Pruco Life's
Variable Universal Life

[GRAPHIC]

Annual Report to
Contract Owners and
Prospectus Supplement

December 31, 1998

IFS-19990208-A037698

VARIABLE INVESTMENT OPTIONS

o  The Prudential Series Fund, Inc.

     Money Market Portfolio

     Diversified Bond Portfolio

     Conservative Balanced Portfolio

     Flexible Managed Portfolio

     High Yield Bond Portfolio

     Stock Index Portfolio

     Equity Income Portfolio

     Equity Portfolio

     Prudential Jennison Portfolio

     Global Portfolio

o AIM Variable Insurance Funds, Inc.
     AIM V.I. Value Fund

o American Century Variable Portfolios, Inc.
     American Century VP Value Fund

o Janus Aspen Series
     Growth Portfolio

o MFS Variable Investment Trust
     Emerging Growth Series

o T. Rowe Price International Series, Inc.
     International Stock Portfolio

[LOGO]  Prudential
        The Prudential Insurance
        Company of America
        751 Broad Street
        Newark, NJ 07102-3777

[LOGO]

--------------------------------------------------------------------------------

This Report may be used with the public only when preceded or accompanied by current prospectuses for The Prudential Series Fund, Inc., the applicable variable life product and the current Performance Data Update for the applicable product. The Performance Data Update shows historical investment performance after the deduction of investment management fees, investment-related expenses and the product's Mortality and Expense Risk Charge.

For the variable life insurance products, additional contract charges include the cost of insurance, administrative, sales and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Performance Data Update. The prospectuses contain more information concerning charges and expenses, including hypothetical performance illustrations that show the effects of performance on various assumptions, and should be read carefully before you invest or send money.

Variable life and variable annuity products are offered by Pruco Securities Corp., a subsidiary of The Prudential Insurance Company of America. Both are located at 751 Broad Street, Newark, NJ 07102-3777.

--------------------------------------------------------------------------------

Table of Contents

Letter to Contract Owners....................................................2

Market Commentary............................................................4

Investment Outlook...........................................................8

The Prudential Series Fund, Inc. Portfolios.................................10
     Money Market Portfolio
     Diversified Bond Portfolio
     Conservative Balanced Portfolio
     Flexible Managed Portfolio
     High Yield Bond Portfolio
     Stock Index Portfolio
     Equity Income Portfolio
     Equity Portfolio
     Prudential Jennison Portfolio
     Global Portfolio
     Financial Statements
     Schedule of Investments
     Notes to Financial Statements
     Financial Highlights
     Prospectus Supplement

AIM Variable Insurance Funds, Inc..........................................103
     AIM V.I. Value

American Century Variable Portfolios, Inc..................................117
     American Century VP Value Fund

Janus Aspen Series.........................................................145
     Janus Aspen Series-Growth Portfolio

MFS Variable Insurance Trust...............................................163
     MFS Emerging Growth Series

T. Rowe Price International Series, Inc....................................187
     T. Rowe Price International Stock Portfolio

Year Ended December 31, 1998

Letter To Contract Owners

[PHOTO]
Mendel A. Melzer CFA
Chairman

--------------------------------------------------------------------------------

"We continue to believe that diversification and a long-term perspective are the keys to a successful investment strategy and can help you receive more consistent returns over time."

Dear Contract Owner:

This Annual Report presents the investment performance of the portfolios that underlie your Pruco Life Variable Universal Life insurance contract.

Last year, the stock market registered double-digit returns for an unprecedented fourth consecutive year. However, the global financial crisis drove many investors to focus on only the largest and most marketable securities. As a result, companies with the most predictable earnings and largest market capitalization generated the lion's share of the stock market gains while small-company and value stocks lagged dramatically.

This "flight to quality" also drove the yield on the 30-year Treasury bond to 4.71%, its lowest level since April 1967, which made virtually all other debt securities very unattractive.

The turning point for the financial markets came in the fall when a round of interest rate cuts by central banks around the world, including the U.S. Federal Reserve, fueled investor confidence and prompted investors to move money back into riskier investments with higher potential total returns. (Total return is interest or dividends plus capital appreciation.) Forecasts that there would be a huge rise in on-line business also helped the bull market regain its footing by sparking a fourth quarter rally in technology stocks.

How Did the Portfolios Perform?

Consistent with the market, our large-capitalization growth stock portfolio-Prudential Jennison-posted an unusually high return of 37.5% for the year. On the other hand, our value-oriented Equity and Equity Income portfolios lagged the growth-oriented average, with the mid-cap value-oriented Equity Income actually down a disappointing 2.4% for the year. Many of our other portfolios finished with solid results, including our Global portfolio.

Keep the Markets in Perspective

As we begin the new year, the U.S. stock market is at historic highs in terms of the price placed on companies' earning powers. We expect markets eventually to bring prices in line with earnings performance. We have already begun to see fixed-income investors shift money back into investment-grade and high-yield corporate bonds, as well as into emerging market, mortgage-backed and asset-backed securities. Furthermore, growth and value styles of investing tend to alternate in superior performance, making it often unwise to chase last year's market winners.

We continue to believe that diversification and a long-term perspective are the keys to a successful investment strategy and can help you receive more consistent returns over time. It is also a good practice to rebalance your holdings when necessary to keep your asset allocation consistent with your objectives and risk tolerance.

It's Long-Term Performance That Counts.

Although this Report focuses primarily on one-year returns, remember that it's long-term performance that counts. Review your Portfolio's 1998 performance, but also examine its longer-term record as well. You'll note that over the past three, five and 10 years, many of the Prudential Series Fund Portfolios have delivered excellent returns, both on an absolute basis and in comparison with funds having similar objectives as reported by Lipper, Inc.

Since most people buy variable life products to finance long-term goals, our objective for these Portfolios is to achieve above-average investment performance over time. Therefore, when you consider how to allocate either new or existing assets among our available options, we encourage you to think about your time horizon and risk tolerance. As always, remember that past performance is not necessarily indicative of future results.

Your Prudential professional would be happy to help you review and structure a program to meet your long-term financial needs.

All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.


/s/ Mendel A. Melzer

Mendel A. Melzer, CFA
Chairman,
The Prudential Series Fund, Inc.

January 22, 1999

--------------------------------------------------------------------------------

Important Note

The rates of return quoted on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the Portfolio and, when redeemed, may be worth more or less than their original cost. Changes in contract values depend not only on the investment performance of the Portfolio but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under the contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Your Prudential Representative/Pruco Securities Registered Representative can provide you with actual rates of return for your type of variable life insurance or annuity contract and show you a personalized illustration of how insurance charges affect the returns you experience.

1998 Market Commentary

Market Overview

o The Asian economic and financial crises, which culminated in the Russian default, drove down the price of stocks throughout that region and then throughout the world in the third quarter.

o Despite this volatility, most stock markets around the world posted double-digit gains for the year. Interest rate cuts by the U.S. Federal Reserve in September, October and November restored investor-confidence in the markets.

o However, the performance of the average stock was below historical levels. In the U.S., most of the gains were driven by the largest stocks with the strongest franchises. Substantial performance disparities developed between large-capitalization companies and small-capitalization companies and between value and growth stocks.

o The prospect that the Internet will transform society led to an almost unbelievable speculation in Internet-related stocks.

o Investor uncertainty also manifested itself in the bond markets. Pursuit of the safest government bonds resulted in a significant rise in the yields of riskier bonds.

U.S. Stocks

Diverging Markets

Normally, the way to make money is to buy low and sell high. But looking at last year's performance of stocks and bonds, it appears that the strategy that worked best in 1998 was "momentum investing"--buying more of the most popular, most expensive securities. Companies with the most predictable earnings and largest market capitalization, which already were expensive at the beginning of 1998, generated most of the year's stock market gains while small-company and value stocks lagged dramatically.

Why did investors decide to buy high? The trouble began when the government of Thailand devalued the baht in 1997. The currencies of several neighboring countries also weakened and investors grew increasingly concerned about the impact of an Asian economic slowdown.

This prompted many investors to focus on a few large, well-known companies, which were expected to have more predictable earnings and marketable stocks. When the Russian turmoil erupted last August, the focus on security intensified.

Since investors were willing to pay a premium for these well-known companies, they boosted the return of these few firms above all others. Conversely, small-company stocks, which generally are more vulnerable to negative financial and economic news than large-company stocks, had a sharp price-drop in 1998.

--------------------------------------------------------------------------------

How the Markets Compared1

                                   [GRAPHIC]

                                                  Average Return Over
                                                     Past 20 Years
                                      1998           (Annualized)
                                      ----           ------------

               Money Markets           4.8%              7.6%
               Bonds                   9.5%             10.2%
               Foreign Stock          24.8%             15.3%
               U.S. Stocks            28.6%             17.8%

--------------------------------------------------------------------------------
This chart compares the 12-month return as of 12/31/98 for various categories of investments with the average annual total return over 20 years for the same investment. As you can see, stock and bond market returns can vary considerably from year to year. Unlike stocks, bonds generally offer a fixed rate of return and principal if held to maturity. An investment's past performance should never be used to predict future results. There are different risks associated with each investment sector, which should be carefully considered before investing.

1 Source: Lipper Analytical Services, Inc. For purposes of comparison only. U.S. money markets as measured by Lipper Money Market Average. Bonds as measured by the Lehman Brothers Gov't. Corp. Index. Foreign stocks as measured by the Morgan Stanley Capital International World Index. U.S. stocks as measured by the S&P 500 Composite Stock Price Index.

The views expressed are as of 1/22/99 and are subject to change based on market and other conditions.

In addition, value stocks--those that are inexpensive in terms of price-to-cash flow, earnings and book value--also lagged large growth stocks dramatically. This divergence in the market is reflected in the year-end returns of the major equity indexes.

The Standard & Poor's 500 Composite Stock Price Index (the S&P 500 Index), which represents the broad market to many investors, plunged in the third quarter but ended 1998 with a total return of 28.6%. The stocks of companies with the largest capitalization, measured by the Russell Top 200 Index (published by the Frank Russell Company), gained a substantial 33.4% over the year.

However, the small-cap Russell 2000 Index actually fell by 2.6%. (Market capitalization, frequently referred to as market cap or market value, is the price that the stock market puts on an entire enterprise. It is calculated by multiplying the current market price by the number of shares outstanding.)

As for the performances of growth and value stocks in the S&P 500, the S&P/Barra Growth Index returned 42.1% for the year, versus the S&P/Barra Value Index, up only 14.7%--an unusually wide 27-percentage-point difference.

In many cases, however, the earnings of the most popular companies did not rise as much as their share prices. Investors paid more and more for each dollar of these firms' profits in 1998. Many of the market leaders' stocks reached prices 60 to 70 times their annual earnings, compared with historical average price-to-earnings (P/E) ratios of less than 20 times earnings.

1998 Winners and Losers

Technology Stocks Big Winners in 1998

The Technology sector, driven by new low-cost computers and the prospect that Internet commerce will transform the way we do business, led the market in 1998 with a 67.4% growth. Dell Computer was a large contributor to the sector's performance, up 249%. Software giants Microsoft and Apple were other major contributors, rising 118% and 212%, respectively. The return of co-founder Steve Jobs and the introduction of new low-priced iMac computers helped Apple come back after languishing among the worst performers on the S&P 500 Index just one year ago. It was the second-best performing stock in the Index. EMC Corp., the world's largest maker of data-storage devices, claimed the #3 spot on the "S&P 500 Index Top 10" list, up 210% for the year. Inspired by expectations more than by current earnings, the prices of companies of Internet-related stocks shot up to unprecedented levels.

Consumer Cyclicals Finished Second

The Consumer Cyclicals sector came in a distant second for the year, but still averaged an impressive 45.0% gain. Gap Inc. was the best name in the sector by far, up 138%. Gap was the 10th best-performing company in the S&P 500 Index in 1998 as its line of khaki pants and casual clothes rode the trend toward less formal work attire. Lowes Corp., up 115%, Home Depot, up 108%, and Wal-Mart, up 108%, were the other companies in the sector that doubled their prices for the year.

================================================================================
Technology Led the Market in 1998

                                   [GRAPHIC]

Tech                             67.4%
Cons. Cycl.                      45.0%
Utilities                        39.7%
Cons Growth                      27.4%
Indust.                          12.6%
Finance                          11.4%
Energy                           0.94%

--------------------------------------------------------------------------------
Source: Standard & Poor's as of 12/31/98. Past performance is not indicative of future results.

1998 Market Commentary continued

Industrials Lagged

In our view, the Industrial sector of the U.S. economy suffered a brief recession in mid 1998, due to the consequences of Asia's economic contraction. The Far East is a major user of industrial products, such as machinery and metals. Overbuilding and the declining cost of production in that region were largely responsible for the sector's poor showing in the stock market. Within the industrial sector of the S&P 500, machinery and nonferrous metals companies were among the worst performers, losing 20% and 28%, respectively. Stronger performances by office equipment and supplies companies and commercial services helped the sector as a whole return just under 13%.

Energy Demand Was Low

The Energy sector, plagued by low demand throughout 1998 and a steep decline in oil prices toward the end of the year, eked out a return of only 0.9%. Rowan, down 68%, was among the worst performers in the sector. This oil service company suffered as major oil producers reduced exploration and drilling operations and crude oil prices plunged to 12-year lows. Baker Hughes, the fourth-largest U.S. oil field services and equipment company, was down 59% for the year. It has announced plans to eliminate 2,000 jobs.


The World

A Tumultuous Twelve Months

In 1998, the European stock markets took investors on a tumultuous roller-coaster ride. They staged an incredible rally in the first half of the year, returning 27%, as measured by the Morgan Stanley Capital International
(MSCI) Europe Index in U.S. dollars. But investor anxiety hit Europe hard in August. Double-digit declines were almost universal and many of the stock markets gave up almost half of the gains made earlier in the year.

The decline was partly in reaction to the falling U.S. market, but it also reflected fears of exposure to economic turmoil in Russia. Then in the last quarter of the year, as central banks around the world lowered interest rates and enthusiasm built in Europe for the year-end monetary union, the MSCI Europe Index regained momentum and recouped what it had lost over the summer to end the year up 29%.

Finland's stock market alone returned 123% in 1998, thanks in part to its strong telecommunications and electronics industries. The worst market in Europe was Norway. Hammered by sagging oil prices, the Oslo Stock Exchange fell 30%.

Asian returns were dominated by the contraction of the region's economy. Japanese stocks had a positive return to U.S. investors only because the yen appreciated against the dollar.

The weakening dollar, aided by signs of economic stabilization, also pushed Thailand into positive territory. Only the Australian, Korean and Philippine markets rose in their own currencies.

--------------------------------------------------------------------------------

Global Stock Market Performance1 (U.S. $) in 1998

                                   [GRAPHIC]

               MSCI Europe Index                             28.9%
               MSCI World Free Index                         24.8%
               MSCI EAFE Free Index                          20.3%
               MSCI Japan Index                               5.3%
               MSCI Pacific (Ex-Japan) Free Index            -5.1%

--------------------------------------------------------------------------------
1     Source: Morgan Stanley Capital International as of 12/31/98.

The Morgan Stanley Capital International (MSCI) World Free Index is a weighted, unmanaged index of the performance of 1,472 securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East.

Morgan Stanley country indexes [Europe, Asia, Far East (EAFE), Pacific and Japan] are unmanaged indexes that include stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in indexes.

Bonds

Flight-to-Quality Investing Breeds Illiquidity

What did fixed-income investors want most in 1998? In two words, Quality and Liquidity. During the volatile market conditions that characterized much of the year, they fled to the highest-quality government securities--U.S. Treasuries--even if it meant paying more and receiving lower returns.

The U.S. Treasury is the world's largest issuer of debt. Moreover, that debt is backed by the full faith and credit of the federal government. Treasuries were therefore an ideal "safe haven" investment. Major European government bond markets were another safe port amid last year's global financial storm.

As a result of this "flight to quality," bond markets in late summer and early October were plagued by illiquidity, or difficulty buying and selling all but the most sought-after Treasuries. Growing demand for Treasuries fueled such a strong rally that the yield on the 30-year Treasury bond fell to 4.71% on October 5, its lowest level since April 1967. (Bond yields move in the opposite direction of prices.) Yields on Treasury notes and bills also sank as a huge inflow of cash into money market funds prompted portfolio managers to buy short-term government securities.

These sharp drops meant that the spread, or difference in yield, between Treasuries and other debt securities, such as investment-grade corporate bonds, widened significantly, indicating investors were less willing to take a chance on the relatively more risky bonds.

An even more dramatic indication of illiquidity was investors' strong preference for "on the run," or the most recently auctioned, Treasuries versus "off the run," or older, less-frequently traded issues. Both offer the same credit quality. Yet the spread between yields of "on the run" and "off the run" Treasuries, which might normally be a few basis points, rose to as much as 40 basis points in some cases. (A basis point is 1/100th of a percentage point.) This wide gap reflected investors' willingness to pay more and accept lower returns for greater liquidity.

This stampede away from both risky and safe bonds was one of the major factors that spurred the Federal Reserve to action. Had the trend been allowed to continue, it might have threatened the U.S. economic expansion. The Federal Reserve cut the Federal funds rate (what banks charge each other to borrow overnight) by a quarter percentage point on September 29, October 15 and November 17. The reductions left the key short-term rate at 4.75%. The mid-October move did the most to restore liquidity to the bond markets, as this marked the first time in four and a half years that monetary policy was changed between the central bank's regularly scheduled meetings. The unusual timing of this move encouraged investors and spurred lenders to provide businesses with money and should help foster U.S. economic growth in the future.

By the end of the year, the battered bond markets had staged a respectable recovery. Investors had begun to shift money out of Treasuries back into investment-grade and high yield corporate bonds as well as emerging market, mortgage-backed and asset-backed securities.

--------------------------------------------------------------------------------

Global Bonds Deliver Attractive Returns in 1998

Global (U.S. dollar)                     15.3%

U.S. Treasuries                          10.0%

Aggregate Index                           8.7%

Corporates                                8.6%

Mortgages                                 7.0%

High Yield                                1.6%

Emerging Markets                        -11.6%

--------------------------------------------------------------------------------
Source: Lehman Brothers, as of 12/31/98. Past performance is not indicative of future results.

1999 Investment Outlook

Economic Outlook

Slow Growth and Tame Inflation

Our economists at Prudential expect the economy to slow to a 2% pace in the first half of 1999, but they do not expect the deceleration to be sharp. First, the U.S. economy has more momentum than expected. This growth has come from solid sources such as consumer expenditures, not from short-term factors such as fluctuations in inventories. Second, a sharp increase in bank lending, narrowing credit spreads and a rebound in the stock market have for the most part silenced talk of a severe credit crunch. Lastly, recent employment reports and vehicle sales indicate that above-trend growth still continues. Our economists are also calling for growth to increase to 3% in the second half of the year as businesses stock up on inventories in anticipation of Year 2000 computer problems.

We believe inflation will remain tame in 1999. Inflation, as measured by the Consumer Price Index, is expected to level out at 2.25%. The Consumer Price Index, which climbed 2% in the second half of 1998, is expected to rise by 2.4% in the first half of 1999 and settle at 2.2% in the latter half. Oil prices remain the biggest wild card in our inflation forecast. According to our economists and most Wall Street firms, as Asia recovers and more seasonable colder weather descends upon the United States and Japan, oil prices should rise.

These projections imply that the Federal Reserve is not likely to tinker with U.S. monetary policy in 1999 through further cuts in interest rates.

Stock Market Outlook

Reconsider Expectations

Markets generally bring prices in line with earnings performance sooner or later. Although the market may rise in 1999, the likelihood that it will match the phenomenal gains of the last four years is not very high. Since the stock market leaders have become very expensive relative to their earnings prospects, investors may want to consider directing some assets to the underpriced sectors of the market.

Time to Rebalance

The disparity in returns (and valuations) among market sectors, investment styles and capitalization groupings reminds us of the importance of diversification and a long-term view. Rarely does the top-performing sector of the market remain the same over time.

Investors interested in rebalancing should consider value stocks, which in general are selling at significant discounts to the market, as well as small- and mid-cap growth stocks. Many of these companies have strong pricing power. In addition, given their strong performance in the fourth quarter of last year, emerging markets and Asia may be starting their recovery at very inexpensive levels. One place we believe investors should stay put is Europe, where the bull market has yet to run its course. The advent of the new currency, the Euro, is expected to lead to a large-scale restructuring of investment portfolios, which may favor the larger, more familiar European companies.

--------------------------------------------------------------------------------

A Reality Check

Since 1925, the U.S. stock market's average return has been 11.2% as measured by the S&P 500 Index. Yet in recent years, returns have been much higher, as the chart below shows.

--------------------------------------------------------------------------------

Returns of the U.S. Stock Market

                                                                         Average
                                                                         Annual
                                                                         Return
                                                                         ------
1925 -1998                                                                11.2%
--------------------------------------------------------------------------------

Source: Ibbotson Associates.

Last Four Years
1995                                                                       37.5%
1996                                                                       23.0%
1997                                                                       33.4%
1998                                                                       28.6%
--------------------------------------------------------------------------------

Source: Lipper Analytical Services, Inc.

With the highest valuation levels in history at a time when corporate profits are slowing, we believe it is prudent to remember that recent rates of return are unlikely to continue.

U.S. Bond Markets

Guarded Optimism

While last summer's wariness will not easily be forgotten, many investors are once again embracing fixed-income markets with guarded optimism. Much will depend on how the U.S. economy fares. The manufacturing arm is coming out of a recession and service-sector growth could continue at a brisk, if somewhat slower, pace than last year. Some Asian economies have begun to improve, pointing toward stronger demand for American-made machinery and other industrial goods.

These and other signs indicate that the U.S. economy is on course to make a soft landing in 1999. In other words, the economy should grow at a slower pace but avoid sliding into a recession. The three Federal funds rate cuts enacted late last year could act as a safety net, encouraging economic growth through lower borrowing costs. But it usually takes between nine months and a year for an interest rate cut to work its way through the economy. This leaves plenty of time for the economy to lose steam.

By some measures, the average spread, or difference in yield, between junk bonds and Treasuries was just over 600 basis points at year-end (according to the Chase High Yield Index). Although this spread is down from the more than 700 basis points of last summer, it is still much higher than the 400 to 500 basis points that would be expected with the junk bond default rate currently at its historical average of 3.0%. In short, we believe junk bonds are somewhat undervalued right now considering the level of risk involved.

If the economy behaves as expected, the yield on the 30-year U.S. Treasury bond should fluctuate in a fairly narrow range between 4.75% and 5.75% this year. Investment-grade and high yield corporate bonds should perform better than federal government securities as investors seek securities that provide incremental yield over Treasuries. In fact, demand for junk bonds and investment-grade corporate bonds has already increased in the new year because they are viewed as beneficial additions to a portfolio in the low-rate environment.

Prices of investment-grade corporate bonds have recovered roughly half of their losses from last year, depending on which sector of the market is considered. For example, financial services bonds bounced back solidly, but energy bonds have gained only modestly amid continued concern about the impact of low oil prices. Overall, corporate balance sheets are still in good shape as debt as a percentage of equity is still at manageable levels.

Bargain hunters should also look to the municipal bond market, where the average insured, triple-A-rated bond maturing in 30 years was yielding approximately 95% as much as comparable Treasuries at year-end. Historically, these bonds have yielded roughly 87% of what Treasuries yield, because their interest income is exempt from federal income taxes and, in some cases, state and local taxes as well.

Prudential Money Market Portfolio

Performance Summary.

Your Portfolio returned 5.39% during 1998 and beat the 5.10% return on the average money market fund as tracked by Lipper Analytical Services, Inc. On December 29, 1998, the Portfolio's seven-day yield was 4.96%, down from 5.28% on June 30, 1998.

Money market interest rates fluctuated in a narrow range, then declined sharply in midsummer as the global financial crisis led the Federal Reserve to lower short-term interest rates. Your Portfolio provided an above-average return by investing in shorter- and longer-term money market securities that allowed it to lock in higher yields in the first half of 1998 and to weather the period of lower interest rates that occurred during the second half of 1998.

An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the U.S. government. There is no guarantee that the Portfolio will be able to maintain a stable share value of $10.

--------------------------------------------------------------------------------

Average Annual Returns Through December 31, 1998

                                    Six      One       Three     Five       Ten
                                  Months     Year      Years     Years     Years
--------------------------------------------------------------------------------
Money Market Portfolio1            2.66%     5.39%     5.35%     5.18%     5.61%
--------------------------------------------------------------------------------
Lipper (VIP) Money Market Avg.2    2.49%     5.10%     5.08%     4.92%     5.32%
--------------------------------------------------------------------------------
Money Market Portfolio inception date: 5/13/83.

--------------------------------------------------------------------------------

Seven Day Current Net Yields During the Past 12 Months

                                   [GRAPHIC]

                      Money Market Portfolio1         Average Money Market Fund2
"Jan '98"                       5.44                             4.99
                                5.37                             4.99
                                5.35                             4.96
                                5.33                             4.95
"Feb"                           5.36                             4.95
                                5.36                             4.96
                                5.32                             4.94
                                5.31                             4.92
                                5.3                              4.92
"Mar"                           5.32                             4.93
                                5.32                             4.92
                                5.3                              4.92
                                5.29                             4.92
"Apr"                           5.28                             4.9
                                5.28                             4.91
                                5.26                             4.91
                                5.27                             4.92
"May"                           5.26                             4.91
                                5.25                             4.92
                                5.25                             4.91
                                5.26                             4.92
                                5.26                             4.91
"Jun"                           5.28                             4.94
                                5.31                             4.92
                                5.3                              4.91
                                5.31                             4.91
"Jul"                           5.28                             4.92
                                5.28                             4.92
                                5.28                             4.91
                                5.28                             4.92
"Aug"                           5.26                             4.91
                                5.27                             4.93
                                5.26                             4.9
                                5.26                             4.92
                                5.26                             4.9
"Sept"                          5.24                             4.88
                                5.18                             4.84
                                5.18                             4.76
                                5.1                              4.71
"Oct"                           5.02                             4.64
                                4.99                             4.67
                                4.95                             4.63
                                4.95                             4.63
"Nov"                           4.94                             4.55
                                4.92                             4.57
                                4.94                             4.54
                                4.94                             4.55
                                4.95                             4.54
"Dec"                           4.96                             4.53

Weekly seven day current net yields of the Money Market Portfolio and the IBC Taxable General Purpose, First and Second Tier Money Market Fund.

--------------------------------------------------------------------------------
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

2 Source: IBC Financial Data, Inc. As of 12/29/98, based on 303 funds in the IBC Taxable General Purpose, First and Second Tier Money Market Fund.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

Investment Goal

Current income, stability of capital and maintenance of liquidity.

Types of Investments

Short-term money market securities that generally mature in 13 months or less. These securities primarily consist of Certificates of Deposit (CDs), Commercial Paper and Bankers' Acceptances, U.S. Treasury bills (T-bills) and other instruments issued by or guaranteed by the U.S. government or its agencies.

--------------------------------------------------------------------------------

Performance Review.

Rates Tumbled. After holding fairly steady in the first half of 1998, interest rates began to tumble in August as financial market turmoil spread from Asia to Russia and Latin America.

Investors fled to the relative safety of U.S. Treasuries. As a result, the difference in yield between Treasuries and other debt securities widened significantly.

To protect the U.S. economy from the disarray in the financial markets, the Federal funds rate (the rate banks charge each other for overnight loans) was lowered three times in quarter-percentage-point increments to 4.75%.

The decline in the Portfolio's seven-day yield reflects these changes in monetary policy.

Strategy Session.

U.S. Economy Sent Mixed Signals

The outlook for U.S. monetary policy changed several times during 1998 as investors revised their predictions about how much the Asian financial crisis would hurt U.S. economic growth.

Grappling with signs of economic weakness and strength early in the year, investors initially thought the economy would slow enough to require a cut in the Federal funds rate to stimulate growth. Instead, the economy raced ahead in early 1998, fueling speculation that a short-term rate increase was necessary to curb the expansion. However, this view faded in the spring amid renewed fears that Asian financial woes would sap U.S. economic vigor.

These concerns deepened in August as the financial crisis hit Russia and Latin America. Investors sought refuge in U.S. Treasuries, causing them to become overvalued relative to investment-grade and lower-quality debt securities. The Federal Reserve responded by cutting the Federal funds rate a quarter percentage point on September 29, October 15 and November 17, leaving the key short-term rate at 4.75%.

The unusual timing of the second move, which occurred between the central bank's regularly scheduled meetings, reassured investors that monetary policy would be reduced as often as needed to soften a potential economic slowdown.

For the year, the best buying opportunities occurred at the end of the first, second and fourth quarters, when seasonal borrowing needs of corporations briefly boosted yields so that money market securities traded at "fire sale" prices.

Once it became clear in late summer that the Federal funds rate was headed lower, we advantageously positioned the Portfolio to beat the anticipated decline in interest rates. The Portfolio ended the year positioned in a neutral fashion versus its competition.

--------------------------------------------------------------------------------

Outlook
PORTFOLIO MANAGER
Manolita Brasil

Federal Reserve Seen on Hold.

"We believe the Federal Reserve will hold monetary policy steady for now because the U.S. economy remains quite strong and thus far, Brazilian economic woes have inflicted far less damage on global financial markets than was originally expected."

--------------------------------------------------------------------------------

                                     [PHOTO]
                                Portfolio Manager
                                 Manolita Brasil

--------------------------------------------------------------------------------

Portfolio Composition
                                                               as of 12/31/98
                                                               --------------
Other Commercial Paper                                              33.8%

Foreign Bank Obligations                                            21.5%

Other Corporate Obligations                                         18.9%

Yankee Commercial Paper                                             13.2%

U.S. Bank Obligations                                                9.4%

U.S. Government & Agencies                                           1.7%

Loan Participations                                                  1.5%

--------------------------------------------------------------------------------
Source: Prudential. 26% of the portfolio holdings are adjustable rate securities. Holdings are subject to change.

Prudential
Diversified Bond Portfolio

Performance Summary.

Corporate bonds performed better than U.S. Treasuries early in the year as U.S. economic conditions remained favorable and financial turmoil in Asia appeared to have eased. However, the Asian financial crisis deepened and spread to other regions, prompting investors to buy Treasuries for their relative safety and sell other debt securities. Treasuries therefore gained more than corporate bonds and emerging market debt securities in 1998.

While your Portfolio's exposure to Treasuries increased, its corporate debt holdings included energy sector bonds that declined in value as well as Conti Financial Corp. bonds that hurt the Portfolio's relative performance. As a result, the Portfolio's 7.15% annual return trailed the 7.44% return on the Lipper (VIP) Corporate Debt BBB Average.

--------------------------------------------------------------------------------

Average Annual Returns Through December 31, 1998

                                       Six      One      Three    Five      Ten
                                      Months    Year     Years    Years    Years
--------------------------------------------------------------------------------
Diversified Bond Portfolio             2.60%    7.15%    6.70%    7.25%    9.14%
--------------------------------------------------------------------------------
Lipper (VIP) Corp. Debt BBB Avg.2      3.26%    7.44%    7.11%    7.13%    8.97%
--------------------------------------------------------------------------------
Lehman Aggregate Index3                4.58%    8.69%    7.29%    7.27%    9.26%
--------------------------------------------------------------------------------

Diversified Bond Portfolio inception date: 5/13/83.

--------------------------------------------------------------------------------

$10,000 Invested Over Ten Years

                                   [GRAPHIC]

          $23,975 Diversified       $23,672 Lipper (VIP)         $24,240 Lehman
            Bond Portfolio1         Corp. Debt BBB Avg.2        Aggregate Index3

"88"             10000                     10000                    10000
                 10896.5                   10866.5                  10919.5
"89"             11348.6                   11187                    11453
                 11598.3                   11463.2                  11777
"90"             12293                     11898.2                  12479.1
                 12845.4                   12539.7                  13037.1
"91"             14313.9                   13916.9                  14476.2
                 14701.3                   14331.6                  14867.8
"92"             15342.4                   14973.1                  15547.7
                 16452.1                   16189                    16619.8
"93"             16896.9                   16744.3                  17063.5
                 16252.8                   15912.5                  16403.5
"94"             16350.7                   16025.2                  16565.9
                 18326.2                   18014.7                  18461.7
"95"             19740.6                   19271.3                  19626.3
                 19437.5                   18902.3                  19387.9
"96"             20608.7                   19929.1                  20338.8
                 21455.2                   20546.8                  20968
"97"             22374.4                   21944.2                  22302.5
                 23367.1                   22874.7                  23178.4
"98"             23975.2                   23671.6                  24239.8

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper Analytical Services, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

3 The Lehman Aggregate Index (LAI) is comprised of more than 5,000 government and corporate bonds. The LAI is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LAI may differ substantially from the securities in the Portfolio. The LAI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

--------------------------------------------------------------------------------

Investment Goal

High level of income over the long term while providing reasonable safety of capital.

Types of Investments

U.S. government securities, mortgage-backed bonds, both investment-grade and high yield ("junk bond") corporate debt, and foreign securities (dollar and non-dollar denominated).

Investment Style

This Portfolio seeks the highest yield while maintaining safety of capital, by strategically allocating Portfolio assets among the above classes of bonds.

--------------------------------------------------------------------------------

Performance Review.

What a Rally! The Portfolio's performance benefited as U.S. Treasuries comprised roughly 30% of its total investments when the rally in Treasuries peaked in early October.

At that time, prices of Treasuries soared so high that the 30-year Treasury bond yield, which falls as prices rise, slid to its lowest level in more than 30 years.

Disappointment over a modest change in U.S. monetary policy on September 29 had boosted demand for "safe haven" securities such as Treasuries relative to stocks and corporate bonds.

This trend fueled strong gains in the prices of Treasuries during the first week of October.

Strategy Session.

A Confident Beginning. Early in the year, a nearly ideal combination of subdued inflation, solid U.S. economic growth and low interest rates enhanced the appeal of securities such as corporate bonds that offered incremental yield over U.S. Treasuries. Belief that some Asian nations were making progress toward resolving their financial difficulties also heightened investor confidence. Thus, investment-grade corporate bonds performed better than Treasuries during the first five months of the year, based on Lehman Brothers indexes.

This trend reversed as the Asian financial contagion deepened and infected Russia and Latin America in August. To make matters worse, the Federal Reserve had to arrange a rescue of hedge fund Long-Term Capital Management, which nearly collapsed in September. Investors responded by purchasing Treasuries and dumping assets that carried greater risk. We were in this camp, increasing Treasuries to 30% of the Portfolio's total investments as of September 30, 1998, up from 2.0% from December 31, 1997.

The global financial crisis posed a potential threat to the U.S. economy because many investors were reluctant to buy the stocks and bonds of corporations. The Federal Reserve came to the rescue again, protecting the economy with a series of three quarter-percentage-point cuts in the Federal funds rate (what banks charge each other for overnight loans). The first reduction on September 29 left the rate at 5.25%. Investors expressed their dissatisfaction with this modest change by purchasing Treasuries, which pushed down the 30-year Treasury bond yield to 4.71% in early October, its lowest level since April 1967.

The Federal funds rate was lowered again to 5.00% on October 15 and 4.75% on November 17. The unusual timing of the second move, which occurred between the Federal Reserve's regularly scheduled meetings, seemed to indicate that monetary policy would be eased as often as needed to aid U.S. economic growth. Reassured, investors began to reverse the "flight to quality" trend.

As prices of our U.S. dollar-denominated bonds of the cities of Moscow and St. Petersburg, Russia, edged higher, we sold them at a loss on the view that difficult economic and financial conditions would continue in Russia. The Portfolio's performance was also hurt because its energy bonds sold off amid concern that low oil prices would continue to hurt corporate balance sheets. In addition, we owned Conti Financial Corp. bonds that performed poorly as major U.S. credit rating agencies down-graded their ratings.

--------------------------------------------------------------------------------

Outlook

PORTFOLIO MANAGER
Barbara Kenworthy

Economy Expected to Moderate.

"We believe the U.S. economic expansion could moderate in 1999. In other words, the economy could grow at a slower pace but not slide into a recession. If the economy behaves as expected, the 30-year Treasury bond yield could fluctuate this year in a range of 4.75% to 5.75%. Therefore, debt securities that offer incremental yield over Treasuries stand a good chance of performing better than federal government securities in 1999."

--------------------------------------------------------------------------------

                                     [PHOTO]
                                Portfolio Manager
                                Barbara Kenworthy

--------------------------------------------------------------------------------

Portfolio Composition

                                                                 as of 12/31/98
                                                                 --------------

Corporate Bonds                                                       81.1%

U.S. Treasuries                                                       12.0%

Other/Cash                                                             4.1%

Asset-Backed                                                           1.2%

U.S. Government & Agencies                                             0.9%

Mortgages                                                              0.7%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

--------------------------------------------------------------------------------

Credit Quality

                                                                 as of 12/31/98
                                                                 --------------
U.S. Government                                                       14.3%

AAA                                                                    2.9%

AA                                                                     6.0%

A                                                                     17.0%

BBB                                                                   41.6%

BB                                                                    14.0%

B                                                                      1.3%

Short-Term/Cash                                                        2.9%

Average Credit Quality                                                   A

Duration                                                        5.70 years

Average Maturity                                               10.56 years

--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential Conservative Balanced Portfolio

Performance Summary.

Your Portfolio--which invests in a conservative mix of bonds, stocks and money market securities--returned 11.74%, for the year ended December 31, 1998, well above the average bond return. However, it trailed the 14.79% return of the Lipper (VIP) Balanced Fund Average because the Portfolio's conservative mandate requires a smaller proportion of stocks in the asset allocation than the typical balanced portfolio. Active management of our asset allocation added to the Port-folio's performance, but both our bonds and the portion of our stocks that are actively managed trailed their benchmarks.

--------------------------------------------------------------------------------

Average Annual Returns Through December 31, 1998

                                         Six     One     Three    Five      Ten
                                       Months   Year     Years    Years    Years
-------------------------------------------------------------------------------
Conservative Balanced Portfolio1       3.44%   11.74%   12.61%  10.65%   11.31%
--------------------------------------------------------------------------------
Lipper (VIP) Balanced Avg.2            4.66%   14.79%   15.40%  13.73%   12.21%
--------------------------------------------------------------------------------
S&P 500 Index3                         9.24%   28.60%   28.23%  24.05%   19.19%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index4        5.09%    9.47%    7.33%   7.30%    9.33%
--------------------------------------------------------------------------------
Conservative Balanced Portfolio inception date: 5/13/83.

--------------------------------------------------------------------------------

$10,000 Invested Over Ten Years

                                   [GRAPHIC]

        $29,177 Conservative  $31,739 Lipper (VIP)  $24,409 Lehman Gov't./    $57,864 S&P
        Balanced Portfolio1      Balanced Avg.2      Corp. Bond Index4         500  Index3
"88"        10000                  10000                    10000                10000
            10856                  11075.6                  10923                11652.2
"89"        11698.6                11767.1                  11423.4              13163.1
            12091.7                11983.6                  11699.4              13568.4
"90"        12315                  11891.2                  12369.8              12754
            13320.4                12887.2                  12895.1              14568.6
"91"        14663.9                14420.5                  14364.5              16631.2
            14795.5                14567.8                  14722                16519.4
"92"        15683.6                15592                    15453.5              17896.5
            16911                  16618.8                  16657.5              18767.1
"93"        17596.7                17427.3                  17158.2              19696.3
            17186.5                16747                    16414.3              19029.9
"94"        17426.5                17014.5                  16556.2              19955.1
            19140.8                19289                    18509.1              23983.2
"95"        20436.4                21002.2                  19742                27445
            21466.8                21872.9                  19370.8              30213.9
"96"        23016.7                23575.6                  20315.1              33742.2
            24810.9                25884                    20872.7              40692.2
"97"        26113.3                27935                    22297.4              44995.6
            28207.7                30588.4                  23227.5              52969.7
"98"        29177.7                31739.3                  24409.7              57864

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

3 The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

4 The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

Investment Goal

Favorable total return consistent with a more conservatively managed diversified portfolio.

Types of Investments

Money market instruments, bonds and common stocks of both established and smaller companies.

Investment Style

The Portfolio management team holds a baseline allocation of 35% stocks, 35% bonds and 30% money market instruments.

--------------------------------------------------------------------------------

Performance Review.

We Added Value with Active Asset Allocation. We kept our money market allocation considerably below our benchmark, shifting the allocation to intermediate-term bonds. By year's end, we also held nearly 40% of the Portfolio's assets in stocks. We invested 80% of the stocks in a strategy designed to match the risk and return characteristics of the S&P 500 Index. That strategy paid off in 1998, as the S&P 500 Index outpaced most active equity managers.

A Poor Year for Value Stocks. The actively managed portion of our stock allocation favors companies trading at attractive prices for their earning potentials. These stocks did not participate in the stock market rally.

Bond Markets Became Very Focused. After Russia defaulted on some debt, bond investors focused on U.S. Treasury bonds. Although we had reduced our exposure to corporate and foreign issuers early in the year, a few remaining holdings performed poorly.

Strategy Session.

Active Asset Allocation. We use a mathematical model to compare the expected return on the entire stock market (determined primarily by prices and estimated earnings) to long-term interest rates. We try to increase the proportion of the asset class (e.g., stocks, bonds or money market instruments) that offers the best value at any time. We believe asset class has a greater impact on returns over the long term than selection of individual securities. Therefore, these shifts in allocation may affect your return significantly. However, because of the Portfolio's conservative mandate, active asset allocation plays a smaller role than it does in the Flexible Managed Portfolio. Your equity allocation is shared between a portion managed to mirror the behavior of the S&P 500 Index and a portion actively managed in a value style.

Value Investing. Research has shown that a value style has beaten growth over the long run, particularly because it holds up better in falling markets. This wasn't true over the past 12 months, because investors behaved in an unusual way this year. They tended to favor stocks that already were expensive, instead of emphasizing better values. We believe this was a panic reaction, not typical of normal investor behavior. In addition, our value style has led us away from stocks of the largest firms. The market-leading stocks reached record levels of price-to-earnings ratios--60 to 70 times annual earnings per share and more. We don't believe those ratios, many times higher than historical levels, can be sustained over the long term.

Mid-sized and Small Companies. Historically, stocks of firms with small market capitalization (the total value of all outstanding stock) have tended to outperform stocks of their larger counterparts. Unfortunately, the opposite occurred in 1998, with small-company stocks trailing larger by the widest margin since 1929. While the reason for this underperformance remains elusive, lower earnings growth, low inflation and the global financial crisis probably all contributed to the underperformance. Over the long term, we believe these smaller stocks should outpace larger and more expensive stocks.

Bond Markets Calmer. In mid-1998, a Russian default led bond investors to focus on only the very safest securities. The bonds of even the strongest corporations became much less expensive than Treasury bonds of similar maturity.
Fortunately, we had reduced our exposure to these bonds before the bond market fell in late summer. We believe the price differences between corporate and Treasury bonds should narrow somewhat in 1999 and are maintaining our emphasis on corporate bonds.

--------------------------------------------------------------------------------

Outlook

PORTFOLIO MANAGER
Mark Stumpp

Finding Misvaluations.

"We expect a better investing environment in 1999. The continued volatility in stock and bond markets can make opportunities for our portfolio managers by creating misvaluations between stock and bond prices that our active asset allocation may exploit. Nineteen ninety-eight was the fifth consecutive year of underperformance by both mid-sized company and value-oriented stocks. We do not expect this performance discrepancy to persist. If the past is any guide, these stocks may go through a period of superior performance in the near future."

--------------------------------------------------------------------------------

                               PORTFOLIO MANAGERS

                      [PHOTO]                    [PHOTO]
                    Mark Stumpp             John W. Moschberger

                      [PHOTO]                    [PHOTO]
                   Warren E. Spitz            Tony Rodriguez

--------------------------------------------------------------------------------

Portfolio Composition
                                                                  as of 12/31/98
                                                                  --------------
Bonds                                                                   55.2%

Stocks                                                                  39.4%

Money Market                                                             5.4%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

--------------------------------------------------------------------------------

Top Sectors - Stock
                                                                        12/31/98
                                                                        --------
Consumer Growth & Staples                                                11.6%

Technology                                                                6.8%

Finance                                                                   6.2%

Industrials                                                               5.2%

Utilities                                                                 3.4%

Energy                                                                    2.9%

Consumer Cyclicals                                                        2.8%

Top Sectors - Bond
                                                                        12/31/98
                                                                        --------
Industrial                                                               22.4%

Financial                                                                19.4%

Other                                                                     5.1%

Utility                                                                   4.9%

U.S. Treasuries                                                           3.4%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential Flexible Managed Portfolio

Performance Summary.

Your Portfolio--which invests in an actively managed mix of stocks, bonds and money market securities had a disappointing year in 1998. Although the overall return of 10.24% was good, it could have been better in a year that saw the Lipper (VIP) Flexible Fund Average rise by 13.50%. The portion of your stocks that is actively managed in a value style substantially trailed the S&P 500 Index.

--------------------------------------------------------------------------------

Average Annual Returns Through December 31, 1998

                                        Six     One      Three    Five      Ten
                                       Months   Year     Years    Years    Years
--------------------------------------------------------------------------------
Flexible Managed Portfolio1            0.59%   10.24%   13.90%  12.19%   13.15%
--------------------------------------------------------------------------------
Lipper (VIP) Flexible Avg.2            3.43%   13.50%   15.49%  13.64%   14.00%
--------------------------------------------------------------------------------
S&P 500 Index3                         9.24%   28.60%   28.23%  24.05%   19.19%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index4        5.09%    9.47%    7.33%   7.30%    9.33%
--------------------------------------------------------------------------------
Flexible Managed Portfolio inception date: 5/13/83.

--------------------------------------------------------------------------------

$10,000 Invested Over Ten Years

                                   [GRAPHIC]

           $34,387 Flexible      $38,003 Lipper (VIP)  $24,410 Lehman Gov't./    $57,864 S&P 500
          Managed Portfolio1       Flexible Avg.2       Corp. Bond Index4             Index3
"88"          10000                   10000                  10000                     10000
              11223.8                 11085.4                10923                     11652.2
"89"          12176.8                 12092                  11423.4                   13163.1
              12417.7                 12455                  11699.4                   13568.4
"90"          12409.7                 12249                  12369.8                   12754
              13489.1                 13673.7                12895.1                   14568.6
"91"          15565.4                 15541                  14364.5                   16631.2
              15229.2                 15507                  14722                     16519.4
"92"          16750                   16806.2                15453.5                   17896.5
              18242.8                 17887.7                16657.5                   18767.1
"93"          19359.5                 18888.5                17158.2                   19696.3
              18304                   18098.5                16414.3                   19029.9
"94"          18746.9                 18554.6                16556.2                   19955.1
              21026.6                 21291.2                18509.1                   23983.2
"95"          23177.3                 23472.7                19742                     27445
              24459.2                 24917.2                19370.8                   30213.9
"96"          26444                   27121.3                20315.1                   33742.2
              29122.6                 30103.2                20872.7                   40692.2
"97"          31194.2                 32553.7                22297.4                   44995.6
              34183.9                 36041                  23227.5                   52969.7
"98"          34387.2                 38003.3                24409.7                   57864.8

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Flexible Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

3 The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

4 The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

Investment Goal

High total return consistent with a more aggressively managed diversified portfolio.

Types of Investments

Money market instruments, bonds and common stocks of both established and smaller companies.

Investment Style

The Portfolio management team holds a baseline allocation of 60% stocks and 40% bonds.

--------------------------------------------------------------------------------

Performance Review.

A Good Year for Indexing. Early in the year we invested about one-half of the Portfolio's stocks in a style designed to mirror the risk and return of the S&P 500 Index.

The overall stock market was dominated by the performance of a few stocks contained in the Index. These few stocks rose so much that the Index outperformed most active stock managers.

We Added Value with Active Asset Allocation. We kept cash levels to a minimum and over the year we actively shifted assets between stocks and bonds.

A Poor Year for Value Stocks. Half of our stocks are managed with an active style that has a significant exposure to stocks of mid-sized companies with strong earning potential trading at attractive values. These stocks did not participate in the stock market rally.

Strategy Session.

Active Asset Allocation. We use a mathematical model to compare the expected return on the entire stock market (determined primarily by prices and estimated earnings) to long-term interest rates. We try to increase the proportion of the asset class (e.g., stocks or bonds) that offers the best value at any time. We believe asset class has a greater impact on returns over the long term than selection of individual securities. Therefore, these shifts in allocation may affect your return significantly. Your equity allocation is shared between a portion managed to mirror the behavior of the S&P 500 Index and a portion actively managed in a value style.

Value Investing. Research has shown that a value style has beaten growth over the long run, particularly because it holds up better in falling markets. This wasn't true over the past 12 months, because investors behaved in an unusual way this year. They tended to favor stocks that already were expensive, instead of emphasizing better values. We believe this was a panic reaction, not typical of normal investor behavior. In addition, our value style has led us away from stocks of the largest firms. The market-leading stocks reached record levels of price-to-earnings ratios--60 to 70 times annual earnings per share and more. We don't believe those ratios, many times higher than historical levels, can be sustained over the long term.

Mid-sized and Small Companies. Historically, stocks of firms with small market capitalization (the total value of all outstanding stock) have tended to outperform stocks of their larger counterparts. Unfortunately, the opposite occurred in 1998, with small-company stocks trailing larger by the widest mar-gin since 1929. While the reason for this underperformance remains elusive, lower earnings growth, low inflation and the global financial crisis probably all contributed to the underperformance. Over the long term, we believe these smaller stocks should outpace larger and more expensive stocks.

Bond Markets Calmer. In mid-1998, a Russian default led bond investors to focus on only the very safest securities. The bonds of even the strongest corporations became much less expensive than Treasury bonds of similar maturity. Fortunately, we had reduced our exposure to these bonds before the bond market fell in late summer. We believe the price differences between corporate and Treasury bonds should narrow somewhat in 1999 and are maintaining our emphasis on corporate bonds.

--------------------------------------------------------------------------------

PORTFOLIO MANAGER
Mark Stumpp

Finding Misvaluations.

"We expect a better investing environment in 1999. The continued volatility in stock and bond markets can make opportunities for our portfolio managers by creating misvaluations between stock and bond prices that our active asset allocation may exploit. Nineteen ninety-eight was the fifth consecutive year of underperformance by both mid-sized company and value-oriented stocks. We do not expect this performance discrepancy to persist. If the past is any guide, these stocks may go through a period of superior performance in the near future."

--------------------------------------------------------------------------------

                               PORTFOLIO MANAGERS

                      [PHOTO]                    [PHOTO]
                    Mark Stumpp             John W. Moschberger

                      [PHOTO]                    [PHOTO]
                   Warren E. Spitz            Tony Rodriguez

--------------------------------------------------------------------------------

Portfolio Composition
                                                                  as of 12/31/98
                                                                  --------------
Stocks                                                                  53.6%

Bonds                                                                   35.2%

Money Market                                                            11.2%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

--------------------------------------------------------------------------------

Top Sectors - Stock
                                                                        12/31/98
                                                                        --------
Consumer Growth & Staples                                                13.0%

Industrials                                                              10.2%

Finance                                                                   8.8%

Technology                                                                6.8%

Consumer Cyclicals                                                        6.6%

Energy                                                                    4.4%

Utilities                                                                 3.5%

Top Sectors - Bond
                                                                        12/31/98
                                                                        --------
Industrial                                                               15.3%

Financial                                                                 9.3%

Utility                                                                   4.4%

Other                                                                     3.3%

U.S. Treasuries                                                           2.9%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential High Yield Bond Portfolio

Performance Summary.

High yield bonds (commonly referred to as junk bonds) went on a roller-coaster ride in 1998. Prices climbed earlier in the year, only to tumble later on as deepening turmoil in global financial markets prompted investors to purchase U.S. Treasuries for their relative safety and sell assets that carried greater risk. High yield bonds rallied again later in the year as the Federal Reserve eased monetary policy three times to protect the U.S. economic expansion.

Your Portfolio returned -2.36% for the year and lagged the 0.10% gain on the average high yield fund tracked by Lipper Analytical Services, Inc., because some of its lower-rated bonds sold off more sharply than its higher-quality debt securities.

--------------------------------------------------------------------------------

Average Annual Returns Through December 31, 1998

                                         Six      One     Three    Five    Ten
                                        Months    Year    Years    Years   Years
--------------------------------------------------------------------------------
High Yield Bond Portfolio1              -7.18%   -2.36%    7.37%   7.20%   9.07%
--------------------------------------------------------------------------------
Lipper (VIP) High Current Yield Avg.2   -4.31%    0.10%    8.79%   7.87%   9.92%
--------------------------------------------------------------------------------
Lehman High Yield Index3                -2.77%    1.60%    8.46%   8.52%  10.52%
--------------------------------------------------------------------------------
High Yield Bond Portfolio inception date: 2/23/87.

--------------------------------------------------------------------------------

$10,000 Invested Over Ten Years


         $23,811 High Yield        $25,861 Lipper (VIP)      $27,226 Lehman High
          Bond Portfolio1         High Current Yield Avg.2     Yield Index3

"88"         10000                    10000                    10000
             10449.6                  10549.3                  10487.2
"89"          9794.83                 10185.5                  10083.3
              9906.68                 10349.2                  10334.8
"90"          8634.73                  9584.83                  9116.51
             10817.1                  11540.7                  11815.3
"91"         12001.6                  12864.8                  13326.7
             13290                    14167.1                  14706.1
"92"         14105.9                  14932.2                  15426
             15708.4                  16628.8                  17051.8
"93"         16823.6                  17721.1                  18066.4
             16639                    17289.1                  17656.9
"94"         16365.8                  17182.6                  17880.4
             17926.1                  19048.8                  20099.6
"95"         19240.2                  20371.1                  21308.8
             20160.8                  21308.8                  22045.5
"96"         21431.6                  23067.6                  23727.6
             22690.8                  24418.3                  25108
"97"         24385.7                  26045.4                  26756.1
             25653.5                  27144.7                  27960.2
"98"         23811                    25861.5                  27225.6

--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) High Current Yield Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

3 The Lehman High Yield Index (LHYI) is comprised of over 700 noninvestment-grade bonds. The LHYI is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LHYI may differ substantially from the securities in the Portfolio. The LHYI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

Investment Goal

High total return.

Types of Investments

Primarily noninvestment-grade bonds. These bonds have speculative characteristics and are subject to greater credit and market risk than higher-quality securities.

Investment Style

Concentrates primarily on junk bonds that appear to offer an attractive combination of high current income and attractive total return.

--------------------------------------------------------------------------------

Performance Review.

A Bumpy Ride. In the first seven months of the year, high yield bonds led all other sectors of the taxable bond markets, according to Lehman Brothers indexes.

However, that period was followed by one of the most difficult three months in the history of junk bonds. Many investors shunned all types of risky securities (including high yield bonds) after a financial crisis spread beyond Asia to Russia and Latin America in August.

Your Portfolio's performance over the past year generally reflected these ups and downs of the high yield market.

Strategy Session.

A Strong Start. A resilient U.S. economy grew rapidly for most of the year, despite a marked decline in manufacturing exports to Asia. Inflation remained subdued as the economy expanded and long-term interest rates in the U.S. lingered at low levels. These nearly ideal economic conditions spurred demand for high yield bonds earlier in the year as investors wanted debt securities that provided incremental yield over U.S. Treasuries. As a result, junk bonds performed better than Treasuries during the first seven months of 1998.

However, demand for high yield bonds began to dry up in the eighth month. The financial whirlwind that first struck Asia slammed into Russia and Latin America in August, sending global financial markets reeling. Investors purchased supersafe U.S. Treasuries and sold riskier assets such as high yield bonds.

Junk bonds had been the leading fixed-income asset class in July, but they ranked second-lowest in August, based on Lehman Brothers indexes. The largest declines occurred in lower quality junk bonds such as those rated single-B, which accounted for approximately 50% of your Portfolio's total investments as of August 31, 1998.

Financial markets deteriorated further in September as the Federal Reserve had to arrange the rescue of Long-Term Capital Management. This giant hedge fund's near-collapse, left some investors even more reluctant to buy nongovernment bonds. Had this trend continued it could have endangered the U.S. economic expansion because of a lack of willingness to provide businesses with money.

To protect the U.S. economy, the Federal Reserve cut the Federal funds rate (what banks charge each other for overnight loans) by a quarter percentage point on September 29, October 15 and November 17, leaving it at 4.75%.

Investors began to return to the junk bond market in earnest during November. Bonds rated single-B rallied strongly, because they had been oversold. These gains benefited your Portfolio, which returned 2.56% for the fourth quarter of 1998. However, the Portfolio's annual return was negative, because about 29% of its total investments were in nonrated and Caa-rated bonds that only partially recouped their earlier losses.

--------------------------------------------------------------------------------

Outlook

PORTFOLIO MANAGER
George W. Edwards, CFA

High Yield Market Shows Promise.

"The credit quality of the high yield bond market will likely remain fundamentally sound as long as the U.S. economy continues to expand. Meanwhile, the difference between yields of lower- to middle-quality junk bonds and comparable U.S. Treasuries is at wide levels typically characteristic of a weaker economy."

--------------------------------------------------------------------------------

                                    [PHOTO]
                                PORTFOLIO MANAGER
                             George W. Edwards, CFA

--------------------------------------------------------------------------------

Top Industries
                                                                  as of 12/31/98
                                                                  --------------
Telecommunications                                                     15.3%

Industrial                                                              6.2%

Retail                                                                  5.6%

Broadcasting & Other Media                                              5.2%

Cable                                                                   5.2%

Top Issuers
                                                                  as of 12/31/98
                                                                  --------------
Allied Waste                                                           1.3%

Adelphia Communications                                                1.0%

Maxxam Group                                                           1.0%

New Sassco, Inc.                                                       0.9%

Paxson Communications                                                  0.6%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

--------------------------------------------------------------------------------

Credit Quality
                                                                  as of 12/31/98
                                                                  --------------
Baa                                                                     1.2%

Ba                                                                      8.8%

B                                                                      48.6%

Caa                                                                    15.0%

Nonrated                                                               14.2%

Equity                                                                  7.6%

Cash                                                                    4.6%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential Stock Index Portfolio

Performance Summary.

Your Portfolio returned 9.32% for the second half of 1998 and gained 28.42% over the course of the year. Despite a 19% drop early in the second half, the Portfolio rebounded sharply in the latter part of the year. Last year, we reported that the three-year run of above 20% returns was unprecedented. Now we have added a fourth year to the run.

The global financial crisis, triggered by events in Asia and Russia, led to the initial drop in the market when investors became uneasy with the financial situation in emerging markets. However, the growing U.S. economy and subsiding fears of a global financial meltdown, led investors to feel more confident. In turn, the S&P 500 Index's return was well above historical standards.

Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in any index, including the S&P 500 Index.

--------------------------------------------------------------------------------

Average Annual Returns Through December 31, 1998

                                         Six    One     Three    Five      Ten
                                       Months   Year    Years    Years    Years

Stock Index Portfolio1                 9.32%   28.42%   27.89%  23.70%   18.74%
--------------------------------------------------------------------------------
Lipper (VIP) S&P 500 Index Avg.2       9.24%   28.25%   27.81%  23.58%   18.62%
--------------------------------------------------------------------------------
S&P 500 Index3                         9.24%   28.60%   28.23%  24.05%   19.19%
--------------------------------------------------------------------------------
Stock Index Portfolio inception date: 10/19/87.

--------------------------------------------------------------------------------

$10,000 Invested Over Ten Years

                                   [GRAPHIC]

            $55,665 Stock         $55,145 Lipper (VIP)        $57,864 S&P 500
           Index Portfolio1       S&P 500 Index Avg.2              Index3

"88"           10000                   10000                       10000
               11615.1                 11541.6                     11652.2
"89"           13093                   12971.9                     13163.1
               13443                   13253.6                     13568.4
"90"           12617.3                 12415.9                     12753.9
               14376.7                 14257.5                     14568.6
"91"           16367.4                 16190.9                     16631.1
               16222.3                 16038.7                     16519.4
"92"           17535.2                 17382.8                     17896.5
               18349.5                 18309.1                     18767
"93"           19229.8                 19193.8                     19696.3
               18549.9                 18523.4                     19029.9
"94"           19423.7                 19360                       19955
               23302.1                 23209.7                     23983.1
"95"           26623.6                 26485.8                     27444.9
               29271.7                 29106.4                     30213.8
"96"           32631.3                 32500.6                     33742.1
               39260.4                 38993.2                     40692.1
"97"           43344.8                 43022.8                     44995.4
               50919.4                 50518.9                     52969.5
"98"           55664.8                 55145.1                     57927.6

--------------------------------------------------------------------------------
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) S&P 500 Index Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

3 The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

Investment Goal

Seeks results that correspond to the price and yield performance of the S&P 500 Index.3

Types of Investments

Primarily stocks in the S&P 500 Index.

Investment Style

The Portfolio attempts to hold the same stocks as the S&P 500 Index, in approximately the same proportions. The Portfolio thus tends to reflect the general trends of the overall U.S. equity market.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

S&P 500 Index--Total Return by Sector
                                                                  as of 12/31/98
                                                                  --------------
Technology                                                             72.9%

Communication Services                                                 52.3%

Health Care                                                            44.2%

Consumer Cyclicals                                                     36.3%

Consumer Staples                                                       22.2%

Utilities                                                              14.7%

Capital Goods                                                          14.1%

Financials                                                             11.4%

Energy                                                                  0.5%

Transportation                                                         -1.9%

Basic Materials                                                        -6.1%

S&P 500 Index                                                          28.6%
--------------------------------------------------------------------------------
Source: Standard & Poor's

Performance Review.

The Stock Index Portfolio attempts to hold all 500 stocks included in the S&P 500 Index and to duplicate its performance. Portfolio manager John W. Moschberger manages the Portfolio by investing funds received while trying to minimize commissions and transaction costs.

Technology Led the Way. The Index was led by the technology sector, which returned almost 73% for the year. Stock prices of companies on or associated with the Internet rose to unparalleled highs in the latter half of 1998. The demand for computer systems and software was strong, driving prices of these stocks higher as well. Communications services, wireless, long distance and local telephone service had the second-highest return for the year at about 52%. The Internet explosion propelled returns in both the technology and communications services sectors.

Health Care and Consumer Cyclicals Had a Strong Year. The S&P 500 Index's health care stocks returned 44% for the year. Stocks of drug retailers and drug companies were the best-performing areas of the health care sector. Consumer cyclicals, companies that perform better when an economy is growing, produced a 36% return. Furthermore, consumer staple stocks, such as restaurants and pharmaceuticals, achieved a 22% gain. Moreover, the Index's heavily weighted financial sector, rebounding from investor fears about emerging markets, returned 11%. The utility sector also bounced back from a slow end to the first half of the year to post an overall 15% return.

Energy Stocks Were Weak Again. The energy sector, hurt by oil prices dropping to a 12-year low, returned only 0.5%. However, this was not the Index's worst-performing sector. Basic material stocks were pulled down by commodity prices at a 10-year low--copper prices dropped to their lowest average of the century. This sector was down more than 6% for the year.

--------------------------------------------------------------------------------

Outlook

PORTFOLIO MANAGER
John W. Moschberger

Keep Your Expectations Realistic.

"For the fourth successive year the S&P 500 Index exceeded a 20% return. Last year, we warned that a third year was unprecedented. The year was very unusual in another way: the Index did not reflect the performance of most stocks listed on it. The S&P 500 Index is weighted by market capitalization--the largest companies count for more. This year, the largest 10% of companies in the Index accounted for much of its performance. An equally weighted index would have gained only 11% instead of 29%. Typically, the gap is only a few percentage points. It has not been this large in 40 years. Because of this, most actively-managed mutual funds trailed our fund. These are unusual times, and it is particularly important to keep in mind that past performance is no guarantee of future behavior."

                                    [PHOTO]
                                PORTFOLIO MANAGER
                               John W. Moschberger

--------------------------------------------------------------------------------

S&P 500 Index Composition
                                                                  as of 12/31/98
                                                                  --------------
Technology                                                             18.5%

Financials                                                             15.4%

Consumer Staples                                                       14.9%

Health Care                                                            12.1%

Consumer Cyclicals                                                      9.2%

Communication Services                                                  8.4%

Capital Goods                                                           8.1%

Energy                                                                  6.2%

Basic Materials                                                         3.2%

Utilities                                                               3.1%

Transportation                                                          0.9%
--------------------------------------------------------------------------------
Source: Standard & Poor's. Holdings are subject to change.

--------------------------------------------------------------------------------

Top Ten Holdings
                                                                  as of 12/31/98
                                                                  --------------
Microsoft Corp.                                                         3.4%

General Electric Co.                                                    3.2%

Intel Corp.                                                             2.0%

Wal-Mart Stores, Inc.                                                   1.8%

Exxon Corp.                                                             1.7%

Merck & Co., Inc.                                                       1.7%

International Business
 Machines Corp.                                                         1.7%

Coca-Cola Co.                                                           1.6%

Pfizer, Inc.                                                            1.6%

Lucent Technologies, Inc.                                               1.4%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential Equity Income Portfolio

Performance Summary.

Over the past year, your Portfolio returned -2.38%, while the Lipper (VIP) Equity Income Average gained 16.21%.

Investors, afraid of the global consequences of the recession in Asia, showed a strong preference for the stocks of a few large growth companies. Because the Equity Income Portfolio adheres to a disciplined value investing style, we owned smaller companies. In contrast with 1997, these smaller-company stocks performed poorly, pulling our return slightly negative. In particular, we had substantial holdings of Real Estate Investment Trusts (REITs), and the market became very unfavorable to this sector.

Our financial stocks--particularly Lehman Brothers (an investment bank) and our Real Estate Investment Trusts--contributed to both last year's strong performance and this year's weak one.

--------------------------------------------------------------------------------

Average Annual Returns Through December 31, 1998

                                         Six     One     Three    Five     Ten
                                       Months   Year     Years    Years    Years
--------------------------------------------------------------------------------
Equity Income Portfolio1              -11.17%   -2.38%   17.54%  14.93%   15.06%
--------------------------------------------------------------------------------
Lipper (VIP) Equity Income Avg.2        4.67%   16.21%   20.63%  18.50%   15.23%
--------------------------------------------------------------------------------
S&P 500 Index3                          9.24%   28.60%   28.23%  24.05%   19.19%
--------------------------------------------------------------------------------
Equity Income Portfolio inception date: 2/19/88.

--------------------------------------------------------------------------------

$10,000 Invested Over Ten Years

                                   [GRAPHIC]

           $40,638 Equity Income       $41,490 Lipper (VIP)   $57,864 S&P 500
                Portfolio1              Equity Income Avg.2        Index3

"88"             10000                       10000                 10000
                 11449.1                     11221.9               11652.2
"89"             12266.5                     11861.1               13163.1
                 12188.5                     11925.1               13568.4
"90"             11809.4                     10942.4               12753.9
                 13430.2                     12297.6               14568.6
"91"             15057.6                     13801.2               16631.1
                 15257                       13935.5               16519.4
"92"             16584.5                     15185.4               17896.5
                 19169.5                     16480.2               18767
"93"             20280                       17440.6               19696.3
                 20071.6                     16938.9               19029.9
"94"             20571.4                     17493.6               19955
                 23474.7                     20621.7               23983.1
"95"             25036.1                     23040.7               27444.9
                 26801                       24570                 30213.8
"96"             30478.4                     27444.8               33742.1
                 35803.3                     32546.6               40692.1
"97"             41635.8                     36200.4               44995.4
                 45756.2                     40566.9               52969.5
"98"             40638.4                     41489.6               57864

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Equity Income Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns and rankings are net of investment fees and fund expenses but not product charges.

3 The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

Investment Goal

Current income and capital appreciation.

Types of Investments

Primarily stocks and convertible securities with prospects for income returns above those of the S&P 500 Index.3

Investment Style

The Portfolio uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.

--------------------------------------------------------------------------------

Performance Review.

Size Counted. Although the stock market rebounded, the largest 10% of the S&P 500 Index gained substantially more than smaller companies. We had avoided these stocks because they have been expensive for some time. The less-expensive mid-sized companies that we thought were better values lost favor.

Financials Suffered. These stocks have strong prospects for earnings-growth but are undervalued, in our opinion.

Basic Industry Lagged. Our industrial and energy holdings generally lagged the strong market, and Pioneer Natural Resources, an independent exploration and production company, suffered because its production was below prior estimates. With the current surplus of oil supply over demand, we don't consider that a problem.

Strategy Session.

We remain focused on industrials, financials, and consumer cyclicals. We believe that today, Real Estate Investment Trusts (REIT) offer the best combination of current dividend yield and long-term dividend growth, because further securitization of real estate should allow substantial cash flow growth potential.

Not only are there economies of scale in purchasing furnishings, materials, etc., but the REIT mechanism provides the funding for superior managers to leverage their abilities by acquiring additional property. Ease in buying and selling (liquidity) also makes real estate investment trusts more attractive.

Although short-term fears pushed the price of REIT shares below the value of their underlying properties, we think well-managed companies eventually will trade at a premium because of the added value of the REIT structure.

Our industrials and our consumer cyclicals (such as autos, retailers and housing-related companies) reflect our confidence that the U.S. economy will continue to expand. Despite some Asia-induced slowing in 1998, the economy is fundamentally strong.

However, companies that tend to do well in a growing economy--the industrial issues in particular--were priced in 1998 as though a recession was imminent. This makes them very inexpensive in terms of what we must pay for a dollar of their earnings.

--------------------------------------------------------------------------------

Outlook

PORTFOLIO MANAGER
Warren E. Spitz

Value Investing for the Long-term.

"In 1997, several of our investment themes paid off strongly. We believe that investors saw the value in several of our holdings, but their favorable opinions were swamped this year in a widespread fear-driven movement to the stocks of a very few large and well-known companies. Investors behaved in an unusual way this year. They tended to move toward stocks that already were expensive, instead of toward better value. We believe this was a panic reaction, not typical of investor behavior. In recent years, my value style has led me away from stocks of the largest firms. The market-leading stocks reached record levels of price-to-earnings ratios--60 to 70 times annual earnings per share and more. I don't believe those are conservative investments over the long term."

--------------------------------------------------------------------------------

                                    [PHOTO]
                                PORTFOLIO MANAGER
                                 Warren E. Spitz

--------------------------------------------------------------------------------

Portfolio Composition
                                                                  as of 12/31/98
                                                                  --------------
Industrials                                                            27.9%

Financial Services                                                     24.7%

Consumer Cyclicals                                                     19.9%

Consumer Growth & Staples                                              11.7%

Energy                                                                  8.1%

Utilities                                                               3.6%

Technology                                                              1.0%

Cash                                                                    3.1%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

--------------------------------------------------------------------------------

Top Ten Holdings
                                                                  as of 12/31/98
                                                                  --------------
Dow Chemical Co.                                                        4.4%

Aluminum Company
 of America                                                             4.2%

Hanson, PLC, ADR
 (United Kingdom)                                                       3.8%

RJR Nabisco Holdings Corp.                                              3.4%

Lehman Brothers
 Holdings, Inc.                                                         3.3%

McDermott International, Inc.                                           3.1%

DaimlerChrysler A.G                                                     3.0%

Equity Residential
 Properties Trust                                                       3.0%

Reynolds Metals Co.                                                     2.7%

AMR Corp.                                                               2.6%

Prudential Equity Portfolio

Performance Summary.

Your Portfolio returned 9.34% in 1998, trailing the Lipper (VIP) Growth Fund Average of 24.94% for the period. In this fourth year of S&P 500 Index returns above 20%, gains were particularly concentrated in a few large growth stocks that had already become expensive when the year began. Our value discipline steered us away from such stocks. Our return also was held back by poor returns on our retailers, by our substantial cash holding over the year, and by our relatively small participation in the high-performing technology sector.

Despite our defensive cash holdings and a market that was unfavorable to our in-vestment style, our return was near the historical average for the S&P 500 Index.

--------------------------------------------------------------------------------

Average Annual Returns Through December 31, 1998

                                         Six     One    Three    Five     Ten
                                       Months   Year    Years   Years    Years
--------------------------------------------------------------------------------
Equity Portfolio1                     -2.78%    9.34%   17.35%  16.88%   16.74%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Fund Avg.2         6.90%   24.94%   23.77%  20.25%   17.83%
--------------------------------------------------------------------------------
S&P 500 Index3                         9.24%   28.60%   28.23%  24.05%   19.19%
--------------------------------------------------------------------------------
Equity Portfolio inception date: 5/13/83.

--------------------------------------------------------------------------------

$10,000 Invested Over Ten Years

                                   [GRAPHIC]

           $47,000 Equity        $52,463 Lipper (VIP)           $57,864 S&P
             Portfolio1          Growth Fund Avg.2               500 Index3

"88"           10000                   10000                       10000
               11542.7                 11675.6                     11652.2
"89"           12973                   12942.3                     13163.1
               13028.2                 13470                       13568.4
"90"           12296.8                 12302.8                     12754
               14827.8                 14188.6                     14568.6
"91"           15495.2                 16705.1                     16631.2
               16518.9                 16124.5                     16519.4
"92"           17691.5                 18090.1                     17896.5
               19933.5                 19133.2                     18767.1
"93"           21560.3                 20600.9                     19696.3
               21144.7                 19316.9                     19029.9
"94"           22159.3                 20273                       19955.1
               25834.3                 24099.6                     23983.2
"95"           29093                   27161.6                     27445
               31220.7                 29873.8                     30213.9
"96"           34480.9                 32834.2                     33742.2
               39054.4                 37895.9                     40692.2
"97"           42983.2                 41709.2                     44995.6
               48343.3                 48636.4                     52969.7
"98"           46999.8                 52463.4                     57864

--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

3 The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

Investment Goal

Capital appreciation.

Types of Investments

Primarily stocks of major, established companies.

Investment Style

The Portfolio uses a "deep value" investment approach to invest in stocks believed to be temporarily undervalued relative to the companies' sales, earnings, book value and cash flow.

--------------------------------------------------------------------------------

Performance Review.

Size Counted. Concerned about the impact of the Asian recession, investors focused strongly on the largest growth companies. We avoided these stocks, because they have been expensive for some time.

Retailers Were Mixed. In the retail industry, we held inexpensive stocks, such as Dillards, Tandy and Toys R Us. They performed poorly, while popular stocks such as Wal-Mart and Home Depot rose even farther.

Not Enough Tech. When Compaq bought Digital Equipment, we benefited both from the sale and afterward from the return on the Compaq stock we acquired. Nonetheless, our relatively small holdings in the technology sector constrained our performance.

And Too Much Cash. Our average cash balance of about 14% held back our return. However, we reduced our cash sharply over the year, acquiring some bargain-priced stock after the market fell.

Strategy Session.

We Are Disciplined Deep Value Investors. The S&P 500 Index has had an unprecedented four successive years of gains above 20%. This year, these gains were particularly concentrated in a few large growth stocks that had already become expensive when the year began, but our value discipline steered us away from such stocks--we avoid stocks that are priced well above the market average for comparable earnings.

Over the long run, value stocks have performed quite well. However, there have been other multi-year periods that favored growth stocks. The two investment styles have alternated in superior performance, so we believe investors should have exposure to both.

We Still Like Financial Companies. Morgan Stanley Dean Witter was among the largest contributors to last year's return. We also liked financial firms that were less favorably treated last year, as investors worried about emerging market exposure and natural disaster damage claims. Loews, Chubb, Safeco and Citi-group are among our larger holdings. Financial companies have been leaders in applying technology to drive down costs and improve services while consolidating to increase productivity.

Consumers Still Going Strong. Consumer spending has kept the U.S. economy strong recently, when exports and investment flagged. Chrysler made a substantial contribution to our 1998 return. We continue to have a focus on retailers and housing-related firms.

--------------------------------------------------------------------------------

Outlook

PORTFOLIO MANAGER
Thomas R. Jackson

Staying the Course.

"Value and growth investing styles historically have alternated in periods of superior performance. The growth style has had the advantage for several years now, bringing the differences in stock value to extraordinary levels. In 1998, S&P 500 Index growth stocks rose more than 27 percentage points above the return on S&P 500 value stocks. The entire Index, pulled up by large growth stocks, returned 16 percentage points more than the average stock. That is the largest discrepancy in 40 years. Chasing the strategy that worked last year is a well-known investing fallacy. Portfolio managers do best over the long run when they stick to one investment style. That's what we're doing--consistent value investing so when the current imbalances correct themselves, we'll be there to reap the rewards."

--------------------------------------------------------------------------------

                                    [PHOTO]
                                PORTFOLIO MANAGER
                                Thomas R. Jackson

--------------------------------------------------------------------------------

Portfolio Composition
                                                                  as of 12/31/98
                                                                  --------------
Financial Services                                                      24.0%

Consumer Growth & Staples                                               18.0%

Industrial                                                              16.4%

Consumer Cyclicals                                                      11.5%

Technology                                                              11.1%

Utilities                                                                6.0%

Energy                                                                   4.8%

Cash                                                                     8.2%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

--------------------------------------------------------------------------------

Top Ten Holdings
                                                                  as of 12/31/98
                                                                  --------------

Wellpoint Health                                                         2.9%

Loews Corp.                                                              2.8%

Morgan Stanley, Dean
 Witter & Co.                                                            2.7%

Compaq Computer                                                          2.5%

Columbia HCA Healthcare                                                  2.3%

Chubb Corp.                                                              2.3%

Darden Restaurants                                                       2.3%

Elf Aquitaine ADR                                                        2.2%

Tenet Healthcare                                                         2.1%

SAFECO Corp.                                                             2.0%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential
Prudential Jennison Portfolio

Performance Summary.

With the stock market rising strongly for the fourth straight year, your Portfolio returned 37.46%, almost thirteen percentage points ahead of the 24.94% Lipper (VIP) Growth Average and almost nine percentage points ahead of the 28.60% S&P 500 Index.

The largest contributors to your Portfolio's return in 1998 were technology, financial services, pharmaceuticals and retail stocks. We had focused on these sectors, which also were market favorites in 1998.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

--------------------------------------------------------------------------------

Average Annual Returns Through December 31, 1998

                                      Six         One       Three       Since
                                    Months       Year       Years     Inception*
--------------------------------------------------------------------------------
Prudential Jennison Portfolio1      13.84%      37.46%      27.48%      29.60%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Avg.2            6.90%      24.94%      23.77%      25.38%
--------------------------------------------------------------------------------
S&P 500 Index3                       9.24%      28.60%      28.23%      29.32%
--------------------------------------------------------------------------------
Prudential Jennison Portfolio inception date: 4/25/95.

--------------------------------------------------------------------------------

$10,000 Invested Since Inception*

                                   [GRAPHIC]

           $26,002 Prudential                                   $23,199 Lipper
          Jennison Portfolio1     $25,671 S&P 500 Index3      (VIP) Growth Avg.2
"5/95"          11275.7                   10640.2                  10782.2
                12556.3                   12176                    12099.3
                13494.4                   13404.5                  13363.1
"96"            14361.8                   14969.8                  14574.8
                16801                     18053.2                  16697.9
"97"            18916.1                   19962.4                  18425.4
                22840.8                   23500.2                  21538.6
"98"            26001.6                   25671                    23199.1

--------------------------------------------------------------------------------
* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six-month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

3 The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

Investment Goal

Long-term growth of capital.

Types of Investments

Primarily common stocks of established companies with above-average growth prospects.

Investment Style

The Portfolio uses a "growth" investment style to invest in the common stocks of both mid-sized and large companies.

--------------------------------------------------------------------------------

Performance Review.

Technology. Our technology stocks were the foundation of our strong performance, led in large measure by the impact of the Internet on the demand for personal computers, networking equipment and semiconductors.

Our fairly large positions in Cisco Systems, Microsoft and Oracle made strong contributions.

Telecommunications services companies such as MCI WorldCom, Airtouch Communications, and Qwest Communications were also helped by the explosion of Internet traffic.

Financials. Financial companies were hurt in midyear by fears of exposure to emerging markets, but our holdings bounced back, spurred by Federal Reserve cuts in interest rates and the easing of the world financial crisis.

Strategy Session.

Earnings Are Important. The pace of earnings growth for U.S. companies has been dropping steadily over the past year. Investors have focused on companies that continue to deliver rapid growth through the current difficulties.

If a wider range of companies resume rapid earnings growth, investor interest may broaden and is likely then to favor stocks that are considerably less expensive than today's market leaders.

We Have a Two-Pronged Strategy for This Environment. On the one-hand, we own companies that are currently high-priced and rising, because of their strong earnings: our drug companies, retail companies, some of our technology stocks and telecommunications companies. We also own companies that are relatively inexpensive now because they are in the early stages of what we believe will be a profit recovery.

Our Largest Sectors. Technology, financial services, pharmaceuticals and retailing remain our largest sectors. They should continue to benefit from lower interest rates. Moreover, the health care and technology sectors are growing strongly, while the retail sector is reducing its costs. The market's emphasis on earnings should sustain its focus on these groups.

--------------------------------------------------------------------------------

Outlook

PORTFOLIO MANAGER
David T. Poiesz

Price-sensitive Growth Investing.

"We buy the best growth companies we can find at prices that don't fully reflect their future prospects. We aim at a portfolio that captures faster growth than the market overall, but at an attractive price. We are watching the world economic situation carefully with an eye on how it can affect the businesses of specific companies. For example, we are trying to avoid excess exposure to banks that may be affected by a Latin America slowdown."

--------------------------------------------------------------------------------

                                     [PHOTO]
                                Portfolio Manager
                                 David T. Poiesz

--------------------------------------------------------------------------------

Portfolio Composition

                                                                 as of 12/31/98
                                                                 --------------

Technology                                                            33.4%

Financial Services                                                    19.7%

Consumer Staples                                                      18.7%

Health Care                                                           12.0%

Intermediate Goods & Servs.                                            8.6%

Capital Spending                                                       4.0%

Cash                                                                   3.6%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

--------------------------------------------------------------------------------

Top Ten Holdings
                                                                 as of 12/31/98
                                                                 --------------

MCI WorldCom, Inc.                                                     4.6%

Microsoft Corp.                                                        3.2%

Home Depot, Inc.                                                       3.0%

General Electric Co.                                                   2.8%

Chase Manhattan Corp.                                                  2.7%

Cisco Systems, Inc.                                                    2.7%

Citigroup Inc.                                                         2.5%

CBS Corp.                                                              2.5%

Schering-Plough Corp.                                                  2.4%

Oracle Corp.                                                           2.4%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential Global Portfolio

Performance Summary.

Your Portfolio returned 25.08% in 1998, almost nine percentage points above the 16.19% gain of the Lipper (VIP) Global Average. We had a substantial focus on continental Europe, the best-performing region over our reporting period, and our stocks there performed well.

We benefited from having very little invested in emerging markets, such as eastern Europe, and relatively little in any Asian market. Our large-capitalization U.S. growth stocks had above-average returns.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation, political and social risks and illiquidity.

--------------------------------------------------------------------------------

Average Annual Returns Through December 31, 1998

                               Six        One       Three      Five        Ten
                              Months      Year      Years      Years      Years
--------------------------------------------------------------------------------
Global Portfolio1              4.81%     25.08%     17.01%     12.04%     10.90%
--------------------------------------------------------------------------------
Lipper (VIP) Global Avg.2      0.60%     16.19%     15.50%     12.31%     11.04%
--------------------------------------------------------------------------------
Morgan Stanley World Index3    6.80%     24.80%     18.25%     16.19%     11.21%
--------------------------------------------------------------------------------
Global Portfolio inception date: 9/19/88.

--------------------------------------------------------------------------------

$10,000 Invested Over Ten Years

                                   [GRAPHIC]

                                  $28,940 Lipper (VIP)    $28,938 Morgan Stanley
      $28,128 Global Portfolio1       Global Avg.2             World Index3
"88"             10000                   10000                    10000
                 10478.3                 10622.3                  10104.9
"89"             11882.4                 12090.2                  11719.4
                 11445.2                 12456.4                  10878.6
"90"             10348.6                 11366.6                  9783.61
                 10790.9                 11971.5                  10409.6
"91"             11526.8                 13278.2                  11639.3
                 11516.6                 13468.6                  10912.1
"92"             11132.5                 13332.5                  11096.9
                 12655.6                 15133.3                  12813.2
"93"             15935.1                 17602.9                  13663.5
                 15316.6                 17212                    14193
"94"             15156.5                 17410.6                  14426.2
                 16589                   18521.2                  15785.3
"95"             17563                   19959.5                  17501.3
                 19363.1                 21635.6                  18784
"96"             21021.7                 23233.7                  19950.8
                 23646.1                 26246.9                  23067.9
"97"             22488.3                 26045.6                  23188.3
                 26837                   29540.8                  27096.5
"98"             28127.9                 28939.7                  28937.8

--------------------------------------------------------------------------------
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

2 The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

3 The Morgan Stanley World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index. The World Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the World Index may differ substantially from the securities in the Portfolio. The World Index is not the only index that may be used to characterize performance of global funds, and other indexes may portray different comparative performance.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

--------------------------------------------------------------------------------

Investment Goal

Long-term growth of capital.

Types of Investments

Primarily common stock and common stock equivalents of U.S. and foreign corporations.

Investment Style

The Portfolio uses a "growth" investment approach, coupled with a theme-oriented view of the markets, to identify companies that seem best positioned to take advantage of global changes.

--------------------------------------------------------------------------------

Performance Review.

Europe and the U.S. We had a substantial focus on continental Europe, and this region was the best-performing region in 1998. Except for about 7% of our assets invested in Asia, our assets were invested in Europe and the United States, where economies were growing the fastest.

Continental Banks. Our largest industry is banking. An Italian bank, Credito Italiano, bounced back strongly and had an excellent annual return.

Technology. Our focus was on technology stocks, particularly telecommunications services and equipment companies--such as Nokia, and Cisco Systems.

These companies served us well over the past year. Software companies, notably the global giant Microsoft, also made large contributions to our strong annual performance.

Strategy Session.

Location: Europe. We have allocated almost half of our assets to Europe and more than a third to the United States. We believe currency unification in Europe will boost their markets. In addition to introducing a strong incentive to improve productivity and growth, it should reduce trade and financing costs. It also is improving consumer morale.

Europe is seeing many private companies restructure to improve their productivity and governments selling businesses they own. Simultaneously, low interest rates and new bank-managed mutual funds are attracting savings to the stock market. As in the U.S. a decade ago, these trends are good for stock prices.

The global economic picture is too uncertain to give us confidence in the growth prospects of companies based in emerging markets. We are waiting for more stability before we increase our investments there.

Industries: For some time, we have liked the telecommunications industry--including Nokia and Vodafone--and the financial services industry in Europe. European bank stocks were hurt during the summer panic about exposure to the debt of emerging market countries, including Russia. Most of our bank holdings had little or no exposure, but even these stocks declined. They bounced back as investors recovered their perspective.

The United States. In recent years, our Portfolio has had significantly less U.S. investment than the size of the U.S. stock market would warrant, because large growth stocks in the U.S. stock market have been relatively expensive. Since the economic crisis in emerging markets, however, we own more in the U.S. than we usually would because economic growth is most secure at home. Our domestic stocks include Safeway, Microsoft, Time Warner and PMC--Sierra, all of which have been performing well.

--------------------------------------------------------------------------------

Outlook

PORTFOLIO MANAGERS
Daniel J. Duane, Ingrid Holm, Michelle Picker

Still Cautious.

"Investors' reaction to Brazil's devaluation shows that they are still reacting strongly to any threat to economic growth. Stocks whose earnings depend on expanding economies (cyclicals) or to emerging markets tended to drop sharply. We prefer companies that have great growth prospects within Europe or the United States. Certain basic services, such as communications and banking, are changing dramatically, whatever happens to the global economy. We try to benefit from those trends."

--------------------------------------------------------------------------------

                               PORTFOLIO MANAGERS

                                     [PHOTO]
                                 Daniel J. Duane

                          [PHOTO]               [PHOTO]
                        Ingrid Holm         Michelle Picker

--------------------------------------------------------------------------------

Geographic Allocation

                                                                  as of 12/31/98
                                                                  --------------
United States                                                          39.0%

Continental Europe                                                     37.2%

United Kingdom                                                         10.4%

Japan                                                                   5.2%

Australia                                                               1.4%

Cash                                                                    6.8%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

--------------------------------------------------------------------------------

Top Ten Holdings

                                                                  as of 12/31/98
                                                                  --------------
Vodafone Group, PLC                                                    3.5%

Nokia Corp.                                                            3.4%

Safeway, Inc.                                                          3.4%

Credito Italiano                                                       3.4%

Time Warner, Inc.                                                      3.1%

Bank of Ireland                                                        2.4%

Telefonica de Espana                                                   2.4%

Texas Instruments, Inc.                                                2.2%

Microsoft Corp.                                                        2.2%

PMC--Sierra, Inc.                                                      2.2%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments (amortized cost
      $900,703,505)............................  $  900,703,505
    Cash.......................................           9,189
    Receivable for capital stock sold..........      13,716,886
    Interest receivable........................       7,056,910
                                                 --------------
      Total Assets.............................     921,486,490
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............         912,487
    Payable for capital stock repurchased......         305,381
    Accrued expenses...........................          76,634
                                                 --------------
      Total Liabilities........................       1,294,502
                                                 --------------
  NET ASSETS...................................  $  920,191,988
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      920,192
      Paid-in capital, in excess of par........     919,271,796
                                                 --------------
    Net assets, December 31, 1998..............  $  920,191,988
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 92,019,199 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        10.00
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Interest...................................  $    45,708,673
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        3,246,494
    Accounting fees............................           55,000
    Shareholders' reports......................           50,000
    Audit fees and expenses....................            8,500
    Custodian expense..........................            4,000
    Directors' fees............................            3,000
    Legal fees.................................              800
    Miscellaneous expenses.....................            4,800
                                                 ---------------
      Total expenses...........................        3,372,594
    Less: custodian fee credit.................           (7,309)
                                                 ---------------
      Net expenses.............................        3,365,285
                                                 ---------------
    NET INVESTMENT INCOME......................       42,343,388

  NET REALIZED GAIN ON INVESTMENTS.............           16,489
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    42,359,877
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     42,343,388     $    35,214,538
    Net realized gain on investments.......................................................             16,489              13,511
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         42,359,877          35,228,049
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (42,343,388)        (35,214,538)
    Distributions from net realized capital gains..........................................            (16,489)            (13,511)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (42,359,877)        (35,228,049)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [76,618,642 and 22,888,771 shares, respectively]....................        766,186,419         228,887,710
    Capital stock issued in reinvestment of dividends and distributions [4,235,988 and
     3,522,805 shares, respectively].......................................................         42,359,877          35,228,049
    Capital stock repurchased [(54,581,645) and (27,542,174) shares, respectively].........       (545,816,448)       (275,421,740)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS..............        262,729,848         (11,305,981)
                                                                                             ------------------  -------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................        262,729,848         (11,305,981)
  NET ASSETS:
    Beginning of year......................................................................        657,462,140         668,768,121
                                                                                             ------------------  -------------------
    End of year............................................................................   $    920,191,988     $   657,462,140
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                        THE PRUDENTIAL SERIES FUND, INC.
                           DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $1,093,359,976)..........................  $1,107,781,086
    Cash.......................................             384
    Interest receivable........................      15,816,923
    Receivable for capital stock sold..........         556,662
                                                 --------------
      Total Assets.............................   1,124,155,055
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       1,074,849
    Payable for capital stock sold.............         398,036
    Accrued expenses...........................         108,467
                                                 --------------
      Total Liabilities........................       1,581,352
                                                 --------------
  NET ASSETS...................................  $1,122,573,703
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    1,015,413
      Paid-in capital, in excess of par........   1,105,810,493
                                                 --------------
                                                  1,106,825,906
    Accumulated net realized gains on
      investments..............................       1,326,687
    Net unrealized appreciation on
      investments..............................      14,421,110
                                                 --------------
    Net assets, December 31, 1998..............  $1,122,573,703
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 101,541,324 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        11.06
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Interest...................................  $    64,715,464
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        3,782,116
    Accounting fees............................           86,000
    Shareholders' reports......................           85,000
    Custodian expense..........................           38,000
    Audit fees.................................           12,000
    Legal fees and expenses....................            4,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................            5,700
                                                 ---------------
      Total expenses...........................        4,015,816
    Less custodian fee credit..................          (11,022)
                                                 ---------------
      Net expenses.............................        4,004,794
                                                 ---------------
  NET INVESTMENT INCOME........................       60,710,670
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................        2,828,534
      Futures..................................       (1,344,416)
                                                 ---------------
                                                       1,484,118
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................        1,774,509
      Futures contracts........................          463,469
                                                 ---------------
                                                       2,237,978
                                                 ---------------
  NET GAIN ON INVESTMENTS......................        3,722,096
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    64,432,766
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     60,710,670     $    53,531,495
    Net realized gain on investments.......................................................          1,484,118           9,194,921
    Net change in unrealized appreciation (depreciation) on investments....................          2,237,978          (2,230,780)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         64,432,766          60,495,636
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (60,939,829)        (55,359,529)
    Distributions from net realized capital gains..........................................         (3,466,261)         (9,016,752)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (64,406,090)        (64,376,281)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [29,994,210 and 11,468,488 shares, respectively]....................        334,707,738         127,691,138
    Capital stock issued in investment of dividends and distributions [5,809,428 and
     5,812,573 shares, respectively].......................................................         64,406,090          64,376,281
    Capital stock repurchased [(8,361,173) and (8,269,292) shares, respectively]...........        (93,273,532)        (91,696,624)
                                                                                             ------------------  -------------------
  NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....................        305,840,296         100,370,795
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        305,866,972          96,490,150
  NET ASSETS:
    Beginning of year......................................................................        816,706,731         720,216,581
                                                                                             ------------------  -------------------
    End of year(a).........................................................................   $  1,122,573,703     $   816,706,731
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $             --     $       229,159
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $4,496,058,447)..........................  $4,762,474,785
    Cash.......................................         845,314
    Interest and dividends receivable..........      42,070,945
    Receivable for investments sold............         324,115
    Due from broker -- variation margin........          85,990
    Receivable for capital stock sold..........         263,037
                                                 --------------
      Total Assets.............................   4,806,064,186
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       6,472,779
    Payable for capital stock repurchased......       1,730,453
    Payable for investments purchased..........       1,518,060
    Accrued expenses...........................         383,124
                                                 --------------
      Total Liabilities........................      10,104,416
                                                 --------------
  NET ASSETS...................................  $4,795,959,770
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,181,043
      Paid-in capital, in excess of par........   4,507,920,747
                                                 --------------
                                                  4,511,101,790
    Accumulated net realized gains on
      investments..............................      15,961,929
    Net unrealized appreciation on
      investments..............................     268,896,051
                                                 --------------
    Net assets, December 31, 1998..............  $4,795,959,770
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 318,104,322 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        15.08
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $227,089 foreign
      withholding tax).........................  $    24,862,659
    Interest...................................      202,415,229
                                                 ---------------
                                                     227,277,888
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       26,224,569
    Shareholders' reports......................          335,000
    Accounting fees............................          270,000
    Custodian expense..........................          210,000
    Audit fees.................................           45,000
    Legal fees.................................            4,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................           22,800
                                                 ---------------
      Total expenses...........................       27,114,369
    Less: Custodian fee credit.................          (37,735)
                                                 ---------------
      Net expenses.............................       27,076,634
                                                 ---------------
  NET INVESTMENT INCOME........................      200,201,254
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................      252,074,816
      Futures contracts........................       11,004,301
                                                 ---------------
                                                     263,079,117
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       62,217,963
      Futures contracts........................        4,254,938
                                                 ---------------
                                                      66,472,901
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      329,552,018
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   529,753,272
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    200,201,254     $   209,904,550
    Net realized gain on investments.......................................................        263,079,117         525,175,186
    Net change in unrealized appreciation (depreciation) on investments....................         66,472,901        (148,830,270)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        529,753,272         586,249,466
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................       (201,150,300)       (209,004,256)
    Distributions from net realized capital gains..........................................       (284,059,981)       (518,358,296)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (485,210,281)       (727,362,552)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [4,155,780 and 4,585,160 shares, respectively]......................         64,306,807          74,015,405
    Capital stock issued in reinvestment of dividends and distributions [32,017,520 and
     47,801,252 shares, respectively]......................................................        485,210,281         727,362,552
    Capital stock repurchased [(34,980,138) and (24,112,955) shares, respectively].........       (542,332,348)       (394,841,365)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................          7,184,740         406,536,592
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         51,727,731         265,423,506
  NET ASSETS:
    Beginning of year......................................................................      4,744,232,039       4,478,808,533
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $  4,795,959,770     $ 4,744,232,039
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $             --     $       949,046
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $5,149,958,034)..........................  $5,386,550,009
    Cash.......................................           1,341
    Interest and dividends receivable..........      33,290,998
    Due from broker -- variation margin........         809,059
    Receivable for investments sold............         619,824
    Receivable for capital stock sold..........         232,095
                                                 --------------
      Total Assets.............................   5,421,503,326
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       7,882,895
    Payable for capital stock repurchased......       1,607,590
    Payable for investments purchased..........       1,595,867
    Accrued expenses...........................         435,586
                                                 --------------
      Total Liabilities........................      11,521,938
                                                 --------------
  NET ASSETS...................................  $5,409,981,388
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,267,182
      Paid-in capital, in excess of par........   5,110,844,004
                                                 --------------
                                                  5,114,111,186
    Undistributed net investment income........         170,556
    Accumulated net realized gains on
      investments..............................      43,985,733
    Net unrealized appreciation on
      investments..............................     251,713,913
                                                 --------------
    Net assets, December 31, 1998..............  $5,409,981,388
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 326,718,180 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        16.56
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $614,599 foreign
      withholding tax).........................  $    41,517,034
    Interest...................................      170,024,349
                                                 ---------------
                                                     211,541,383
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       33,049,940
    Shareholders' reports......................          415,000
    Accounting fees............................          242,000
    Custodian expense..........................          234,000
    Audit fees and expenses....................           57,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................           26,800
                                                 ---------------
      Total expenses...........................       34,027,740
    Less: custodian fee credit.................          (74,445)
                                                 ---------------
      Net expenses.............................       33,953,295
                                                 ---------------
  NET INVESTMENT INCOME........................      177,588,088
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................      471,749,472
      Futures contracts........................       42,134,442
                                                 ---------------
                                                     513,883,914
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................     (183,829,519)
      Futures contracts........................       16,684,360
                                                 ---------------
                                                    (167,145,159)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      346,738,755
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   524,326,843
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    177,588,088     $   160,063,955
    Net realized gain on investments.......................................................        513,883,914         867,691,914
    Net change in unrealized appreciation on investments...................................       (167,145,159)       (163,603,096)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        524,326,843         864,152,773
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................       (178,186,396)       (159,343,911)
    Distributions from net realized capital gains..........................................       (552,345,875)       (823,214,223)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (730,532,271)       (982,558,134)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [4,188,120 and 4,859,580 shares, respectively]......................         74,668,669          92,765,042
    Capital stock issued in reinvestment of dividends and distributions [43,615,212 and
     56,453,647 shares, respectively]......................................................        730,532,271         982,558,134
    Capital stock repurchased [(38,796,213) and (18,791,325) shares, respectively].........       (679,156,218)       (363,698,408)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        126,044,722         711,624,768
                                                                                             ------------------  -------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................        (80,160,706)        593,219,407
  NET ASSETS:
    Beginning of year......................................................................      5,490,142,094       4,896,922,687
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $  5,409,981,388     $ 5,490,142,094
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $        170,556     $       768,864
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $854,146,463)............................  $  774,702,884
    Cash.......................................             584
    Interest and dividends receivable..........      16,618,373
    Receivable for investments sold............         227,009
                                                 --------------
      Total Assets.............................     791,548,850
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       1,042,407
    Payable for investments purchased..........         814,187
    Payable for capital stock repurchased......         293,998
    Accrued expenses...........................          77,287
                                                 --------------
      Total Liabilities........................       2,227,879
                                                 --------------
  NET ASSETS...................................  $  789,320,971
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    1,095,439
      Paid-in capital, in excess of par........     873,911,034
                                                 --------------
                                                    875,006,473
    Undistributed net investment income........       2,179,668
    Accumulated net realized loss on
      investments..............................      (8,421,591)
    Net unrealized depreciation on
      investments..............................     (79,443,579)
                                                 --------------
    Net assets, December 31, 1998..............  $  789,320,971
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 109,543,936 outstanding shares of
      common stock (authorized 125,000,000
      shares)..................................  $         7.21
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Interest...................................  $    69,885,220
    Dividends..................................        5,241,487
                                                 ---------------
                                                      75,126,707
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        3,782,134
    Accounting fees............................          145,000
    Shareholders' reports......................           70,000
    Custodian expense..........................           12,000
    Audit fees.................................            9,000
    Directors' fees............................            3,000
    Legal fees.................................            1,000
    Miscellaneous expenses.....................            5,200
                                                 ---------------
      Total expenses...........................        4,027,334
    Less: custodian fee credit.................          (60,989)
                                                 ---------------
      Net expenses.............................        3,966,345
                                                 ---------------
  NET INVESTMENT INCOME........................       71,160,362
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized loss on investments...........       (2,031,112)
    Net change in unrealized depreciation on
      investments..............................      (90,371,730)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................      (92,402,842)
                                                 ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   (21,242,480)
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     71,160,362     $    47,675,767
    Net realized gain (loss) on investments................................................         (2,031,112)         15,354,840
    Net change in unrealized depreciation on investments...................................        (90,371,730)           (144,633)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................        (21,242,480)         62,885,974
                                                                                             ------------------  -------------------
  DIVIDENDS
    Dividends from net investment income...................................................        (69,715,948)        (47,277,841)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [42,524,544 and 18,324,520 shares, respectively]....................        336,104,252         149,154,244
    Capital stock issued in reinvestment of dividends and distributions [9,210,712 and
     5,847,594 shares, respectively].......................................................         69,715,948          47,277,841
    Capital stock repurchased [(12,010,426) and (9,372,701) shares, respectively]..........        (94,215,879)        (76,232,015)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        311,604,321         120,200,070
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        220,645,893         135,808,203
  NET ASSETS:
    Beginning of year......................................................................        568,675,078         432,866,875
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $    789,320,971     $   568,675,078
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $      2,179,668     $       735,254
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $1,918,971,738)..........................  $3,544,514,168
    Cash.......................................             509
    Receivable for capital stock sold..........       6,715,386
    Interest and dividends receivable..........       3,677,152
    Receivable for investments sold............         551,105
    Due from broker -- variation margin........         246,890
                                                 --------------
      Total Assets.............................   3,555,705,210
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       3,914,541
    Payable to investment adviser..............       2,807,611
    Payable for capital stock repurchased......         630,555
    Accrued expenses...........................         263,513
                                                 --------------
      Total Liabilities........................       7,616,220
                                                 --------------
  NET ASSETS...................................  $3,548,088,990
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      940,173
      Paid-in capital, in excess of par........   1,907,227,882
                                                 --------------
                                                  1,908,168,055
    Accumulated net realized gain on
      investments..............................       9,773,130
    Net unrealized appreciation on
      investments..............................   1,630,147,805
                                                 --------------
    Net assets, December 31, 1998..............  $3,548,088,990
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 94,017,271 outstanding shares of
      common stock (authorized 125,000,000
      shares)..................................  $        37.74
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $250,942 foreign
      withholding tax).........................  $    42,313,155
    Interest...................................        5,376,488
                                                 ---------------
                                                      47,689,643
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       10,279,903
    Shareholders' reports......................          335,000
    Custodian expense..........................          142,000
    Accounting fees............................          107,000
    Audit fees and expenses....................           40,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................           14,000
                                                 ---------------
      Total expenses...........................       10,920,903
    Less: custodian fee credit.................           (2,914)
                                                 ---------------
      Net expenses.............................       10,917,989
                                                 ---------------
  NET INVESTMENT INCOME........................       36,771,654
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................       52,786,455
      Futures contracts........................        4,678,758
                                                 ---------------
                                                      57,465,213
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      640,594,646
      Futures contracts........................        4,097,025
                                                 ---------------
                                                     644,691,671
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      702,156,884
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   738,928,538
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     36,771,654     $    31,459,576
    Net realized gain on investments.......................................................         57,465,213          74,021,385
    Net change in unrealized appreciation on investments...................................        644,691,671         451,562,975
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        738,928,538         557,043,936
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (37,075,916)        (31,155,314)
    Distributions from net realized capital gains..........................................        (53,566,202)        (67,389,823)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (90,642,118)        (98,545,137)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [21,945,962 and 17,248,797 shares, respectively]....................        739,810,425         484,303,403
    Capital stock issued in reinvestment of dividends and distributions [2,541,175 and
     3,309,920 shares, respectively].......................................................         90,642,118          98,545,137
    Capital stock repurchased [(11,483,263) and (6,144,732) shares, respectively]..........       (378,841,199)       (174,536,420)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        451,611,344         408,312,120
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................      1,099,897,764         866,810,919
  NET ASSETS:
    Beginning of year......................................................................      2,448,191,226       1,581,380,307
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $  3,548,088,990     $ 2,448,191,226
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $             --     $       304,262
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $1,945,300,102)..........................  $2,185,867,351
    Cash.......................................           5,397
    Interest and dividends receivable..........       6,371,174
    Receivable for investments sold............       3,349,741
    Receivable for capital stock sold..........         162,523
    Receivable for securities lending, net.....           5,590
                                                 --------------
      Total Assets.............................   2,195,761,776
                                                 --------------
  LIABILITIES
    Collateral for securities on loan..........      49,079,500
    Payable to investment adviser..............       2,120,498
    Payable for capital stock repurchased......       2,050,465
    Accrued expenses...........................         190,498
                                                 --------------
      Total Liabilities........................      53,440,961
                                                 --------------
  NET ASSETS...................................  $2,142,320,815
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    1,069,398
      Paid-in capital, in excess of par........   1,863,673,204
                                                 --------------
                                                  1,864,742,602
    Undistributed net investment income........       1,987,561
    Accumulated net realized gains on
      investments..............................      35,023,403
    Net unrealized appreciation on
      investments..............................     240,567,249
                                                 --------------
    Net assets, December 31, 1998..............  $2,142,320,815
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 106,939,774 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        20.03
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $907,584 foreign
      withholding tax).........................  $    60,602,958
    Interest...................................        4,893,474
    Income from securities loaned, net.........           14,493
                                                 ---------------
                                                      65,510,925
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        8,830,161
    Shareholders' reports......................          222,000
    Custodian expense..........................          110,000
    Accounting fees............................          100,000
    Audit fees.................................           26,300
    Directors' fees............................            3,000
    Legal fees.................................              100
    Miscellaneous expenses.....................           11,800
                                                 ---------------
      Total expenses...........................        9,303,361
    Less: custodian fee credit.................           (4,923)
                                                 ---------------
      Net expenses.............................        9,298,438
                                                 ---------------
  NET INVESTMENT INCOME........................       56,212,487
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........      129,490,381
    Net change in unrealized appreciation on
      investments..............................     (258,928,963)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................     (129,438,582)
                                                 ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   (73,226,095)
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     56,212,487     $    47,850,376
    Net realized gain on investments.......................................................        129,490,381         209,283,667
    Net change in unrealized appreciation on investments...................................       (258,928,963)        251,369,014
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................        (73,226,095)        508,503,057
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (58,670,537)        (43,537,704)
    Distributions from net realized capital gains..........................................       (129,895,659)       (179,961,221)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (188,566,196)       (223,498,925)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [17,968,538 and 11,266,195 shares, respectively]....................        414,994,376         253,831,217
    Capital stock issued in reinvestment of dividends and distributions [8,899,832 and
     10,153,692 shares, respectively]......................................................        188,566,196         223,498,925
    Capital stock repurchased [(10,593,789) and (4,416,916) shares, respectively]..........       (229,203,355)        (96,053,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................        374,357,217         381,277,142
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        112,564,926         666,281,274
  NET ASSETS:
    Beginning of year......................................................................      2,029,755,889       1,363,474,615
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $  2,142,320,815     $ 2,029,755,889
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $      1,987,561     $     4,445,611
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $4,767,976,521)..........................  $6,250,695,797
    Interest and dividends receivable..........      12,414,416
    Receivable for capital stock sold..........         128,574
                                                 --------------
      Total Assets.............................   6,263,238,787
                                                 --------------
  LIABILITIES
    Bank overdraft.............................             319
    Payable for capital stock repurchased......       8,881,940
    Payable to investment adviser..............       6,806,202
    Accrued expenses...........................         503,692
                                                 --------------
      Total Liabilities........................      16,192,153
                                                 --------------
  NET ASSETS...................................  $6,247,046,634
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    2,107,865
      Paid-in capital, in excess of par........   4,649,464,292
                                                 --------------
                                                  4,651,572,157
    Undistributed net investment income........         109,952
    Accumulated net realized gains on
      investments..............................     112,645,380
    Net unrealized appreciation on investments
      and foreign currencies...................   1,482,719,145
                                                 --------------
    Net assets, December 31, 1998..............  $6,247,046,634
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 210,786,528 outstanding shares of
      common stock (authorized 250,000,000
      shares)..................................  $        29.64
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $1,413,190 foreign
      withholding tax).........................  $    92,432,542
    Interest...................................       51,526,104
                                                 ---------------
                                                     143,958,646
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       28,389,539
    Shareholders' reports......................          492,000
    Custodian expense..........................          380,000
    Accounting fees............................          122,000
    Audit fees and expenses....................           85,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................           30,800
                                                 ---------------
      Total expenses...........................       29,502,339
    Less: custodian fee credit.................          (23,575)
                                                 ---------------
      Net expenses.............................       29,478,764
                                                 ---------------
  NET INVESTMENT INCOME........................      114,479,882
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:
      Investments..............................      766,376,440
      Foreign currencies.......................          105,151
                                                 ---------------
                                                     766,481,591
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................     (344,088,795)
      Foreign currencies.......................           13,886
                                                 ---------------
                                                    (344,074,909)
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      422,406,682
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   536,886,564
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    114,479,882     $   125,326,195
    Net realized gain on investments and foreign currencies................................        766,481,591         320,958,795
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currencies............................................................................       (344,074,909)        744,788,889
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        536,886,564       1,191,073,879
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................       (115,394,083)       (127,895,464)
    Distributions from net realized capital gains..........................................       (684,800,016)       (322,171,256)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (800,194,099)       (450,066,720)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [12,676,785 and 12,471,611 shares, respectively]....................        418,548,498         381,942,219
    Capital stock issued in reinvestment of dividends and distributions [27,106,415 and
     14,665,432 shares, respectively]......................................................        800,194,099         450,066,720
    Capital stock repurchased [(22,886,073) and (11,771,942) shares, respectively].........       (732,368,459)       (363,005,143)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................        486,374,138         469,003,796
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        223,066,603       1,210,010,955
  NET ASSETS:
    Beginning of year......................................................................      6,023,980,031       4,813,969,076
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $  6,247,046,634     $ 6,023,980,031
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $        109,952     $       919,002
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                         PRUDENTIAL JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $886,742,260)............................  $1,204,377,523
    Receivable for capital stock sold..........       2,113,426
    Receivable for investments sold............       1,677,844
    Interest and dividends receivable..........         517,449
                                                 --------------
      Total Assets.............................   1,208,686,242
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       1,812,726
    Payable to investment adviser..............       1,459,546
    Accrued expenses...........................          96,554
    Payable for capital stock repurchased......       6,588,081
                                                 --------------
      Total Liabilities........................       9,956,907
                                                 --------------
  NET ASSETS...................................  $1,198,729,335
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $.01 par value..........  $      501,398
      Paid-in capital, in excess of par........     870,373,753
                                                 --------------
                                                    870,875,151
    Accumulated net realized gains on
      investments..............................      10,218,921
    Net unrealized appreciation on
      investments..............................     317,635,263
                                                 --------------
    Net assets, December 31, 1998..............  $1,198,729,335
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 50,139,795 outstanding shares of
      common stock (authorized 75,000,000
      shares)..................................  $        23.91
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $38,690 foreign
      withholding tax).........................  $     5,032,093
    Interest...................................        1,399,831
                                                 ---------------
                                                       6,431,924
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        4,662,187
    Shareholders' reports......................          125,000
    Accounting fees............................           81,000
    Custodian expense..........................           20,000
    Audit fees and expenses....................           14,000
    Directors' fees............................            3,000
    Legal fees.................................            1,000
    Miscellaneous expenses.....................            5,200
                                                 ---------------
      Total expenses...........................        4,911,387
    Less: custodian fee credit.................           (7,533)
                                                 ---------------
      Net expenses.............................        4,903,854
                                                 ---------------
  NET INVESTMENT INCOME........................        1,528,070
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........       24,429,896
    Net change in unrealized appreciation on
      investments..............................      237,742,766
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      262,172,662
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   263,700,732
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      1,528,070     $       871,876
    Net realized gain on investments.......................................................         24,429,896          33,000,406
    Net change in unrealized appreciation on investments...................................        237,742,766          54,234,653
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        263,700,732          88,106,935
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (1,629,850)           (832,883)
    Distributions from net realized capital gains..........................................        (17,069,906)        (27,048,964)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (18,699,756)        (27,881,847)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [30,113,536 and 12,593,772 shares, respectively]....................        619,908,140         218,245,522
    Capital stock issued in reinvestment of dividends and distributions [849,914 and
     1,607,079 shares, respectively].......................................................         18,699,756          27,881,847
    Capital stock repurchased [(8,792,029) and (1,044,246) shares, respectively]...........       (180,816,656)        (17,547,320)
    Initial capitalization repurchased [-0- and (1,004,760) shares, respectively]..........                 --         (19,411,166)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        457,791,240         209,168,883
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        702,792,216         269,393,971
  NET ASSETS:
    Beginning of year......................................................................        495,937,119         226,543,148
                                                                                             ------------------  -------------------
    End of year(a).........................................................................   $  1,198,729,335     $   495,937,119
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $             --     $       101,780
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $589,592,454)............................  $  831,023,491
    Foreign currency, at value (cost:
      $17,499,873).............................      17,371,833
    Receivable for investments sold............       4,254,046
    Dividends and interest receivable..........         552,684
    Receivable for capital stock sold..........          40,732
                                                 --------------
      Total Assets.............................     853,242,786
                                                 --------------
  LIABILITIES
    Forward currency contracts -- amount
      payable to counterparties................       3,828,254
    Payable for investments purchased..........       2,897,332
    Payable to investment adviser..............       1,418,703
    Payable for capital stock repurchased......         327,774
    Accrued expenses and other liabilities.....         226,668
    Bank overdraft.............................           2,096
                                                 --------------
      Total Liabilities........................       8,700,827
                                                 --------------
  NET ASSETS...................................  $  844,541,959
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      399,149
      Paid-in capital, in excess of par........     610,100,715
                                                 --------------
                                                    610,499,864
    Distributions in excess of net investment
      income...................................      (8,644,128)
    Accumulated net realized gains on
      investments..............................       5,209,641
    Net unrealized appreciation on investments
      and foreign currencies...................     237,476,582
                                                 --------------
    Net assets, December 31, 1998..............  $  844,541,959
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share of 39,914,867 outstanding shares of
      common stock (authorized 75,000,000
      shares)..................................  $        21.16
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $541,282 foreign
      withholding tax).........................  $     6,673,826
    Interest...................................        1,452,097
                                                 ---------------
                                                       8,125,923
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        5,342,945
    Custodian expense..........................          446,000
    Accounting fees............................          244,000
    Shareholders' reports......................           37,000
    Audit fees and expenses....................            6,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................            3,761
                                                 ---------------
      Total expenses...........................        6,082,706
                                                 ---------------
  NET INVESTMENT INCOME........................        2,043,217
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:......................
      Investments..............................       40,877,802
      Foreign currencies.......................          219,287
                                                 ---------------
                                                      41,097,089
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................      125,305,318
      Foreign currencies.......................       (4,159,978)
                                                 ---------------
                                                     121,145,340
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      162,242,429
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   164,285,646
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      2,043,217     $     3,060,617
    Net realized gain on investments and foreign currencies................................         41,097,089          31,027,057
    Net change in unrealized appreciation on investments and foreign currencies............        121,145,340           5,107,643
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        164,285,646          39,195,317
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (5,559,015)         (4,377,947)
    Distributions in excess of net investment income.......................................         (4,481,373)         (3,434,778)
    Distributions from net realized capital gains..........................................        (35,181,433)        (30,337,530)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (45,221,821)        (38,150,255)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [9,626,530 and 5,853,862 shares, respectively]......................        191,039,953         111,692,563
    Capital stock issued in reinvestment of dividends and distributions [2,231,010 and
     2,115,902 shares, respectively].......................................................         45,221,821          38,150,255
    Capital stock repurchased [(7,562,638) and (4,869,453) shares, respectively]...........       (149,184,992)        (93,116,567)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         87,076,782          56,726,251
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        206,140,607          57,771,313
  NET ASSETS:
    Beginning of year......................................................................        638,401,352         580,630,039
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $    844,541,959     $   638,401,352
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $             --     $     3,515,798
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
DECEMBER 31, 1998

                                                                       PRINCIPAL
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
BANK NOTES -- 6.0%
  FCC National Bank (a)...........................   5.19%   01/15/99  $   5,000  $    5,000,000
  Key Bank, N.A. (a)..............................   5.33%   01/13/99      1,000       1,000,018
  Key Bank, N.A. (a)..............................   4.67%   01/29/99      3,000       2,999,878
  Key Bank, N.A. (a)..............................   4.65%   03/18/99      9,000       8,998,914
  Nationsbank Corp. (a)...........................   5.05%   02/16/99     29,000      29,000,000
  Nationsbank Corp. (a)...........................   5.27%   07/01/99      8,000       7,997,416
                                                                                  --------------
                                                                                      54,996,226
                                                                                  --------------
CERTIFICATE OF DEPOSIT-DOMESTIC -- 3.3%
  Chase Manhattan Bank (U.S.A.) Delaware..........   5.25%   02/08/99     30,000      30,000,000
                                                                                  --------------
                                                                                      30,000,000
                                                                                  --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 21.0%
  Abbey National Treasury Services, PLC...........   5.25%   01/20/99     25,000      25,000,000
  Barclays Bank PLC...............................   5.56%   02/25/99      5,000       4,999,566
  Barclays Bank PLC (a)...........................   5.49%   06/02/99     21,000      20,993,088
  Bayerische Hypo Und Wechsel Bank................   5.68%   03/03/99      3,000       2,999,784
  Bayerische Landesbank Girozentrale (a)..........   5.09%   03/23/99     20,000      19,996,337
  Bayerische Landesbank Girozentrale (a)..........   5.49%   06/30/99     20,000      19,992,110
  Canadian Imperial Bank of Commerce..............   5.55%   2/10/99      15,000      14,999,211
  Canadian Imperial Bank of Commerce..............   5.69%   3/10/99       7,000       6,999,066
  Canadian Imperial Bank of Commerce..............   5.71%   3/30/99       4,000       3,999,123
  Commerzbank, AG.................................   5.67%   03/05/99      4,000       4,001,966
  Credit Agricole Indosuez........................   5.74%   04/26/99      3,000       2,999,457
  Deutsche Bank...................................   5.55%   02/25/99     10,000       9,999,278
  Deutsche Bank...................................   5.66%   03/03/99      5,000       4,999,600
  Deutsche Bank...................................   5.64%   03/22/99      5,000       4,999,370
  Rabobank Nederland..............................   5.50%   02/09/99     13,000      12,998,934
  Royal Bank of Canada (a)........................   5.47%   08/06/99     14,000      13,994,339
  Swiss Bank Corp.................................   5.74%   06/11/99     20,000      19,994,931
                                                                                  --------------
                                                                                     193,966,161
                                                                                  --------------
COMMERCIAL PAPER -- 45.5%
  Aetna Services, Inc.............................   5.50%   01/15/99      4,000       3,991,444
  American General Finance Corp...................   5.22%   02/17/99      6,000       5,959,110
  American Honda Finance Corp.....................   5.25%   02/10/99      2,852       2,835,363
  American Honda Finance Corp.....................   5.27%   02/11/99     27,366      27,201,751
  Aon Corp........................................   5.30%   02/23/99      3,000       2,976,592
  Aon Corp........................................   5.28%   02/26/99     16,000      15,868,587
  Aristar, Inc....................................   5.25%   02/05/99      7,194       7,157,281
  Association Corp. of North America..............   5.03%   02/02/99     24,020      23,912,604
  Association Corp. of North America..............   5.05%   02/10/99     12,955      12,882,308
  Association Corp. of North America..............   5.11%   03/09/99      5,000       4,952,449
  Bank of Montreal................................   5.12%   2/18/99      10,000       9,931,707
  Bank of New York Co., Inc.......................   5.10%   01/14/99      3,000       2,994,475
  BBL North America...............................   5.33%   01/29/99     15,000      14,937,817
  Bradford & Bingley Building Society.............   5.20%   02/02/99     23,257      23,149,501
  Centric Capital Corp............................   5.35%   01/27/99      2,100       2,091,886
  Centric Capital Corp............................   5.20%   03/02/99      3,398       3,368,551
  Chrysler Financial Corp.........................   5.09%   01/29/99     32,000      31,873,316
  Cregem North America............................   4.90%   03/29/99     15,000      14,822,375
  Falcon Asset Securitization Corp................   5.43%   02/17/99      4,000       3,971,643

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                                       PRINCIPAL
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
COMMERCIAL PAPER (CONT'D.)
  Ford Motor Credit Corp..........................   5.40%   01/14/99  $  10,000  $   10,000,000
  Ford Motor Credit Corp..........................   5.20%   02/19/99      2,000       1,985,844
  General Electric Capital Corp...................   5.10%   02/19/99     15,000      14,895,875
  General Motors Acceptance Corp..................   5.19%   01/26/99      5,000       4,981,979
  General Motors Acceptance Corp..................   5.06%   01/29/99     20,000      19,921,289
  General Motors Acceptance Corp..................   5.12%   03/19/99      9,000       8,901,440
  Monte Rosa Capital Corp.........................   5.40%   01/29/99      2,531       2,520,370
  Monte Rosa Capital Corp.........................   5.46%   02/19/99     19,000      18,858,798
  Monte Rosa Capital Corp.........................   5.30%   02/22/99      6,530       6,480,009
  Nationwide Building Society.....................   5.06%   03/01/99      3,000       2,975,122
  Nationwide Building Society.....................   5.11%   03/09/99      2,000       1,980,979
  Norwest Financial, Inc..........................   5.23%   03/04/99      5,000       4,954,964
  Old Line Funding Corp...........................   5.40%   01/14/99     10,000       9,980,500
  Old Line Funding Corp...........................   5.37%   01/29/99      4,000       3,983,293
  Old Line Funding Corp...........................   5.40%   02/25/99      6,000       5,950,500
  Petrofina Delaware, Inc.........................   5.05%   01/29/99      8,220       8,187,714
  PNC Funding Corp................................   5.20%   02/22/99      1,000         992,489
  Preferred Receivables Funding Corp..............   5.40%   02/16/99      2,000       1,986,200
  Salomon Smith Barney Holdings, Inc..............   5.31%   02/16/99     17,048      16,932,329
  Toronto Dominion Holdings.......................   4.90%   06/08/99     10,000       9,784,944
  UBS Finance (Delaware)..........................   5.22%   01/15/99     10,000       9,979,704
  UBS Finance (Delaware)..........................   5.07%   01/28/99     13,840      13,787,342
  Unifunding, Inc.................................   5.23%   02/05/99      4,000       3,979,661
  Windmill Funding Corp...........................   5.40%   01/28/99     10,000       9,959,500
  Windmill Funding Corp...........................   5.75%   01/29/99      9,930       9,885,591
                                                                                  --------------
                                                                                     418,725,196
                                                                                  --------------
DISCOUNT NOTE -- 1.6%
  Federal Home Loan Mortgage Association..........   4.93%   03/26/99     15,152      14,977,701
                                                                                  --------------
                                                                                      14,977,701
                                                                                  --------------
LOAN PARTICIPATIONS -- 1.5%
  Baker Hughes, Inc...............................   5.70%   01/29/99      8,000       8,000,000
  Marsh & Mclennan Co.............................   5.38%   02/24/99      5,716       5,716,000
                                                                                  --------------
                                                                                      13,716,000
                                                                                  --------------
OTHER CORPORATE OBLIGATIONS -- 19.0%
  Abbey National Treasury Services, PLC...........   5.50%   02/05/99      3,000       2,999,776
  Abbey National Treasury Services, PLC...........   5.72%   06/11/99     14,000      13,995,269
  Bishops Gate Residential Mortgage (a)...........   5.75%   11/22/99      6,000       6,000,000
  Chrysler Financial Corp. (a)....................   5.53%   03/11/99     15,000      15,000,409
  General Electric Capital Corp. (a)..............   5.50%   06/04/99     15,000      14,992,456
  General Motors Acceptance Corp. (a).............   5.20%   02/02/99     10,000       9,999,745
  Goldman Sachs Group L.P. (a)....................   5.07%   06/04/01     30,000      30,000,000
  Liquid Asset Backed Security Trust 1998-1 (a)...   5.63%   02/26/99      4,335       4,334,658
  Morgan (J.P.) & Co., Inc. (a)...................   5.21%   04/05/99      1,000         999,908
  Restructured Asset Securities Enhanced Return
    (a)...........................................   5.63%   03/31/99      2,000       2,000,000
  Restructured Asset Securities Enhanced Return
    (a)...........................................   5.61%   09/02/99     19,000      19,000,000
  Restructured Asset Securities Enhanced Return
    (a)...........................................   5.68%   01/21/00     16,000      16,000,000
  SMM Trust Notes 1995-Q (a)......................   5.32%   12/15/99     27,000      27,000,000
  Short Term Restructured Assets..................   5.55%   08/18/99     12,000      12,000,000
                                                                                  --------------
                                                                                     174,322,221
                                                                                  --------------
TOTAL INVESTMENTS -- 97.9%
  (amortized cost $900,703,505; (b))............................................     900,703,505
                                                                                  --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.1%...................................      19,488,483
                                                                                  --------------
TOTAL NET ASSETS -- 100.0%......................................................  $  920,191,988
                                                                                  --------------
                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

The following abbreviations are used in portfolio descriptions:
  AG    Aktiengesellschaft (German Stock Company)
  PLC   Public Limited Company (British Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 1998.

(b) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
     The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1998 was as follows:
Commercial Banks                                               48.0%
Motor Vehicle Parts                                            14.3%
Asset Backed Securities                                        10.5%
Personal Credit                                                 6.4%
Security Brokers & Dealers                                      5.0%
Short-Term Business Credit                                      4.9%
Accidental/Health Insurance                                     2.5%
Bank Holding Company U.S.                                       2.0%
Federal Credit Agencies                                         1.5%
Crude Petroleum & Natural Gas                                   0.8%
Construction                                                    0.9%
Insurance                                                       0.6%
Surety Insurance                                                0.5%
                                                           ---------
                                                               97.9%
Other assets in excess of liabilities                           2.1%
                                                           ---------
                                                              100.0%
                                                           ---------
                                                           ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                           DIVERSIFIED BOND PORTFOLIO
DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 95.9%                        MOODY'S                                 PRINCIPAL
                                                       RATING     INTEREST     MATURITY        AMOUNT        VALUE
LONG-TERM BONDS -- 95.0%                            (UNAUDITED)    RATE          DATE           (000)       (NOTE 2)
                                                    ------------  ------   -----------------  ---------  --------------
AEROSPACE -- 2.5%
  Boeing Co.,.....................................      Aa3        8.75%       08/15/21       $   6,250  $    7,910,250
  Raytheon Co.,...................................      Baa1       5.95%       03/15/01           6,500       6,557,070
  Raytheon Co.,...................................      Baa1       6.40%       12/15/18           9,500       9,428,750
  Raytheon Co.,...................................      Baa1       7.00%       11/01/28           3,550       3,737,511
                                                                                                         --------------
                                                                                                             27,633,581
                                                                                                         --------------
AIRLINES -- 2.6%
  Continental Airlines, Inc.,.....................      Ba2        8.00%       12/15/05           8,000       7,904,800
  Delta Air Lines, Inc.,..........................      Ba1       9.875%       05/15/00           6,000       6,298,320
  United Airlines, Inc.,..........................      Baa3      10.67%       05/01/04           7,000       8,282,400
  United Airlines, Inc.,..........................      Baa3      11.21%       05/01/14           5,000       6,566,000
                                                                                                         --------------
                                                                                                             29,051,520
                                                                                                         --------------
ASSET-BACKED SECURITIES -- 1.7%
  Advanta Mortgage Loan Trust, Series 1994-3,.....      Aaa        8.49%       01/25/26           8,500       8,728,091
  Airplanes Pass Through Trust,...................      Ba2       10.875%      03/15/19           6,000       6,300,000
  California Infrastructure PG&E, Series
    1997-1,.......................................       NR        6.32%       09/25/05           4,000       4,117,500
                                                                                                         --------------
                                                                                                             19,145,591
                                                                                                         --------------
AUTO-CARS & TRUCKS -- 0.7%
  Navistar International Corp.,...................      Ba1        7.00%       02/01/03           3,500       3,500,547
  Navistar International Corp.,...................      Ba3        8.00%       02/01/08           4,500       4,578,750
                                                                                                         --------------
                                                                                                              8,079,297
                                                                                                         --------------
BANKS AND SAVINGS & LOANS -- 4.5%
  Banco de Commercio Exterior de Columbia, SA,
    M.T.N., (Colombia)............................       NR       8.625%       06/02/00           2,000       1,960,000
  Banco Ganadero, SA, M.T.N., (Colombia)..........       NR        9.75%       08/26/99           4,100       4,079,500
  Bayerische Landesbank Girozentrale, (Germany)...      Aaa       5.875%       12/01/08          10,000      10,224,000
  Capital One Bank,...............................      Baa3       7.08%       10/30/01           5,000       5,027,850
  Chase Manhattan Corp.,..........................       A2        8.00%       06/15/99           2,000       2,023,940
  Chase Manhattan Corp............................       A2       6.625%       08/15/05           2,000       2,083,040
  Compass Trust Bank,.............................       A3        8.23%       01/15/27           4,500       4,820,625
  International Bank for Reconstruction and
    Development, (Supranational)..................      Aaa       12.375%      10/15/02             750         938,527
  Kansallis-Osake Pankki, (Finland)...............      Baa1       8.65%       01/01/49           5,000       5,073,600
  Kansallis-Osake Pankki, (Finland)...............      Baa1      10.00%       05/01/02           5,000       5,621,000
  National Australia Bank, (Australia)............       A1        6.40%       12/10/07           3,700       3,774,000
  Skandinaviska Enskilda Bank, (Sweden)...........      Baa1       7.50%       03/29/49           5,000       4,941,400
                                                                                                         --------------
                                                                                                             50,567,482
                                                                                                         --------------
CABLE & PAY TELEVISION SYSTEMS -- 2.4%
  Cable & Wire Communications PLC (United
    Kingdom)......................................      Baa1       6.75%       12/01/08           6,400       6,524,160
  Rogers Cablesystems, Inc., (Canada).............      Ba3       10.00%       03/15/05           4,000       4,480,000
  Tele-Communications, Inc.,......................      Ba1        6.34%       02/01/02           3,500       3,584,875
  Tele-Communications, Inc.,......................      Ba1       6.375%       09/15/99           2,750       2,769,332
  Tele-Communications, Inc.,......................      Baa3      10.125%      04/15/22           6,300       9,114,021
                                                                                                         --------------
                                                                                                             26,472,388
                                                                                                         --------------
COMPUTER SOFTWARE & SERVICES -- 0.5%
  Computer Associates International, Inc.,........      Baa1      6.375%       04/15/05           5,300       5,245,092
                                                                                                         --------------
DIVERSIFIED CONSUMER PRODUCT -- 1.3%
  Owens-Illinois, Inc.,...........................      Ba1        7.50%       05/15/10           5,000       5,095,100
  Philip Morris Cos., Inc.,.......................       A2        6.15%       03/15/10          10,000      10,083,000
                                                                                                         --------------
                                                                                                             15,178,100
                                                                                                         --------------
DRUGS & MEDICAL SUPPLIES -- 0.3%
  Mallinckrodt, Inc...............................      Baa2       6.30%       03/15/11           3,500       3,445,969
                                                                                                         --------------
FINANCIAL SERVICES -- 14.3%
  Advanta Corp., M.T.N............................      Ba2        7.25%       08/16/99          10,000       9,920,500
  Aristar, Inc.,..................................      Baa1       7.50%       07/01/99           2,000       2,021,040
  Arkwright Corp.,................................      Baa3      9.625%       08/15/26           5,000       5,980,500
  Associates Corp.,...............................      Aa3        6.95%       11/01/18           8,000       8,524,640
  AT&T Capital Corp,..............................      Baa3       7.50%       11/15/00          10,000      10,122,400
  Calair Capital Corp.,...........................      Ba2       8.125%       04/01/08           3,000       2,933,850
  Chrysler Financial Corp.,.......................       A3        9.50%       12/15/99           5,000       5,196,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                      MOODY'S                                 PRINCIPAL
                                                       RATING     INTEREST     MATURITY        AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)    RATE          DATE           (000)       (NOTE 2)
                                                    ------------  ------   -----------------  ---------  --------------
FINANCIAL SERVICES (CONT'D.)
  Comdisco Inc.,..................................      Baa1       6.32%       11/27/00       $  10,000  $  $10,046,600
  Conseco Inc.,...................................      Baa2       6.40%       06/15/01          10,000       9,589,000
  Conseco, Inc.,..................................      Ba2        8.70%       11/15/26           1,600       1,461,808
  Conseco, Inc.,..................................      Ba2       8.796%       04/01/27           8,350       7,634,405
  ContiFinancial Corp.,...........................      Ba1        7.50%       03/15/02          12,900       9,030,000
  ContiFinancial Corp.,...........................      Ba1       8.125%       04/01/08           1,800       1,224,000
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa3       7.00%       06/15/00           9,000       9,038,430
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa3       8.75%       12/15/99           3,000       3,072,210
  Ford Motor Credit Co.,..........................       A1        5.75%       01/25/01           4,000       4,034,640
  General Motors Acceptance Corp.,................       A2        5.75%       11/10/03          10,000      10,077,600
  General Motors Acceptance Corp.,................      Baa1       8.40%       10/15/99           3,700       3,790,613
  Household Finance,..............................       A2        6.50%       11/15/08          23,000      23,805,000
  Interpool Capital Trust,........................      Ba2       9.875%       02/15/27           7,000       5,740,000
  Nationwide CSN Trust,...........................      Aa3       9.875%       02/15/25           5,000       6,267,200
  PT Alatief Freeport Financial Co.,
    (Netherlands).................................      Ba2        9.75%       04/15/01           5,750       4,140,000
  Reliastar Financial Corp.,......................       A3       6.625%       09/15/03           5,000       5,031,000
  Tokai Pfd Capital,..............................      Baa3       9.98%       12/29/49           2,300       1,932,000
                                                                                                         --------------
                                                                                                            160,613,536
                                                                                                         --------------
FOOD & BEVERAGE -- 0.3%
  Whitman Corp.,..................................      Baa2       7.50%       08/15/01           3,000       3,133,320
                                                                                                         --------------
FOREST PRODUCTS -- 2.4%
  Fort James Corp.,...............................      Baa3      6.234%       03/15/01           5,000       5,047,050
  Scotia Pacific Co.,.............................       NR        7.11%       01/20/14           4,100       3,902,216
  Scotia Pacific Co.,.............................       NR        7.71%       01/20/14          12,200      10,929,736
  Westvaco Corp.,.................................       A1        9.75%       06/15/20           5,000       6,703,950
                                                                                                         --------------
                                                                                                             26,582,952
                                                                                                         --------------
HOUSING RELATED -- 0.6%
  American Standard Cos. Inc.,....................      Ba3       7.375%       04/15/05           2,100       2,069,319
  Owens Corning,..................................      Baa3       7.50%       05/01/05           5,000       5,111,050
                                                                                                         --------------
                                                                                                              7,180,369
                                                                                                         --------------
INDUSTRIAL -- 1.6%
  Cendant Corp.,..................................      Baa1       7.75%       12/01/03          15,000      15,160,050
  Compania Sud Americana de Vapores, SA,
    (Chile).......................................       NR       7.375%       12/08/03           3,000       2,692,500
                                                                                                         --------------
                                                                                                             17,852,550
                                                                                                         --------------
INVESTMENT BANKERS -- 5.3%
  Lehman Brothers Holdings, Inc.,.................      Baa1       6.40%       08/30/00           6,450       6,451,612
  Merrill Lynch, Pierce, Fenner & Smith, Inc.,....       NR        5.40%       06/24/03          15,000      14,850,000
  Merrill Lynch, Pierce, Fenner & Smith, Inc.,....      Aa3       6.875%       11/15/18           9,800      10,159,170
  Morgan Stanley, Dean Witter Discover & Co.,
    M.T.N.........................................       A1        6.09%       03/09/11           6,500       6,586,775
  Salomon, Inc.,..................................      Baa1       6.25%       10/01/99           8,000       8,054,320
  Salomon, Inc.,..................................       NR        6.65%       07/15/01           7,000       7,166,320
  Salomon, Inc., M.T.N............................      Baa1       6.59%       02/21/01           3,500       3,567,200
  Salomon, Inc.,..................................      Baa1       7.25%       05/01/01           2,250       2,330,460
                                                                                                         --------------
                                                                                                             59,165,857
                                                                                                         --------------
LEISURE & TOURISM -- 1.2%
  Royal Caribbean Cruises Ltd.,...................      Baa3       7.00%       10/15/07           8,000       8,011,120
  Royal Caribbean Cruises Ltd.,...................      Baa3       7.25%       08/15/06           5,000       5,081,900
                                                                                                         --------------
                                                                                                             13,093,020
                                                                                                         --------------
LODGING -- 1.2%
  ITT Corp.,......................................      Baa2       6.25%       11/15/00           7,000       6,753,180
  ITT Corp.,......................................      Baa2       6.75%       11/15/03           7,000       6,445,810
                                                                                                         --------------
                                                                                                             13,198,990
                                                                                                         --------------
MEDIA -- 7.7%
  News America Holdings, Inc.,....................      Baa3      6.703%       05/21/04          36,000      36,697,320
  Paramount Communications, Inc.,.................      Ba2        7.50%       01/15/02           5,000       5,217,650
  Time Warner, Inc.,..............................      Baa3      6.625%       05/15/29          19,000      19,331,740
  Time Warner, Inc.,..............................      Ba1        8.11%       08/15/06           7,800       8,892,390

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                      MOODY'S                                 PRINCIPAL
                                                       RATING     INTEREST     MATURITY        AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)    RATE          DATE           (000)       (NOTE 2)
                                                    ------------  ------   -----------------  ---------  --------------
MEDIA (CONT'D.)
  Turner Broadcasting System, Inc.,...............      Ba1        7.40%       02/01/04       $  13,500  $  $14,477,130
  Viacom, Inc.,...................................      Ba2        7.75%       06/01/05           1,450       1,573,004
                                                                                                         --------------
                                                                                                             86,189,234
                                                                                                         --------------
OIL & GAS -- 1.5%
  B.J. Services Co.,..............................      Ba1        7.00%       02/01/06           5,000       5,174,850
  Occidental Petroleum Corp.,.....................      Baa3      10.125%      11/15/01           5,000       5,466,800
  Occidental Petroleum Corp.,.....................      Baa3      11.125%      08/01/10           5,000       6,526,550
                                                                                                         --------------
                                                                                                             17,168,200
                                                                                                         --------------
OIL & GAS SERVICES -- 3.0%
  K N Energy, Inc.,...............................      Baa2       6.30%       03/01/21          15,000      15,042,150
  R&B Falcon Corp.,...............................      Ba1        6.50%       04/15/03           8,600       7,811,552
  R&B Falcon Corp.,...............................      Ba1        6.75%       04/15/05           7,300       6,278,000
  R&B Falcon Corp.,...............................      Ba1       7.375%       04/15/18           5,750       4,435,493
                                                                                                         --------------
                                                                                                             33,567,195
                                                                                                         --------------
REAL ESTATE INVESTMENT TRUST -- 3.1%
  Camden Property Trust,..........................      Baa2       7.23%       10/30/00           5,000       5,012,000
  Colonial Realty,................................      Baa3       7.00%       07/14/07           1,350       1,294,529
  Equity Residentia,..............................       A3        6.15%       09/15/00          15,000      14,901,000
  ERP Operating, L.P.,............................       A3        6.63%       04/13/05           6,500       6,413,940
  Felcor Suite Hotels, Inc.,......................      Ba1       7.625%       10/01/07           7,900       7,524,750
                                                                                                         --------------
                                                                                                             35,146,219
                                                                                                         --------------
RESTAURANTS -- 0.8%
  Darden Restaurants, Inc.,.......................       A3       7.125%       02/01/16          10,000       9,465,300
                                                                                                         --------------
RETAIL -- 7.2%
  Federated Department Stores, Inc.,..............      Ba1       8.125%       10/15/02           5,250       5,659,133
  Federated Department Stores, Inc.,..............      Ba1        8.50%       06/15/03          10,200      11,250,396
  Kmart Corp.,....................................      Ba2        9.35%       01/02/20           2,000       2,080,000
  Kmart Corp.,....................................      Ba2        9.78%       01/05/20           3,850       4,210,476
  Kroger Co., (The)...............................      Baa3      6.375%       03/01/08           6,600       6,710,220
  Meyer, (Fred) Inc.,.............................      Ba2        7.15%       03/01/03             550         572,209
  Meyer, (Fred) Inc.,.............................      Ba2       7.375%       03/01/05           5,000       5,289,200
  Rite Aid Corp.,.................................       A3        6.70%       12/15/01           4,000       4,102,400
  Saks Inc.,......................................      Baa3       7.25%       12/01/04          11,600      11,641,180
  Saks Inc.,......................................      Baa3       7.50%       12/01/10           8,000       7,999,440
  Saks Inc.,......................................      Baa3       8.25%       11/15/08          11,200      11,872,000
  Sears Roebuk & Co.,.............................       A2        6.50%       12/01/28          10,000       9,815,300
                                                                                                         --------------
                                                                                                             81,201,954
                                                                                                         --------------
TELECOMMUNICATIONS -- 4.5%
  LCI International, Inc.,........................      Ba1        7.25%       06/15/07          10,125      10,251,765
  Qwest Communications International Inc.,........      Ba1        7.50%       11/01/08           5,000       5,200,000
  Sprint Corp.,...................................      Baa1       5.70%       11/15/03          17,000      17,060,690
  Sprint Corp.,...................................      Baa1      6.875%       11/15/28          14,000      14,550,200
  Worldcom Inc,...................................      Baa2      6.125%       08/15/01           3,300       3,352,734
                                                                                                         --------------
                                                                                                             50,415,389
                                                                                                         --------------
UTILITIES -- 8.1%
  Arkla, Inc., M.T.N.,............................      Ba2        9.32%       12/18/00           2,000       2,136,000
  Calenergy Co., Inc.,............................      Ba1        6.96%       09/15/03           8,000       8,142,640
  Calenergy Co., Inc.,............................      BA1        7.23%       09/15/05           5,000       5,151,300
  Calenergy Co., Inc.,............................      Ba1        8.48%       09/15/28          10,000      11,055,300
  Cogentrix Energy, Inc.,.........................      Ba1        8.75%       10/15/08          10,000      10,625,000
  Commonwealth Edison Co.,........................      Baa3      7.625%       01/15/07           7,525       8,313,846
  Connecticut Light & Power Company,..............      Ba2        7.75%       06/01/02           5,685       5,897,164
  El Paso Electric Company,.......................      Ba2        7.75%       05/01/01           5,850       6,070,487
  El Paso Electric Company,.......................      Ba3        9.40%       05/01/11           4,000       4,588,240
  Niagara Mohawk Power,...........................      Ba3       6.875%       04/01/03           4,000       4,138,800
  Niagara Mohawk Power,...........................      Ba2       7.375%       08/01/03           8,000       8,455,280
  Niagara Mohawk Power,...........................      Baa2       8.00%       06/01/04           5,000       5,459,300

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                      MOODY'S                                 PRINCIPAL
                                                       RATING     INTEREST     MATURITY        AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)    RATE          DATE           (000)       (NOTE 2)
                                                    ------------  ------   -----------------  ---------  --------------
UTILITIES (CONT'D.)
  Pennsylvania Power & Light Co.,.................       A2       9.375%       07/01/21       $   1,150  $    1,286,781
  Texas Utilities,................................      Baa3       5.94%       10/15/01          10,000      10,058,300
                                                                                                         --------------
                                                                                                             91,378,438
                                                                                                         --------------
WASTE MANAGEMENT -- 0.2%
  USA Waste Service,..............................      Baa3      6.125%       07/15/01           2,000       2,012,400
                                                                                                         --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 14.1%
  Federal Farm Credit Bank,.......................                 8.65%       10/01/99             150         154,008
  Resolution Funding Corp.,.......................                 Zero        10/15/15          17,100       6,621,120
  Resolution Funding Corp.,.......................                8.125%       10/15/19             700         914,263
  Resolution Funding Corp.,.......................                8.625%       01/15/21             200         275,718
  Small Business Administration Participation
    Certicates,...................................                 6.00%       09/01/18          15,000      15,305,550
  United States Treasury Bond,....................                5.375%       07/31/00           5,200       5,256,888
  United States Treasury Note,....................                 4.75%       11/15/08           1,500       1,511,715
  United States Treasury Note,....................                5.375%       02/15/01           3,200       3,248,992
  United States Treasury Note,....................                 5.50%       08/15/28           2,000       2,093,440
  United States Treasury Note,....................                 5.75%       08/15/03           4,000       4,176,880
  United States Treasury Note,....................                5.875%       11/15/05           5,400       5,760,288
  United States Treasury Note,....................                 6.00%       08/15/00           6,600       6,736,092
  United States Treasury Note,....................                 6.50%       05/15/05           3,600       3,945,384
  United States Treasury Note,....................                 6.50%       11/15/26          80,000      93,024,800
  United States Treasury Note,....................                6.625%       07/31/01           4,200       4,400,802
  United States Treasury Note,....................                7.125%       09/30/99           3,500       3,562,335
  United States Treasury Note,....................                 7.50%       02/15/05           1,300       1,488,500
                                                                                                         --------------
                                                                                                            158,476,775
                                                                                                         --------------
U.S. GOVERNMENT MORTGAGE- BACKED SECURITIES -- 0.7%
  Federal National Mortgage Association,..........                 9.00%   10/01/16-09/01/21        388         410,024
  Government National Mortgage Association,.......                 7.50%   05/20/02-02/15/26      7,091       7,308,344
                                                                                                         --------------
                                                                                                              7,718,368
                                                                                                         --------------
FOREIGN GOVERNMENT BONDS -- 0.7%
  Republic of Panama, (Panama)....................       NR       7.875%       02/13/02           8,000       7,720,000
                                                                                                         --------------
TOTAL LONG-TERM BONDS (COST $1,052,032,111)............................................................   1,066,099,086
                                                                                                         --------------
                                                                                               SHARES
                                                                                              ---------
PREFERRED STOCK -- 0.9%
  Centaur Funding (cost $10,022,865)........................................................     75,000      10,377,000
                                                                                                         --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,062,054,976)................................................................................   1,076,476,086
                                                                                                         --------------
                                                                                              PRINCIPAL
                                                                                               AMOUNT
SHORT-TERM INVESTMENTS -- 2.8%                                                                  (000)
                                                                                              ---------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account
    (cost $31,305,000; Note 5)....................                4.693%       01/04/99          31,305      31,305,000
                                                                                                         --------------
TOTAL INVESTMENTS -- 98.7%
  (cost $1,093,359,976; Note 6)........................................................................   1,107,781,086
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.3%..........................................................      14,792,617
                                                                                                         --------------
NET ASSETS -- 100.0%...................................................................................  $1,122,573,703
                                                                                                         --------------
                                                                                                         --------------

The following abbreviations are used in portfolio descriptions:
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  PLC   Public Limited Company (British Corporation)
  SA    Sociedad Anonima (Spanish Coporation) or Societe Anonyme (French
        Corporation)
  NR    Not Rated by Moody's or Standard & Poors

                       SEE NOTES TO FINANCIAL STATEMENTS.

                        CONSERVATIVE BALANCED PORTFOLIO
December 31, 1998

LONG-TERM INVESTMENTS -- 94.3%

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS -- 54.9%                                      (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
AEROSPACE -- 1.3%
  Raytheon Co.,
    5.95%, 03/15/01...............................      Baa1      $  16,400  $   16,543,992
    6.00%, 12/15/10...............................      Baa1         20,000      20,000,000
    6.40%, 12/15/18...............................      Baa1         25,000      24,812,500
                                                                             --------------
                                                                                 61,356,492
                                                                             --------------
AIRLINES -- 3.3%
  Continental Airlines, Inc.,
    8.00%, 12/15/05...............................      Ba2           5,000       4,940,500
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         20,000      25,019,000
    10.375%, 02/01/11.............................      Ba1          37,905      48,392,555
  United Airlines, Inc.,
    10.67%, 05/01/04..............................      Baa3         46,865      55,450,668
    11.21%, 05/01/14..............................      Baa3         18,433      24,206,216
                                                                             --------------
                                                                                158,008,939
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.7%
  California Infrastructure,
    6.14%, 03/25/02...............................      Aaa           5,500       5,517,930
    6.17%, 03/25/03...............................      Aaa           6,000       6,073,560
    6.28%, 09/25/05...............................      Aaa           7,000       7,167,160
  Standard Credit Card Master Trust,
    5.95%, 10/07/04...............................      Aaa           4,650       4,718,262
  Team Financing Corp.,
    7.35%, 05/15/03...............................      Aa2          11,000      11,304,219
                                                                             --------------
                                                                                 34,781,131
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 3.3%
  Bank of Nova Scotia,
    6.50%, 07/15/07...............................       A1           7,200       7,250,256
  Bayerische Landesbank Girozentrale,
    5.875%, 12/01/08..............................      Aaa          22,000      22,492,800
  Capital One Bank,
    6.97%, 02/04/02...............................      Baa3         25,000      25,007,250
    7.08%, 10/30/01...............................      Baa3         35,100      35,295,507
    7.35%, 06/20/00...............................      Baa3          8,100       8,162,208
    8.125%, 03/01/00..............................      Baa3         13,150      13,341,069
  Citigroup,
    6.375%, 11/15/08..............................       A1          17,500      18,094,475
  Kansallis-Osake-Pankki, (Finland),
    8.65%, 01/01/49...............................      Baa1         10,000      10,147,200
  National Australia Bank, (Australia),
    6.40%, 12/10/07...............................       A1          14,000      14,280,000
  Okobank, (Finland),
    6.75%, 09/27/49...............................       A3           6,250       6,243,750
                                                                             --------------
                                                                                160,314,515
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 2.3%
  Cable & Wire Communications, Inc.,
    6.75%, 12/01/08...............................      Baa1         17,000      17,329,800
  Continental Cablevision, Inc.,
    8.50%, 09/15/01...............................      Ba2           5,545       5,881,914

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
CABLE & PAY TELEVISION SYSTEMS (CONT'D.)
  Tele-Communications, Inc.,
    6.34%, 02/01/02...............................      Ba1       $  12,000  $   12,291,000
    7.375%, 02/15/00..............................      Ba1          40,700      41,585,225
    8.25%, 01/15/03...............................      Baa3          2,000       2,194,800
    9.25%, 04/15/02...............................      Baa3          9,500      10,563,525
    9.875%, 06/15/22..............................      Baa3         12,900      18,288,975
                                                                             --------------
                                                                                108,135,239
                                                                             --------------
COMMERCIAL SERVICES -- 0.8%
  Cendant Corp.,
    7.75%, 12/01/03...............................      Baa1         39,000      39,416,130
                                                                             --------------
COMPUTERS SOFTWARE & SERVICES -- 0.6%
  Computer Associates International, Inc.,
    6.375%, 04/15/05..............................      Baa1         14,300      14,151,852
  Qwest Comm,
    7.25%, 11/01/08...............................      Ba1           8,000       8,180,000
  Worldcom Inc,
    6.125%, 08/15/01..............................      Baa2          6,700       6,807,066
                                                                             --------------
                                                                                 29,138,918
                                                                             --------------
CONSULTING -- 2.6%
  Comdisco Inc., M.T.N.,
    5.94%, 04/13/00...............................      Baa1         12,500      12,468,750
    6.32%, 11/27/00...............................      Baa1         37,750      37,925,915
    6.375%, 11/30/01..............................      Baa1         21,500      21,593,095
    6.65%, 11/13/01...............................      Baa1         50,000      50,385,000
                                                                             --------------
                                                                                122,372,760
                                                                             --------------
CONSUMER SERVICES -- 0.3%
  Loewen Group, Inc.,
    7.20%, 06/01/03...............................      Ba3          10,000       8,400,000
    7.60%, 06/01/08...............................      Ba3           3,400       2,686,000
  Service Corp. International,
    7.00%, 06/01/15...............................      Baa1          2,500       2,588,375
                                                                             --------------
                                                                                 13,674,375
                                                                             --------------
CONTAINERS -- 0.6%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05...............................      Ba1          30,000      30,066,300
    7.50%, 05/15/10...............................      Ba1             800         815,216
                                                                             --------------
                                                                                 30,881,516
                                                                             --------------
DRUGS & MEDICAL SUPPLIES -- 0.5%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11(a)............................      Baa2         16,780      16,520,958
  Merck & Co Inc.,
    5.95%, 12/01/28...............................      Aaa          10,000       9,982,500
                                                                             --------------
                                                                                 26,503,458
                                                                             --------------
ELECTRICAL -- 0.3%
  Enersis Sa,
    6.90%, 12/01/06...............................      Baa1         10,000       9,182,000
    7.40%, 12/01/16...............................      Baa1          6,400       5,267,200
                                                                             --------------
                                                                                 14,449,200
                                                                             --------------
FINANCIAL SERVICES -- 13.2%
  Advanta Corp., M.T.N.,
    7.50%, 08/28/00...............................      Ba2          35,000      32,866,400
  Arkwright Corp.,
    9.625%, 08/15/26..............................      Baa3          8,000       9,568,800
  Associates Corp.,
    6.25%, 11/01/08...............................      Aa3          21,000      21,745,920
    6.95%, 11/01/18...............................      Aa3          24,000      25,573,920

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
FINANCIAL SERVICES (CONT'D.)
  AT&T Capital Corp, M.T.N.,
    6.25%, 05/15/01...............................      Baa3      $  35,500  $   35,016,845
    7.50%, 11/15/00...............................      Baa3         47,000      47,575,280
  BCH Financial Services
    5.72%, 04/28/05...............................       A3          10,000       9,933,200
  Bear Stearns & Co,
    6.50%, 07/05/00...............................       A2          20,000      20,203,400
  Conseco Inc.,
    6.80%, 06/15/05...............................      Baa3         13,000      11,801,400
    8.70%, 11/15/26...............................      Ba2          29,813      27,237,594
    8.796%, 04/01/27..............................      Ba2           7,500       6,857,250
  ContiFinancial Corp.,
    7.50%, 03/15/02...............................      Ba1          31,300      21,910,000
    8.375%, 08/15/03..............................      Ba1          16,085      11,259,500
  Donaldson Lufkin, & Jenrette Inc.,
    5.625%, 02/15/16..............................      Baa1          5,480       5,415,117
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa3         11,200      11,226,992
    6.95%, 03/01/04...............................      Baa2         17,500      17,663,100
    7.00%, 06/15/00...............................      Baa3         23,000      23,098,210
    7.50%, 06/15/03...............................      Baa3          5,000       5,158,900
  First Industrial, L.P.,
    6.50%, 04/05/11...............................      Baa2          9,000       8,864,730
  General Motors Acceptance Corp., M.T.N.,
    5.95%, 04/20/01...............................       A2          30,300      30,542,400
  Household Finance Corp.,
    6.50%, 11/15/08...............................       A2          72,000      74,520,000
  Lehman Brothers Holdings, Inc.,
    6.33%, 08/01/00...............................      Baa1         17,200      17,317,476
    6.40%, 08/30/00...............................      Baa1         21,700      21,705,425
  MCN Investment Corp.,
    6.30%, 04/02/11...............................      Baa2          8,250       8,194,725
  Merrill Lynch, Pierce, Fenner & Smith, Inc.,
    6.875%, 11/15/18..............................      Aa3          16,900      17,519,385
  Morgan Stanley Dean Witter & Co., M.T.N.,
    5.89%, 03/20/00...............................       A1          20,000      20,140,800
    6.09%, 03/09/11...............................       A1          21,000      21,280,350
  PaineWebber Group, Inc.,
    7.015%, 02/10/04..............................      Baa1          6,000       6,288,840
    7.625%, 10/15/08..............................      Baa1          5,000       5,387,250
  PT Alatief Freeport Financial Co., Sr. Notes,
    (Netherlands),
    9.75%, 04/15/01 (b)/(c).......................      Ba2           8,950       6,444,000
  Salomon, Inc.,
    6.59%, 02/21/01...............................      Baa1          9,750       9,937,200
    6.75%, 02/15/03...............................      Baa1          5,000       5,137,450
    7.25%, 05/01/01...............................      Baa1          8,625       8,933,430
  Textron Financial Corp.,
    6.05%, 03/16/09...............................      Aaa          26,319      26,369,655
                                                                             --------------
                                                                                632,694,944
                                                                             --------------

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------

FOREST PRODUCTS -- 0.4%
  Fort James Corp.,
    6.234%, 03/15/11..............................      Baa3      $  17,500  $   17,664,675
                                                                             --------------
INDUSTRIAL -- 2.5%
  Compania Sud Americana de Vapores, S.A.,
    (Chile),
    7.375%, 12/08/03..............................      Baa           7,600       6,821,000
  Scotia Pacific Co.,
    7.11%, 01/20/14...............................       A3           7,900       7,518,904
    7.71%, 01/20/14...............................      Baa2         23,800      21,321,944
  Security Capital Group,
    6.95%, 06/15/05...............................      Baa1          4,500       4,297,500
  U.S. Filter Corp.,
    6.375%, 05/15/01..............................      Ba1          60,090      59,445,835
    6.50%, 05/15/03...............................      Ba1          20,000      19,481,800
                                                                             --------------
                                                                                118,886,983
                                                                             --------------
LODGING -- 0.9%
  ITT Corp.,
    6.25%, 11/15/00...............................      Ba1          23,703      22,867,232
    6.75%, 11/15/03...............................      Baa2         21,500      19,797,845
                                                                             --------------
                                                                                 42,665,077
                                                                             --------------
MEDIA -- 1.1%
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           6,425       6,704,680
  Time Warner, Inc.,
    6.10%, 12/30/01...............................      Ba1          27,650      27,926,500
    8.11%, 08/15/06...............................      Ba1           1,500       1,710,075
  Viacom, Inc.,
    7.75%, 06/01/05...............................      Ba2          13,775      14,943,533
                                                                             --------------
                                                                                 51,284,788
                                                                             --------------
MISCELLANEOUS -- 0.1%
  Tokai Pfd Capital,
    9.98%, 12/29/49...............................       A3           4,700       3,948,000
                                                                             --------------
OIL & GAS -- 0.3%
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Ba1           4,000       4,139,880
  Petro Canada,
    7.00%, 11/15/28...............................       A3          10,000       9,861,200
                                                                             --------------
                                                                                 14,001,080
                                                                             --------------
OIL & GAS SERVICES -- 3.7%
  KN Energy, Inc.,
    6.30%, 03/01/21...............................      Baa2         27,550      27,627,416
    6.45%, 11/30/01...............................      Baa2         18,000      18,009,000
  R&B Falcon Corp.
    6.50%, 04/15/03...............................      Ba1          44,350      40,283,992
    6.75%, 04/15/05...............................      Ba1          28,750      24,725,000
  Seagull Energy Co.,
    7.50%, 09/15/27...............................      Ba1           8,000       7,165,360
  Williams Companies, Inc.,
    5.95%, 02/15/10...............................      Baa2         59,000      59,064,900
                                                                             --------------
                                                                                176,875,668
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 3.5%
  Camden Prop Trst,
    7.23%, 10/30/00...............................      Baa2         22,000      22,052,800
  Colonial Realty,
    7.00%, 07/14/07...............................      Baa3          4,250       4,075,368

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
REAL ESTATE INVESTMENT TRUST (CONT'D.)
  EOP Operating, L.P.,
    6.50%, 06/15/04...............................      Baa1      $   6,000  $    5,900,400
    6.625%, 02/15/05..............................      Baa          17,938      17,583,366
  Equity Residential,
    6.15%, 09/15/00...............................       A3          45,000      44,703,000
  ERP Operating, L.P.,
    6.63%, 04/13/15...............................       A3          22,400      22,103,424
  Felcor Suite Hotels, Inc.,
    7.625%, 10/01/07..............................      Ba1           8,000       7,620,000
  Gables Realty Trust,
    6.80%, 03/15/05...............................      Baa2          7,500       7,157,175
  Simon Debartolo Group, Inc.,
    6.75%, 06/15/05...............................      Baa1         17,500      16,969,750
    6.75%, 07/15/04...............................      Baa1          8,000       7,897,520
    6.875%, 10/27/05..............................      Baa1         14,858      14,539,296
                                                                             --------------
                                                                                170,602,099
                                                                             --------------
RETAIL -- 4.3%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Ba1          41,030      44,227,468
    8.50%, 06/15/03...............................      Ba1          32,400      35,736,552
  Fred Meyer, Inc.,
    7.15%, 03/01/03...............................      Ba2          12,400      12,900,712
  Rite Aid Corp.,
    6.70%, 12/15/01...............................       A3           5,000       5,128,000
  Safeway Stores Inc.,
    5.75%, 11/15/00...............................      Baa2          6,000       6,012,000
    6.05%, 11/15/03...............................      Baa2         12,000      12,082,320
  Saks Inc.,
    7.25%, 12/01/04...............................      Baa3         20,900      20,974,195
    7.50%, 12/01/10...............................      Baa3         22,500      22,498,425
    8.25%, 11/15/08...............................      Baa3         30,900      32,754,000
  Sears Roebuk & Co.,
    6.50%, 12/01/28...............................       A2          16,000      15,704,480
                                                                             --------------
                                                                                208,018,152
                                                                             --------------
TECHNOLOGY -- 0.7%
  Time Warner Inc,
    6.625%, 05/15/29..............................      Baa3         33,000      33,576,180
                                                                             --------------
TELECOMMUNICATIONS -- 2.0%
  360 Communication Co.,
    7.125%, 03/01/03..............................      Ba2          22,550      23,863,538
    7.60%, 04/01/09...............................      Ba1           7,000       7,932,750
  Sprint Cap Corp.,
    5.70%, 11/15/03...............................      Baa1         11,000      11,039,270
    6.125%, 11/15/08..............................      Baa1         25,000      25,545,750
    6.875%, 11/15/28..............................      Baa1         24,500      25,462,850
                                                                             --------------
                                                                                 93,844,158
                                                                             --------------
TOBACCO -- 1.3%
  Philip Morris Cos., Inc.,
    6.15%, 03/15/10...............................       A2          40,000      40,332,000
  RJR Nabisco, Inc.,
    8.75%, 08/15/05...............................      Baa3          6,900       6,962,584
    9.25%, 08/15/13...............................      Baa3         13,571      13,953,159
                                                                             --------------
                                                                                 61,247,743
                                                                             --------------

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
UTILITIES -- 0.5%
  Commonwealth Edison Co.,
    7.375%, 01/15/04..............................      Baa3      $  14,000  $   14,930,300
  Niagara Mohawk Power,
    7.375%, 08/01/03..............................      Ba2          10,000      10,569,100
                                                                             --------------
                                                                                 25,499,400
                                                                             --------------
WASTE MANAGEMENT -- 0.2%
  USA Waste Service,
    6.125%, 07/15/01..............................      Baa3         10,000      10,062,000
                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 3.6%
  United States Treasury Bond,
    8.00%, 11/15/21...............................                   55,300      73,937,759
  United States Treasury Notes,
    4.75%, 11/15/08...............................                    8,600       8,667,166
    5.50%, 08/15/28...............................                   36,075      37,760,424
    5.75%, 08/15/03...............................                    3,900       4,072,458
    5.875%, 11/15/05..............................                    2,200       2,346,784
    6.375%, 08/15/27..............................                   27,000      31,032,990
    7.50%, 02/15/05...............................                      900       1,030,500
    7.875%, 11/15/04..............................                    3,000       3,475,770
  United States Treasury Strip,
    6.50%, 05/15/05...............................                   10,150      11,123,791
                                                                             --------------
                                                                                173,447,642
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $2,694,909,653)....................................................
                                                                              2,633,351,262
                                                                             --------------

COMMON STOCKS -- 38.7%                                           SHARES
                                                              -------------
AEROSPACE -- 0.6%
  Aeroquip-Vickers, Inc.....................................          4,400         131,725
  AlliedSignal, Inc.........................................         88,300       3,912,794
  Boeing Co.................................................        156,500       5,105,812
  GenCorp, Inc..............................................         98,400       2,453,850
  General Dynamics Corp.....................................         19,700       1,154,912
  Goodrich (B.F.) Co........................................         11,300         405,387
  Litton Industries, Inc.(b)................................         77,600       5,063,400
  Lockheed Martin Corp......................................         30,400       2,576,400
  Northrop Grumman Corp.....................................         10,500         767,812
  Parker-Hannifin Corp......................................         60,625       1,985,469
  Raytheon Co. (Class "B" Stock)............................         52,900       2,816,925
  United Technologies Corp..................................         36,500       3,969,375
                                                                             --------------
                                                                                 30,343,861
                                                                             --------------
AIRLINES -- 0.4%
  AMR Corp.(b)..............................................        183,600      10,901,250
  Delta Air Lines, Inc......................................         23,400       1,216,800
  Southwest Airlines Co.....................................         51,900       1,164,506
  US Airways Group, Inc.(b).................................        128,200       6,666,400
                                                                             --------------
                                                                                 19,948,956
                                                                             --------------
APPAREL -- 0.1%
  Fruit of the Loom, Inc. (Class "A" Stock)(b)..............         84,100       1,161,631
  Nike, Inc. (Class "B" Stock)..............................         45,500       1,845,594
  Phillips-Van Heusen Corp..................................         94,700         680,656
  Reebok International Ltd..................................          8,800         130,900
                                                                             --------------
                                                                                  3,818,781
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
AUTOS - CARS & TRUCKS -- 1.0%
  Cummins Engine Co., Inc...................................          6,000  $      213,000
  DaimlerChrysler AG........................................         80,071       7,691,820
  Dana Corp.................................................         25,600       1,046,400
  Ford Motor Co.............................................        281,900      16,544,006
  General Motors Corp.......................................        213,000      15,242,813
  Genuine Parts Co..........................................         28,000         936,250
  Johnson Controls, Inc.....................................         13,200         778,800
  MascoTech, Inc............................................         94,400       1,616,600
  Midas, Inc................................................         22,100         687,862
  Navistar International Corp.(b)...........................         11,300         322,050
  PACCAR, Inc...............................................         12,200         501,725
  Titan International, Inc..................................        101,250         961,875
  TRW, Inc..................................................         19,300       1,084,419
                                                                             --------------
                                                                                 47,627,620
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 2.2%
  Banc One Corp.............................................        183,772       9,383,858
  Bank of New York Co., Inc.................................        118,000       4,749,500
  BankAmerica Corp..........................................        271,761      16,339,630
  BankBoston Corp...........................................         45,600       1,775,550
  Bankers Trust Corp........................................         15,300       1,307,194
  BB&T Corp.................................................         44,600       1,797,937
  Chase Manhattan Corp......................................        133,600       9,093,150
  Comerica, Inc.............................................         24,700       1,684,231
  First Union Corp..........................................        151,500       9,213,094
  Fleet Financial Group, Inc................................         87,000       3,887,812
  Golden West Financial Corp................................          8,900         816,019
  Huntington Bancshares, Inc................................         33,000         992,062
  KeyCorp...................................................         68,800       2,201,600
  Mellon Bank Corp..........................................         39,900       2,743,125
  Mercantile Bancorporation, Inc............................         22,700       1,047,037
  Morgan (J.P.) & Co., Inc..................................         27,800       2,920,737
  National City Corp........................................         51,400       3,726,500
  Northern Trust Corp.......................................         17,500       1,527,969
  PNC Bank Corp.............................................         47,800       2,587,175
  Providian Financial Corp..................................         22,350       1,676,250
  Regions Financial Corp....................................         30,000       1,209,375
  Republic New York Corp....................................         17,100         779,119
  Summit Bancorp............................................         27,600       1,205,775
  Suntrust Banks, Inc.......................................         33,000       2,524,500
  Synovus Financial Corp....................................         41,150       1,003,031
  U.S. Bancorp..............................................        115,300       4,093,150
  Union Planters Corp.......................................         17,000         770,312
  Wachovia Corp.............................................         32,300       2,824,231
  Wells Fargo & Co..........................................        251,300      10,036,294
                                                                             --------------
                                                                                103,916,217
                                                                             --------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc..............................................         23,500         803,406
  Omnicom Group, Inc........................................         25,400       1,473,200
                                                                             --------------
                                                                                  2,276,606
                                                                             --------------

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
BUSINESS SERVICES (CONT'D.)
(CONT'D.)
CHEMICALS -- 0.7%
  Air Products & Chemicals, Inc.............................         36,900  $    1,476,000
  Dow Chemical Co...........................................         35,500       3,228,281
  Du Pont (E.I.) de Nemours & Co............................        177,200       9,402,675
  Eastman Chemical Co.......................................         12,300         550,425
  Engelhard Corp............................................         22,600         440,700
  Ferro Corp................................................        134,900       3,507,400
  FMC Corp.(b)..............................................          5,400         302,400
  Grace (W.R.) & Co.........................................         11,600         181,975
  Great Lakes Chemical Corp.................................          9,400         376,000
  Hercules, Inc.............................................         15,100         413,362
  Millennium Chemicals, Inc.(b).............................        146,527       2,912,224
  Monsanto Co...............................................         92,900       4,412,750
  Morton International, Inc.................................         20,400         499,800
  Nalco Chemical Co.........................................         10,400         322,400
  OM Group, Inc.............................................         63,300       2,310,450
  Praxair, Inc..............................................         24,700         870,675
  Raychem Corp..............................................         13,300         429,756
  Rohm & Haas Co............................................         28,800         867,600
  Sigma-Aldrich Corp........................................         15,700         461,187
  Union Carbide Corp........................................         19,300         820,250
                                                                             --------------
                                                                                 33,786,310
                                                                             --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp.(b)..........................................        129,900       2,476,219
  Deluxe Corp...............................................         12,700         464,344
  Moore Corp. Ltd...........................................         13,900         152,900
                                                                             --------------
                                                                                  3,093,463
                                                                             --------------
COMPUTER SERVICES -- 2.4%
  3Com Corp.(b).............................................         55,500       2,487,094
  Adobe Systems, Inc........................................         10,800         504,900
  America Online, Inc.(b)...................................         10,500       1,680,000
  Autodesk, Inc.............................................          7,300         311,619
  Automatic Data Processing, Inc............................         46,800       3,752,775
  BMC Software, Inc.(b).....................................         31,000       1,381,437
  Cabletron Systems, Inc.(b)................................         24,800         207,700
  Ceridian Corp.(b).........................................         11,300         788,881
  Cisco Systems, Inc.(b)....................................        241,100      22,377,094
  Computer Associates International, Inc....................         85,500       3,644,437
  Computer Sciences Corp.(b)................................         24,400       1,572,275
  Electronic Data Systems Corp..............................         76,000       3,819,000
  EMC Corp.(b)..............................................         77,700       6,604,500
  First Data Corp...........................................         67,000       2,123,062
  Microsoft Corp.(b)........................................        383,300      53,158,919
  Novell, Inc.(b)...........................................         55,000         996,875
  Oracle Corp.(b)...........................................        154,100       6,645,562
  Parametric Technology Corp.(b)............................         40,200         658,275
  Peoplesoft, Inc...........................................         30,000         568,125
  Silicon Graphics, Inc.(b).................................         29,400         378,525
  Unisys Corp...............................................         39,100       1,346,506
                                                                             --------------
                                                                                115,007,561
                                                                             --------------
COMPUTERS -- 1.5%
  Apple Computer, Inc.(b)...................................         20,800         851,500
  Compaq Computer Corp......................................        258,789      10,852,964
  Data General Corp.(b).....................................          7,600         124,925
  Dell Computer Corp.(b)....................................        196,300      14,366,706
  Gateway 2000, Inc.(b).....................................         24,300       1,243,856
  Hewlett-Packard Co........................................        162,900      11,128,106
  International Business Machines Corp......................        144,700      26,733,325
  Seagate Technology, Inc.(b)...............................         37,900       1,146,475
  Sun Microsystems, Inc.(b).................................         59,100       5,060,437
                                                                             --------------
                                                                                 71,508,294
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
COMPUTERS (CONT'D.)
(CONT'D.)
CONSTRUCTION -- 0.2%
  Centex Corp...............................................          9,300  $      419,081
  Fluor Corp................................................         13,100         557,569
  Foster Wheeler Corp.......................................          6,400          84,400
  Oakwood Homes Corp........................................        139,300       2,115,619
  Pulte Corp................................................          6,600         183,562
  Standard Pacific Corp.....................................        154,000       2,175,250
  Webb (Del E.) Corp........................................        140,300       3,867,019
                                                                             --------------
                                                                                  9,402,500
                                                                             --------------
CONTAINERS -- 0.1%
  Ball Corp.................................................          4,700         215,025
  Bemis Co., Inc............................................          8,300         314,881
  Crown Cork & Seal Co., Inc................................         20,100         619,331
  Owens-Illinois, Inc.(b)...................................         81,500       2,495,937
  Sealed Air Corp...........................................         12,900         658,706
                                                                             --------------
                                                                                  4,303,880
                                                                             --------------
COSMETICS & SOAPS -- 0.7%
  Alberto Culver Co. (Class "B" Stock)......................          8,900         237,519
  Avon Products, Inc........................................         41,400       1,831,950
  Colgate-Palmolive Co......................................         46,300       4,300,112
  Gillette Co...............................................        175,400       8,474,012
  International Flavors & Fragrances, Inc...................         17,100         755,606
  Procter & Gamble Co.......................................        210,200      19,193,887
                                                                             --------------
                                                                                 34,793,086
                                                                             --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.1%
  Eastman Kodak Co..........................................         86,800       6,249,600
                                                                             --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.2%
  Avery Dennison Corp.......................................         17,300         779,581
  Pitney Bowes, Inc.........................................         42,800       2,827,475
  Xerox Corp................................................         51,000       6,018,000
                                                                             --------------
                                                                                  9,625,056
                                                                             --------------
DIVERSIFIED OPERATIONS -- 1.1%
  Fortune Brands, Inc.......................................         26,900         850,712
  General Electric Capital Corp.............................        504,700      51,510,944
                                                                             --------------
                                                                                 52,361,656
                                                                             --------------
DRUGS AND MEDICAL SUPPLIES -- 3.8%
  Abbott Laboratories.......................................        239,600      11,740,400
  Allergan, Inc.............................................         10,200         660,450
  ALZA Corp.(b).............................................         13,400         700,150
  American Home Products Corp...............................        203,500      11,459,594
  Amgen, Inc.(b)............................................         41,200       4,307,975
  Bard (C.R.), Inc..........................................          8,900         440,550
  Bausch & Lomb, Inc........................................          8,700         522,000
  Baxter International, Inc.................................         43,900       2,823,319
  Becton, Dickinson & Co....................................         38,200       1,630,662
  Biomet, Inc...............................................         17,500         704,375
  Boston Scientific Corp.(b)................................         61,000       1,635,562
  Bristol-Myers Squibb Co...................................        154,300      20,647,269
  Cardinal Health, Inc......................................         29,700       2,253,487
  Guidant Corp..............................................         23,600       2,601,900
  Johnson & Johnson.........................................        210,600      17,664,075
  Lilly (Eli) & Co..........................................        171,700      15,259,837
  Mallinckrodt, Inc.........................................         11,400         351,262
  Medtronic, Inc............................................         73,400       5,449,950
  Merck & Co., Inc..........................................        184,800      27,292,650
  Pfizer, Inc.,.............................................        204,200      25,614,337
  Pharmacia & Upjohn, Inc...................................         79,500       4,501,687
  Schering-Plough Corp......................................        229,400      12,674,350
  St. Jude Medical, Inc.(b).................................         14,400         398,700
  Warner-Lambert Co.........................................        127,900       9,616,481
                                                                             --------------
                                                                                180,951,022
                                                                             --------------

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
ELECTRONICS -- 1.3%
  Advanced Micro Devices, Inc.(b)...........................         22,200  $      642,412
  AMP Inc...................................................         34,500       1,796,156
  Applied Materials, Inc.(b)................................         57,300       2,445,994
  Belden, Inc...............................................         67,100       1,421,681
  EG&G, Inc.................................................          7,100         197,469
  Emerson Electric Co.......................................         69,400       4,341,837
  Grainger (W.W.), Inc......................................         15,600         649,350
  Harris Corp...............................................         12,500         457,812
  Honeywell, Inc............................................         19,900       1,498,719
  Intel Corp................................................        260,600      30,897,387
  KLA-Tencor Corp.(b).......................................         13,200         572,550
  LSI Logic Corp.(b)........................................         22,200         357,975
  Micron Technology, Inc....................................         33,100       1,673,619
  Motorola, Inc.............................................         93,500       5,709,344
  Perkin-Elmer Corp.........................................          7,600         741,475
  Rockwell International Corp...............................         31,500       1,529,719
  Solectron Corp............................................          5,000         464,687
  Tektronix, Inc............................................          7,900         237,494
  Texas Instruments, Inc....................................         61,100       5,227,869
  Thomas & Betts Corp.......................................          8,600         372,487
                                                                             --------------
                                                                                 61,236,036
                                                                             --------------
ENGINEERING & CONSTRUCTION
  Giant Cement Holdings, Inc.(b)............................         58,100       1,437,975
                                                                             --------------
ENVIRONMENTAL SERVICES
  Browning-Ferris Industries, Inc...........................         28,800         819,000
                                                                             --------------
EXPLORATION & PRODUCTION
  Apex Silver Mines Ltd.....................................         82,200         678,150
                                                                             --------------
FINANCIAL SERVICES -- 2.2%
  American Express Co.......................................         70,800       7,239,300
  Associates First Capital Corp.............................        108,544       4,599,552
  Bear Stearns Companies, Inc...............................         16,500         616,687
  Block (H.R.), Inc.........................................         16,400         738,000
  Capital One Financial Corp................................          9,600       1,104,000
  Citigroup, Inc............................................        407,500      20,171,250
  Countrywide Credit Industries, Inc........................         17,000         853,187
  Dun & Bradstreet Corp.....................................         26,700         842,719
  Federal Home Loan Mortgage Corp...........................        105,700       6,811,044
  Federal National Mortgage Assoc...........................        161,900      11,980,600
  Fifth Third Bancorp.......................................         39,500       2,816,844
  Franklin Resource, Inc....................................         39,600       1,267,200
  Household International, Inc..............................         75,752       3,001,673
  Lehman Brothers Holdings, Inc.............................        189,600       8,354,250
  MBNA Corp.................................................        117,750       2,936,391
  Merrill Lynch & Co., Inc..................................        112,300       7,496,025
  Morgan Stanley Dean Witter & Co...........................        146,790      10,422,090
  Paychex, Inc..............................................         23,000       1,183,062
  Schwab (Charles) Corp.(b).................................         62,400       3,506,100
  SLM Holding Corp..........................................         25,000       1,200,000
  State Street Corp.........................................         25,200       1,752,975
  Sunamerica, Inc...........................................         30,600       2,482,425
  Transamerica Corp.........................................          9,800       1,131,900
  Washington Mutual, Inc....................................         89,178       3,405,485
                                                                             --------------
                                                                                105,912,759
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
FINANCIAL SERVICES (CONT'D.)
(CONT'D.)
FOOD & BEVERAGES -- 1.7%
  Anheuser-Busch Companies, Inc.............................         76,700  $    5,033,437
  Archer-Daniels-Midland Co.................................         93,975       1,615,195
  Bestfoods.................................................         45,100       2,401,575
  Brown-Forman Corp. (Class "B" Stock)......................         10,800         817,425
  Campbell Soup Co..........................................         71,500       3,932,500
  Coca Cola Enterprises, Inc................................         60,000       2,145,000
  Coca-Cola Co..............................................        383,500      25,646,562
  ConAgra, Inc..............................................         74,500       2,346,750
  Coors (Adolph) Co. (Class "B" Stock)......................          5,800         327,337
  General Mills, Inc........................................         24,800       1,928,200
  Heinz (H.J.) & Co.........................................         57,200       3,238,950
  Hershey Foods Corp........................................         22,400       1,393,000
  Kellogg Co................................................         64,400       2,197,650
  PepsiCo, Inc..............................................        235,600       9,644,875
  Pioneer Hi-Bred International, Inc........................         38,300       1,034,100
  Quaker Oats Co............................................         21,700       1,291,150
  Ralston-Ralston Purina Group..............................         50,400       1,631,700
  Sara Lee Corp.............................................        148,200       4,177,388
  Seagram Co., Ltd..........................................         55,800       2,120,400
  Sysco Corp................................................         53,300       1,462,419
  Whitman Corp..............................................        132,800       3,369,800
  Wrigley (William) Jr. Co..................................         18,200       1,630,037
                                                                             --------------
                                                                                 79,385,450
                                                                             --------------
FOREST PRODUCTS -- 0.6%
  Boise Cascade Corp........................................        152,000       4,712,000
  Champion International Corp...............................        109,700       4,442,850
  Fort James Corp...........................................         32,700       1,308,000
  Georgia-Pacific Corp......................................         14,500         849,156
  International Paper Co....................................         47,300       2,119,631
  Louisiana-Pacific Corp....................................        189,700       3,473,881
  Mead Corp.................................................        111,300       3,262,481
  Potlatch Corp.............................................          4,500         165,937
  Temple-Inland, Inc........................................          8,900         527,881
  Union Camp Corp...........................................         10,900         735,750
  Westvaco Corp.............................................         16,000         429,000
  Weyerhaeuser Co...........................................         31,300       1,590,431
  Willamette Industries, Inc................................         86,500       2,897,750
                                                                             --------------
                                                                                 26,514,748
                                                                             --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group.....................................         13,000         750,750
  Consolidated Natural Gas Co...............................         15,000         810,000
  Peoples Energy Corp.......................................          5,500         219,312
  Sempra Energy.............................................         33,699         855,112
  Sonat, Inc................................................         17,200         465,475
  Williams Companies, Inc...................................         64,400       2,008,475
                                                                             --------------
                                                                                  5,109,124
                                                                             --------------
HOSPITALS/ HEALTHCARE -- 0.3%
  Columbia/HCA Healthcare Corp..............................        301,900       7,472,025
  HBO & Co..................................................         69,000       1,979,437
  Healthsouth Corp.(b)......................................         63,600         981,825
  Humana, Inc.(b)...........................................         25,700         457,781
  IMS Health, Inc...........................................         25,400       1,916,112
  Manor Care, Inc...........................................         12,000         352,500
  Service Corp. International...............................         39,400       1,499,662
  Shared Medical Systems Corp...............................          4,100         204,487
  Tenet Healthcare Corp.(b).................................         48,000       1,260,000
                                                                             --------------
                                                                                 16,123,829
                                                                             --------------

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
HOSPITALS/ HEALTHCARE (CONT'D.)
(CONT'D.)
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.2%
  Clorox Co.................................................         16,200  $    1,892,362
  Kimberly-Clark Corp.......................................         87,000       4,741,500
  Leggett & Platt, Inc......................................        114,700       2,523,400
                                                                             --------------
                                                                                  9,157,262
                                                                             --------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries, Inc...........................          6,400         386,000
  Fleetwood Enterprises, Inc................................          5,700         198,075
  Hanson, PLC, ADR, (United Kingdom)........................        309,562      12,072,918
  Kaufman & Broad Home Corp.................................          6,100         175,375
  Lowe's Companies, Inc.....................................         54,800       2,805,075
  Masco Corp................................................         51,800       1,489,250
  Maytag Corp...............................................         14,900         927,525
  Owens Corning.............................................        106,900       3,788,269
  Stanley Works.............................................         14,000         388,500
  Tupperware Corp...........................................          9,600         157,800
  Whirlpool Corp............................................         11,700         647,887
                                                                             --------------
                                                                                 23,036,674
                                                                             --------------
INSURANCE -- 1.5%
  Aetna, Inc................................................         23,300       1,831,962
  Allstate Corp.............................................        131,300       5,071,462
  American General Corp.....................................         39,700       3,096,600
  American International Group, Inc.........................        163,500      15,798,187
  Aon Corp..................................................         26,300       1,456,362
  Berkley (W.R.) Corp.......................................         42,400       1,444,250
  Berkshire Hathaway, Inc. (Class "B" Stock)................            452       1,061,025
  Chubb Corp................................................         26,700       1,732,162
  CIGNA Corp................................................         34,800       2,690,475
  Cincinnati Financial Corp.................................         25,800         944,925
  Conseco, Inc..............................................         49,021       1,498,204
  Financial Security Assurance Holdings Ltd.................         34,000       1,844,500
  Hartford Financial Services Group, Inc....................         37,000       2,030,375
  Jefferson-Pilot Corp......................................         16,600       1,245,000
  Lincoln National Corp.....................................         16,000       1,309,000
  Loews Corp................................................         47,000       4,617,750
  Marsh & McLennan Companies, Inc...........................         39,900       2,331,656
  MBIA, Inc.................................................         15,300       1,003,106
  MGIC Investment Corp......................................         17,900         712,644
  Progressive Corp..........................................         11,300       1,913,938
  Provident Companies, Inc..................................         70,400       2,921,600
  Reinsurance Group of America, Inc.........................        115,550       8,088,500
  SAFECO Corp...............................................         22,100         948,919
  St. Paul Companies, Inc...................................         36,200       1,257,950
  TIG Holdings, Inc.........................................         85,500       1,330,594
  Torchmark Corp............................................         21,900         773,329
  Trenwick Group, Inc.......................................         64,850       2,115,731
  United Healthcare Corp....................................         29,500       1,270,344
  UNUM Corp.................................................         21,700       1,266,737
                                                                             --------------
                                                                                 73,607,287
                                                                             --------------
INTRUMENTS-CONTROLS
  Flowserve Corp............................................         39,486         653,987
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
INTRUMENTS-CONTROLS (CONT'D.)
(CONT'D.)
LEISURE -- 0.3%
  Brunswick Corp............................................         15,600  $      386,100
  Carnival Corp. (Class "A" Stock)..........................         78,500       3,768,000
  Disney (Walt) Co..........................................        317,100       9,513,000
  Harrah's Entertainment, Inc.(b)...........................         15,800         247,862
  Hilton Hotels Corp........................................         39,200         749,700
  King World Productions, Inc...............................         11,500         338,531
  Marriott International, Inc. (Class "A" Stock)............         40,000       1,160,000
  Mirage Resorts, Inc.(b)...................................         28,100         419,744
                                                                             --------------
                                                                                 16,582,937
                                                                             --------------
MACHINERY -- 0.3%
  Briggs & Stratton Corp....................................          3,900         194,513
  Case Corp.................................................         98,800       2,155,075
  Caterpillar, Inc..........................................         58,300       2,681,800
  Cooper Industries, Inc....................................         19,000         906,063
  Deere & Co................................................         39,100       1,295,188
  Dover Corp................................................         34,800       1,274,550
  DT Industries, Inc........................................         35,800         563,850
  Eaton Corp................................................         11,200         791,700
  Global Industrial Technologies, Inc.(b)...................         61,400         656,213
  Harnischfeger Industries, Inc.............................          7,500          76,406
  Ingersoll-Rand Co.........................................         25,900       1,215,681
  Milacron, Inc.............................................          6,300         121,275
  Paxar Corp................................................        229,925       2,054,955
  Snap-On, Inc..............................................          9,500         330,719
  Timken Co.................................................          9,900         186,863
                                                                             --------------
                                                                                 14,504,851
                                                                             --------------
MANUFACTURING -- 0.3%
  Hussmann International, Inc...............................         66,400       1,286,500
  Illinois Tool Works, Inc..................................         39,100       2,267,800
  Smith (A.O.) Corp.,.......................................        105,450       2,590,116
  Tyco International Ltd....................................         98,651       7,441,985
                                                                             --------------
                                                                                 13,586,401
                                                                             --------------
MEDIA -- 1.3%
  CBS Corp.(b)..............................................        304,000       9,956,000
  Central Newspapers, Inc.(Class "A" Stock).................         50,000       3,571,875
  Clear Channel Communications, Inc.(b).....................         38,600       2,103,700
  Comcast Corp. (Special Class "A" Stock)...................         56,700       3,327,581
  Donnelley (R.R.) & Sons Co................................         22,800         998,925
  Dow Jones & Co., Inc......................................         15,100         726,688
  Gannett Co., Inc..........................................         44,400       2,938,725
  Houghton Mifflin Co.......................................         58,700       2,773,576
  Interpublic Group of Companies, Inc.......................         19,700       1,571,075
  Knight-Ridder, Inc........................................         70,600       3,609,425
  Lee Enterprises, Inc......................................         50,900       1,603,350
  McGraw-Hill, Inc..........................................         15,500       1,579,063
  Mediaone Group, Inc.......................................         95,100       4,469,700
  Meredith Corp.............................................          8,300         314,363
  New York Times Co. (Class "A" Stock)......................         30,000       1,040,625
  Tele-Communications, Inc. (Series "A" Stock)(b)...........         79,400       4,391,813
  Time Warner, Inc..........................................        183,000      11,357,438
  Times Mirror Co. (Class "A" Stock)........................         13,900         778,400
  Tribune Co................................................         19,300       1,273,800
  Viacom, Inc. (Class "B" Stock)(b).........................         55,300       4,092,200
                                                                             --------------
                                                                                 62,478,322
                                                                             --------------

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
MEDIA (CONT'D.)
(CONT'D.)
METALS-FERROUS -- 0.3%
  AK Steel Holding Corp.....................................        213,400  $    5,014,900
  Allegheny Teledyne, Inc...................................         30,700         627,431
  Bethlehem Steel Corp.(b)..................................        241,500       2,022,563
  LTV Corp..................................................        204,900       1,190,981
  Material Sciences Corp.(b)................................         96,900         823,650
  National Steel Corp. (Class "B" Stock)(b).................         42,200         300,675
  Nucor Corp................................................         13,800         596,850
  USX-U.S. Steel Group, Inc.................................         80,900       1,860,700
  Worthington Industries, Inc...............................         15,200         190,000
                                                                             --------------
                                                                                 12,627,750
                                                                             --------------
METALS-NON FERROUS -- 0.3%
  Alcan Aluminum Ltd........................................         35,600         963,425
  Aluminum Company of America...............................        184,300      13,741,869
  Cyprus Amax Minerals Co...................................         14,600         146,000
  Inco Ltd..................................................         26,200         276,738
  Reynolds Metals Co........................................         11,600         611,175
                                                                             --------------
                                                                                 15,739,207
                                                                             --------------
MINERAL RESOURCES
  ASARCO, Inc...............................................          6,300          94,894
  Burlington Resources, Inc.................................         27,600         988,425
  Homestake Mining Co.......................................         33,100         304,106
  Phelps Dodge Corp.........................................          9,200         468,050
                                                                             --------------
                                                                                  1,855,475
                                                                             --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.4%
  AES Corp..................................................         24,000       1,137,000
  Coltec Industries, Inc....................................         43,700         852,150
  Crane Co..................................................         10,800         326,025
  Danaher Corp..............................................         14,000         760,375
  Donaldson Co., Inc........................................        109,200       2,265,900
  Ecolab, Inc...............................................         20,200         730,988
  IDEX Corp.................................................         60,100       1,472,450
  ITT Industries, Inc.......................................         18,500         735,375
  Laidlaw, Inc..............................................         51,500         518,219
  Mark IV Industries, Inc...................................         86,542       1,125,046
  Millipore Corp............................................          6,800         193,375
  NACCO Industries, Inc. (Class "A" Stock)..................          1,300         119,600
  Pall Corp.................................................         19,500         493,594
  PPG Industries, Inc.......................................         27,900       1,625,175
  Textron, Inc..............................................         25,700       1,951,594
  Thermo Electron Corp.(b)..................................         24,900         421,744
  Trinity Industries, Inc...................................         52,200       2,009,700
  York International Corp...................................         27,000       1,101,938
                                                                             --------------
                                                                                 17,840,248
                                                                             --------------
MISCELLANEOUS - CONSUMER GROWTH/STAPLE -- 0.4%
  American Greetings Corp. (Class "A" Stock)................         11,400         468,113
  Black & Decker Corp.......................................         14,900         835,331
  Corning, Inc..............................................         36,200       1,629,000
  Jostens, Inc..............................................          6,100         159,744
  Minnesota Mining & Manufacturing Co.......................         64,000       4,552,000
  Polaroid Corp.............................................          7,000         130,813
  Rubbermaid, Inc...........................................         23,500         738,781
  Unilever N.V., ADR, (United Kingdom)......................        100,300       8,318,631
                                                                             --------------
                                                                                 16,832,413
                                                                             --------------
MISCELLANEOUS - INDUSTRIAL
  Tenneco, Inc..............................................         26,700         909,469
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
MISCELLANEOUS - INDUSTRIAL (CONT'D.)
(CONT'D.)
OIL & GAS -- 2.0%
  Amerada Hess Corp.........................................         14,400  $      716,400
  Amoco Corp................................................        149,000       8,995,875
  Anadarko Petroleum Corp...................................         18,800         580,450
  Ashland, Inc..............................................         11,800         570,825
  Atlantic Richfield Co.....................................         50,200       3,275,550
  Basin Exploration, Inc.(b)................................         17,400         218,588
  Cabot Oil & Gas Corp. (Class "A" Stock)...................         88,600       1,329,000
  Chevron Corp..............................................        102,900       8,534,269
  Coastal Corp..............................................         33,200       1,159,925
  Eastern Enterprises.......................................          3,200         140,000
  Enron Oil & Gas Co........................................         48,400         834,900
  Exxon Corp................................................        380,300      27,809,438
  Kerr-McGee Corp...........................................          7,500         286,875
  Mobil Corp................................................        122,800      10,698,950
  Murphy Oil Corp...........................................         27,600       1,138,500
  NICOR, Inc................................................          7,600         321,100
  Noble Affiliates, Inc.....................................         50,900       1,253,413
  Phillips Petroleum Co.....................................         41,200       1,756,150
  Pioneer Natural Resources Co..............................        334,644       2,928,135
  Royal Dutch Petroleum Co..................................        335,800      16,076,426
  Seagull Energy Corp.(b)...................................         63,700         402,106
  Sunoco, Inc...............................................         14,800         533,725
  Texaco, Inc...............................................         85,800       4,536,675
  Union Pacific Resources Group, Inc........................         39,800         360,688
  Unocal Corp...............................................         38,600       1,126,638
  USX-Marathon Group........................................         45,200       1,361,650
  Western Gas Resources, Inc................................        103,000         592,250
                                                                             --------------
                                                                                 97,538,501
                                                                             --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.2%
  Elf Aquitaine SA, ADR, (France)...........................        124,800       7,066,800
  Occidental Petroleum Corp.................................         53,100         896,063
  Oryx Energy Co.(b)........................................        140,000       1,881,250
                                                                             --------------
                                                                                  9,844,113
                                                                             --------------
OIL & GAS SERVICES -- 0.5%
  Apache Corp...............................................         15,000         379,688
  Baker Hughes, Inc.........................................         49,450         874,647
  Enron Corp................................................         51,400       2,933,013
  Halliburton Co............................................         68,500       2,029,313
  Helmerich & Payne, Inc....................................          7,900         153,063
  J. Ray McDermott, SA......................................        163,800       4,002,864
  McDermott International, Inc..............................        431,600      10,655,125
  ONEOK, Inc................................................          4,900         177,013
  Rowan Companies, Inc.(b)..................................         13,600         136,000
  Schlumberger Ltd..........................................         83,000       3,828,375
  Wolverine Tube, Inc.(b)...................................         37,000         777,000
                                                                             --------------
                                                                                 25,946,101
                                                                             --------------
PRECIOUS METALS -- 0.1%
  Barrick Gold Corp.........................................         58,500       1,140,750
  Battle Mountain Gold Co...................................         36,000         148,500
  Freeport-McMoRan Copper & Gold, Inc. (Class "B")..........         30,300         316,256
  Newmont Mining Corp.......................................         24,500         442,531
  Placer Dome, Inc..........................................         38,700         445,050
                                                                             --------------
                                                                                  2,493,087
                                                                             --------------
RAILROADS -- 0.2%
  Burlington Northern Santa Fe Corp.........................         73,500       2,480,625
  CSX Corp..................................................         34,200       1,419,300
  Norfolk Southern Corp.....................................         59,100       1,872,731
  Union Pacific Corp........................................         38,700       1,743,919
                                                                             --------------
                                                                                  7,516,575
                                                                             --------------
(CONT'D.)
REAL ESTATE DEVELOPMENT -- 0.3%
  Crescent Operating, Inc...................................         17,060  $       81,035
  Crescent Real Estate Equities Co..........................        336,700       7,744,100
  Equity Residential Properties Trust.......................         14,400         582,300
  Vornado Operating, Inc.(b)................................          4,920          39,668
  Vornado Realty Trust(b)...................................        185,200       6,250,500
                                                                             --------------
                                                                                 14,697,603
                                                                             --------------

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc...................................         18,200         327,600
  McDonald's Corp...........................................        107,900       8,267,838
  Tricon Global Restaurants, Inc.(b)........................         23,800       1,192,975
  Wendy's International, Inc................................         20,700         451,519
                                                                             --------------
                                                                                 10,239,932
                                                                             --------------
RETAIL -- 2.6%
  Albertson's, Inc..........................................         38,500       2,451,969
  American Stores Co........................................         42,800       1,580,925
  AutoZone, Inc.(b).........................................         23,800         783,913
  Bombay Company, Inc.(b)...................................        139,200         774,300
  Charming Shoppes, Inc.(b).................................        811,300       3,498,731
  Circuit City Stores, Inc..................................         15,500         774,031
  Consolidated Stores Corp..................................         16,900         341,169
  Costco Companies, Inc.(b).................................         33,600       2,425,500
  CVS Corp..................................................         59,800       3,289,000
  Dayton-Hudson Corp........................................         68,500       3,716,125
  Designs, Inc.(b)..........................................         51,900         100,556
  Dillard's, Inc............................................         49,100       1,393,213
  Dollar General Corporation................................         22,500         531,563
  Federated Department Stores, Inc.(b)......................         32,900       1,433,206
  Fred Meyer, Inc...........................................         21,000       1,265,250
  Great Atlantic & Pacific Tea Co., Inc.....................          6,000         177,750
  Harcourt General, Inc.....................................         11,100         590,381
  Home Depot, Inc...........................................        229,100      14,018,056
  IKON Office Solutions, Inc................................         21,100         180,669
  J.C. Penney Co., Inc......................................         39,100       1,832,813
  Jan Bell Marketing, Inc.(b)...............................         73,200         471,225
  Kmart Corp.(b)............................................        685,800      10,501,313
  Kohl's Corp.(b)...........................................         22,600       1,388,488
  Kroger Co.(b).............................................         39,923       2,415,342
  Liz Claiborne, Inc........................................         10,500         331,406
  Longs Drug Stores, Inc....................................          6,100         228,750
  May Department Stores Co..................................         36,200       2,185,575
  Newell Co.................................................         24,900       1,027,125
  Nordstrom, Inc............................................         28,200         978,188
  Pep Boys - Manny, Moe & Jack..............................          9,900         155,306
  Rite Aid Corp.............................................         40,400       2,002,325
  Safeway, Inc.,(b).........................................         71,000       4,326,563
  Sears, Roebuck & Co.......................................         61,400       2,609,500
  Sherwin-Williams Co.......................................         27,100         796,063
  Staples, Inc.(b)..........................................         43,000       1,878,563
  Supervalu, Inc............................................         18,800         526,400
  Tandy Corp................................................         16,200         667,238
  The Gap, Inc..............................................         93,000       5,231,250
  The Limited, Inc..........................................        247,100       7,196,788
  TJX Companies, Inc........................................         50,600       1,467,400
  Toys 'R' Us, Inc.(b)......................................        131,700       2,222,439
  Wal-Mart Stores, Inc......................................        347,700      28,315,819
  Walgreen Co...............................................         77,600       4,544,450
  Winn-Dixie Stores, Inc....................................         23,300       1,045,588
                                                                             --------------
                                                                                123,672,224
                                                                             --------------
RUBBER -- 0.1%
  Cooper Tire & Rubber Co...................................         12,300         251,381
  Goodyear Tire & Rubber Co.................................         63,600       3,207,825
                                                                             --------------
                                                                                  3,459,206
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
RUBBER (CONT'D.)
(CONT'D.)
SEMICONDUCTORS
  National Semiconductor Corp.(b)...........................         25,700  $      346,950
                                                                             --------------
TELECOMMUNICATIONS -- 3.5%
  Airtouch Communications, Inc.(b)..........................         88,400       6,375,850
  Alcatel Alsthom, ADR, (France)............................        124,900       3,052,244
  Alltel Corp...............................................         42,800       2,559,975
  Ameritech Corp............................................        171,400      10,862,476
  Andrew Corp.(b)...........................................         13,900         229,350
  Ascend Communications, Inc.(b)............................         30,200       1,985,650
  AT&T Corp.................................................        280,600      21,115,150
  Bell Atlantic Corp........................................        243,200      13,816,800
  BellSouth Corp............................................        305,200      15,221,850
  Deutsche Telekom AG, ADR, (Germany).......................         45,000       1,473,750
  Frontier Corp.............................................         25,700         873,800
  General Instrument Corp...................................         23,200         787,350
  GTE Corp..................................................        150,000      10,115,625
  Lucent Technologies, Inc..................................        205,400      22,594,000
  MCI Worldcom, Inc.........................................        280,414      20,119,705
  Nextel Communications, Inc. (Class "A" Stock)(b)..........         41,100         970,988
  Northern Telecom Ltd......................................        102,140       5,119,768
  SBC Communications, Inc...................................        302,100      16,200,113
  Scientific-Atlanta, Inc...................................         12,400         282,875
  Sprint Corp...............................................        112,950       6,717,269
  Tellabs, Inc.(b)..........................................         28,400       1,947,175
  US West, Inc..............................................         77,860       5,031,703
                                                                             --------------
                                                                                167,453,466
                                                                             --------------
TEXTILES
  National Service Industries, Inc..........................          6,700         254,600
  Pillowtex Corp.(b)........................................         18,530         495,678
  Russell Corp..............................................          5,700         115,781
  Springs Industries, Inc...................................          3,200         132,600
  Tultex Corp.(b)...........................................         88,300          77,263
  VF Corp...................................................         19,100         895,313
                                                                             --------------
                                                                                  1,971,235
                                                                             --------------
TOBACCO -- 0.7%
  Philip Morris Co., Inc....................................        479,600      25,658,600
  RJR Nabisco Holdings Corp.................................        303,500       9,010,157
  UST, Inc..................................................         28,900       1,007,888
                                                                             --------------
                                                                                 35,676,645
                                                                             --------------
TOYS
  Hasbro, Inc...............................................         20,800         751,400
  Mattel, Inc...............................................         45,551       1,039,132
                                                                             --------------
                                                                                  1,790,532
                                                                             --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp......................................         23,000       2,047,000
  Ryder System, Inc.........................................         12,000         312,000
  Yellow Corp.(b)...........................................         43,600         833,850
                                                                             --------------
                                                                                  3,192,850
                                                                             --------------
(CONT'D.)
UTILITY - ELECTRIC -- 0.8%
  Ameren Corp...............................................         21,500  $      917,781
  American Electric Power Co., Inc..........................         29,700       1,397,757
  Baltimore Gas & Electric Co...............................         23,100         713,213
  Carolina Power & Light Co.................................         23,500       1,105,969
  Central & South West Corp.................................         33,200         910,925
  CINergy Corp..............................................         24,700         849,063
  Consolidated Edison, Inc..................................         36,800       1,945,800
  Dominion Resources, Inc...................................         30,300       1,416,525
  DTE Energy Co.............................................         22,700         973,263
  Duke Energy Corp..........................................         56,400       3,613,125
  Edison International......................................         56,700       1,580,513
  Entergy Corp..............................................         38,200       1,188,975
  FirstEnergy Corp.(b)......................................         36,100       1,175,506
  FPL Group, Inc............................................         28,500       1,756,313
  GPU, Inc..................................................         19,900         879,331
  Houston Industries, Inc...................................         44,300       1,423,138
  New Century Energies, Inc.................................         15,000         731,250
  Niagara Mohawk Power Corp.(b).............................         22,600         364,425
  Northern States Power Co..................................         23,300         646,575
  Pacific Gas & Electric Co.................................         59,700       1,880,550
  PacifiCorp................................................         46,400         977,300
  PECO Energy Co............................................         34,900       1,452,713
  PP&L Resources, Inc.......................................         26,000         724,750
  Public Service Enterprise Group, Inc......................         36,300       1,452,000
  Southern Co...............................................        108,100       3,141,656
  Texas Utilities Co........................................         41,600       1,942,200
  Unicom Corp...............................................         33,900       1,307,269
                                                                             --------------
                                                                                 36,467,885
                                                                             --------------

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
WASTE MANAGEMENT -- 0.1%
  Waste Management, Inc.....................................        127,902       5,963,431
                                                                             --------------
TOTAL COMMON STOCKS
  (cost $1,566,786,221)....................................................
                                                                              1,853,914,159
                                                                             --------------
PREFERRED STOCKS -- 0.7%
FINANCIAL SERVICES -- 0.6%
  Central Hispano Capital Corp....................      1,225,900      31,289,903
                                                                   --------------
TELECOMMUNICATIONS -- 0.1%
  Telecomunicacoes Brasileiras S.A., ADR..........         55,900       4,063,231
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $36,876,618).............................................
                                                                       35,353,134
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,298,572,492)..........................................
                                                                    4,522,618,555
                                                                   --------------
                                                       MOODY'S
SHORT-TERM                                             RATING        PRINCIPAL
INVESTMENTS -- 5.0%                                  (UNAUDITED)    AMOUNT (000)
                                                    -------------  --------------
CERTIFICATES OF DEPOSIT-YANKEE
  Alltel Corp.,
    5.75%, 01/04/99...............................       NR       $   1,200       1,200,000
  Avery Dennison,
    5.00%, 01/04/99...............................       NR           1,174       1,174,000
                                                                             --------------
                                                                                  2,374,000
                                                                             --------------
COMMERCIAL PAPER -- 0.3%
  Barton Capital Corp,
    5.35%, 01/04/99...............................       P1           1,200       1,199,465
  Campbell Soup Company,
    4.80%, 01/04/99...............................       P1           1,270       1,269,492
  Countrywide Home Loan,
    5.40%, 01/04/99...............................       P1           1,200       1,199,460
  CXC Inc.,
    5.30%, 01/04/99...............................       P1           1,200       1,199,470
  Dover,
    5.30%, 01/04/99...............................       P1           1,200       1,199,470

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

SHORT-TERM                                            MOODY'S     PRINCIPAL
INVESTMENTS                                            RATING      AMOUNT        VALUE
(CONTINUED)                                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
COMMERCIAL PAPER (CONT'D.)
  Duke Capital Corp,
    5.05%, 01/04/99...............................       P1       $   1,200  $    1,199,495
  John Hancock Cap. Corp.,
    5.25%, 01/07/99...............................       P1           1,200       1,198,950
  Novartis Finance Corp.,
    5.25%, 01/04/99...............................       P1             912         911,601
  Pitney Bowes Credit Corp,
    5.10%, 01/04/99...............................       P1           1,206       1,205,488
  Reed Elsevier, Inc.,
    5.05%, 01/04/99...............................       P1           1,200       1,199,495
  SBC Communications,
    5.00%, 01/04/99...............................       P1           1,200       1,199,500
  Sonoco Products,
    5.35%, 01/04/99...............................       P1           1,000         999,554
  Triple-A One Plus Funding,,
    5.30%, 01/04/99...............................       P1             728         727,678
  Xerox Capital Corp,
    5.30%, 01/04/99...............................       P1           1,200       1,199,470
                                                                             --------------
                                                                                 15,908,588
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 2.3%
  Advanta Corp., M.T.N.,
    6.99%, 10/18/99...............................      Ba3          15,000      14,448,000
    7.25%, 08/16/99...............................      Ba2           3,000       2,976,150
  AT&T Capital Corp., M.T.N.,
    6.65%, 04/30/99...............................      Baa3         32,000      32,104,319
  Comdisco, Inc.,
    6.11%, 08/04/99...............................      Baa1         12,500      12,541,375
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    8.75%, 12/15/99...............................      Baa3          5,000       5,120,350
  Federal Express Corp.,
    10.05%, 06/15/99..............................      Baa3            500         510,090
  First Union Corp.,
    9.45%, 06/15/99...............................       A3           4,000       4,071,961
  Lehman Brothers Holdings, Inc.,
    6.71%, 10/12/99...............................      Baa1          6,000       6,049,020
  Okobank, (Finland),
    6.793%, 1/14/99...............................       A3          12,500      12,500,000
  SunAmerica, Inc.,
    6.20%, 10/31/99...............................      Baa1          9,000       9,068,850
  Tele-Communications, Inc.,
    6.375%, 09/15/99..............................      Ba1           8,000       8,056,240
                                                                             --------------
                                                                                107,446,355
                                                                             --------------

SHORT-TERM                                            MOODY'S     PRINCIPAL
INVESTMENTS                                            RATING      AMOUNT        VALUE
(CONTINUED)                                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
REPURCHASE AGREEMENT -- 2.3%
  Joint Repurchase Agreement Account,
    4.693%, 01/04/99 (Note 5).....................                $ 109,421  $  109,421,000
                                                                             --------------
U. S. GOVERNMENT OBLIGATION -- 0.1%
  United States Treasury Bills,
    4.32%, 03/18/99 (a)...........................                      100          99,088
    4.36%, 03/18/99 (a)...........................                    4,650       4,607,199
                                                                             --------------
                                                                                  4,706,287
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $197,485,955)......................................................
                                                                                239,856,230
                                                                             --------------
TOTAL INVESTMENTS -- 99.3%
  (cost $4,496,058,447; Note 6)............................................
                                                                              4,762,474,785
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (D).............................
                                                                                     85,990
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%..............................
                                                                                 33,398,995
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................
                                                                             $4,795,959,770
                                                                             --------------
                                                                             --------------

The following abbreviations are used in portfolio descriptions:
  AG    Aktiengesellschaft (German Stock Company)
  ADR   American Depository Receipt
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Security segregated as collateral for futures contracts.
(b)  Non-income producing security.
(c)  Issue in default.
(d)  Open futures contracts as of December 31, 1998 are as follows:

                                                         VALUE AT
NUMBER OF                     EXPIRATION   VALUE AT    DECEMBER 31,   APPRECIATION/
CONTRACTS        TYPE            DATE     TRADE DATE       1998       DEPRECIATION
Long Position:
   307     U.S. T-Bond          Mar 99    $39,190,000  $39,228,844     $   38,844
   148     S&P 500 Index        Mar 99    $43,681,225  $46,083,500     $2,402,275
   110     U.S. Treasury 5yr    Mar 99    $12,429,218  $12,467,812     $   38,594
                                                                      -------------
                                                                       $2,479,713
                                                                      -------------
                                                                      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                           FLEXIBLE MANAGED PORTFOLIO
DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 88.7%
                                                                       VALUE
COMMON STOCKS -- 52.8%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.0%
  Aeroquip-Vickers, Inc...........................          4,500  $      134,719
  AlliedSignal, Inc...............................         91,400       4,050,162
  Boeing Co.......................................        162,100       5,288,512
  GenCorp, Inc....................................        403,900      10,072,256
  General Dynamics Corp...........................         20,400       1,195,950
  Goodrich (B.F.) Co..............................         11,600         416,150
  Litton Industries, Inc. (a).....................        306,000      19,966,500
  Lockheed Martin Corp............................         31,500       2,669,625
  Northrop Grumman Corp...........................         10,800         789,750
  Raytheon Co. (Class "B" Stock)..................         55,000       2,928,750
  United Technologies Corp........................         37,700       4,099,875
                                                                   --------------
                                                                       51,612,249
                                                                   --------------
AIRLINES -- 1.2%
  AMR Corp. (a)...................................        646,300      38,374,062
  Delta Air Lines, Inc............................         24,200       1,258,400
  Southwest Airlines Co...........................         53,700       1,204,894
  US Airways Group, Inc. (a)......................        479,200      24,918,400
                                                                   --------------
                                                                       65,755,756
                                                                   --------------
APPAREL -- 0.1%
  Fruit of the Loom, Inc. (Class "A" Stock) (a)...        310,300       4,286,018
  Nike, Inc. (Class "B" Stock)....................         47,200       1,914,550
  Reebok International Ltd........................          9,100         135,362
                                                                   --------------
                                                                        6,335,930
                                                                   --------------
AUTOS - CARS & TRUCKS -- 2.2%
  Cummins Engine Co., Inc.........................          6,200         220,100
  DaimlerChrysler AG..............................        327,975      31,506,098
  Dana Corp.......................................         26,550       1,085,231
  Ford Motor Co...................................        478,700      28,093,707
  General Motors Corp.............................        553,900      39,638,469
  Genuine Parts Co................................         29,000         969,687
  Johnson Controls, Inc...........................         13,700         808,300
  MascoTech, Inc..................................        388,000       6,644,500
  Midas, Inc......................................         90,866       2,828,204
  Navistar International Corp. (a)................         11,700         333,450
  PACCAR, Inc.....................................         12,600         518,175
  Titan International, Inc........................        415,700       3,949,150
  TRW, Inc........................................         19,900       1,118,131
                                                                   --------------
                                                                      117,713,202
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 2.0%
  Banc One Corp...................................        190,264       9,715,355
  Bank of New York Co., Inc.......................        122,000       4,910,500
  BankAmerica Corp................................        281,141      16,903,603
  BankBoston Corp.................................         47,200       1,837,850
  Bankers Trust Corp..............................         15,900       1,358,456
  BB&T Corp.......................................         46,200       1,862,437
  Chase Manhattan Corp............................        136,700       9,304,144
  Comerica, Inc...................................         25,500       1,738,781
  First Union Corp................................        156,800       9,535,400
  Fleet Financial Group, Inc......................         90,000       4,021,875
  Golden West Financial Corp......................          9,200         843,525
  Huntington Bancshares, Inc......................         34,120       1,025,732
  KeyCorp.........................................         71,200       2,278,400
  Mellon Bank Corp................................         41,300       2,839,375
  Mercantile Bancorporation, Inc..................         23,800       1,097,775
  Morgan (J.P.) & Co., Inc........................         28,800       3,025,800
  National City Corp..............................         53,200       3,857,000
  Northern Trust Corp.............................         18,100       1,580,356
  PNC Bank Corp...................................         49,500       2,679,187

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Providian Financial Corp........................         23,100  $    1,732,500
  Regions Financial Corp..........................         32,000       1,290,000
  Republic New York Corp..........................         17,700         806,456
  Summit Bancorp..................................         28,500       1,245,094
  Suntrust Banks, Inc.............................         34,200       2,616,300
  Synovus Financial Corp..........................         42,500       1,035,937
  U.S. Bancorp....................................        119,400       4,238,700
  Union Planters Corp.............................         18,000         815,625
  Wachovia Corp...................................         33,400       2,920,412
  Wells Fargo & Co................................        259,400      10,359,787
                                                                   --------------
                                                                      107,476,362
                                                                   --------------
BUSINESS SERVICES
  Equifax, Inc....................................         24,400         834,175
  Omnicom Group, Inc..............................         27,300       1,583,400
                                                                   --------------
                                                                        2,417,575
                                                                   --------------
CHEMICALS -- 1.1%
  Air Products & Chemicals, Inc...................         38,100       1,524,000
  Dow Chemical Co.................................         36,800       3,346,500
  Du Pont (E.I.) de Nemours & Co..................        183,500       9,736,969
  Eastman Chemical Co.............................         12,700         568,325
  Engelhard Corp..................................         23,400         456,300
  Ferro Corp......................................        553,650      14,394,900
  FMC Corp. (a)...................................          5,600         313,600
  Grace (W.R.) & Co...............................         12,000         188,250
  Great Lakes Chemical Corp.......................          9,700         388,000
  Hercules, Inc...................................         15,700         429,787
  Millennium Chemicals, Inc. (a)..................        601,600      11,956,800
  Monsanto Co.....................................         96,200       4,569,500
  Morton International, Inc.......................         21,200         519,400
  Nalco Chemical Co...............................         10,800         334,800
  OM Group, Inc...................................        260,300       9,500,950
  Praxair, Inc....................................         25,600         902,400
  Raychem Corp....................................         13,800         445,912
  Rohm & Haas Co..................................         29,700         894,712
  Sigma-Aldrich Corp..............................         16,300         478,812
  Union Carbide Corp..............................         20,800         884,000
                                                                   --------------
                                                                       61,833,917
                                                                   --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp. (a)...............................        136,500       2,602,031
  Deluxe Corp.....................................         13,200         482,625
  Moore Corp. Ltd.................................         14,300         157,300
                                                                   --------------
                                                                        3,241,956
                                                                   --------------
COMPUTER SERVICES -- 2.2%
  3Com Corp. (a)..................................         57,500       2,576,719
  Adobe Systems, Inc..............................         11,200         523,600
  America Online, Inc. (a)........................         10,900       1,744,000
  Autodesk, Inc...................................          7,600         324,425
  Automatic Data Processing, Inc..................         48,500       3,889,094
  BMC Software, Inc. (a)..........................         32,600       1,452,737
  Cabletron Systems, Inc. (a).....................         25,600         214,400
  Ceridian Corp. (a)..............................         11,700         816,806
  Cisco Systems, Inc. (a).........................        248,500      23,063,906
  Computer Associates International, Inc..........         88,600       3,776,575
  Computer Sciences Corp. (a).....................         25,300       1,630,269
  Electronic Data Systems Corp....................         78,000       3,919,500
  EMC Corp. (a)...................................         80,400       6,834,000
  First Data Corp.................................         69,400       2,199,112
  Microsoft Corp. (a).............................        396,700      55,017,331
  Novell, Inc. (a)................................         56,900  $    1,031,312

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Oracle Corp. (a)................................        159,500       6,878,437
  Parametric Technology Corp. (a).................         43,200         707,400
  Peoplesoft, Inc.................................         30,000         568,125
  Silicon Graphics, Inc. (a)......................         30,400         391,400
  Unisys Corp.....................................         40,400       1,391,275
                                                                   --------------
                                                                      118,950,423
                                                                   --------------
COMPUTERS -- 1.4%
  Apple Computer, Inc. (a)........................         21,600         884,250
  Compaq Computer Corp............................        267,961      11,237,614
  Data General Corp. (a)..........................          7,900         129,856
  Dell Computer Corp. (a).........................        203,200      14,871,700
  Gateway 2000, Inc. (a)..........................         25,100       1,284,806
  Hewlett-Packard Co..............................        168,600      11,517,487
  International Business Machines Corp............        149,800      27,675,550
  Seagate Technology, Inc. (a)....................         39,300       1,188,825
  Sun Microsystems, Inc. (a)......................         61,200       5,240,250
                                                                   --------------
                                                                       74,030,338
                                                                   --------------
CONSTRUCTION -- 0.6%
  Centex Corp.....................................          9,600         432,600
  Fluor Corp......................................         13,600         578,850
  Foster Wheeler Corp.............................          6,600          87,037
  Oakwood Homes Corp..............................        572,000       8,687,250
  Pulte Corp......................................          6,900         191,906
  Standard Pacific Corp...........................        632,400       8,932,650
  Webb (Del E.) Corp..............................        576,500      15,889,781
                                                                   --------------
                                                                       34,800,074
                                                                   --------------
CONTAINERS -- 0.2%
  Ball Corp.......................................          4,900         224,175
  Bemis Co., Inc..................................          8,600         326,262
  Crown Cork & Seal Co., Inc......................         20,800         640,900
  Owens-Illinois, Inc. (a)........................        260,800       7,987,000
  Sealed Air Corp.................................         13,400         684,237
                                                                   --------------
                                                                        9,862,574
                                                                   --------------
COSMETICS & SOAPS -- 0.7%
  Alberto Culver Co. (Class "B" Stock)............          9,200         245,525
  Avon Products, Inc..............................         42,800       1,893,900
  Colgate-Palmolive Co............................         47,900       4,448,712
  Gillette Co.....................................        181,600       8,773,550
  International Flavors & Fragrances, Inc.........         17,700         782,119
  Procter & Gamble Co.............................        216,700      19,787,419
                                                                   --------------
                                                                       35,931,225
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.2%
  Avery Dennison Corp.............................         17,300         779,581
  Pitney Bowes, Inc...............................         44,400       2,933,175
  Xerox Corp......................................         52,800       6,230,400
                                                                   --------------
                                                                        9,943,156
                                                                   --------------
DIVERSIFIED OPERATIONS -- 1.3%
  Fortune Brands, Inc.............................         27,800         879,175
  General Electric Corp...........................        522,400      53,317,450
  Loews Corp......................................        183,800      18,058,350
                                                                   --------------
                                                                       72,254,975
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 3.5%
  Abbott Laboratories.............................        248,000  $   12,152,000
  Allergan, Inc...................................         10,600         686,350
  ALZA Corp. (a)..................................         13,900         726,275
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  American Home Products Corp.....................        210,700      11,865,044
  Amgen, Inc. (a).................................         41,700       4,360,256
  Bard (C.R.), Inc................................          9,200         455,400
  Bausch & Lomb, Inc..............................          9,000         540,000
  Baxter International, Inc.......................         45,400       2,919,787
  Becton, Dickinson & Co..........................         39,700       1,694,694
  Biomet, Inc.....................................         18,100         728,525
  Boston Scientific Corp. (a).....................         63,200       1,694,550
  Bristol-Myers Squibb Co.........................        159,700      21,369,856
  Cardinal Health, Inc............................         32,250       2,446,969
  Guidant Corp....................................         24,400       2,690,100
  Johnson & Johnson...............................        217,200      18,217,650
  Lilly (Eli) & Co................................        176,900      15,721,987
  Mallinckrodt, Inc...............................         11,800         363,587
  Medtronic, Inc..................................         75,900       5,635,575
  Merck & Co., Inc................................        191,200      28,237,850
  Pfizer, Inc.....................................        210,500      26,404,594
  Pharmacia & Upjohn, Inc.........................         82,300       4,660,237
  Schering-Plough Corp............................        237,400      13,116,350
  St. Jude Medical, Inc. (a)......................         14,900         412,544
  Warner-Lambert Co...............................        132,400       9,954,825
                                                                   --------------
                                                                      187,055,005
                                                                   --------------
ELECTRONICS -- 1.3%
  Advanced Micro Devices, Inc. (a)................         23,000         665,562
  AMP Inc.........................................         35,700       1,858,631
  Applied Materials, Inc. (a).....................         59,400       2,535,637
  Belden, Inc.....................................        275,600       5,839,275
  EG&G, Inc.......................................          7,300         203,031
  Emerson Electric Co.............................         71,900       4,498,244
  Grainger (W.W.), Inc............................         16,100         670,162
  Harris Corp.....................................         13,000         476,125
  Honeywell, Inc..................................         20,600       1,551,437
  Intel Corp......................................        269,700      31,976,306
  KLA-Tencor Corp. (a)............................         13,700         594,237
  LSI Logic Corp. (a).............................         23,000         370,875
  Micron Technology, Inc..........................         34,300       1,734,294
  Motorola, Inc...................................         96,800       5,910,850
  National Semiconductor Corp. (a)................         26,700         360,450
  Perkin-Elmer Corp...............................          7,900         770,744
  Rockwell International Corp.....................         32,500       1,578,281
  Solectron Corp..................................          5,200         483,275
  Tektronix, Inc..................................          8,200         246,512
  Texas Instruments, Inc..........................         63,200       5,407,550
  Thomas & Betts Corp.............................          9,000         389,812
                                                                   --------------
                                                                       68,121,290
                                                                   --------------
ENGINEERING & CONSTRUCTION -- 0.1%
  Giant Cement Holding, Inc. (a)..................        244,900       6,061,275
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.2%
  Browning-Ferris Industries, Inc.................         29,800         847,437
  Waste Management, Inc...........................        256,562      11,962,203
                                                                   --------------
                                                                       12,809,640
                                                                   --------------
FINANCIAL SERVICES -- 3.0%
  American Express Co.............................         73,300       7,494,925
  Associates First Capital Corp...................        112,390       4,762,526
  Bear Stearns Companies, Inc.....................         17,500         654,062
  Block (H.R.), Inc...............................         17,000         765,000
  Capital One Financial Corp......................         10,200  $    1,173,000
  Citigroup, Inc..................................        584,451      28,930,324
  Countrywide Credit Industries, Inc..............         17,600         883,300
  Dun & Bradstreet Corp...........................         27,600         871,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Federal Home Loan Mortgage Corp.................        109,600       7,062,350
  Federal National Mortgage Association...........        167,500      12,395,000
  Fifth Third Bancorp.............................         41,100       2,930,944
  Franklin Resources, Inc.........................         41,000       1,312,000
  Household International, Inc....................         78,392       3,106,283
  Lehman Brothers Holdings, Inc...................        724,900      31,940,906
  MBNA Corp.......................................        121,800       3,037,387
  Merrill Lynch & Co., Inc........................        294,000      19,624,500
  Morgan Stanley Dean Witter & Co.................        317,795      22,563,445
  Paychex, Inc....................................         23,000       1,183,062
  Schwab (Charles) Corp. (a)......................         64,500       3,624,094
  SLM Holding Corp................................         26,000       1,248,000
  State Street Corp...............................         26,100       1,815,581
  SunAmerica, Inc.................................         31,700       2,571,662
  Transamerica Corp...............................         10,200       1,178,100
  Washington Mutual, Inc..........................         92,336       3,526,081
                                                                   --------------
                                                                      164,653,657
                                                                   --------------
FOOD & BEVERAGES -- 2.3%
  Anheuser-Busch Companies, Inc...................         79,400       5,210,625
  Archer-Daniels-Midland Co.......................        101,115       1,737,914
  Bestfoods.......................................         46,700       2,486,775
  Brown-Forman Corp. (Class "B" Stock)............         11,200         847,700
  Campbell Soup Co................................         74,000       4,070,000
  Coca-Cola Co....................................        395,900      26,475,812
  Coca-Cola Enterprises, Inc......................         62,000       2,216,500
  ConAgra, Inc....................................         77,100       2,428,650
  Coors (Adolph) Co. (Class "B" Stock)............          6,000         338,625
  General Mills, Inc..............................         25,700       1,998,175
  Heinz (H.J.) & Co...............................         59,300       3,357,862
  Hershey Foods Corp..............................         23,200       1,442,750
  Kellogg Co......................................         66,600       2,272,725
  PepsiCo, Inc....................................        240,300       9,837,281
  Pioneer Hi-Bred International, Inc..............         39,600       1,069,200
  Quaker Oats Co..................................         22,400       1,332,800
  Ralston-Ralston Purina Group....................         52,000       1,683,500
  RJR Nabisco Holdings Corp.......................      1,124,200      33,374,688
  Sara Lee Corp...................................        149,600       4,216,850
  Seagram Co., Ltd................................         57,800       2,196,400
  Sysco Corp......................................         55,200       1,514,550
  Whitman Corp....................................        545,200      13,834,450
  Wrigley (William) Jr. Co........................         18,800       1,683,775
                                                                   --------------
                                                                      125,627,607
                                                                   --------------
FOREST PRODUCTS -- 1.5%
  Boise Cascade Corp..............................        669,400      20,751,400
  Champion International Corp.....................        404,400      16,378,200
  Fort James Corp.................................         35,200       1,408,000
  Georgia-Pacific Corp............................         15,000         878,437
  International Paper Co..........................         49,000       2,195,812
  Louisiana-Pacific Corp..........................        706,600      12,939,612
  Mead Corp.......................................        406,800      11,924,325
  Potlatch Corp...................................          4,700         173,312
  Temple-Inland, Inc..............................          9,100         539,744
  Union Camp Corp.................................         11,300  $      762,750
  Westvaco Corp...................................         16,600         445,087
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Weyerhaeuser Co.................................         32,300       1,641,244
  Willamette Industries, Inc......................        302,500      10,133,750
                                                                   --------------
                                                                       80,171,673
                                                                   --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group...........................         13,500         779,625
  Consolidated Natural Gas Co.....................         15,500         837,000
  Peoples Energy Corp.............................          5,700         227,287
  Sempra Energy...................................         37,053         940,220
  Sonat, Inc......................................         17,800         481,712
  Williams Companies, Inc.........................         66,600       2,077,087
                                                                   --------------
                                                                        5,342,931
                                                                   --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 0.6%
  Columbia/HCA Healthcare Corp....................        911,500      22,559,625
  HBO & Co........................................         71,300       2,045,419
  Healthsouth Corp. (a)...........................         65,700       1,014,244
  Humana, Inc. (a)................................         26,600         473,812
  IMS Health, Inc.................................         26,300       1,984,006
  Manor Care, Inc.................................         13,300         390,687
  Service Corp. International.....................         40,800       1,552,950
  Shared Medical Systems Corp.....................          4,200         209,475
  Tenet Healthcare Corp. (a)......................         49,700       1,304,625
                                                                   --------------
                                                                       31,534,843
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.3%
  Clorox Co.......................................         16,700       1,950,769
  Kimberly-Clark Corp.............................         90,100       4,910,450
  Leggett & Platt, Inc............................        470,800      10,357,600
                                                                   --------------
                                                                       17,218,819
                                                                   --------------
HOUSING RELATED -- 1.3%
  Armstrong World Industries, Inc.................          6,500         392,031
  Fleetwood Enterprises, Inc......................          6,100         211,975
  Hanson, PLC, ADR, (United Kingdom)..............      1,221,100      47,622,900
  Kaufman & Broad Home Corp.......................          6,400         184,000
  Lowe's Companies, Inc...........................         56,800       2,907,450
  Masco Corp......................................         53,500       1,538,125
  Maytag Corp.....................................         15,400         958,650
  Owens Corning...................................        413,400      14,649,862
  Stanley Works...................................         14,400         399,600
  Tupperware Corp.................................          9,900         162,731
  Whirlpool Corp..................................         12,100         670,037
                                                                   --------------
                                                                       69,697,361
                                                                   --------------
INSURANCE -- 2.3%
  Aetna, Inc......................................         24,100       1,894,862
  Allstate Corp...................................        135,800       5,245,275
  American General Corp...........................         41,100       3,205,800
  American International Group, Inc...............        169,200      16,348,950
  Aon Corp........................................         27,100       1,500,662
  Berkley (W.R.) Corp.............................        175,850       5,989,891
  Berkshire Hathaway, Inc. (Class "B" Stock)......            494       1,159,725
  Chubb Corp......................................         27,600       1,790,550
  CIGNA Corp......................................         36,000       2,783,250
  Cincinnati Financial Corp.......................         26,700         977,887
  Conseco, Inc....................................         50,687       1,549,121
  Financial Security Assurance Holdings Ltd.......        140,100       7,600,425
  Hartford Financial Services Group, Inc..........         38,300  $    2,101,712
  Jefferson-Pilot Corp............................         17,200       1,290,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Lincoln National Corp...........................         16,600       1,358,087
  Marsh & McLennan Companies, Inc.................         41,300       2,413,469
  MBIA, Inc.......................................         15,900       1,042,444
  Magic Investment Corp...........................         18,500         736,531
  Progressive Corp................................         11,700       1,981,687
  Provident Companies, Inc........................        238,400       9,893,600
  Reinsurance Group of America, Inc...............        474,600      33,222,000
  SAFECO Corp.....................................         22,900         983,269
  St. Paul Companies, Inc.........................         37,400       1,299,650
  TIG Holdings, Inc...............................        351,200       5,465,550
  Torchmark Corp..................................         22,700         801,594
  Trenwick Group, Inc.............................        273,300       8,916,413
  United Healthcare Corp..........................         30,500       1,313,406
  UNUM Corp.......................................         22,500       1,313,438
                                                                   --------------
                                                                      124,179,248
                                                                   --------------
INTRUMENTS - CONTROLS -- 0.1%
  Parker-Hannifin Corp............................        194,900       6,382,975
                                                                   --------------
LEISURE -- 0.3%
  Brunswick Corp..................................         16,200         400,950
  Carnival Corp. (Class "A" Stock)................         78,500       3,768,000
  Disney (Walt) Co................................        328,300       9,849,000
  Harrah's Entertainment, Inc. (a)................         16,400         257,275
  Hilton Hotels Corp..............................         40,600         776,475
  King World Productions, Inc.....................         11,900         350,306
  Marriott International, Inc. (Class "A"
    Stock)........................................         41,400       1,200,600
  Mirage Resorts, Inc. (a)........................         29,100         434,681
                                                                   --------------
                                                                       17,037,287
                                                                   --------------
MACHINERY -- 0.6%
  Briggs & Stratton Corp..........................          4,000         199,500
  Case Corp.......................................        369,200       8,053,175
  Caterpillar, Inc................................         60,400       2,778,400
  Cooper Industries, Inc..........................         19,600         934,675
  Deere & Co......................................         40,500       1,341,563
  Dover Corp......................................         36,100       1,322,163
  DT Industries, Inc..............................        146,800       2,312,100
  Eaton Corp......................................         11,600         819,975
  Global Industrial Technologies, Inc. (a)........        258,100       2,758,444
  Harnischfeger Industries, Inc...................          7,800          79,463
  Ingersoll-Rand Co...............................         26,900       1,262,619
  Milacron, Inc...................................          6,400         123,200
  Paxar Corp......................................        954,575       8,531,514
  Snap-On, Inc....................................          9,900         344,644
  Timken Co.......................................         10,200         192,525
                                                                   --------------
                                                                       31,053,960
                                                                   --------------
MANUFACTURING -- 0.5%
  Flowserve Corp..................................        161,991       2,682,976
  Hussmann International, Inc.....................        272,600       5,281,625
  Illinois Tool Works, Inc........................         40,400       2,343,200
  Smith (A.O.) Corp...............................        433,350      10,644,159
  Tyco International Ltd..........................        102,157       7,706,469
                                                                   --------------
                                                                       28,658,429
                                                                   --------------
MEDIA -- 2.2%
  CBS Corp. (a)...................................        910,000  $   29,802,500
  Central Newspapers, Inc.(Class "A" Stock).......        205,300      14,666,119
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Clear Channel Communications, Inc. (a)..........         40,000       2,180,000
  Comcast Corp. (Special Class "A" Stock).........         57,600       3,380,400
  Donnelley (R.R.) & Sons Co......................         23,700       1,038,356
  Dow Jones & Co., Inc............................         15,600         750,750
  Gannett Co., Inc................................         46,000       3,044,625
  Houghton Mifflin Co.............................        240,700      11,373,075
  Interpublic Group of Companies, Inc.............         21,200       1,690,700
  Knight-Ridder, Inc..............................        251,600      12,863,051
  Lee Enterprises, Inc............................        208,900       6,580,350
  McGraw-Hill, Inc................................         16,100       1,640,188
  Mediaone Group, Inc.............................         98,500       4,629,500
  Meredith Corp...................................          8,600         325,725
  New York Times Co. (Class "A" Stock)............         31,200       1,082,250
  Tele-Communications, Inc. (Class "A"
    Stock) (a)....................................         82,268       4,550,449
  Time Warner, Inc................................        189,400      11,754,638
  Times Mirror Co. (Class "A" Stock)..............         14,300         800,800
  Tribune Co......................................         19,900       1,313,400
  Viacom, Inc. (Class "B" Stock) (a)..............         57,300       4,240,200
                                                                   --------------
                                                                      117,707,076
                                                                   --------------
METALS-FERROUS -- 0.8%
  AK Steel Holding Corp...........................        880,000      20,680,000
  Allegheny Teledyne, Inc.........................         31,800         649,913
  Bethlehem Steel Corp. (a).......................        924,400       7,741,851
  LTV Corp........................................        841,400       4,890,638
  Material Sciences Corp. (a).....................        397,900       3,382,150
  National Steel Corp. (Class "B" Stock) (a)......        172,800       1,231,200
  Nucor Corp......................................         14,200         614,150
  USX-U.S. Steel Group, Inc.......................        291,100       6,695,300
  Worthington Industries, Inc.....................         15,700         196,250
                                                                   --------------
                                                                       46,081,452
                                                                   --------------
METALS-NON FERROUS -- 1.0%
  Alcan Aluminum Ltd..............................         36,900         998,606
  Aluminum Company of America.....................        678,200      50,568,287
  Cyprus Amax Minerals Co.........................         15,100         151,000
  Inco Ltd........................................         27,000         285,188
  Reynolds Metals Co..............................         11,900         626,981
                                                                   --------------
                                                                       52,630,062
                                                                   --------------
MINERAL RESOURCES
  ASARCO, Inc.....................................          6,500          97,906
  Burlington Resources, Inc.......................         28,600       1,024,237
  Homestake Mining Co.............................         34,300         315,131
  Phelps Dodge Corp...............................          9,500         483,313
                                                                   --------------
                                                                        1,920,587
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.9%
  AES Corp........................................         25,000       1,184,375
  Coltec Industries, Inc..........................        179,200       3,494,400
  Crane Co........................................         11,100         335,081
  Danaher Corp....................................         14,000         760,375
  Donaldson Co., Inc..............................        448,600       9,308,450
  Ecolab, Inc.....................................         20,900         756,319
  IDEX Corp.......................................        246,700  $    6,044,150
  ITT Industries, Inc.............................         19,300         767,175
  Laidlaw, Inc....................................         53,300         536,331
  Mark IV Industries, Inc.........................        355,500       4,621,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Millipore Corp..................................          7,000         199,063
  NACCO Industries, Inc. (Class "A" Stock)........          1,300         119,600
  Pall Corp.......................................         20,200         511,313
  PPG Industries, Inc.............................         28,900       1,683,425
  Textron, Inc....................................         26,700       2,027,531
  Thermo Electron Corp. (a).......................         25,800         436,988
  Trinity Industries, Inc.........................        214,100       8,242,850
  Wolverine Tube, Inc. (a)........................        155,300       3,261,300
  York International Corp.........................        110,600       4,513,863
                                                                   --------------
                                                                       48,804,089
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STAPLE -- 0.6%
  American Greetings Corp. (Class "A" Stock)......         11,800         484,538
  Black & Decker Corp.............................         15,400         863,362
  Corning, Inc....................................         37,400       1,683,000
  Eastman Kodak Co................................        195,400      14,068,800
  Jostens, Inc....................................          6,300         164,981
  Minnesota Mining & Manufacturing Co.............         66,200       4,708,475
  Polaroid Corp...................................          7,300         136,419
  Rubbermaid, Inc.................................         24,300         763,931
  Unilever N.V., ADR, (United Kingdom)............        103,800       8,608,913
                                                                   --------------
                                                                       31,482,419
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL
  Tenneco, Inc....................................         27,600         940,125
                                                                   --------------
OIL & GAS -- 2.4%
  Amerada Hess Corp...............................         14,800         736,300
  Amoco Corp......................................        154,200       9,309,825
  Anadarko Petroleum Corp.........................         19,400         598,975
  Ashland, Inc....................................         12,200         590,175
  Atlantic Richfield Co...........................         52,000       3,393,000
  Basin Exploration, Inc. (a).....................         71,400         896,963
  Cabot Oil & Gas Corp. (Class "A" Stock).........        363,800       5,457,000
  Chevron Corp....................................        106,500       8,832,844
  Coastal Corp....................................         34,500       1,205,344
  Eastern Enterprises.............................          3,300         144,375
  Enron Oil & Gas Co..............................        198,700       3,427,575
  Exxon Corp......................................        393,100      28,745,438
  Kerr-McGee Corp.................................          7,700         294,525
  Mobil Corp......................................        125,500      10,934,188
  Murphy Oil Corp.................................        114,000       4,702,500
  NICOR, Inc......................................          7,800         329,550
  Noble Affiliates, Inc...........................        208,900       5,144,163
  Phillips Petroleum Co...........................         42,600       1,815,825
  Pioneer Natural Resources Co....................      1,488,431      13,023,771
  Royal Dutch Petroleum Co........................        345,700      16,550,388
  Seagull Energy Corp. (a)........................        245,500       1,549,719
  Sunoco, Inc.....................................         15,300         551,756
  Texaco, Inc.....................................         87,700       4,637,138
  Union Pacific Resources Group, Inc..............         41,200         373,375
  Unocal Corp.....................................         39,900       1,164,581
  USX-Marathon Group..............................         46,800  $    1,409,850
  Western Gas Resources, Inc......................        423,100       2,432,825
                                                                   --------------
                                                                      128,251,968
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.7%
  Elf Aquitaine SA, ADR, (France).................        513,400      29,071,275
  Occidental Petroleum Corp.......................         57,100         963,563
  Oryx Energy Co. (a).............................        524,100       7,042,594
                                                                   --------------
                                                                       37,077,432
                                                                   --------------
OIL & GAS SERVICES -- 1.3%
  Apache Corp.....................................         15,500         392,344
  Baker Hughes, Inc...............................         51,340         908,076
  Enron Corp......................................         53,200       3,035,725
  Halliburton Co..................................         70,900       2,100,413
  Helmerich & Payne, Inc..........................          8,200         158,875
  J. Ray McDermott, SA............................        672,900      16,443,994
  McDermott International, Inc....................      1,745,600      43,094,501
  ONEOK, Inc......................................          5,000         180,625
  Rowan Companies, Inc. (a).......................         14,100         141,000
  Schlumberger Ltd................................         85,800       3,957,525
                                                                   --------------
                                                                       70,413,078
                                                                   --------------
PRECIOUS METALS -- 0.1%
  Apex Silver Mines Ltd...........................        340,400       2,808,300
  Barrick Gold Corp...............................         60,400       1,177,800
  Battle Mountain Gold Co.........................         37,200         153,450
  Freeport-McMoRan Copper & Gold, Inc. (Class "B"
    Stock)........................................         31,400         327,738
  Newmont Mining Corp.............................         25,400         458,788
  Placer Dome, Inc................................         40,000         460,000
                                                                   --------------
                                                                        5,386,076
                                                                   --------------
RAILROADS -- 0.1%
  Burlington Northern Santa Fe Corp...............         75,900       2,561,625
  CSX Corp........................................         35,400       1,469,100
  Norfolk Southern Corp...........................         61,100       1,936,106
  Union Pacific Corp..............................         40,000       1,802,500
                                                                   --------------
                                                                        7,769,331
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 1.2%
  Crescent Operating, Inc.........................         67,240         319,390
  Crescent Real Estate Equities Co................      1,377,600      31,684,800
  Equity Residential Properties Trust.............        150,900       6,102,019
  Vornado Operating, Inc. (a).....................         20,000         161,250
  Vornado Realty Trust (a)........................        745,100      25,147,125
                                                                   --------------
                                                                       63,414,584
                                                                   --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc.........................         19,000         342,000
  McDonald's Corp.................................        111,700       8,559,013
  Tricon Global Restaurants, Inc. (a).............         24,600       1,233,075
  Wendy's International, Inc......................         21,500         468,969
                                                                   --------------
                                                                       10,603,057
                                                                   --------------
RETAIL -- 3.7%
  Albertson's, Inc................................         39,800       2,534,763
  American Stores Co..............................         44,300       1,636,331
  AutoZone, Inc. (a)..............................         24,600         810,263
  Bombay Co., Inc. (a)............................        571,600       3,179,525
  Charming Shoppes, Inc. (a)......................      3,332,400      14,370,975
  Circuit City Stores, Inc........................         16,000         799,000
  Consolidated Stores Corp........................         17,400         351,263
  Costco Companies, Inc. (a)......................         34,700       2,504,906

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
RETAIL (CONT'D.)
  CVS Corp........................................         62,000  $    3,410,000
  Dayton-Hudson Corp..............................         70,800       3,840,900
  Designs, Inc. (a)...............................        203,900         395,056
  Dillard's, Inc..................................        148,300       4,208,013
  Dollar General Corp.............................         27,500         649,688
  Federated Department Stores, Inc. (a)...........         34,000       1,481,125
  Fred Meyer, Inc.................................         23,000       1,385,750
  Great Atlantic & Pacific Tea Co., Inc...........          6,200         183,675
  Harcourt General, Inc...........................         11,500         611,656
  Home Depot, Inc.................................        237,200      14,513,675
  IKON Office Solutions, Inc......................         21,800         186,663
  J.C. Penney Co., Inc............................         40,500       1,898,438
  Jan Bell Marketing, Inc. (a)....................        295,700       1,903,569
  Kmart Corp. (a).................................      2,576,000      39,445,000
  Kohl's Corp. (a)................................         25,200       1,548,225
  Kroger Co. (a)..................................         41,300       2,498,650
  Liz Claiborne, Inc..............................         10,900         344,031
  Longs Drug Stores, Inc..........................          6,300         236,250
  May Department Stores Co........................         37,500       2,264,063
  Newell Co.......................................         25,800       1,064,250
  Nordstrom, Inc..................................         28,900       1,002,469
  Pep Boys - Manny, Moe & Jack....................         10,300         161,581
  Phillips-Van Heusen Corp........................        389,200       2,797,375
  Rite Aid Corp...................................         41,800       2,071,713
  Safeway, Inc. (a)...............................         72,000       4,387,500
  Sears, Roebuck & Co.............................         63,500       2,698,750
  Sherwin-Williams Co.............................         28,000         822,500
  Staples, Inc. (a)...............................         43,000       1,878,563
  Supervalu, Inc..................................         19,400         543,200
  Tandy Corp......................................         16,700         687,831
  The Gap, Inc....................................         96,300       5,416,875
  The Limited, Inc................................        826,500      24,071,813
  TJX Companies, Inc..............................         52,400       1,519,600
  Toys 'R' Us, Inc. (a)...........................        404,100       6,819,188
  Wal-Mart Stores, Inc............................        360,200      29,333,788
  Walgreen Co.....................................         80,300       4,702,569
  Winn-Dixie Stores, Inc..........................         24,100       1,081,488
                                                                   --------------
                                                                      198,252,506
                                                                   --------------
RUBBER -- 0.2%
  Cooper Tire & Rubber Co.........................         12,800         261,600
  Goodyear Tire & Rubber Co.......................        186,400       9,401,550
                                                                   --------------
                                                                        9,663,150
                                                                   --------------
TELECOMMUNICATIONS -- 3.4%
  Airtouch Communications, Inc. (a)...............         91,400       6,592,225
  Alcatel Alsthom, ADR, (France)..................        513,000      12,536,438
  Alltel Corp.....................................         43,000       2,571,938
  Ameritech Corp..................................        177,500      11,249,063
  Andrew Corp. (a)................................         14,300         235,950
  Ascend Communications, Inc. (a).................         31,300       2,057,975
  AT&T Corp.......................................        290,800      21,882,700
  Bell Atlantic Corp..............................        251,800      14,305,388
  BellSouth Corp..................................        316,000      15,760,500
  Deutsche Telekom AG, ADR, (Germany).............        185,000       6,058,750
  Frontier Corp...................................         26,700         907,800
  General Instrument Corp.........................         24,000         814,500
  GTE Corp........................................        155,300      10,473,044
  Lucent Technologies, Inc........................        211,000      23,210,000
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
TELECOMMUNICATIONS (CONT'D.)
  MCI WorldCom, Inc...............................        287,270  $   20,611,623
  Nextel Communications, Inc. (Class "A"
    Stock) (a)....................................         42,500       1,004,063
  Northern Telecom Ltd............................        105,800       5,303,225
  SBC Communications, Inc.........................        313,200      16,795,350
  Scientific-Atlanta, Inc.........................         12,800         292,000
  Sprint Corp.....................................         69,700       5,863,513
  Sprint Corp. (PCS Group)........................         46,850       1,083,406
  Tellabs, Inc. (a)...............................         30,600       2,098,013
  US West, Inc....................................         80,441       5,198,500
                                                                   --------------
                                                                      186,905,964
                                                                   --------------
TEXTILES -- 0.1%
  National Service Industries, Inc................          6,900         262,200
  Pillowtex Corp. (a).............................         73,932       1,977,681
  Russell Corp....................................          5,900         119,844
  Springs Industries, Inc.........................          3,300         136,744
  Tultex Corp. (a)................................        362,600         317,275
  VF Corp.........................................         19,800         928,125
                                                                   --------------
                                                                        3,741,869
                                                                   --------------
TOBACCO -- 0.8%
  Philip Morris Co., Inc..........................        801,400      42,874,900
  UST, Inc........................................         29,800       1,039,275
                                                                   --------------
                                                                       43,914,175
                                                                   --------------
TOYS
  Hasbro, Inc.....................................         21,600         780,300
  Mattel, Inc.....................................         47,200       1,076,750
                                                                   --------------
                                                                        1,857,050
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp. (a).......................         23,800       2,118,200
  Ryder System, Inc...............................         12,400         322,400
  Yellow Corp. (a)................................        178,700       3,417,638
                                                                   --------------
                                                                        5,858,238
                                                                   --------------
UTILITY - ELECTRIC -- 0.7%
  Ameren Corp.....................................         22,200         947,663
  American Electric Power Co., Inc................         30,700       1,444,819
  Baltimore Gas & Electric Co.....................         24,000         741,000
  Carolina Power & Light Co.......................         24,400       1,148,325
  Central & South West Corp.......................         34,400         943,850
  CINergy Corp....................................         25,600         880,000
  Consolidated Edison, Inc........................         38,100       2,014,538
  Dominion Resources, Inc.........................         31,400       1,467,950
  DTE Energy Co...................................         23,500       1,007,563
  Duke Energy Corp................................         58,300       3,734,844
  Edison International............................         58,900       1,641,838
  Entergy Corp....................................         39,600       1,232,550
  FirstEnergy Corp. (a)...........................         37,300       1,214,581
  FPL Group, Inc..................................         29,500       1,817,938
  GPU, Inc........................................         20,600         910,263
  Houston Industries, Inc.........................         47,600       1,529,150
  New Century Energies, Inc.......................         15,000         731,250
  Niagara Mohawk Power Corp. (a)..................         24,300         391,838
  Northern States Power Co........................         24,200         671,550
  Pacific Gas & Electric Co.......................         61,800       1,946,700
  PacifiCorp......................................         48,100       1,013,106
  PECO Energy Co..................................         36,100       1,502,663
  PP&L Resources, Inc.............................         26,900         749,838
  Public Service Enterprise Group, Inc............         37,600       1,504,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
UTILITY - ELECTRIC (CONT'D.)
  Southern Co.....................................        111,800  $    3,249,188
  Texas Utilities Co..............................         44,500       2,077,594
  Unicom Corp.....................................         35,100       1,353,544
                                                                   --------------
                                                                       37,868,143
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $2,611,554,092)..........................................   2,858,308,143
                                                                   --------------
PREFERRED STOCKS -- 0.8%
FINANCIAL SERVICES -- 0.5%
  Central Hispano Capital Corp. (Portugal)........      1,000,000      25,000,000
                                                                   --------------
TELECOMMUNICATIONS -- 0.3%
  Telecomunicacoes Brasileiras S.A., ADR
    (Brazil)......................................        223,400      16,238,388
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $47,988,630).............................................      41,238,388
                                                                   --------------
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT
LONG-TERM BONDS -- 35.1%                            (UNAUDITED)     (000)
                                                    ------------  ---------
AEROSPACE -- 0.7%
  Raytheon Co.,
    5.95%, 03/15/01...............................      Baa1      $  14,000      14,122,920
    6.40%, 12/15/18...............................      Baa1         25,000      24,812,500
                                                                             --------------
                                                                                 38,935,420
                                                                             --------------
AIRLINES -- 2.3%
  Continental Airlines, Inc.,
    8.00%, 12/15/05...............................      Ba2          15,000      14,821,500
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         19,335      24,187,118
    10.375%, 02/01/11.............................      Ba1          31,250      39,896,250
  United Airlines, Inc.,
    10.67%, 05/01/04..............................      Baa3         19,500      23,072,400
    11.21%, 05/01/14..............................      Baa3         17,500      22,981,000
                                                                             --------------
                                                                                124,958,268
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.2%
  California Infrastructure,
    1997-1 6.17%, 03/25/03........................       A3           4,000       4,049,040
  Standard Credit Card Master Trust, 1993-2A
    5.95%, 10/07/04...............................      Aaa           4,500       4,566,060
                                                                             --------------
                                                                                  8,615,100
                                                                             --------------
AUTO - CARS & TRUCKS -- 0.2%
  Navistar International Corp.,
    7.00%, 02/01/03...............................      Ba1          11,500      11,501,797
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 1.9%
  Banco de Commercio Exterior de Columbia, SA,
    M.T.N. (Colombia),
    8.625%, 06/02/00..............................       NR           5,500       5,390,000
  Bank of Nova Scotia (Canada),
    6.50%, 07/15/07...............................       A1           5,400       5,437,692
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  Bayerische Landesbank Girozentrale (Germany),
    5.875%, 12/01/08..............................      Aaa       $  12,500  $   12,780,000
  Capital One Bank,
    6.844%, 06/13/00..............................      Baa3         23,900      24,081,401
  Central Hispano Financial Services (Portugal),
    6.188%, 04/28/05..............................       A3           5,000       4,966,600
  Citicorp, M.T.N.,
    6.375%, 11/15/08..............................       A1          12,500      12,924,625
  Kansallis-Osake-Pankki (Finland),
    8.65%, 01/01/49...............................      Baa1          9,000       9,132,480
  National Australia Bank (Australia),
    6.40%, 12/10/07...............................       A1           8,700       8,874,000
    6.60%, 12/10/07...............................       A1           5,000       5,182,500
  Okobank (Finland),
    6.75%, 09/27/49...............................       A3          16,250      16,233,750
                                                                             --------------
                                                                                105,003,048
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.0%
  Cable & Wire Communications PLC (United
    Kingdom),
    6.75%, 12/01/08...............................      Baa1         12,100      12,334,740
  Continental Cablevision, Inc.,
    8.50%, 09/15/01...............................      Ba2           5,100       5,409,876
  Rogers Cablesystems, Inc. (Canada),
    10.00%, 03/15/05..............................      Ba3           2,000       2,240,000
  Tele-Communications, Inc.,
    6.34%, 02/01/02...............................      Ba1           8,500       8,706,125
    7.375%, 02/15/00..............................      Ba1           6,000       6,130,500
    9.875%, 06/15/22..............................      Baa3         12,878      18,257,784
                                                                             --------------
                                                                                 53,079,025
                                                                             --------------
COMPUTERS SOFTWARE & SERVICES -- 0.3%
  Computer Associates International, Inc.,
    6.375%, 04/15/05..............................      Baa1         13,750      13,607,550
                                                                             --------------
CONSULTING -- 0.6%
  Comdisco, Inc.,
    5.94%, 04/13/00...............................      Baa1         12,500      12,468,750
    6.32%, 11/27/00...............................      Baa1         19,000      19,088,540
    6.375%, 11/30/01..............................      Baa1          2,700       2,711,691
                                                                             --------------
                                                                                 34,268,981
                                                                             --------------
CONSUMER SERVICES -- 0.6%
  Loewen Group, Inc.,
    7.20%, 06/01/03...............................      Ba3          20,000      16,800,000
    7.60%, 06/01/08...............................      Ba3          16,200      12,798,000
  Service Corp. International,
    7.00%, 06/01/15...............................       A3           2,500       2,588,375
                                                                             --------------
                                                                                 32,186,375
                                                                             --------------
CONTAINERS -- 0.7%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05...............................      Ba1          40,000      40,088,400
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
DRUGS & MEDICAL SUPPLIES -- 0.1%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11 (b)...........................      Baa2      $   8,000  $    7,876,500
                                                                             --------------
FINANCIAL SERVICES -- 7.7%
  Advanta Corp., M.T.N.,
    6.99%, 10/18/99...............................      Ba3          10,000       9,632,000
  Associates Corp.,
    6.95%, 11/01/18...............................      Aa3          29,000      30,901,820
  AT&T Capital Corp,
    7.50%, 11/15/00...............................      Baa3         40,000      40,489,600
  AT&T Capital Corp., M.T.N.,
    6.25%, 05/15/01...............................      Baa3         16,500      16,275,435
  Calair Capital Corp.,
    8.125%, 04/01/08..............................      Ba2           6,000       5,867,700
  Conseco, Inc.,
    6.40%, 06/15/11...............................      Baa2         25,000      23,972,500
    6.80%, 06/15/05...............................      Baa3          2,000       1,815,600
    8.70%, 11/15/26...............................      Ba2          30,038      27,443,161
    8.796%, 04/01/27..............................      Ba2          10,200       9,325,860
  ContiFinancial Corp.,
    7.50%, 03/15/02...............................      Ba1           7,740       5,418,000
    8.125%, 04/01/08..............................      Ba1          10,700       7,276,000
    8.375%, 08/15/03..............................      Ba1           8,000       5,600,000
  Enterprise Rent-A-Car USA Finance Co.,
    6.35%, 01/15/01...............................      Baa3         21,000      21,050,610
    6.95%, 03/01/04...............................      Baa2          7,500       7,569,900
    7.00%, 06/15/00...............................      Baa3         13,500      13,557,645
  General Motors Acceptance Corp., M.T.N.,
    5.95%, 04/20/01...............................       A3          14,700      14,817,600
  International Lease Finance Corp.,
    6.00%, 05/15/02...............................       A1          43,100      43,502,123
  Lehman Brothers Holdings, Inc.,
    6.40%, 08/30/00...............................      Baa1         25,650      25,656,413
  MCN Investment Corp.,
    6.30%, 04/02/11...............................      Baa2          8,250       8,194,725
  Merrill Lynch, Pierce, Fenner & Smith, Inc.,
    6.875%, 11/15/18..............................      Aa3          18,500      19,178,025
  Morgan Stanley Dean Witter & Co., M.T.N.,
    5.89%, 03/20/00...............................       A1          15,000      15,105,600
    6.09%, 03/09/11...............................       A1          15,000      15,200,250
  PT Alatief Freeport Co. (Netherlands),
    9.75%, 04/15/01(a)/(c)........................      Ba2           7,600       5,472,000
  Salomon, Inc., M.T.N.,
    6.59%, 02/21/01...............................      Baa1          8,250       8,408,400
    6.75%, 08/15/03...............................      Baa1          5,000       5,162,200
    7.25%, 05/01/01...............................      Baa1          8,625       8,933,430
  Textron Financial Corp.,
    6.05%, 03/16/09 1997-A........................      Aaa          17,639      17,672,740
                                                                             --------------
                                                                                413,499,337
                                                                             --------------
FOREST PRODUCTS -- 0.2%
  Fort James Corp.,
    6.234%, 03/15/11 1997-A.......................      Baa3         11,000      11,103,510
                                                                             --------------
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
FOREST PRODUCTS (CONT'D.)
INDUSTRIAL -- 2.0%
  Compania Sud Americana de Vapores, S.A. (Chile),
    7.375%, 12/08/03..............................       NR       $   5,650  $    5,070,875
  Scotia Pacific Co.,
    7.71%, 01/20/14...............................       NR           9,800       9,327,248
    7.71%, 01/20/14...............................       NR          29,500      26,428,460
  Security Capital Group,
    6.95%, 06/15/05...............................      Baa1          4,500       4,297,500
  U.S. Filter Corp.,
    6.375%, 05/15/01..............................      Ba1          20,000      19,785,600
    6.50%, 05/15/03...............................      Ba1          42,000      40,911,780
                                                                             --------------
                                                                                105,821,463
                                                                             --------------
LODGING -- 1.0%
  ITT Corp.,
    6.25%, 11/15/00...............................      Baa2         41,983      40,502,679
    6.75%, 11/15/03...............................      Baa2         14,000      12,891,620
                                                                             --------------
                                                                                 53,394,299
                                                                             --------------
MEDIA -- 1.2%
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           9,100       9,496,123
  Time Warner Inc.,
    6.625%, 05/15/29..............................      Baa3         36,000      36,628,560
  Viacom, Inc.,
    7.75%, 06/01/05...............................      Ba2          16,850      18,279,386
                                                                             --------------
                                                                                 64,404,069
                                                                             --------------
MISCELLANEOUS -- 0.1%
  Tokai Preferred Capital,
    9.98%, 12/29/49...............................       A3           6,000       5,040,000
                                                                             --------------
OIL & GAS -- 0.1%
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Ba1           4,000       4,139,880
                                                                             --------------
OIL & GAS SERVICES -- 2.0%
  KN Energy, Inc.,
    6.30%, 03/01/21...............................      Baa2         20,000      20,056,200
  R&B Falcon Corp.,
    6.50%, 04/15/03...............................      Ba1          15,375      13,965,420
    6.75%, 04/15/05...............................      Ba1          30,000      25,800,000
  Seagull Energy Co.,
    7.50%, 09/15/27...............................      Ba1           8,225       7,366,886
  Williams Companies, Inc.,
    5.95%, 02/15/10...............................      Baa2         41,000      41,045,100
                                                                             --------------
                                                                                108,233,606
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 2.1%
  Colonial Realty,
    7.00%, 07/14/07...............................      Baa3          3,350       3,212,349
  EOP Operating, L.P.,
    6.50%, 06/15/04...............................      Baa1          6,000       5,900,400
    6.625%, 02/15/05..............................      Bbb          18,187      17,827,443
  Equity Residential Properties Trust,
    6.15%, 09/15/00...............................       A3          25,000      24,835,000
    6.63%, 04/13/15...............................       A3          15,300      15,097,428
  Felcor Suites, L.P.,
    7.375%, 10/01/04..............................      Ba1          25,000      23,812,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
REAL ESTATE INVESTMENT TRUST (CONT'D.)
REAL ESTATE INVESTMENT TRUST (CONT'D.)
  Gables Realty Trust,
    6.80%, 03/15/05...............................      Baa2      $   7,500  $    7,157,175
  Simon DeBartolo Group, Inc.,
    6.75%, 06/15/05...............................      Baa1         17,500      16,969,750
                                                                             --------------
                                                                                114,812,045
                                                                             --------------
RETAIL -- 2.8%
  Dayton Hudson,
    5.95%, 06/15/00...............................       A3           9,000       9,072,270
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Ba1           3,600       3,880,548
    8.50%, 06/15/03...............................      Ba1          54,890      60,542,572
  Meyer (Fred), Inc.,
    7.15%, 03/01/03...............................      Ba2          12,445      12,947,529
  Saks, Inc.,
    7.50%, 12/01/10...............................      Baa3         29,000      28,997,970
    8.25%, 11/15/08...............................      Baa3         19,700      20,882,000
  Sears Roebuck & Co.,
    6.50%, 12/01/28...............................       A2          17,000      16,686,010
                                                                             --------------
                                                                                153,008,899
                                                                             --------------
TELECOMMUNICATIONS -- 2.1%
  360 Communication Co.,
    7.125%, 03/01/03..............................      Ba2          23,776      25,160,952
    7.60%, 04/01/09...............................      Ba1          12,885      14,601,926
  Qwest Communications International Inc.,
    7.50%, 11/01/08...............................      Ba1          39,000      40,560,000
  Sprint Corp.,
    6.875%, 11/15/28..............................      Baa1         26,000      27,021,800
  Worldcom Inc,
    6.125%, 08/15/01..............................      Baa2          7,600       7,721,448
                                                                             --------------
                                                                                115,066,126
                                                                             --------------
TOBACCO -- 0.6%
  Philip Morris Companies, Inc.,
    6.15%, 03/15/10...............................       A2          20,000      20,166,000
  RJR Nabisco, Inc.,
    8.75%, 08/15/05...............................      Baa3          4,600       4,641,722
    9.25%, 08/15/13...............................      Baa3          7,000       7,197,120
                                                                             --------------
                                                                                 32,004,842
                                                                             --------------
TRANSPORTATION/TRUCKING/SHIPPING -- 0.2%
  Ryder System, Inc.,
    7.51%, 03/24/00...............................      Baa1          3,000       3,076,080
    8.34%, 01/26/00...............................      Baa1          5,000       5,152,750
                                                                             --------------
                                                                                  8,228,830
                                                                             --------------
UTILITIES -- 1.3%
  Calenergy Co., Inc.,
    6.96%, 09/15/03...............................      Ba1          15,000      15,267,450
    8.48%, 09/15/28...............................      Ba1          23,000      25,427,190
  Enersis SA, (Chile)
    7.40%, 12/01/16...............................      Baa1          6,400       5,267,200
  Niagara Mohawk Power,
    7.00%, 10/01/00...............................      Ba3          25,000      25,250,000
                                                                             --------------
                                                                                 71,211,840
                                                                             --------------
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
UTILITIES (CONT'D.)
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 3.1%
  Federal National Mortgage Association,
    Zero Coupon, 10/09/19.........................                $  11,800  $    3,521,592
  U.S. Treasury Bond,
    6.25%, 08/15/23...............................                   10,000      11,176,600
  U.S. Treasury Note,
    4.75%, 11/15/08 (b)...........................                    3,700       3,728,897
    5.50%, 08/15/28...............................                    2,475       2,590,632
    6.50%, 05/15/05...............................                    9,600      10,521,024
    7.50%, 02/15/05...............................                    3,100       3,549,500
    6.75%, 08/15/26...............................                  109,900     131,656,903
                                                                             --------------
                                                                                166,745,148
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $1,900,228,227)....................................................   1,896,834,358
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,559,770,949)....................................................   4,796,380,889
                                                                             --------------

SHORT-TERM INVESTMENTS -- 10.9%
COMMERCIAL PAPER -- 0.4%
  Barton Capital Corp,
    5.35%, 01/04/99...............................       P1           1,700       1,699,242
  Campbell Soup Co.
    4.80%, 01/04/99...............................       P1           1,198       1,197,521
  Countrywide Home Loan,
    5.40%, 01/04/99...............................       P2           1,700       1,699,235
  CXC Inc.,
    5.30%, 01/04/99...............................       P1           1,700       1,699,249
  Dover,
    5.30%, 01/04/99...............................       NR           1,700       1,699,249
  Hershey,
    5.00%, 01/04/99...............................       P1           1,427       1,426,405
  John Hancock Capital Corp.,
    5.25%, 01/07/99...............................       P1           1,700       1,698,513
  Novartis Finance Corp.,
    5.25%, 01/04/99...............................       P1           1,500       1,499,344
  Reed Elsevier, Inc.,
    5.05%, 01/04/99...............................       P1           1,700       1,699,285
  SBC Communications,
    5.00%, 01/04/99...............................       P1           1,700       1,699,291
  Sonoco Products,
    5.35%, 01/04/99...............................       P1           1,000         999,554
  Triple-A One Plus Funding,
    5.30%, 01/04/99...............................       P1           1,500       1,499,338
  Xerox Capital Corp,
    5.30%, 01/04/99...............................       P1           1,700       1,699,249
                                                                             --------------
                                                                                 20,215,475
                                                                             --------------
LOAN PARTICIPATIONS
  Alltel Corp.,
    5.75%, 01/04/99...............................       P1           1,700       1,700,000
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 1.2%
  AT&T Capital Corp., M.T.N.,
    6.65%, 04/30/99...............................      Baa3         24,500      24,579,870

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
OTHER CORPORATE OBLIGATIONS (CONT'D.)
  Banco Ganadero, SA, M.T.N., (Colombia),
    9.75%, 08/26/99...............................       NR       $   7,300  $    7,263,500
  Comdisco, Inc.,
    6.11%, 08/04/99...............................      Baa1         12,500      12,541,375
  Okobank (Finland)
    6.793%, 1/14/99 (d)...........................       NR          12,500      12,500,000
  Tele-Communications, Inc.
    6.375%, 09/15/99..............................      Ba1           6,400       6,444,992
                                                                             --------------
                                                                                 63,329,737
                                                                             --------------
U. S. GOVERNMENT OBLIGATION -- 0.4%
  U.S. Treasury Bill,
    4.32%, 03/18/99 (b).........................................        100          99,088
    4.36%, 03/18/99 (b).........................................     22,400      22,193,820
                                                                             --------------
                                                                                 22,292,908
                                                                             --------------
REPURCHASE AGREEMENT -- 8.9%
  Joint Repurchase Agreement Account
    4.693%, 01/04/99 (Note 5)...................................    482,631     482,631,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $590,187,085)......................................................     590,169,120
                                                                             --------------
TOTAL INVESTMENTS -- 99.6%.................................................   5,386,550,009
    (cost $5,149,958,034; Note 6)
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (E).............................
                                                                                    809,059
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%..............................
                                                                                 22,622,320
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $5,409,981,388
                                                                             --------------
                                                                             --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  AG    Aktiengesellschaft (German Stock Company)
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  PLC   Public Limited Company (British Corporation)
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c)  Issue in default.

(d) Indicates a variable rate security. The maturity date presented for this instrument is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 1998.

(e)  Open futures contracts as of December 31, 1998 are as follows:

NUMBER OF                     EXPIRATION   VALUE AT         VALUE AT       APPRECIATION/
CONTRACTS         TYPE          DATE      TRADE DATE   DECEMBER 31, 1998   DEPRECIATION
Long positions:
               U.S. Treasury
  1,241                 Bond   Mar 99    $159,480,156    $  158,576,531     $ (903,625)
  1,134        S&P 500 Index   Mar 99     337,073,687       353,099,250     16,025,563
                                                                           ------------
                                                                            $15,121,938
                                                                           ------------
                                                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                           HIGH YIELD BOND PORTFOLIO
DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 93.9%                        MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS -- 86.1%                            (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
AEROSPACE -- 0.8%
  BE Aerospace, Sr. Sub. Notes....................       B1        9.50%   11/01/08  $   1,000  $    1,055,000
  Compass Aerospace Corp., Sr. Sub. Notes.........      Caa1      10.125%  04/15/05      1,500       1,447,500
  Sequa Corp., Sr. Sub. Notes.....................       B3       9.375%   12/15/03      2,000       2,070,000
  Stellex Industries, Inc., Sr. Sub. Notes........       B3        9.50%   11/01/07      1,000         870,000
  Transdigm, Inc., Sr. Sub. Notes.................       B3       10.375%  12/01/08      1,000       1,002,500
                                                                                                --------------
                                                                                                     6,445,000
                                                                                                --------------
AUTOMOTIVE PARTS -- 2.0%
  AM General Corp., Sr. Notes.....................       B3       12.875%  05/01/02      3,700       2,960,000
  Hayes Wheels Int'l., Inc., Sr. Sub. Notes.......       B2       9.125%   07/15/07      1,000       1,044,062
  JPS Automotive Products Corp., L.P., Sr.
    Notes.........................................       B2       11.125%  06/15/01      4,000       4,200,000
  Paragon Corp Holdings, Sr. Notes................       B3       9.625%   04/01/08      2,000       1,680,000
  Stanadyne Automotive, Sr. Sub. Notes............      Caa       10.25%   12/15/07      3,000       3,000,000
  Venture Holdings Trust, Sr. Notes...............       NR        9.50%   07/01/05      2,700       2,686,500
                                                                                                --------------
                                                                                                    15,570,562
                                                                                                --------------
BROADCASTING & OTHER MEDIA -- 5.6%
  Ackerley Group, Sr. Sub. Notes..................       B2        9.00%   01/15/09      3,000       3,056,250
  American Lawyer Media Holdings, Inc., Sr. Disc.
    Notes, Zero Coupon
    (until 12/15/02)..............................       B3       12.25%   12/15/08      5,000       3,100,000
  CD Radio, Inc., Sr. Disc. Notes, Zero Coupon
    (until 12/01/02)..............................      Caa       15.00%   12/01/07      4,245       2,589,450
  Chancellor Media Corp., Sr. Sub. Notes..........      Ba3        9.00%   10/01/08      3,500       3,696,875
  Globo Communicacoes E Particip., Sr. Notes
    (Brazil)......................................       NR       10.50%   12/20/06      1,300         832,000
  Grupo Televisa, Sr. Notes (Mexico)..............      Ba2       13.25%   05/15/08      3,000       2,227,500
  Liberty Group Publishing, Sr. Disc. Notes, Zero
    Coupon (until 2/01/03)........................      Caa1      11.625%  02/01/09        550         302,500
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon
    (until 3/01/03)...............................       B3       10.00%   03/01/08        500         351,250
  Mail-Well Corp, Sr. Sub. Notes..................       B1        8.75%   12/15/08      4,750       4,797,500
  NTL, Inc., Sr. Notes, Zero Coupon (until
    10/01/03).....................................       B3       12.375%  10/01/08      2,500       1,562,500
  NTL, Inc., Sr. Notes, Zero Coupon (until
    4/01/03)......................................       B3        9.75%   04/01/08      2,000       1,235,000
  Paxson Communications Corp., Sr. Sub. Notes.....       B3       11.625%  10/01/02      2,500       2,537,500
  Radio Unica, Sr. Disc. Note, Zero Coupon (until
    8/01/02)......................................       NR       11.75%   08/01/06      4,750       2,565,000
  SFX Entertainment, Sr. Sub. Notes...............       B3       9.125%   12/01/08      4,000       3,980,000
  Shop At Home, Inc., Sr. Sec'd. Notes............       B1       11.00%   04/01/05      1,250       1,275,000
  Transwestern Publishing, Sr. Disc. Notes, Zero
    Coupon (until 11/15/02).......................       B3       11.875%  11/15/08      3,650       2,418,125
  TV Azteca SA de CV, Sr. Notes (Mexico)..........       NR       10.50%   02/15/07      2,850       2,322,750
  TVN Enterainment Corp., Sr. Notes...............       NR       14.00%   08/01/08      3,750       3,187,500
  Von Hoffman, Sub. Debs..........................       NR       13.50%   05/15/09        609         626,897
  World Color Press, Sr. Sub. Notes...............       B1       8.375%   11/15/08      1,750       1,758,750
                                                                                                --------------
                                                                                                    44,422,347
                                                                                                --------------
BUILDING & RELATED INDUSTRIES -- 2.7%
  Ainsworth Lumber Co., Ltd., Bonds...............       B3       12.50%   07/15/07      5,125       5,073,750
  Engle Homes, Inc., Sr. Notes....................       B1        9.25%   02/01/08      4,400       4,400,000
  Falcon Building Products, Inc., Sr. Sub. Disc.
    Notes, Zero Coupon
    (until 6/15/02)...............................       NR       10.50%   06/15/07      1,900       1,092,500
  New Millenium Homes, Sr. Notes, Zero Coupon
    (until 6/01/99)...............................       NR       13.00%   09/03/04      3,000       2,910,000
  Presley Co., Sr. Sub. Notes.....................       B2       12.50%   07/01/01      6,157       5,202,665
  Webb (Del E.), Sr. Sub. Deb.....................       B2       9.375%   05/01/09      1,000         960,000
  Wickes Lumber Co., Sr. Notes....................       B3       11.625%  12/15/03      2,000       1,690,000
                                                                                                --------------
                                                                                                    21,328,915
                                                                                                --------------
CABLE -- 4.5%
  Adelphia Communications Corp., Sr. Notes........       B2       10.50%   07/15/04        500         547,500
  Adelphia Communications Co., PIK, Sr. Notes.....       B3        9.50%   02/15/04        250         265,625
  Avalon Cable Holding, Sr. Disc. Notes...........      Caa       11.875%  12/01/08      6,000       3,360,000
  Avalon Cable Holding, Sr. Sub. Notes............       B3       9.375%   12/01/08      2,000       2,040,000
  Diamond Cable Communications, Sr. Disc. Notes,
    Zero Coupon (until 2/15/02) (United
    Kingdom)......................................       NR       12.75%   02/15/07      4,000       2,840,000
  Diva Systems Corp., Sr. Disc. Notes, Zero Coupon
    (until 3/01/03)...............................       NR       12.625%  03/01/08      1,000         372,000
  Echostar Satellite, Sr. Disc. Notes, Zero Coupon
    (until 3/15/00)...............................       B3       13.125%  03/15/04      1,500       1,496,250
  Falcon Holding Group, Sr. Disc. Deb., Zero
    Coupon (until 4/15/03)........................       B2       9.285%   04/15/10      2,000       1,350,000
  Intermedia Capital Partners, Sr. Notes..........       B2       11.25%   08/01/06      3,380       3,802,500
  International Cabletel, Inc., Sr. Disc. Notes,
    Zero Coupon (until 4/15/00)...................       B3       12.75%   04/15/05      6,100       5,551,000
  Renaissance Media, Sr. Disc. Notes, Zero Coupon
    (until 4/15/03)...............................       B3       10.00%   04/15/08      1,000         675,000
  Rogers Cablesystems, Inc., Sr. Sec'd. Deb.,
    (Canada)......................................      Ba3       10.00%   12/01/07      1,000       1,125,000
  Rogers Cablesystems, Inc., Sr. Sec'd Notes,
    (Canada)......................................      Ba3       10.00%   03/15/05      1,175       1,960,000
  Scott Cable Communications, Jr. Sub. PIK........       NR       16.00%   07/18/02        108          21,600
  Scott Cable Communications, Dep. Rec., PIK......       NR       15.00%   03/18/02        908       1,016,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  Star Choice Communications, Inc., Sr. Notes,
    (Canada)......................................       NR       13.00%   12/15/05  $   3,000  $    3,015,000
  Telewest Communications PLC, Sr. Disc. Deb.,
    Zero Coupon (until 10/01/00) (United
    Kingdom)......................................       B1       11.00%   10/01/07      1,000         832,500
  United International Holdings, Sr. Disc. Notes,
    Zero Coupon (until 2/15/03)...................       B3       10.75%   02/15/08      9,750       5,216,250
                                                                                                --------------
                                                                                                    35,486,975
                                                                                                --------------
CHEMICALS -- 0.8%
  GNI Group, Inc., Sr. Notes......................       B2       10.875%  07/15/05      4,000       3,520,000
  Sterling Chemical Holdings, Inc., Sr. Disc.
    Notes, Zero Coupon (until 8/15/01)............      Caa       13.50%   08/15/08      4,060       1,542,800
  Sterling Chemical Holdings, Inc., Sr. Sub.
    Notes.........................................       B3       11.75%   08/15/06      1,000         850,000
                                                                                                --------------
                                                                                                     5,912,800
                                                                                                --------------
CONSUMER PRODUCTS -- 3.7%
  CB Richard Ellis Services, Inc., Bonds..........      Ba3       8.875%   06/01/06      2,000       1,960,000
  Coinstar Inc., Sr. Disc. Notes, Zero Coupon
    (until 10/01/99)..............................       NR       13.00%   10/01/06      5,025       4,271,250
  Corning Consumer Products, Sr. Sub. Notes.......       B3       9.625%   05/01/08      3,250       2,275,000
  Edison Brothers Corp., Sr. Notes................       NR       11.00%   09/26/07      3,680       1,104,000
  Electronic Retailing Systems, Sr. Disc. Notes,
    Zero Coupon (until 2/01/00)...................       NR       13.25%   02/01/04      2,000         700,000
  Hedstrom Corp., Sr. Sub. Notes..................       B3       10.00%   06/01/07        900         765,000
  Hedstrom Holding, Inc., Sr. Disc. Notes, Zero
    Coupon (until 6/01/02)........................      Caa       12.00%   06/01/09        400         180,000
  Icon Health & Fitness, Sr. Sub. Notes...........      Caa       13.00%   07/15/02      3,000       1,800,000
  IHF Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 11/15/99)..............................       NR       15.00%   11/15/04      2,250         247,500
  Interact Systems, Inc., Sr. Disc. Notes, Zero
    Coupon (until 8/1/99)(b) (cost $4,070,320;
    purchased 7/30/96)............................       NR       14.00%   08/01/03      4,400       1,760,000
  La Petite Holding, Sr. Notes....................       B3       10.00%   05/15/08        750         742,500
  Loewen Group, Inc., Sr. Gtd. Notes..............      Ba1        8.25%   10/15/03      3,000       2,542,500
  Packaging Resources Group, Sr. Notes, PIK.......       NR       13.00%   06/30/03      2,114       1,775,685
  Revlon Consumer Prod. Corp., Sr. Notes, PIK.....       B2        9.00%   11/01/06      2,250       2,227,500
  Sealy Mattress Co., Sr. Sub. Disc. Notes, Zero
    Coupon (until 12/15/02).......................       B3       10.875%  12/15/07      2,500       1,500,000
  Syratech Corp., Sr. Notes.......................       B1       11.00%   04/15/07      2,500       2,025,000
  Waste System International, Sr. Sub. Notes......      Caa1       7.00%   05/13/05      2,000       1,930,000
  Windmere-Durable Holdings, Inc., Sr. Notes......       B3       10.00%   07/31/08      2,000       1,870,000
                                                                                                --------------
                                                                                                    29,675,935
                                                                                                --------------
CONTAINERS -- 0.7%
  Ball Corp., Sr. Sub. Notes......................       B1        8.25%   08/01/08        250         261,250
  Consumers Intl, Inc., Sr. Sec'd. Notes..........      Ba3       10.25%   04/01/05      3,850       4,042,500
  Radnor Holdings, Sr. Notes......................       B2       10.00%   12/01/03      1,500       1,507,500
                                                                                                --------------
                                                                                                     5,811,250
                                                                                                --------------
DRUGS & HEALTHCARE -- 4.7%
  Abbey Healthcare Group, Inc., Bonds.............       B1        9.50%   11/01/02        500         485,000
  Dade International, Inc., Sr. Sub. Notes........       B3       11.125%  05/01/06      6,250       6,875,000
  Fresenius Medical Co., Gtd. Notes...............      Ba3       7.875%   02/01/08      2,100       2,079,000
  Fresenius Med. Core Capital Trust, Gtd. Notes...      Ba3        9.00%   12/01/06      1,500       1,569,375
  Graham-Field Health Products, Inc., Sr. Sub.
    Notes.........................................       B3        9.75%   08/15/07      5,000       3,300,000
  Harborside Healthcare, Zero Coupon (until
    08/01/03).....................................       B3       11.00%   08/01/08      2,500       1,200,000
  ICN Pharmaceuticals, Inc., Sr. Notes............      Ba3        8.75%   11/15/08      4,750       4,773,750
  Integrated Health Services, Inc., Sr. Sub.
    Notes.........................................       B2        9.25%   01/15/08      3,250       3,055,000
  Magellan Health Services, Bonds.................       B3        9.00%   02/15/08      7,000       6,160,000
  Mariner Post Acute Network, Inc., Sr. Sub. Disc.
    Notes, Zero Coupon (until 11/ 01/02)..........       B3       10.50%   11/01/07      3,000       1,455,000
  Medaphis Corp., Sr. Notes.......................       B2        9.50%   02/15/05        350         269,500
  Mediq, Inc., Sr. Sub. Notes.....................       B3       11.00%   06/01/08      1,000         960,000
  Sun Healthcare, Sr. Notes.......................       B2        9.50%   07/01/07      3,750       3,000,000
  Vencor Inc., Sr. Sub. Notes.....................       B3       9.875%   05/01/05      2,500       2,050,000
                                                                                                --------------
                                                                                                    37,231,625
                                                                                                --------------
ENERGY -- 5.0%
  Anker Coal Group Inc., Sr. Notes................       B3        9.75%   10/01/07      3,000       1,590,000
  Bayard Drilling Technologies, Inc., Sr. Notes...       B2       11.00%   06/30/05      1,500       1,650,000
  Chesapeake Energy Corp., Sr. Notes..............       B1       9.625%   05/01/05      2,500       1,875,000
  Chiles Offshore, Sr. Notes......................       B3       10.00%   05/01/08      1,000         800,000
  Clark USA, Inc., Sr. Notes......................       B3       10.875%  12/01/05      1,250       1,162,500
  Gothic Production Corp., Sr. Notes..............       B3       11.125%  05/01/05      1,250         975,000
  Grant Geophysical, Inc., Sr. Notes..............       B3        9.75%   02/15/08      4,000       2,720,000
  Great Lakes Carbon Corp., Sr. Sub. Notes........       B3       10.25%   05/15/08      2,000       2,015,000
  Grey Wolf, Sr. Notes............................       B1       8.875%   07/01/07      2,000       1,450,000
  Ocean Rig Norway Co., Gtd. Notes................       B3       10.25%   06/01/08      2,000       1,600,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  P & L Coal Holding, Sr. Notes...................       NR       8.875%   05/15/08  $   2,000  $    2,040,000
  P & L Coal Holding, Sr. Sub. Notes..............       NR       9.625%   05/15/08      3,750       3,815,625
  Parker Drilling Corp., Sr. Notes................       B1        9.75%   11/15/06        850         760,750
  Petroleum Mexicanos, Gtd. Notes (Mexico)........      Ba2       9.375%   12/02/08      1,500       1,477,500
  Petroleum Heat & Power, Inc., Sub. Deb.(b) (cost
    $2,779,064; purchased on various dates:
    1/27/94 through 1/31/97)......................       B2       9.375%   02/01/06      3,000       2,730,000
  Petroleum Heat & Power, Inc., Sub. Deb.(b) (cost
    $832,534; purchased
    3/16/95)......................................       B2       12.25%   02/01/05        813         796,740
  R & B Falcon Corp., Sr. Notes...................      Ba1        9.50%   12/15/08      3,000       3,000,000
  Seven Seas Petroleum, Inc., Sr. Notes...........      Caa1      12.50%   05/15/05      1,500       1,012,500
  Tesoro Petroleum Corp., Sr. Sub. Notes..........       B1        9.00%   07/01/08      3,000       2,910,000
  Transamerican Energy Corp., Sr. Disc. Notes.....       NR       11.50%   06/15/02        900         261,000
  Universal Compression Holdings, Sr. Disc. Notes,
    Zero Coupon (until 2/15/03)...................       B2       9.875%   02/15/08      1,750       1,050,000
  Universal Compression Holdings, Sr. Disc. Notes,
    Zero Coupon (until 2/15/03)...................       B3       11.375%  02/15/09        700         399,000
  York Power Funding, Sr. Sec'd. Notes (Cayman
    Islands)......................................      Ba3       12.00%   10/30/07      3,000       2,940,000
                                                                                                --------------
                                                                                                    39,030,615
                                                                                                --------------
FINANCIAL SERVICES -- 2.1%
  AmeriCredit Corp., Sr. Notes....................       B1        9.25%   02/01/04      1,350       1,299,375
  Amresco, Inc., Sr. Sub. Notes(b) (cost
    $4,310,000; purchased 2/24/98 and
    11/25/98).....................................       B2       9.875%   03/15/05      4,600       3,220,000
  BF Saul Corp., Sr. Notes........................       B3        9.75%   04/01/08      1,750       1,610,000
  Delta Financial Corp., Sr. Notes................       B1        9.50%   08/01/04      1,075         903,000
  Fuji LLC, Bonds, Zero Coupon (until 06/30/08)...      Baa2       9.87%   12/31/49      2,000       1,430,000
  Korea Development Bank, Bonds (Korea)...........      Ba1        7.90%   02/01/02      3,000       2,851,800
  SB Treasury Co., Bonds, Zero Coupon (until
    06/30/08).....................................       A2        9.40%   12/29/49      5,000       4,650,000
  Nationwide Credit, Sr. Notes....................       B3       10.25%   01/15/08        850         688,500
                                                                                                --------------
                                                                                                    16,652,675
                                                                                                --------------
FOOD & BEVERAGE -- 2.9%
  Advantica Restaurant Group, Sr. Notes...........       NR       11.25%   01/15/08      5,762       5,834,501
  Carrols Corp., Sr. Sub. Notes...................       B2        9.50%   12/01/08      2,500       2,518,750
  Favorite Brands, Sr. Notes......................       B3       10.75%   05/15/06        550         451,000
  Fresh Foods, Inc., Bonds........................       B3       10.75%   06/01/06      2,500       2,300,000
  FRI-MRD Corp., Sr. Disc. Notes, Zero Coupon
    (until 8/01/99)...............................       NR       15.00%   01/24/02      3,000       2,711,250
  Grupo Azucarero, Sr. Notes (Mexico).............       B3       11.50%   01/15/05      4,000       1,400,000
  Packaged Ice, Inc., Sr. Notes...................       B3        9.75%   02/01/05      4,000       4,000,000
  Premium Standard Farms, Sr. Sec'd. Notes, PIK
    (b) (cost $255,739; purchased 9/17/96 and
    3/03/97)......................................       NR       11.00%   09/17/03        256         268,526
  Specialty Foods Acquisition Corp., Sr. Notes,
    PIK...........................................       B2       10.25%   08/15/01      2,765       2,543,800
  Specialty Foods Corp., Sr. Sub. Notes...........      Caa       11.25%   08/15/03      1,850         795,500
                                                                                                --------------
                                                                                                    22,823,327
                                                                                                --------------
GAMING -- 4.8%
  Alliance Gaming Corp., Gtd. Notes...............       B3       10.00%   08/01/07      1,000         915,000
  Aztar Corp., Sr. Sub. Notes.....................       B2       13.75%   10/01/04      1,500       1,665,000
  Blue Chip Casino, Sr. Sub. Notes................       NR        9.50%   09/15/02      6,749       5,567,925
  Casino America, Sr. Notes.......................       B1       12.50%   08/01/03      2,000       2,210,000
  Casino Magic Finance Corp., First Mtge. Bonds...       B3       13.00%   08/15/03      3,750       4,237,500
  Colorado Gaming & Entertainment, Sr. Notes,
    PIK...........................................       NR       12.00%   06/01/03      3,590       3,841,264
  Fitzgeralds Gaming, Sr. Notes...................       B3       12.25%   12/15/04      2,375       1,282,500
  Grand Casinos, Inc., Sr. Notes..................       B2        9.00%   10/15/04      1,000       1,125,000
  Isle of Capri Black Hawk, LLC, First Mtg.
    Notes.........................................       B3       13.00%   08/31/04      4,000       4,400,000
  Lady Luck Gaming, First Mtge. Notes.............       B3       11.875%  03/01/01      2,500       2,525,000
  Louisiana Casino Cruises, Inc., Sr. Notes, Zero
    Coupon (until 03/01/99).......................       NR       12.25%   12/01/01      4,000       4,000,000
  Majestic Star Casino, Sr. Notes.................       B2       12.75%   05/15/03      1,150       1,207,500
  Santa Fe Hotel, Inc., Sr. Notes.................       B2       11.00%   12/15/00      2,750       2,612,500
  Trump Atlantic City Assoc., First Mtge. Notes...       B1       11.25%   05/01/06      1,500       1,320,000
  Trump Atlantic City Assoc., First Mtge. Notes...      Caa       11.75%   11/15/03      2,100       1,680,000
                                                                                                --------------
                                                                                                    38,589,189
                                                                                                --------------
INDUSTRIAL -- 6.2%
  Allied Waste Industries, Inc. Sr. Disc. Notes...      Ba2       7.625%   01/01/06      3,250       3,290,625
  Allied Waste Industries, Inc. Sr. Disc. Notes...      Ba2       7.875%   01/01/09     10,000      10,125,000
  Clean Harbors, Inc., Sr. Notes..................       B2       12.50%   05/15/01      1,500       1,275,000
  Continental Global Group, Sr. Notes.............       B2       11.00%   04/01/07      4,120       3,522,600
  Eagle-Picher Industries, Sr. Sub. Notes.........       B3       9.375%   03/01/08      1,250       1,181,250
  ICF Kaiser International, Inc., Sr. Sub.
    Notes.........................................       B3       13.00%   12/31/03      4,450       2,225,000
  Interlake Corp., Sr. Sub. Notes.................       B3       12.125%  03/01/02      1,500       1,515,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  International Wireless Group, Sr. Sub. Notes....       NR       11.75%   06/01/05  $   3,000  $    3,157,500
  Kaiser Aluminum & Chemical Corp., Sr. Sub.
    Notes.........................................       B2       12.75%   02/01/03      4,000       3,920,000
  Moll Industries, Sr. Sub. Notes.................       B3       10.50%   07/01/08      1,000         970,000
  Motors & Gears, Inc., Sr. Notes.................       B3       10.75%   11/15/06      3,500       3,570,000
  Neenah Corp., Sr. Sub. Notes....................       B3       11.125%  05/01/07        750         770,625
  RBX Corp., Sr. Notes............................       B2       12.00%   01/15/03      3,650       2,956,500
  Thermadyne Holdings, Deb., Zero Coupon (until
    6/01/03)......................................      Caa1      12.50%   06/01/08      2,375       1,045,000
  Thermadyne Manufacturing, Sr. Sub. Notes........       B3       9.875%   06/01/08      2,500       2,275,000
  UCAR Global Enterprises, Sr. Sub. Notes.........       B1       12.00%   01/15/05      3,000       3,150,000
  Viasystems, Inc., Sr. Sub. Notes................       B3        9.75%   06/01/07      4,000       3,980,000
                                                                                                --------------
                                                                                                    48,929,100
                                                                                                --------------
LEISURE & TOURISM -- 1.1%
  Bally Health & Tennis Corp., Sr. Sub. Notes.....       B3       9.875%   10/15/07      5,000       4,900,000
  Loews Cineplex, Sr. Notes.......................       B3       8.875%   08/01/08        500         516,250
  Premier Cruises Ltd., Sr. Notes, PIK............       B3       11.00%   03/15/08      1,000         500,000
  Outboard Marine Corp., Sr. Notes................       B3       10.75%   06/01/08      2,500       2,437,500
                                                                                                --------------
                                                                                                     8,353,750
                                                                                                --------------
LODGING -- 1.0%
  Hilton Hotels, Sr. Notes........................      Baa1       7.50%   12/15/17      1,000         956,250
  HMH Properties, Inc., Sr. Notes.................      Ba2        8.45%   12/01/08      4,250       4,250,000
                                                                                                --------------
                                                                                                     5,206,250
                                                                                                --------------
OIL & GAS -- 0.8%
  Empire Gas Corp., Sr. Notes, Zero Coupon (until
    07/15/99).....................................      Caa        7.00%   07/15/04      5,300       4,147,250
  Gulf Canada Resources, Ltd., Sr. Sub. Notes.....       B2        9.25%   01/15/04      1,000       1,024,680
  Gulf Canada Resources, Ltd., Sub. Deb...........      Ba3       9.625%   07/01/05      1,000       1,045,000
                                                                                                --------------
                                                                                                     6,216,930
                                                                                                --------------
PAPER/PACKAGING -- 5.1%
  AMM Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 7/01/03)...............................      Caa       13.50%   07/01/09      6,000       2,640,000
  APP International Finance, Sr. Sec'd. Notes.....      Ba3       11.75%   10/01/05      2,600       1,716,000
  Envirodyne Industries, Inc., Sr. Disc. Notes....       B1       12.00%   06/15/00        721         722,802
  Envirodyne Industries, Inc., Sr. Notes..........       B3       10.25%   12/01/01      2,325       1,860,000
  Gaylord Container Corp., Sr. Notes..............       B         9.75%   06/15/07      2,100       1,806,000
  Gaylord Container Corp., Sr. Sub. Notes.........      Caa1      9.875%   02/15/08      1,300         949,000
  Graham Packaging, Sr. Disc. Notes, Zero Coupon
    (until 1/15/03)...............................      Caa1      10.75%   01/15/09      1,100         759,000
  Maxxam Group Holdings, Inc., Sr. Notes..........       NR       12.00%   08/01/03      7,550       7,757,625
  Millar Western Forest, Sr. Notes................       B3       9.875%   05/15/08      2,250       1,687,500
  Repap New Brunswick, Inc., Sr. Sec'd. Notes.....       B3       10.625%  04/15/05      3,000       2,010,000
  SD Warren Co., Sr. Sub. Notes...................       B1       12.00%   12/15/04      3,000       3,255,000
  Silgan Holdings, Inc., Sub. Debs................       NR       13.25%   07/15/06      3,149       3,463,900
  Stone Container Corp., Sr. Sub. Deb.............       B2       12.58%   08/01/16        250         264,375
  Stone Container Corp., Sr. Sub. Notes...........       B3       12.25%   04/01/02      6,150       6,150,000
  Tekni-Plex Inc., Sr. Sub. Notes.................       B3       11.25%   04/01/07        750         832,500
  U.S. Timberlands Klamath Fall, LLC, Sr. Notes...       B1       9.625%   11/15/07      2,250       2,261,250
  United Stationer Supply Co., Sr. Sub. Notes.....       B3       12.75%   05/01/05      2,200       2,453,000
                                                                                                --------------
                                                                                                    40,587,952
                                                                                                --------------
PUBLISHING -- 0.6%
  Sullivan Graphics, Inc., Sr. Sub. Notes.........      Caa       12.75%   08/01/05      4,500       4,567,500
                                                                                                --------------
RETAIL -- 5.6%
  County Seat Stores, Inc., Sr. Notes.............       NR       12.75%   11/01/04      3,750       1,875,000
  Duane Reade, Inc., Sr. Sub. Notes...............       B3        9.25%   02/15/08        400         412,000
  Frank's Nursery & Crafts, Sr. Sub. Notes........       B3       10.25%   03/01/08      2,100       2,079,000
  French Fragrances, Inc..........................       B2       10.375%  05/15/07        470         462,950
  Hechinger Co., Sr. Notes........................       B2        6.95%   10/15/03      5,025       3,115,500
  Merisel Inc., Sr. Notes.........................       Ca       12.50%   12/31/04      5,250       5,407,500
  Musicland Stores, Sr. Sub. Notes................       B1        9.00%   06/15/03      4,600       4,393,000
  New Sassco, Inc., Sr. Notes.....................       NR       12.75%   03/31/04      7,171       7,099,290
  Pamida, Inc., Sr. Notes.........................       B3       11.75%   03/15/03      5,374       5,159,040
  Phar-Mor, Inc., Sr. Notes.......................       B3       11.72%   09/11/02      4,564       4,769,380
  Phillips Van-Heusen, Corp., Sr. Notes...........       B1        9.50%   05/01/08      1,250       1,250,000
  Saks, Inc., Gtd. Sr. Sub. Notes.................      Baa3       8.25%   11/15/08      2,500       2,650,000
  Speedy Muffler King, Inc., Bonds................       B1       10.875%  10/01/06      4,500       4,635,000
  US Office Products, Sr. Sub. Notes..............       B3        9.75%   06/15/08      1,250         787,500
                                                                                                --------------
                                                                                                    44,095,160
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
STEEL & METAL -- 2.5%
  AK Steel Corp., Sr. Notes.......................      Ba2       9.125%   12/15/06  $     500  $      523,750
  Doe Run Resources Corp., Sr. Notes..............       B3       11.25%   03/15/05      2,000       1,600,000
  Northwestern Steel & Wire, Sr. Notes............       B3        9.50%   06/15/01      1,000         600,000
  Pohang Iron & Steel, Notes......................      Ba1       7.125%   07/15/04      5,000       4,311,000
  Pohang Iron & Steel, Sr. Notes..................      Ba1       6.625%   07/01/03      2,000       1,767,000
  Renco Steel Holdings, Sr. Notes.................       NR       10.875%  02/01/05        500         430,000
  Sheffield Steel Corp., First Mtg. Notes.........       NR       11.50%   12/01/05      3,500       2,975,000
  WCI Steel, Inc., Sr. Notes......................       B2       10.00%   12/01/04      2,000       1,985,000
  Wheeling-Pittsburgh Corp., Sr. Notes............       B2        9.25%   11/15/07      3,325       3,125,500
  WHX Corp., Sr. Notes............................       B3       10.50%   04/15/05      2,350       2,138,500
                                                                                                --------------
                                                                                                    19,455,750
                                                                                                --------------
SUPERMARKETS -- 1.5%
  Homeland Stores, Inc., Notes....................       NR       10.00%   08/01/03      5,760       5,011,200
  Pantry, Inc., Sr. Sub. Notes....................       B3       10.25%   10/15/07      3,500       3,657,500
  Pathmark Stores, Sr. Sub. Notes.................       B2       9.625%   05/01/03      3,500       3,430,000
                                                                                                --------------
                                                                                                    12,098,700
                                                                                                --------------
TECHNOLOGY -- 2.2%
  Ampex, Sr. Notes................................       NR       12.00%   03/15/03      5,000       5,200,000
  Anacomp, Inc., Sr. Sub. Notes...................       B3       10.875%  04/01/04      4,000       4,120,000
  Decisionone Corp., Sr. Sub. Notes...............       B3        9.75%   08/01/07      4,000       1,840,000
  Details Holdings Corp., Sr. Disc. Notes, Zero
    Coupon (until 11/15/02).......................       NR       12.50%   11/15/07      1,300         715,000
  Details, Inc., Sr. Sub. Notes...................       B3       10.00%   11/15/05      1,000         950,000
  DII Group, Sr. Sub. Notes.......................       B1        8.50%   09/15/07      2,000       1,980,000
  Jordan Telecommunication Products, Inc., Sr.
    Notes.........................................       NR       9.875%   08/01/07      2,900       2,900,000
                                                                                                --------------
                                                                                                    17,705,000
                                                                                                --------------
TELECOMMUNICATIONS -- 15.8%
  21st Century Telecom Group, Inc., Sr. Disc.
    Notes, Zero Coupon (until 2/15/03)............       NR       12.25%   02/15/08      1,500         630,000
  Allegiance Telecommunications, Inc., Sr. Disc.
    Notes, Zero Coupon
    (until 2/15/03)...............................       NR       11.75%   02/15/08      3,800       1,748,000
  Allegiance Telecommunications, Inc., Sr.
    Notes.........................................       NR       12.875%  05/15/08      1,750       1,706,250
  American Communication Lines, Bonds.............       B1       10.25%   06/30/08      3,000       3,060,000
  AMSC Acquisition Co., Inc., Sr. Notes...........       NR       12.25%   04/01/08      2,100       1,302,000
  Arch Communications, Inc., Sr. Notes............      Caa       12.75%   07/01/07        500         492,500
  Bestel, SA, Sr. Disc. Notes, Zero Coupon (until
    5/15/01)......................................       NR       12.75%   05/15/05      2,500       1,450,000
  Birch Telecommunications, Inc., Sr. Notes.......       NR       14.00%   06/15/08      2,500       2,300,000
  Caprock Communications Sr. Notes................      Caa       12.00%   07/15/08      2,500       2,400,000
  CCPR Services, Inc., Gtd. Notes.................       B2       10.00%   02/01/07      1,500       1,485,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes,
    Zero Coupon (until 10/01/02)(b) (cost
    $177,691; purchased 6/9/98)...................       NR       14.00%   10/01/07      6,000       1,320,000
  Classic Communications, Inc. Sr. Disc. Notes,
    Zero Coupon (until 08/01/03)..................      Caa       13.250%  08/01/09      2,000       1,230,000
  Coaxial Communications, Inc., Sr. Disc. Notes...       B3       10.00%   08/15/06      1,250       1,287,500
  Crown Castle International, Sr. Disc. Notes,
    Zero Coupon (until 11/15/02)..................       B3       10.625%  11/15/07        500         345,000
  DTI Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 3/01/03)...............................       NR       12.50%   03/01/08      1,000         255,000
  E. Spire Communication, Sr. Disc. Notes, Zero
    Coupon (until 07/01/03).......................       NR       10.625%  07/01/08      2,850       1,140,000
  Echostar Communication Sr. Disc. Notes, Zero
    Coupon (until 06/01/99).......................      Caa       12.875%  06/01/04      1,000       1,025,000
  Econophone, Inc., Sr. Disc. Notes, Zero Coupon
    (until 2/15/03)...............................       NR       11.00%   02/15/08      3,500       1,662,500
  First World Communications, Inc., Sr. Disc.
    Notes, Zero Coupon (until 4/15/03)............       NR       13.00%   04/15/08      3,000         915,000
  Focal Communications Corp., Zero Coupon (until
    2/15/03)......................................       NR       12.125%  02/15/08      2,850       1,510,500
  Geotek Communication, Inc., Sr. Disc. Notes,
    Zero Coupon (until 7/15/00)(d)................      Caa       15.00%   07/15/05      4,512       1,534,080
  Global Telesystems, Sr. Notes...................      Caa2      9.875%   02/15/05      1,200       1,140,000
  Globix Corp., Sr. Notes.........................       NR       13.00%   05/01/05      1,250       1,025,000
  GST Telecommunications, Inc., Sr. Disc. Notes,
    Zero Coupon
    (until 12/15/00)..............................       NR       13.875%  12/15/05        650         533,000
  GST Telecommunications, Inc., Sr. Notes, Zero
    Coupon (until 12/15/00).......................       NR       13.875%  12/15/05      5,950       4,254,250
  GST Telecommunications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 5/01/03)...................       NR       10.50%   05/01/08      1,250         575,000
  Hyperion Telecommunications, Inc., Sr. Disc.
    Notes, Zero Coupon
    (until 04/15/01)(b) (cost $2,226,875;
    purchased on various dates: 2/23/98 through
    6/26/98)......................................       NR       13.00%   04/15/03      1,350         972,000
  ICG Holdings Inc., Sr. Sub. Notes, Zero Coupon
    (until 9/15/00)...............................       NR       13.50%   09/15/05      2,000       1,660,000
  ICG Services, Inc., Sr. Disc. Notes, Zero Coupon
    (until 5/01/03)...............................       NR       9.875%   05/01/08      2,000       1,030,000
  ICO Global Communications Sr. Sub. Notes........       B3       15.00%   08/01/05      2,950       2,212,500
  Impsat Corp., Sr. Notes.........................       B2       12.375%  06/15/08      2,000       1,620,000
  Impsat Corp., Gtd. Sr. Notes....................       B2       12.125%  07/15/03      3,150       2,772,000
  IPC Information Systems, Inc., Sr. Disc. Notes,
    Zero Coupon (until 5/01/01)...................       B3       10.85%   05/01/08      2,250       1,406,250
  Iridium, LLC, Gtd. Notes........................       B3       10.875%  07/15/05      1,000         855,000
  Iridium, LLC, Gtd. Notes........................       B3       14.00%   07/15/05      2,500       2,375,000
  Level 3 Communications, Sr. Disc. Notes, Zero
    Coupon (until 12/01/03).......................       B3       10.50%   12/01/08      5,750       3,342,187

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  Level 3 Communications, Sr. Notes...............       B3       9.125%   05/01/08  $   1,250  $    1,239,063
  Long Distance International, Inc., Sr. Notes....       NR       12.25%   04/15/08      2,000       1,600,000
  Mastec, Inc., Sr. Notes.........................      Ba3        7.75%   02/01/08      1,000         965,000
  McCaw Int'l. Ltd., Sr. Disc. Notes, Zero Coupon
    (until 4/15/02)...............................       NR       13.00%   04/15/07      2,000       1,090,000
  Metronet Communications Corp., Zero Coupon
    (until 6/15/03)...............................       B3        9.95%   06/15/08      4,000       2,450,000
  Netia Holdings, Sr. Disc. Notes, Zero Coupon
    (until 11/01/01)..............................       B3       11.25%   11/01/07      3,000       1,695,000
  Netia Holdings, Sr. Notes.......................       B        10.25%   11/01/07        850         726,750
  Nextel Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 09/15/02)..................       B2       10.65%   09/15/07        600         385,500
  Nextel Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 2/15/03)...................       B2        9.95%   02/15/08      5,900       3,540,000
  Nextel Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 8/15/99)...................       B2        9.75%   08/15/04      2,500       2,425,000
  Nextel Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 10/31/02)..................       B3        9.75%   10/31/07      1,000         610,000
  Northeast Optic, Sr. Notes......................       NR       12.75%   08/15/08      2,000       1,940,000
  Omnipoint Corp., Sr. Notes, Series A............       B3       11.625%  08/15/06      5,875       4,112,500
  Pagemart Nationwide, Inc., Sr. Disc. Notes,
    Series H, Zero Coupon
    (until 2/01/00)...............................       NR       15.00%   02/01/05      7,500       6,600,000
  Pagemart Wireless, Inc., Sr. Disc. Notes, Zero
    Coupon (until 2/01/03)........................       NR       11.25%   02/01/08      2,500       1,150,000
  Price Communications Wireless, Inc., Sr. Sub.
    Notes.........................................       NR       11.75%   07/15/07      5,000       5,275,000
  PTC International Finance Corp., Gtd. Notes,
    Zero Coupon (until 7/01/02)...................       NR       10.75%   07/01/07      1,750       1,207,500
  RCN Corp., Sr. Disc. Notes, Zero Coupon (until
    10/15/02).....................................       B3       11.125%  10/15/07      1,250         725,000
  Rogers Cantel, Inc., Sr. Sub. Notes, Zero Coupon
    (until 11/30/02)..............................       B2        8.80%   10/01/07      3,400       3,425,500
  RSL Communications PLC, Sr. Sec'd Notes.........       B3       12.00%   11/01/08      1,500       1,552,500
  Splitrock Service, Inc., Sr. Notes..............       NR       11.75%   07/15/08      1,750       1,522,500
  Telegroup, Inc., Sr. Disc. Notes, Zero Coupon
    (until 11/01/01)..............................       NR       10.50%   11/01/04      4,000       2,040,000
  Time Warner Telecom LLC., Sr. Notes.............       B2        9.75%   07/15/08      2,750       2,873,750
  Unisite, Inc., Sr. Disc. Notes..................       NR       13.00%   12/15/04      4,000       4,562,800
  US Xchange, LLC, Sr. Notes......................       NR       15.00%   07/01/08      2,250       2,295,000
  USA Mobile Communications, Sr. Notes............       B2        9.50%   02/01/04      5,000       4,500,000
  Versatel Telecommunications, Sr. Notes..........       NR       13.25%   05/15/08      2,000       1,980,000
  Viatel, Inc., Sr. Disc. Notes, Zero Coupon
    (until 4/15/03)...............................       NR       12.50%   04/15/08      1,100         627,000
  Viatel, Inc., Sr. Notes.........................      Caa1      11.25%   04/15/08      1,500       1,507,500
  WamNet, Inc., Sr. Disc. Notes, Zero Coupon
    (until 3/01/02)...............................       NR       13.25%   03/01/05      1,000         550,000
  Winstar Communications, Sr. Notes...............      Caa1      14.00%   10/15/05      1,500       1,085,625
  Worldwide Fiber, Inc., Sr. Notes................       B3       12.50%   12/15/05      4,000       4,000,000
                                                                                                --------------
                                                                                                   124,829,005
                                                                                                --------------
TEXTILES -- 1.2%
  Cluett American Corp., Sr. Sub. Notes...........       NR       10.125%  05/15/08      3,560       3,364,200
  Foamex, L.P., Sr. Sub. Notes....................       B3       9.875%   06/15/07      2,950       3,186,000
  Steel Heddle Manufacturing, Sr. Sub. Notes......       B3       10.625%  06/01/08      2,000       1,400,000
  Worldtex, Inc., Gtd. Notes......................       B1       9.625%   12/15/07      2,000       1,780,000
                                                                                                --------------
                                                                                                     9,730,200
                                                                                                --------------
TRANSPORTATION -- 2.2%
  Aircraft Funding, Sr. Sub. Notes, PIK...........       NR       12.00%   07/15/99      1,051       1,008,970
  Airplanes Pass-through Trust, Sr. Notes.........      Ba2       10.875%  3/15/19       1,000       1,050,000
  Airtran Airlines, Inc., Gtd. Notes..............       NR       10.50%   04/15/01      3,000       2,580,000
  Canadian Airlines, Sr. Notes....................       NR       12.25%   08/01/06        750         525,000
  Continental Airlines, Inc., Sr. Notes...........      Ba2        8.00%   12/15/05      3,000       2,964,300
  Holt Group, Sr. Notes...........................      Caa1       9.75%   01/15/06        800         552,000
  Kitty Hawk, Inc., Sr. Notes.....................       B1        9.95%   11/15/04      2,000       1,970,000
  Stena Line AB, Sr. Notes........................       B1       10.625%  06/01/08      2,000       1,800,000
  Trans World Airlines, Sr. Notes.................       NR       11.50%   12/15/04      1,750       1,487,500
  Trism, Inc., Bonds..............................       B2       10.75%   12/15/00      3,750       2,118,750
  Valuejet, Inc., Sr. Notes.......................       B3       10.25%   04/15/01      2,500       1,412,500
                                                                                                --------------
                                                                                                    17,469,020
                                                                                                --------------
UTILITIES -- 0.1%
  Korea Electric Power, Notes.....................      Ba1        7.00%   10/01/02      1,185       1,066,382
                                                                                                --------------
TOTAL CORPORATE BONDS
  (cost $749,262,856).........................................................................     679,291,914
                                                                                                --------------

CONVERTIBLE BONDS -- 0.2%
OIL & GAS SERVICES -- 0.2%
  Key Energy Group, Inc., Sub. Notes..............       NR        5.00%   09/15/04      4,000       1,800,000
                                                                                                --------------
TELECOMMUNICATIONS
  Geotek Communications, Inc., Sr. Conv. Notes....       NR       12.00%   02/15/01      2,000          10,000
                                                                                                --------------
TOTAL CONVERTIBLE BONDS
  (cost $4,969,713)...........................................................................       1,810,000
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (A) -- 0.5%                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Cellnet Data Systems, Inc. (b) (cost $170;
    purchased 6/23/97)............................         34,000  $      170,000
  Coinstar, Inc...................................          6,300          67,725
  Dr. Pepper Bottling Holdings, Inc., (Class 'B'
    Stock)........................................          5,807         185,824
  Hedstrom Holding Co.............................         24,261          24,261
  Intermedia Communications, PIK..................          8,514         146,867
  Loehmann's Holdings, Inc.(b) (cost $0; purchased
    9/28/98)......................................          4,403           8,393
  Pagemart Nationwide, Inc........................         13,125          73,828
  Premium Standard Farms(b)(c) (cost $870,000;
    purchased 1/8/98).............................         22,025         356,149
  Samuels Jewelers, Inc...........................         37,500         318,750
  Scott Cable Communications, (Class 'C' Stock)...            875               0
  Waste Systems International.....................        513,351       2,823,431
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $2,885,749)..............................................       4,175,228
                                                                   --------------

PREFERRED STOCKS -- 6.8%
  21st Century Telecommunications Group, Inc.,
    PIK...........................................            443         287,919
  Adelphia Communications, Inc., PIK..............         65,250       7,601,625
  AmeriKing, Inc..................................         22,716         579,258
  California Federal Bancorp, Inc.................        100,000       2,531,250
  Cendant Corp....................................         91,100       3,040,462
  Century Maintenance Supplies....................         42,547       4,403,610
  Chesapeake Energy Corp.(a)......................         20,000         213,750
  Clark USA, Inc., PIK............................            531         424,693
  Cluett American Corp............................         37,805       3,542,623
  Concentric Network Corp.........................          1,278       1,092,690
  CSC Holdings, Inc., PIK.........................            327       3,644,545
  Eagle-Picher Holdings, Inc. (a).................            170         858,500
  EchoStar Communications, Inc., PIK..............          4,002       4,627,335
  Fitzgerald Gaming, Inc. (a).....................         50,000         500,000
  Geneva Steel, Inc...............................         22,000          66,000
  GPA Group PLC...................................      1,550,000         775,000
  Harborside Healthcare Corp......................          1,034         904,750
  ICG Communications, Inc., PIK...................          1,273       1,247,059
  Intermedia Communications, Inc., Series 144.....         90,000       1,338,750
  Intermedia Communications, Inc., Series D.......         90,000       2,103,750
  Intermedia Communications, Inc., PIK............          3,151       3,175,053
  International Utility Structures, Inc...........             16          14,240
  Kelley Oil & Gas Corp...........................         38,400         345,600
  Nextel Communications, Inc......................            922         839,020
  NEXTLINK Communications, Inc....................         39,500       1,659,000
  Paxson Communications, Inc......................          5,511       5,015,181
  Petroleum Heat & Power, Inc., Conv. Pfd. (a)(b)
    (cost $49,022, purchased 9/9/98)..............         19,609          39,218
  Petroleum Heat & Power, Inc., Series C (b) (cost
    $2,000,000, purchased 2/12/97)................         80,000       1,600,000
  Rural Cellular Corp., PIK.......................            529         486,328
  Viasystems, Inc. (a)............................         43,297         649,459
  Viatel Inc., Sr. Notes..........................          1,363         149,944
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $62,519,868).............................................      53,756,612
                                                                   --------------

                                                     EXPIRATION
WARRANTS (A) -- 0.2%                                    DATE           UNITS
                                                    -------------  -------------
  21st Century Telecom Group, Inc.................  02/15/10.....            400          12,000
  Allegiance Telecommunications, Inc..............  02/03/08.....          3,800          30,400
  American Banknote Corp..........................  12/01/02.....          2,500             312
  American Mobile Satelite Corp...................  04/01/08.....          2,100           8,148
  Ampex Corp......................................  03/15/03.....        170,000         127,500
  Bell Technology Group Ltd.......................  01/23/01.....          1,250              12
  Bestel SA.......................................  01/01/04.....          2,500           5,000
  Birch Telecomm, Inc.............................  06/15/00.....          2,500               0
  Cellnet Data Systems, Inc.......................  01/01/49.....          7,010          42,060
  Classic Communicatons, Inc......................  08/01/09.....          6,000               0
  Clearnet Communications, Inc....................  09/15/05.....         26,202         131,010
  Diva Systems Corp...............................  01/01/05.....          3,000          48,000
  DTI Holdings, Inc...............................  01/01/04.....          5,000             250
  Electronic Retailing Systems....................  01/01/49.....          2,000          10,000
  Ermis Maritime Holdings, Inc....................  01/01/07.....          2,000           2,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                     EXPIRATION                       VALUE
WARRANTS (A) (CONTINUED)                                DATE           UNITS         (NOTE 2)
                                                    -------------  -------------  --------------
  First World Communications......................  01/01/04.....          3,000  $            0
  Foamex - JPS Automotive LLC.....................  07/01/99.....          2,000          42,000
  Globalstar Capital Co...........................  02/15/04.....          1,200          72,000
  Hyperion Telecommunications Corp................  04/15/01.....          4,250         318,623
  ICG Communications, Inc.........................  09/15/05.....         20,790         270,270
  ICO Global Communications.......................  08/01/05.....          2,950               0
  Interact Systems, Inc...........................  08/01/03.....          4,400             550
  Intermedia Communications of Florida, Inc.......  06/01/00.....          3,000         128,220
  Long Distance Int'l., Inc.......................  05/01/05.....          2,000              20
  McCaw Int'l. Ltd................................  01/01/49.....          1,650           8,250
  MGC Communications, Inc.........................  01/01/49.....          1,950          60,138
  Nextel Communications, Inc......................  01/01/49.....          2,250               0
  Pagemart, Inc...................................  11/01/03.....          9,200          27,600
  Powertel, Inc...................................  02/01/06.....          6,720          13,440
  President Riverboat Casinos, Inc................  09/30/99.....         22,075               0
  Price Communications Cellular Holdings..........  08/01/07.....          6,880         301,860
  Primus Telecommunications Group.................  08/01/07.....          1,500          18,750
  Splitrock Service, Inc..........................  07/15/08.....          1,750          19,250
  Star Choice Communications, Inc.................  12/15/05.....         69,480          26,805
  Sterling Chemical Holdings, Inc.................  08/15/08.....            560           8,400
  TVN Entertainment Corp..........................  08/01/08.....          3,750              38
  Unisite, Inc....................................  12/15/04.....          1,943               0
  USN Communications, Inc.........................  01/01/49.....         10,590           2,224
  Versatel Telecommunications.....................  05/15/08.....          2,000          20,000
  Wam!net, Inc....................................  01/01/08.....          3,000          24,000
                                                                                  --------------
TOTAL WARRANTS
  (cost $618,277)...............................................................       1,779,130
                                                                                  --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $820,256,463)...........................................................     740,812,884
                                                                                  --------------

                                                                            PRINCIPAL
                                                      INTEREST    MATURITY   AMOUNT
SHORT-TERM INVESTMENT -- 4.3%                           RATE        DATE     (000)
                                                    ------------  --------  --------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account..............     4.693%     01/04/99  $33,890   33,890,000
                                                                                      ---------
    (cost $33,890,000 Note 5)
TOTAL INVESTMENTS -- 98.2%
  (cost $854,146,463; Note 6).......................................................  774,702,884
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.8%.......................................  14,618,087
                                                                                      ---------
TOTAL NET ASSETS -- 100.0%..........................................................  $789,320,971
                                                                                      ---------
                                                                                      ---------

The following abbreviations are used in portfolio descriptions:
  LLC   Limited Liability Company
  LP    Limited Partnership
  NR    Not Rated by Moody's or Standard & Poors
  PIK   Payment in Kind Securities
  PLC   Public Limited Company

(a)  Non-income producing security.
(b) Indicates a restricted security; the aggregate cost of the restricted securities is $13,501,095. The aggregate value, $13,241,026 is approximately 1.7% of net assets.
(c)  Indiciates a fair valued security.

(d) Represents issuer in default on interest payments, non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             STOCK INDEX PORTFOLIO
DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 97.3%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.3%
  Aeroquip-Vickers, Inc...........................          9,700  $      290,394
  AlliedSignal, Inc...............................        195,400       8,658,662
  Boeing Co.......................................        343,536      11,207,862
  General Dynamics Corp...........................         44,400       2,602,950
  Goodrich (B.F.) Co..............................         25,600         918,400
  Lockheed Martin Corp............................         68,049       5,767,153
  Northrop Grumman Corp...........................         24,200       1,769,625
  Parker-Hannifin Corp............................         38,225       1,251,869
  Raytheon Co. (Class "B" Stock)..................        118,018       6,284,458
  United Technologies Corp........................         79,700       8,667,375
                                                                   --------------
                                                                       47,418,748
                                                                   --------------
AIRLINES -- 0.3%
  AMR Corp. (a)...................................         63,900       3,794,062
  Delta Air Lines, Inc............................         53,200       2,766,400
  Southwest Airlines Co...........................        117,150       2,628,553
  US Airways Group, Inc. (a)......................         34,900       1,814,800
                                                                   --------------
                                                                       11,003,815
                                                                   --------------
APPAREL -- 0.1%
  Fruit of the Loom, Inc. (Class "A" Stock) (a)...         25,200         348,075
  Nike, Inc. (Class "B" Stock)....................        101,100       4,100,869
  Reebok International Ltd........................         19,000         282,625
                                                                   --------------
                                                                        4,731,569
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.4%
  Cummins Engine Co., Inc.........................         12,400         440,200
  Dana Corp.......................................         57,094       2,333,717
  Ford Motor Co...................................        420,500      24,678,094
  General Motors Corp.............................        224,400      16,058,625
  Genuine Parts Co................................         61,925       2,070,617
  Johnson Controls, Inc...........................         29,300       1,728,700
  Navistar International Corp. (a)................         23,900         681,150
  PACCAR, Inc.....................................         27,160       1,116,955
  TRW, Inc........................................         42,000       2,359,875
                                                                   --------------
                                                                       51,467,933
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 6.5%
  Banc One Corp...................................        404,445      20,651,973
  Bank of New York Co., Inc.......................        261,100      10,509,275
  BankAmerica Corp................................        600,844      36,125,745
  BankBoston Corp.................................        102,600       3,994,987
  Bankers Trust Corp..............................         34,200       2,921,962
  BB&T Corp.......................................         98,700       3,978,844
  Chase Manhattan Corp............................        295,094      20,084,835
  Comerica, Inc...................................         54,150       3,692,353
  First Union Corp................................        334,578      20,346,525
  Fleet Financial Group, Inc......................        198,400       8,866,000
  Golden West Financial Corp......................         20,100       1,842,919
  Huntington Bancshares, Inc......................         73,500       2,209,594
  KeyCorp.........................................        152,900       4,892,800
  Mellon Bank Corp................................         91,200       6,270,000
  Mercantile Bancorporation, Inc..................         53,400       2,463,075
  Morgan (J.P.) & Co., Inc........................         61,950       6,508,622
  National City Corp..............................        114,700       8,315,750
  Northern Trust Corp.............................         38,300       3,344,069
  PNC Bank Corp...................................        104,600       5,661,475
  Providian Financial Corp........................         48,750       3,656,250
  Regions Financial Corp..........................         75,100       3,027,469
  Republic New York Corp..........................         37,100       1,690,369
  Summit Bancorp..................................         60,900       2,660,569
  Suntrust Banks, Inc.............................         72,800       5,569,200


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  Synovus Financial Corp..........................         91,500  $    2,230,312
  U.S. Bancorp....................................        259,426       9,209,623
  Union Planters Corp.............................         43,800       1,984,687
  Wachovia Corp...................................         71,900       6,286,756
  Wells Fargo & Co................................        565,260      22,575,071
                                                                   --------------
                                                                      231,571,109
                                                                   --------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc....................................         52,300       1,788,006
  Omnicom Group, Inc..............................         58,400       3,387,200
                                                                   --------------
                                                                        5,175,206
                                                                   --------------
CHEMICALS -- 1.6%
  Air Products & Chemicals, Inc...................         81,100       3,244,000
  Dow Chemical Co.................................         77,900       7,084,031
  Du Pont (E.I.) de Nemours & Co..................        394,400      20,927,850
  Eastman Chemical Co.............................         27,600       1,235,100
  Engelhard Corp..................................         49,875         972,562
  FMC Corp. (a)...................................         12,300         688,800
  Grace (W.R.) & Co...............................         24,400         382,775
  Great Lakes Chemical Corp.......................         20,600         824,000
  Hercules, Inc...................................         32,400         886,950
  Monsanto Co.....................................        209,300       9,941,750
  Morton International, Inc.......................         46,100       1,129,450
  Nalco Chemical Co...............................         23,100         716,100
  Praxair, Inc....................................         55,600       1,959,900
  Raychem Corp....................................         30,200         975,837
  Rohm & Haas Co..................................         61,800       1,861,725
  Sigma-Aldrich Corp..............................         34,000         998,750
  Union Carbide Corp..............................         47,000       1,997,500
                                                                   --------------
                                                                       55,827,080
                                                                   --------------
COMMERCIAL SERVICES -- 0.2%
  Cendant Corp. (a)...............................        299,618       5,711,468
  Deluxe Corp.....................................         27,000         987,187
  Moore Corp. Ltd.................................         28,500         313,500
                                                                   --------------
                                                                        7,012,155
                                                                   --------------
COMPUTER SERVICES -- 7.2%
  3Com Corp. (a)..................................        124,000       5,556,750
  Adobe Systems, Inc..............................         23,600       1,103,300
  America Online, Inc. (a)........................         24,000       3,840,000
  Autodesk, Inc...................................         15,800         674,462
  Automatic Data Processing, Inc..................        104,700       8,395,631
  BMC Software, Inc. (a)..........................         71,100       3,168,394
  Cabletron Systems, Inc. (a).....................         53,500         448,062
  Ceridian Corp. (a)..............................         24,600       1,717,387
  Cisco Systems, Inc. (a).........................        537,450      49,882,078
  Computer Associates International, Inc..........        195,143       8,317,970
  Computer Sciences Corp. (a).....................         55,200       3,556,950
  Electronic Data Systems Corp....................        170,100       8,547,525
  EMC Corp. (a)...................................        173,300      14,730,500
  First Data Corp.................................        154,300       4,889,381
  Microsoft Corp. (a).............................        858,300     119,035,481
  Novell, Inc. (a)................................        120,100       2,176,812
  Oracle Corp. (a)................................        336,687      14,519,627
  Parametric Technology Corp. (a).................         93,000       1,522,875
  Peoplesoft, Inc.................................         70,000       1,325,625
  Silicon Graphics, Inc. (a)......................         61,800         795,675
  Unisys Corp.....................................         85,900       2,958,181
                                                                   --------------
                                                                      257,162,666
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
COMPUTERS -- 4.5%
  Apple Computer, Inc. (a)........................         45,700  $    1,870,844
  Compaq Computer Corp............................        580,769      24,356,000
  Data General Corp. (a)..........................         15,800         259,712
  Dell Computer Corp. (a).........................        440,200      32,217,137
  Gateway 2000, Inc. (a)..........................         54,200       2,774,362
  Hewlett-Packard Co..............................        361,400      24,688,137
  International Business Machines Corp............        323,800      59,822,050
  Seagate Technology, Inc. (a)....................         83,100       2,513,775
  Sun Microsystems, Inc. (a)......................        131,000      11,216,875
                                                                   --------------
                                                                      159,718,892
                                                                   --------------
CONSTRUCTION -- 0.1%
  Centex Corp.....................................         21,600         973,350
  Fluor Corp......................................         28,300       1,204,519
  Foster Wheeler Corp.............................         13,300         175,394
  Pulte Corp......................................         14,500         403,281
                                                                   --------------
                                                                        2,756,544
                                                                   --------------
CONTAINERS -- 0.2%
  Ball Corp.......................................         10,900         498,675
  Bemis Co., Inc..................................         18,100         686,669
  Crown Cork & Seal Co., Inc......................         44,200       1,361,912
  Owens-Illinois, Inc. (a)........................         54,700       1,675,187
  Sealed Air Corp.................................         29,510       1,506,854
                                                                   --------------
                                                                        5,729,297
                                                                   --------------
COSMETICS & SOAPS -- 2.2%
  Alberto Culver Co. (Class "B" Stock)............         19,100         509,731
  Avon Products, Inc..............................         92,000       4,071,000
  Colgate-Palmolive Co............................        102,700       9,538,262
  Gillette Co.....................................        391,700      18,924,006
  International Flavors & Fragrances, Inc.........         36,400       1,608,425
  Procter & Gamble Co.............................        463,504      42,323,709
                                                                   --------------
                                                                       76,975,133
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.6%
  Avery Dennison Corp.............................         40,800       1,838,550
  Pitney Bowes, Inc...............................         98,100       6,480,731
  Xerox Corp......................................        113,446      13,386,628
                                                                   --------------
                                                                       21,705,909
                                                                   --------------
DIVERSIFIED OPERATIONS -- 3.3%
  Fortune Brands, Inc.............................         61,300       1,938,612
  General Electric Co.............................      1,124,600     114,779,487
                                                                   --------------
                                                                      116,718,099
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 11.3%
  Abbott Laboratories.............................        534,900      26,210,100
  Allergan, Inc...................................         23,300       1,508,675
  ALZA Corp. (a)..................................         30,600       1,598,850
  American Home Products Corp.....................        457,400      25,757,337
  Amgen, Inc. (a).................................         88,700       9,274,694
  Bard (C.R.), Inc................................         19,000         940,500
  Bausch & Lomb, Inc..............................         20,100       1,206,000
  Baxter International, Inc.......................         99,900       6,424,819
  Becton, Dickinson & Co..........................         86,600       3,696,737
  Biomet, Inc.....................................         39,100       1,573,775
  Boston Scientific Corp. (a).....................        136,600       3,662,587
  Bristol-Myers Squibb Co.........................        343,780      46,002,061
  Cardinal Health, Inc............................         69,450       5,269,519
  Guidant Corp....................................         52,900       5,832,225


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Johnson & Johnson...............................        464,800  $   38,985,100
  Lilly (Eli) & Co................................        381,400      33,896,925
  Mallinckrodt, Inc...............................         23,800         733,337
  Medtronic, Inc..................................        163,500      12,139,875
  Merck & Co., Inc................................        411,650      60,795,559
  Pfizer, Inc.....................................        453,600      56,898,450
  Pharmacia & Upjohn, Inc.........................        177,425      10,046,691
  Schering-Plough Corp............................        509,400      28,144,350
  St. Jude Medical, Inc. (a)......................         30,300         838,931
  Warner-Lambert Co...............................        281,500      21,165,281
                                                                   --------------
                                                                      402,602,378
                                                                   --------------
ELECTRONICS -- 3.8%
  Advanced Micro Devices, Inc. (a)................         48,100       1,391,894
  AMP Inc.........................................         76,044       3,959,041
  Applied Materials, Inc. (a).....................        127,600       5,446,925
  EG&G, Inc.......................................         15,000         417,187
  Emerson Electric Co.............................        154,100       9,640,881
  Grainger (W.W.), Inc............................         33,400       1,390,275
  Harris Corp.....................................         27,100         992,537
  Honeywell, Inc..................................         44,000       3,313,750
  Intel Corp......................................        582,500      69,062,656
  KLA-Tencor Corp. (a)............................         29,700       1,288,237
  LSI Logic Corp. (a).............................         47,500         765,937
  Micron Technology, Inc..........................         74,900       3,787,131
  Motorola, Inc...................................        207,100      12,646,044
  National Semiconductor Corp. (a)................         58,000         783,000
  Perkin-Elmer Corp...............................         17,200       1,678,075
  Rockwell International Corp.....................         68,500       3,326,531
  Solectron Corp..................................         11,600       1,078,075
  Tektronix, Inc..................................         17,500         526,094
  Texas Instruments, Inc..........................        136,000      11,636,500
  Thomas & Betts Corp.............................         19,800         857,587
                                                                   --------------
                                                                      133,988,357
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.1%
  Browning-Ferris Industries, Inc.................         66,200       1,882,562
                                                                   --------------
FINANCIAL SERVICES -- 5.6%
  American Express Co.............................        159,900      16,349,775
  Associates First Capital Corp...................        240,066      10,172,797
  Bear Stearns Companies, Inc.....................         40,100       1,498,737
  Block (H.R.), Inc...............................         36,700       1,651,500
  Capital One Financial Corp......................         22,800       2,622,000
  Citigroup, Inc..................................        791,209      39,164,845
  Countrywide Credit Industries, Inc..............         38,800       1,947,275
  Dun & Bradstreet Corp...........................         58,360       1,841,987
  Federal Home Loan Mortgage Corp.................        233,000      15,013,937
  Federal National Mortgage Association...........        360,100      26,647,400
  Fifth Third Bancorp.............................         93,800       6,689,112
  Franklin Resources, Inc.........................         88,400       2,828,800
  Household International, Inc....................        171,258       6,786,098
  Lehman Brothers Holdings, Inc...................         40,200       1,771,312
  MBNA Corp.......................................        258,768       6,453,027
  Merrill Lynch & Co., Inc........................        120,400       8,036,700
  Morgan Stanley Dean Witter & Co.................        200,905      14,264,255
  Paychex, Inc....................................         52,000       2,674,750
  Schwab (Charles) Corp...........................        139,200       7,821,300
  SLM Holding Corp................................         59,600       2,860,800
  State Street Corp...............................         55,800       3,881,587
  SunAmerica, Inc.................................         71,700       5,816,662

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Transamerica Corp...............................         21,600  $    2,494,800
  Washington Mutual, Inc..........................        206,248       7,876,095
                                                                   --------------
                                                                      197,165,551
                                                                   --------------
FOOD & BEVERAGES -- 4.7%
  Anheuser-Busch Companies, Inc...................        168,500      11,057,812
  Archer-Daniels-Midland Co.......................        206,173       3,543,598
  Bestfoods.......................................        100,700       5,362,275
  Brown-Forman Corp. (Class "B" Stock)............         24,500       1,854,344
  Campbell Soup Co................................        152,400       8,382,000
  Coca-Cola Co....................................        852,900      57,037,687
  Coca-Cola Enterprises, Inc......................        139,000       4,969,250
  ConAgra, Inc....................................        169,100       5,326,650
  Coors (Adolph) Co. (Class "B" Stock)............         12,800         722,400
  General Mills, Inc..............................         54,400       4,229,600
  Heinz (H.J.) & Co...............................        127,850       7,239,506
  Hershey Foods Corp..............................         49,800       3,096,937
  Kellogg Co......................................        141,700       4,835,512
  PepsiCo, Inc....................................        510,000      20,878,125
  Pioneer Hi-Bred International, Inc..............         84,900       2,292,300
  Quaker Oats Co..................................         48,200       2,867,900
  Ralston-Ralston Purina Group....................        109,220       3,535,997
  Sara Lee Corp...................................        323,400       9,115,837
  Seagram Co., Ltd................................        130,200       4,947,600
  Sysco Corp......................................        117,500       3,223,906
  Wrigley (William) Jr. Co........................         39,900       3,573,544
                                                                   --------------
                                                                      168,092,780
                                                                   --------------
FOREST PRODUCTS -- 0.6%
  Boise Cascade Corp..............................         18,886         585,466
  Champion International Corp.....................         33,000       1,336,500
  Fort James Corp.................................         76,000       3,040,000
  Georgia-Pacific Corp............................         31,400       1,838,862
  International Paper Co..........................        107,434       4,814,386
  Louisiana-Pacific Corp..........................         38,900         712,356
  Mead Corp.......................................         35,400       1,037,662
  Potlatch Corp...................................         10,000         368,750
  Temple-Inland, Inc..............................         19,000       1,126,937
  Union Camp Corp.................................         25,100       1,694,250
  Westvaco Corp...................................         35,700         957,206
  Weyerhaeuser Co.................................         68,900       3,500,981
  Willamette Industries, Inc......................         40,100       1,343,350
                                                                   --------------
                                                                       22,356,706
                                                                   --------------
GAS PIPELINES -- 0.3%
  Columbia Energy Group...........................         28,250       1,631,437
  Consolidated Natural Gas Co.....................         33,700       1,819,800
  Peoples Energy Corp.............................         11,400         454,575
  Sempra Energy...................................         84,104       2,134,139
  Sonat, Inc......................................         36,900         998,606
  Williams Companies, Inc.........................        146,300       4,562,731
                                                                   --------------
                                                                       11,601,288
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.7%
  Columbia/HCA Healthcare Corp....................        226,298       5,600,875
  HBO & Co........................................        151,100       4,334,681
  Healthsouth Corp. (a)...........................        146,500       2,261,594
  Humana, Inc. (a)................................         58,100       1,034,906
  IMS Health, Inc.................................         57,560       4,342,183
  Manor Care, Inc.................................         30,850         906,219
  Service Corp. International.....................         89,500       3,406,594

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Shared Medical Systems Corp.....................          9,000  $      448,875
  Tenet Healthcare Corp. (a)......................        107,100       2,811,375
                                                                   --------------
                                                                       25,147,302
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.4%
  Clorox Co.......................................         36,600       4,275,338
  Kimberly-Clark Corp.............................        186,988      10,190,846
                                                                   --------------
                                                                       14,466,184
                                                                   --------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries, Inc.................         13,700         826,281
  Fleetwood Enterprises, Inc......................         12,600         437,850
  Kaufman & Broad Home Corp.......................         13,166         378,523
  Lowe's Companies, Inc...........................        122,900       6,290,944
  Masco Corp......................................        118,200       3,398,250
  Maytag Corp.....................................         32,700       2,035,575
  Owens Corning...................................         19,100         676,856
  Stanley Works...................................         32,300         896,325
  Tupperware Corp.................................         22,300         366,556
  Whirlpool Corp..................................         27,300       1,511,738
                                                                   --------------
                                                                       16,818,898
                                                                   --------------
INSURANCE -- 3.4%
  Aetna, Inc......................................         50,912       4,002,956
  Allstate Corp...................................        283,988      10,969,037
  American General Corp...........................         88,686       6,917,508
  American International Group, Inc...............        363,532      35,126,280
  Aon Corp........................................         58,150       3,220,056
  Berkshire Hathaway, Inc. (Class "B" Stock)......            982       2,307,113
  Chubb Corp......................................         58,400       3,788,700
  CIGNA Corp......................................         71,100       5,496,919
  Cincinnati Financial Corp.......................         58,500       2,142,563
  Conseco, Inc....................................        108,259       3,308,666
  Hartford Financial Services Group, Inc..........         81,300       4,461,338
  Jefferson-Pilot Corp............................         37,012       2,775,900
  Lincoln National Corp...........................         35,100       2,871,619
  Loews Corp......................................         39,700       3,900,525
  Marsh & McLennan Companies, Inc.................         88,400       5,165,875
  MBIA, Inc.......................................         34,300       2,248,794
  MGIC Investment Corp............................         40,200       1,600,463
  Progressive Corp................................         25,100       4,251,313
  Provident Companies, Inc........................         47,200       1,958,800
  SAFECO Corp.....................................         48,300       2,073,881
  St. Paul Companies, Inc.........................         82,410       2,863,748
  Torchmark Corp..................................         48,000       1,695,000
  United Healthcare Corp..........................         67,500       2,906,719
  UNUM Corp.......................................         48,500       2,831,188
                                                                   --------------
                                                                      118,884,961
                                                                   --------------
LEISURE -- 1.1%
  Brunswick Corp..................................         33,400         826,650
  Carnival Corp. (Class "A" Stock)................        181,000       8,688,000
  Disney (Walt) Co................................        712,601      21,378,030
  Harrah's Entertainment, Inc. (a)................         35,350         554,553
  Hilton Hotels Corp..............................         87,800       1,679,175
  King World Productions, Inc.....................         25,600         753,600
  Marriott International, Inc. (Class "A"
    Stock)........................................         90,200       2,615,800
  Mirage Resorts, Inc. (a)........................         61,900         924,631
                                                                   --------------
                                                                       37,420,439
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
MACHINERY -- 0.6%
  Briggs & Stratton Corp..........................          7,800  $      389,025
  Case Corp.......................................         25,400         554,038
  Caterpillar, Inc................................        127,700       5,874,200
  Cooper Industries, Inc..........................         42,600       2,031,488
  Deere & Co......................................         85,200       2,822,250
  Dover Corp......................................         78,100       2,860,413
  Eaton Corp......................................         25,500       1,802,531
  Harnischfeger Industries, Inc...................         16,100         164,019
  Ingersoll-Rand Co...............................         57,550       2,701,253
  Milacron, Inc...................................         12,600         242,550
  Snap-On, Inc....................................         20,800         724,100
  Timken Co.......................................         21,500         405,813
                                                                   --------------
                                                                       20,571,680
                                                                   --------------
MANUFACTURING -- 0.6%
  Illinois Tool Works, Inc........................         87,200       5,057,600
  Tyco International Ltd..........................        224,608      16,943,866
                                                                   --------------
                                                                       22,001,466
                                                                   --------------
MEDIA -- 2.9%
  CBS Corp........................................        248,100       8,125,275
  Clear Channel Communications, Inc. (a)..........         86,200       4,697,900
  Comcast Corp. (Special Class "A" Stock).........        128,200       7,523,738
  Donnelley (R.R.) & Sons Co......................         49,500       2,168,719
  Dow Jones & Co., Inc............................         32,200       1,549,625
  Gannett Co., Inc................................         99,400       6,579,038
  Interpublic Group of Companies, Inc.............         47,900       3,820,025
  Knight-Ridder, Inc..............................         27,600       1,411,050
  McGraw-Hill, Inc................................         34,700       3,535,063
  Mediaone Group, Inc.............................        212,200       9,973,400
  Meredith Corp...................................         17,800         674,175
  New York Times Co. (Class "A" Stock)............         65,200       2,261,625
  Tele-Communications, Inc. (Series "A"
    Stock) (a)....................................        182,800      10,111,125
  Time Warner, Inc................................        411,080      25,512,653
  Times Mirror Co. (Class "A" Stock)..............         30,600       1,713,600
  Tribune Co......................................         42,600       2,811,600
  Viacom, Inc. (Class "B" Stock) (a)..............        125,367       9,277,158
                                                                   --------------
                                                                      101,745,769
                                                                   --------------
METALS-FERROUS -- 0.1%
  Allegheny Teledyne, Inc.........................         69,880       1,428,173
  Bethlehem Steel Corp. (a).......................         47,300         396,138
  Nucor Corp......................................         30,800       1,332,100
  USX-U.S. Steel Group, Inc.......................         31,540         725,420
  Worthington Industries, Inc.....................         34,000         425,000
                                                                   --------------
                                                                        4,306,831
                                                                   --------------
METALS-NON FERROUS -- 0.3%
  Alcan Aluminum Ltd..............................         79,350       2,147,409
  Aluminum Company of America.....................         65,500       4,883,844
  Cyprus Amax Minerals Co.........................         32,700         327,000
  Inco Ltd........................................         56,200         593,613
  Reynolds Metals Co..............................         25,600       1,348,800
                                                                   --------------
                                                                        9,300,666
                                                                   --------------
MINERAL RESOURCES -- 0.1%
  ASARCO, Inc.....................................         14,500         218,406
  Burlington Resources, Inc.......................         60,917       2,181,590

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Homestake Mining Co.............................         72,700  $      667,931
  Phelps Dodge Corp...............................         20,300       1,032,763
                                                                   --------------
                                                                        4,100,690
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.6%
  AES Corp........................................         63,300       2,998,838
  Crane Co........................................         23,625         713,180
  Danaher Corp....................................         43,100       2,340,869
  Ecolab, Inc.....................................         46,000       1,664,625
  ITT Industries, Inc.............................         41,900       1,665,525
  Laidlaw, Inc....................................        112,400       1,131,025
  Millipore Corp..................................         14,200         403,813
  NACCO Industries, Inc. (Class "A" Stock)........          2,800         257,600
  Pall Corp.......................................         42,000       1,063,125
  PPG Industries, Inc.............................         62,200       3,623,150
  Textron, Inc....................................         57,200       4,343,625
  Thermo Electron Corp. (a).......................         57,000         965,438
                                                                   --------------
                                                                       21,170,813
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STAPLE -- 1.2%
  American Greetings Corp. (Class "A" Stock)......         24,800       1,018,350
  Black & Decker Corp.............................         32,900       1,844,456
  Corning, Inc....................................         80,600       3,627,000
  Eastman Kodak Co................................        113,100       8,143,200
  Jostens, Inc....................................         12,400         324,725
  Minnesota Mining & Manufacturing Co.............        137,300       9,765,463
  Polaroid Corp...................................         15,400         287,788
  Rubbermaid, Inc.................................         52,200       1,641,038
  Unilever N.V., ADR, (United Kingdom)............        221,700      18,387,244
                                                                   --------------
                                                                       45,039,264
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.1%
  Tenneco, Inc....................................         58,900       2,006,281
                                                                   --------------
OIL & GAS -- 5.5%
  Amerada Hess Corp...............................         32,500       1,616,875
  Amoco Corp......................................        327,260      19,758,323
  Anadarko Petroleum Corp.........................         41,600       1,284,400
  Ashland, Inc....................................         26,600       1,286,775
  Atlantic Richfield Co...........................        112,270       7,325,618
  Chevron Corp....................................        227,700      18,884,869
  Coastal Corp....................................         72,700       2,539,956
  Eastern Enterprises.............................          6,500         284,375
  Exxon Corp......................................        843,600      61,688,250
  Kerr-McGee Corp.................................         16,200         619,650
  Mobil Corp......................................        272,000      23,698,000
  NICOR, Inc......................................         16,200         684,450
  Phillips Petroleum Co...........................         90,300       3,849,038
  Royal Dutch Petroleum Co........................        745,300      35,681,238
  Sunoco, Inc.....................................         33,200       1,197,275
  Texaco, Inc.....................................        183,782       9,717,473
  Union Pacific Resources Group, Inc..............         86,056         779,883
  Unocal Corp.....................................         84,600       2,469,263
  USX-Marathon Group..............................        100,000       3,012,500
                                                                   --------------
                                                                      196,378,211
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Occidental Petroleum Corp.......................        128,000       2,160,000
  Oryx Energy Co. (a).............................         37,200         499,875
                                                                   --------------
                                                                        2,659,875
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
OIL & GAS SERVICES -- 0.7%
  Apache Corp.....................................         34,100  $      863,156
  Baker Hughes, Inc...............................        112,130       1,983,299
  Enron Corp......................................        114,200       6,516,538
  Halliburton Co..................................        152,700       4,523,738
  Helmerich & Payne, Inc..........................         18,100         350,688
  McDermott International, Inc....................         20,700         511,031
  ONEOK, Inc......................................         10,000         361,250
  Rowan Companies, Inc. (a).......................         28,700         287,000
  Schlumberger Ltd................................        189,100       8,722,238
                                                                   --------------
                                                                       24,118,938
                                                                   --------------
PRECIOUS METALS -- 0.2%
  Barrick Gold Corp...............................        129,300       2,521,350
  Battle Mountain Gold Co.........................         81,000         334,125
  Freeport-McMoRan Copper & Gold, Inc. (Class "B"
    Stock)........................................         66,200         690,963
  Newmont Mining Corp.............................         54,503         984,460
  Placer Dome, Inc................................         86,000         989,000
                                                                   --------------
                                                                        5,519,898
                                                                   --------------
RAILROADS -- 0.5%
  Burlington Northern Santa Fe Corp...............        163,626       5,522,378
  CSX Corp........................................         76,612       3,179,398
  Norfolk Southern Corp...........................        132,300       4,192,256
  Union Pacific Corp..............................         86,800       3,911,425
                                                                   --------------
                                                                       16,805,457
                                                                   --------------
RESTAURANTS -- 0.6%
  Darden Restaurants, Inc.........................         50,300         905,400
  McDonald's Corp.................................        238,800      18,298,050
  Tricon Global Restaurants, Inc. (a).............         53,850       2,699,231
  Wendy's International, Inc......................         44,800         977,200
                                                                   --------------
                                                                       22,879,881
                                                                   --------------
RETAIL -- 6.4%
  Albertson's, Inc................................         85,800       5,464,388
  American Stores Co..............................         95,800       3,538,613
  AutoZone, Inc. (a)..............................         51,900       1,709,456
  Circuit City Stores, Inc........................         33,800       1,687,888
  Consolidated Stores Corp........................         37,200         750,975
  Costco Companies, Inc. (a)......................         75,466       5,447,702
  CVS Corp........................................        134,800       7,414,000
  Dayton-Hudson Corp..............................        152,284       8,261,407
  Dillard's, Inc..................................         37,750       1,071,156
  Dollar General Corporation......................         63,875       1,509,047
  Federated Department Stores, Inc. (a)...........         73,500       3,201,844
  Fred Meyer, Inc.................................         54,100       3,259,525
  Great Atlantic & Pacific Tea Co., Inc...........         12,400         367,350
  Harcourt General, Inc...........................         25,006       1,330,007
  Home Depot, Inc.................................        519,446      31,783,602
  IKON Office Solutions, Inc......................         46,476         397,951
  J.C. Penney Co., Inc............................         88,800       4,162,500
  Kmart Corp. (a).................................        168,400       2,578,625
  Kohl's Corp. (a)................................         55,600       3,415,925
  Kroger Co. (a)..................................         88,700       5,366,350
  Liz Claiborne, Inc..............................         23,400         738,563
  Longs Drug Stores, Inc..........................         13,700         513,750
  May Department Stores Co........................         80,600       4,866,225
  Newell Co.......................................         55,000       2,268,750
  Nordstrom, Inc..................................         52,300       1,814,156
  Pep Boys-Manny, Moe & Jack......................         21,700         340,419
  Rite Aid Corp...................................         90,600       4,490,363
  Safeway, Inc. (a)...............................        166,100      10,121,719


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Sears, Roebuck & Co.............................        130,400  $    5,542,000
  Sherwin-Williams Co.............................         59,700       1,753,688
  Staples, Inc. (a)...............................        105,200       4,595,925
  Supervalu, Inc..................................         40,800       1,142,400
  Tandy Corp......................................         34,530       1,422,204
  The Gap, Inc....................................        201,525      11,335,781
  The Limited, Inc................................         82,048       2,389,648
  TJX Companies, Inc..............................        109,400       3,172,600
  Toys 'R' Us, Inc. (a)...........................         98,450       1,661,344
  Wal-Mart Stores, Inc............................        774,000      63,032,625
  Walgreen Co.....................................        172,900      10,125,456
  Winn-Dixie Stores, Inc..........................         51,900       2,329,013
                                                                   --------------
                                                                      226,374,940
                                                                   --------------
RUBBER -- 0.1%
  Cooper Tire & Rubber Co.........................         28,800         588,600
  Goodyear Tire & Rubber Co.......................         54,300       2,738,756
                                                                   --------------
                                                                        3,327,356
                                                                   --------------
TELECOMMUNICATIONS -- 10.3%
  Airtouch Communications, Inc. (a)...............        198,900      14,345,663
  Alltel Corp.....................................         94,700       5,664,244
  Ameritech Corp..................................        383,400      24,297,975
  Andrew Corp. (a)................................         29,112         480,348
  Ascend Communications, Inc. (a).................         74,800       4,918,100
  AT&T Corp.......................................        624,473      46,991,593
  Bell Atlantic Corp..............................        538,390      30,587,282
  BellSouth Corp..................................        682,000      34,014,750
  Frontier Corp...................................         60,400       2,053,600
  General Instrument Corp.........................         51,300       1,740,994
  GTE Corp........................................        330,320      22,275,955
  Lucent Technologies, Inc........................        454,620      50,008,200
  MCI WorldCom, Inc...............................        620,572      44,526,041
  Nextel Communications, Inc. (Class "A"
    Stock) (a)....................................         99,800       2,357,775
  Northern Telecom Ltd............................        226,720      11,364,340
  SBC Communications, Inc.........................        675,286      36,212,212
  Scientific-Atlanta, Inc.........................         27,200         620,500
  Sprint Corp.....................................        149,700      12,593,513
  Sprint Corp. (PCS Group)........................        123,850       2,864,031
  Tellabs, Inc. (a)...............................         67,600       4,634,825
  US West, Inc....................................        179,622      11,608,072
                                                                   --------------
                                                                      364,160,013
                                                                   --------------
TEXTILES -- 0.1%
  National Service Industries, Inc................         14,700         558,600
  Russell Corp....................................         12,700         257,969
  Springs Industries, Inc.........................          6,700         277,631
  VF Corp.........................................         42,836       2,007,938
                                                                   --------------
                                                                        3,102,138
                                                                   --------------
TOBACCO -- 1.4%
  Philip Morris Co., Inc..........................        843,000      45,100,500
  RJR Nabisco Holdings Corp.......................        111,900       3,322,031
  UST, Inc........................................         66,100       2,305,238
                                                                   --------------
                                                                       50,727,769
                                                                   --------------
TOYS -- 0.1%
  Hasbro, Inc.....................................         45,700       1,650,913
  Mattel, Inc.....................................        102,381       2,335,567
                                                                   --------------
                                                                        3,986,480
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

COMMON STOCKS                                                          VALUE
(CONTINUED)                                            SHARES         (NOTE 2)
                                                    -------------  --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp. (a).......................         50,620  $    4,505,180
  Ryder System, Inc...............................         25,800         670,800
                                                                   --------------
                                                                        5,175,980
                                                                   --------------
UTILITY - ELECTRIC -- 2.3%
  Ameren Corp.....................................         47,200       2,014,850
  American Electric Power Co., Inc................         66,500       3,129,656
  Baltimore Gas & Electric Co.....................         50,550       1,560,731
  Carolina Power & Light Co.......................         52,000       2,447,250
  Central & South West Corp.......................         73,400       2,013,913
  CINergy Corp....................................         55,739       1,916,028
  Consolidated Edison, Inc........................         81,800       4,325,175
  Dominion Resources, Inc.........................         67,950       3,176,663
  DTE Energy Co...................................         50,600       2,169,475
  Duke Energy Corp................................        125,131       8,016,205
  Edison International............................        120,800       3,367,300
  Entergy Corp....................................         86,300       2,686,088
  FirstEnergy Corp. (a)...........................         82,200       2,676,638
  FPL Group, Inc..................................         63,100       3,888,538
  GPU, Inc........................................         44,200       1,953,088
  Houston Industries, Inc.........................        103,410       3,322,046
  New Century Energies, Inc.......................         40,900       1,993,875
  Niagara Mohawk Power Corp. (a)..................         64,600       1,041,675
  Northern States Power Co........................         50,900       1,412,475
  Pacific Gas & Electric Co.......................        131,000       4,126,500
  PacifiCorp......................................        102,300       2,154,694
  PECO Energy Co..................................         77,500       3,225,938
  PP&L Resources, Inc.............................         49,000       1,365,875
  Public Service Enterprise Group, Inc............         80,400       3,216,000
  Southern Co.....................................        240,800       6,998,250
  Texas Utilities Co..............................         97,506       4,552,311
  Unicom Corp.....................................         75,100       2,896,044
                                                                   --------------
                                                                       81,647,281
                                                                   --------------
WASTE MANAGEMENT -- 0.3%
  Waste Management, Inc...........................        199,530       9,303,086
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,826,272,044)..........................................   3,451,812,324
                                                                   --------------

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS -- 2.6%                          (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT -- 2.4%
  Joint Repurchase Agreement Account,
    4.693%, 01/04/99 (Note 5).....................  $      86,854  $   86,854,000
                                                                   --------------
U. S. GOVERNMENT OBLIGATION -- 0.2%
  United States Treasury Bill,
    4.36%, 03/18/99 (b)...........................          5,900       5,847,844
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $92,699,694).............................................      92,701,844
                                                                   --------------
TOTAL INVESTMENTS -- 99.9%
  (cost $1,918,971,738; Note 6)                                     3,544,514,168
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(C)....................
                                                                          246,890
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%....................
                                                                        3,327,932
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $3,548,088,990
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt

(a)  Non-income producing security

(b)  Security segregated as collateral for futures contracts.

(c)  Open futures contracts as of December 31, 1998 are as follows:

                                                    VALUE AT
NUMBER OF                EXPIRATION  VALUE AT     DECEMBER 31,
CONTRACTS      TYPE        DATE     TRADE DATE        1998        APPRECIATION
Long Position:
           S&P 500
   288     Index          Mar 99    $85,070,625   $89,676,000     $4,605,375

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            EQUITY INCOME PORTFOLIO
DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 96.9%
                                                                       VALUE
COMMON STOCKS -- 91.4%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE
  United Industrial Corp..........................         32,300  $      316,944
                                                                   --------------
AIRLINES -- 3.1%
  AMR Corp. (a)...................................        947,000      56,228,125
  Trans World Airlines, Inc.......................      1,224,700(b)      5,893,869
  US Airways Group, Inc...........................         63,600       3,307,200
                                                                   --------------
                                                                       65,429,194
                                                                   --------------
AUTOS - CARS & TRUCKS -- 7.5%
  DaimlerChrysler AG..............................        673,986      64,744,780
  Ford Motor Co...................................        762,600      44,755,087
  General Motors Corp.............................        724,000      51,811,250
                                                                   --------------
                                                                      161,311,117
                                                                   --------------
CHEMICALS -- 5.1%
  Dow Chemical Co.................................      1,029,600      93,629,250
  Millennium Chemicals, Inc.......................        841,498      16,724,773
                                                                   --------------
                                                                      110,354,023
                                                                   --------------
CONSUMER SERVICES
  Petroleum Heat and Power, Inc. (Class "A"
    Stock)........................................         48,200          36,150
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 1.1%
  Eastman Kodak Co................................        222,300      16,005,600
  Gibson Greetings, Inc. (a)......................        724,000       8,597,500
                                                                   --------------
                                                                       24,603,100
                                                                   --------------
ELECTRICAL EQUIPMENT -- 1.0%
  Kuhlman Corp....................................        559,600      21,194,850
                                                                   --------------
ELECTRONICS -- 0.9%
  Esterline Technologies Corp. (a)................        562,400      12,232,200
  Instron Corp....................................        157,900       2,723,775
  Newport Corp....................................        313,000       5,281,875
                                                                   --------------
                                                                       20,237,850
                                                                   --------------
FINANCIAL SERVICES -- 7.8%
  A.G. Edwards, Inc...............................        322,800      12,024,300
  Bear Stearns Companies, Inc.....................        946,851      35,388,556
  Lehman Brothers Holdings, Inc...................      1,596,100      70,328,156
  PaineWebber Group, Inc..........................      1,294,700      50,007,787
                                                                   --------------
                                                                      167,748,799
                                                                   --------------
FOREST PRODUCTS -- 4.6%
  Fletcher Challenge Ltd., ADR, (Canada)..........         63,600         198,750
  Georgia-Pacific Corp............................        392,500      22,985,781
  Longview Fibre Co...............................      1,345,700      15,559,656
  Louisiana-Pacific Corp..........................      1,311,900      24,024,169
  Potlatch Corp...................................        209,300       7,717,937
  Rayonier, Inc...................................        404,600      18,586,312
  Weyerhaeuser Co.................................        200,000      10,162,500
                                                                   --------------
                                                                       99,235,105
                                                                   --------------
GAS DISTRIBUTION -- 0.7%
  TransCanada Pipelines, Ltd......................        970,944(b)     14,321,424
                                                                   --------------
GAS PIPELINES -- 0.3%
  Sonat, Inc......................................        210,400       5,693,950
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 1.6%
  Columbia/HCA Healthcare Corp....................        800,000      19,800,000
  PhyCor, Inc. (a)................................      2,000,000      13,625,000
                                                                   --------------
                                                                       33,425,000
                                                                   --------------
HOUSING RELATED -- 5.7%
  Hanson, PLC, ADR, (United Kingdom)..............      2,089,150      81,476,850
  Kaufman & Broad Home Corp.......................        701,500      20,168,125
  Ryland Group, Inc...............................        732,300      21,145,162
                                                                   --------------
                                                                      122,790,137
                                                                   --------------
INSURANCE -- 3.4%
  Marsh & McLennan Companies, Inc.................        822,600      48,070,687
  Ohio Casualty Corp..............................        387,500(b)     15,935,937
  Selective Insurance Group, Inc..................        405,600       8,162,700
                                                                   --------------
                                                                       72,169,324
                                                                   --------------

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
LEISURE -- 1.9%
  Hilton Hotels Corp..............................      1,045,600  $   19,997,100
  Prime Hospitality Corp. (a).....................        354,900       3,748,631
  Starwood Hotels & Resorts (a)...................        747,200      16,952,100
                                                                   --------------
                                                                       40,697,831
                                                                   --------------
MEDIA -- 2.4%
  CBS Corp........................................      1,548,845      50,724,674
                                                                   --------------
METALS-FERROUS -- 3.7%
  AK Steel Holding Corp...........................      1,395,000      32,782,500
  USX-U.S. Steel Group............................      2,048,000      47,104,000
                                                                   --------------
                                                                       79,886,500
                                                                   --------------
METALS-NON FERROUS -- 7.0%
  Aluminum Company of America.....................      1,217,300      90,764,931
  Kaiser Aluminum Corp. (a).......................        271,872       1,325,376
  Reynolds Metals Co..............................      1,084,186      57,123,050
                                                                   --------------
                                                                      149,213,357
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.4%
  Tenneco, Inc....................................        232,300       7,912,719
                                                                   --------------
OIL & GAS -- 3.8%
  Crestar Energy, Inc., ADR, (Canada) (a).........        204,000       1,732,428
  Elf Aquitaine SA, ADR, (France).................        693,600      39,275,100
  Occidental Petroleum Corp.......................      1,020,000      17,212,500
  Pioneer Natural Resources Co....................      1,866,717      16,333,774
  USX-Marathon Group..............................        235,200       7,085,400
                                                                   --------------
                                                                       81,639,202
                                                                   --------------
OIL & GAS SERVICES -- 3.9%
  McDermott International, Inc....................      2,661,200      65,698,375
  Pennzoil-Quaker State Co........................      1,247,008      18,471,306
                                                                   --------------
                                                                       84,169,681
                                                                   --------------
PRECIOUS METALS -- 0.4%
  Ashanti Goldfields Co., Ltd.....................        715,131       6,704,353
  Coeur d'Alene Mines Corp........................        198,578(b)        918,423
  Echo Bay Mines, Ltd.............................        304,499         532,873
                                                                   --------------
                                                                        8,155,649
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 12.4%
  Amli Residential Properties Trust...............        212,500       4,728,125
  Archstone Communities Trust.....................         32,200         652,050
  Bradley Real Estate, Inc........................        109,800       2,250,900
  Capital Automotive..............................        590,000       8,776,250
  CCA Prison Realty Trust.........................        637,900(b)     13,076,950
  Centertrust Retail Properties, Inc..............        428,400       5,247,900
  Crescent Operating, Inc. (a)....................        155,150         736,963
  Crescent Real Estate Equities Co................      2,300,200      52,904,600
  Crown American Realty Trust.....................      1,129,000       8,749,750
  Equity Inns, Inc................................         22,300         214,638
  Equity Office Properties Trust..................        555,278      13,326,672
  Equity Residential Properties Trust.............      1,604,200      64,869,838
  Gables Residential Trust........................        425,900       9,875,556
  Glimcher Realty Trust...........................        522,700       8,199,856
  JP Realty, Inc..................................         85,700       1,681,863
  Kimco Realty Corp...............................         57,350       2,276,078
  Malan Realty Investors, Inc.....................        136,200       2,162,175
  Manufactured Home Communities, Inc..............        417,800      10,471,113
  Pennsylvania Real Estate Investment Trust.......         51,100         993,256
  Sunstone Hotel Investors, Inc...................        162,300       1,531,706
  TriNet Corporate Realty Trust, Inc..............        170,000       4,547,500
  Vornado Operating, Inc..........................         40,400         325,725
  Vornado Realty Trust............................      1,260,100      42,528,375
  Walden Residential Properties, Inc..............        362,100       7,400,419
                                                                   --------------
                                                                      267,528,258
                                                                   --------------
RETAIL -- 3.9%
  Heilig-Meyers Co................................      1,396,300       9,337,756
  J.C. Penney Co., Inc............................        608,100      28,504,688
  The Limited, Inc................................      1,534,700      44,698,138
                                                                   --------------
                                                                       82,540,582
                                                                   --------------
TELECOMMUNICATIONS -- 1.1%
  Telefonos de Mexico SA, (Class "L" Stock), ADR,
    (Mexico)......................................        469,700(b)     22,868,519
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
TEXTILES -- 0.6%
  Garan, Inc......................................          3,000  $       84,375
  Kellwood Co.....................................        529,300      13,232,500
                                                                   --------------
                                                                       13,316,875
                                                                   --------------
TOBACCO -- 5.5%
  Philip Morris Co., Inc..........................        850,000      45,475,000
  RJR Nabisco Holdings Corp.......................      2,452,880      72,819,875
                                                                   --------------
                                                                      118,294,875
                                                                   --------------
TRUCKING/SHIPPING -- 0.5%
  Yellow Corp. (a)................................        561,000      10,729,125
                                                                   --------------
UTILITY - ELECTRIC -- 0.4%
  Cleco Corp......................................          6,200         212,738
  First Energy Corp. (a)..........................         24,965         812,923
  Pacific Gas & Electric, Co......................        244,800       7,711,200
                                                                   --------------
                                                                        8,736,861
                                                                   --------------
WASTE MANAGEMENT -- 0.7%
  Waste Management, Inc...........................        320,442      14,940,608
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,702,255,422)..........................................   1,960,222,283
                                                                   --------------

PREFERRED STOCKS -- 4.7%
INTEGRATED PRODUCERS -- 0.1%
  Unocal Corp. (Conv.) Series 6.25%...............         35,072       1,709,760
                                                                   --------------
METALS-FERROUS -- 0.8%
  Bethlehem Steel Corp. (Cum. Conv.), $3.50.......        264,000      10,197,000
  Rouge Steel, 7.25%..............................        267,700       2,476,225
  USX Capital Trust (Cum. Conv.), 6.75%...........        116,900       4,902,494
                                                                   --------------
                                                                       17,575,719
                                                                   --------------
METALS-NON FERROUS -- 0.1%
  Hecla Mining Co. (Cum. Conv.), 7.00%, Series
    B.............................................         61,200       2,325,600
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.6%
  Archstone Communities Trust, $1.75..............         55,600       1,487,300
  Union Pacific Capital Trust, 6.25%..............        243,900      11,219,400
                                                                   --------------
                                                                       12,706,700
                                                                   --------------
RETAIL -- 1.9%
  Kmart Corp. (Cum. Conv.), 7.75%.................        685,300      39,704,569
                                                                   --------------
TELECOMMUNICATIONS -- 1.2%
  Telecomunicacoes Brasileiras S.A., ADR, Series
    B, (Brazil)...................................        358,300      26,043,931
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $116,629,674)............................................     100,066,279
                                                                   --------------

WARRANT(A)                                              UNITS
                                                    -------------
CONSTRUCTION
  Morrison Knudsen Corp.,
    expiring 03/11/03.............................          5,689          17,778
                                                                   --------------

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
CONVERTIBLE BONDS -- 0.8%                           (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
EXPLORATION & PRODUCTION -- 0.1%
  Oryx Energy Co.,
    7.50%, 05/15/14...............................       B2       $   1,800  $    1,795,500
                                                                             --------------
OIL & GAS SERVICES -- 0.2%
  Baker Hughes, Inc.,
    Zero Coupon, 05/05/08.........................       A2           6,060       3,976,875
                                                                             --------------
REAL ESTATE DEVELOPMENT -- 0.2%
  Centertrust Retail Properties Inc.,
    7.50%, 01/15/01...............................       NR           1,020         963,900
    7.50%, 01/15/01...............................       B2             610         576,450
  Malan Realty Investors, Inc.,
    9.50%, 07/15/04...............................       NR           3,000       2,895,000
                                                                             --------------
                                                                                  4,435,350
                                                                             --------------
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
CONVERTIBLE BONDS (CONTINUED)                       (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
RETAIL -- 0.3%
  Charming Shoppes, Inc.,
    7.50%, 07/15/06...............................       B2       $   8,160  $    7,550,530
                                                                             --------------
TOTAL CONVERTIBLE BONDS
  (cost $18,612,250).......................................................      17,758,255
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,837,497,346)....................................................   2,078,064,595
                                                                             --------------

SHORT-TERM INVESTMENTS -- 5.0%
LOAN PARTICIPATION NOTE -- 1.6%
  Alltel Corp.,
    5.75%, 01/04/99...............................       P1          35,000(c)     35,000,000
                                                                             --------------
COMMERCIAL PAPER -- 0.7%
  Countrywide Home Loan, Inc.,
    6.75%, 01/04/99...............................       P1           8,000(c)      7,995,500
    5.40%, 01/04/99...............................       P1           6,098(c)      6,095,256
                                                                             --------------
                                                                                 14,090,756
                                                                             --------------
REPURCHASE AGREEMENT -- 2.7%
  Joint Repurchase Agreement Account,
    4.693%, 01/04/99
      (Note 5)....................................                   58,712      58,712,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $107,802,756)......................................................     107,802,756
                                                                             --------------
TOTAL INVESTMENTS -- 101.9%
  (cost $1,945,300,102; Note 6)............................................   2,185,867,351
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.9%)............................
                                                                                (43,546,536)
                                                                             --------------
NET ASSETS -- 100.0%.......................................................  $2,142,320,815
                                                                             --------------
                                                                             --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  NR    Not Rated by Moody's or Standard & Poor's
  AG    Aktiengesellschaft (German Stock Company)
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-income producing security.
(b) Portion of securities on loan with an aggregate market value of $46,303,663; cash collateral of $49,079,500 was received with which the portfolio purchased securities.
(c) Represents security purchased with cash collateral received for securities on loan.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                EQUITY PORTFOLIO
DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 92.0%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE
  Raytheon Co.....................................         44,639  $    2,307,278
                                                                   --------------
AUTOS - CARS & TRUCKS -- 2.8%
  General Motors Corp.............................        700,000      50,093,750
  LucasVarity PLC (United Kingdom)................     29,951,922      99,787,075
  Navistar International Corp. (a)................        395,200      11,263,200
  PACCAR, Inc.....................................        279,400      11,490,325
                                                                   --------------
                                                                      172,634,350
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 6.1%
  Bank of New York Co., Inc.......................      2,400,000      96,600,000
  BankAmerica Corp................................      1,789,856     107,615,092
  Chase Manhattan Corp............................      1,216,800      82,818,450
  Mellon Bank Corp................................        270,100      18,569,375
  Mercantile Bankshares Corp......................        419,400      16,146,900
  Morgan (J.P.) & Co., Inc........................        327,900      34,449,994
  National City Corp..............................         61,560       4,463,100
  Republic New York Corp..........................        450,000      20,503,125
                                                                   --------------
                                                                      381,166,036
                                                                   --------------
CHEMICALS -- 2.4%
  BOC Group, PLC ADR (United Kingdom).............        800,000      21,800,000
  Dow Chemical Co.................................        556,300      50,588,531
  Eastman Chemical Co.............................        941,550      42,134,362
  Potash Corp. of Saskatchewan Inc., (Canada).....        380,000      24,272,500
  Wellman, Inc....................................        798,200       8,131,662
  Witco Corp......................................        268,800       4,284,000
                                                                   --------------
                                                                      151,211,055
                                                                   --------------
COMPUTERS -- 5.3%
  Compaq Computer Corp............................      3,669,250     153,879,172
  Gerber Scientific, Inc..........................        419,800       9,996,487
  Hewlett-Packard Co..............................      1,100,000      75,143,750
  NCR Corp........................................        100,000       4,175,000
  Seagate Technology, Inc. (a)....................      2,975,800      90,017,950
                                                                   --------------
                                                                      333,212,359
                                                                   --------------
CONSTRUCTION & HOUSING -- 1.5%
  American Standard Co., Inc. (a).................      1,050,000      37,734,375
  Centex Corp.....................................      1,200,000      54,075,000
                                                                   --------------
                                                                       91,809,375
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 1.2%
  Eastman Kodak Co................................        889,800      64,065,600
  Gibson Greeting, Inc. (a).......................        750,000       8,906,250
                                                                   --------------
                                                                       72,971,850
                                                                   --------------
ELECTRONICS -- 5.3%
  AMP Inc.........................................      1,644,191      85,600,694
  Arrow Electronics, Inc. (a).....................      2,145,500      57,258,031
  Avnet, Inc......................................        887,600      53,699,800
  Harris Corp.....................................      2,884,000     105,626,500
  Hitachi Ltd. ADR................................        515,000      31,125,312
                                                                   --------------
                                                                      333,310,337
                                                                   --------------
FINANCIAL SERVICES -- 5.4%
  American Express Co.............................        350,000      35,787,500
  Citigroup, Inc..................................      1,941,601      96,109,249
  Lehman Brothers Holdings, Inc...................        849,800      37,444,312
  Morgan Stanley Dean Witter & Co.................      2,335,000     165,785,000
                                                                   --------------
                                                                      335,126,061
                                                                   --------------


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
FOREST PRODUCTS -- 9.2%
  Fort James Corp.................................        664,000  $   26,560,000
  Georgia-Pacific Corp............................      1,724,000     100,961,750
  Georgia-Pacific Timber Group....................      1,158,000      27,574,875
  International Paper Co..........................      1,820,000      81,558,750
  Mead Corp.......................................      2,306,000      67,594,625
  Rayonier Inc....................................        830,400      38,146,500
  Temple-Inland, Inc..............................      1,240,500      73,577,156
  Weyerhaeuser Co.................................      1,522,500      77,362,031
  Willamette Industries, Inc......................      2,500,000      83,750,000
                                                                   --------------
                                                                      577,085,687
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 9.4%
  Columbia/HCA Healthcare Corp....................      5,790,100     143,304,975
  Foundation Health Systems, Inc. (a).............      4,724,610      56,400,032
  PacifiCare Health Systems, Inc. (a).............        838,800      66,684,600
  Tenet Healthcare Corp. (a)......................      5,122,832     134,474,340
  Wellpoint Health Networks Inc...................      2,120,300     184,466,100
                                                                   --------------
                                                                      585,330,047
                                                                   --------------
INSURANCE -- 13.1%
  American Financial Group, Inc...................        552,700      24,249,712
  American General Corp...........................        879,704      68,616,912
  Chubb Corp......................................      2,206,400     143,140,200
  Equitable Companies, Inc........................      1,466,900      84,896,837
  Loews Corp......................................      1,775,000     174,393,750
  Old Republic International Corp.................      2,926,327      65,842,358
  SAFECO Corp.....................................      2,855,800     122,620,913
  St. Paul Companies, Inc.........................      1,653,800      57,469,550
  Tokio Marine & Fire Insurance Co. Ltd., ADR
    (Japan).......................................        656,400      39,876,300
  United Healthcare Corp..........................        928,000      39,962,000
                                                                   --------------
                                                                      821,068,532
                                                                   --------------
LEISURE -- 1.1%
  Hilton Hotels Corp..............................      3,470,600      66,375,225
                                                                   --------------
METALS-FERROUS -- 0.2%
  Birmingham Steel Corp...........................      1,492,400       6,249,425
  Carpenter Technology Corp.......................        100,000       3,393,750
                                                                   --------------
                                                                        9,643,175
                                                                   --------------
METALS-NON FERROUS -- 1.4%
  Aluminum Company of America.....................        941,000      70,163,313
  Cyprus Amax Minerals Co.........................      1,490,400      14,904,000
  Nord Resources Corp. (a)........................        130,500         130,500
                                                                   --------------
                                                                       85,197,813
                                                                   --------------
OIL & GAS -- 2.7%
  Amerada Hess Corp...............................        325,000      16,168,750
  Atlantic Richfield Co...........................      1,100,000      71,775,000
  Keyspan Energy Co...............................      1,356,432      42,049,392
  Total SA, ADR, (France).........................        738,365      36,733,659
                                                                   --------------
                                                                      166,726,801
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 2.8%
  Elf Aquitaine SA, ADR, (France).................      2,424,433     137,283,519
  Occidental Petroleum Corp.......................      1,100,000      18,562,500
  Oryx Energy Co. (a).............................      1,600,000      21,500,000
                                                                   --------------
                                                                      177,346,019
                                                                   --------------
PRECIOUS METALS -- 1.5%
  Freeport-McMoRan Copper & Gold, Inc. (Class
    "A")..........................................      3,853,300      37,328,844
  Freeport-McMoRan Copper & Gold, Inc. (Class
    "B")..........................................        319,600       3,335,825

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
PRECIOUS METALS (CONT'D.)
  Kinross Gold Corp. (a)..........................        105,126  $      243,104
  Newmont Mining Corp.............................      3,057,000      55,217,063
                                                                   --------------
                                                                       96,124,836
                                                                   --------------
RESTAURANTS -- 2.3%
  Darden Restaurants, Inc.........................      7,922,700     142,608,600
                                                                   --------------
RETAIL -- 7.9%
  Dillards, Inc...................................      3,649,000     103,540,375
  HomeBase, Inc. (a)..............................      1,300,000       8,287,500
  IKON Office Solutions, Inc......................      5,193,000      44,465,063
  Kmart Corp. (a).................................      6,500,000      99,531,250
  Nine West Group Inc. (a)........................      1,430,800      22,266,825
  Pep Boys - Manny, Moe & Jack....................      2,025,000      31,767,188
  Sears, Roebuck and Co...........................        690,000      29,325,000
  Tandy Corp......................................      2,784,900     114,703,069
  Toys 'R' Us, Inc. (a)...........................      2,350,000      39,656,250
                                                                   --------------
                                                                      493,542,520
                                                                   --------------
SEMICONDUCTORS -- 0.4%
  National Semiconductor Corp. (a)................      1,905,600      25,725,600
                                                                   --------------
TELECOMMUNICATIONS -- 3.6%
  Alltel Corp.....................................      1,255,088      75,069,951
  AT&T Corp.......................................      1,100,000      82,775,000
  Loral Corp......................................      2,600,000      46,312,500
  Portugal Telecom SA, ADR, (Portugal)............        409,900      18,291,788
                                                                   --------------
                                                                      222,449,239
                                                                   --------------
TEXTILES
  Worldtex, Inc. (a)..............................        107,199         388,596
                                                                   --------------
TOBACCO -- 3.5%
  Philip Morris Co., Inc..........................      2,025,000     108,337,500
  RJR Nabisco Holdings Corp.......................      3,710,000     110,140,625
                                                                   --------------
                                                                      218,478,125
                                                                   --------------
TRANSPORTATION -- 0.2%
  Marine Transport Corp. (a)......................        100,000         225,000
  OMI Corp. (a)...................................      1,000,000       3,250,000
  Overseas Shipholding Group, Inc.................        600,000       9,637,500
                                                                   --------------
                                                                       13,112,500
                                                                   --------------
UTILITY - ELECTRIC -- 1.7%
  American Electric Power, Inc....................        180,000       8,471,250
  GPU, Inc........................................        500,000      22,093,750
  Houston Industries, Inc.........................        974,519      31,306,423
  Unicom Corp.....................................      1,112,900      42,916,206
                                                                   --------------
                                                                      104,787,629
                                                                   --------------
UTILITY - WATER -- 0.1%
  American Water Works Co., Inc...................        270,000       9,112,500
                                                                   --------------
WASTE MANAGEMENT -- 0.9%
  Waste Management, Inc...........................      1,176,892      54,872,590
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,261,005,459)..........................................   5,743,724,735
                                                                   --------------

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS -- 8.1%                      (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
COMMERCIAL PAPER -- 7.0%
  Barton Capital Corp.,
    5.60%, 01/14/99...............................       P1       $  60,000  $   59,878,667
  Clipper Receivables Corp.,
    5.42%, 01/22/99...............................       P1          38,000      37,879,857
  Countrywide Home Loan,
    5.10%, 01/04/99...............................       P1          33,850      33,835,614
  Falcon Asset Securitization Corp.,
    5.68%, 01/21/99...............................       P1          21,332      21,264,686
  Four Winds Funding Corp.,
    5.70%, 01/29/99...............................       P1          50,000      49,778,333
  Old Line Funding Corp.,
    5.40%, 01/27/99...............................       P1          42,000      41,836,200
  Thunder Bay Funding Inc.,
    5.60%, 01/15/99...............................       P1          27,447      27,387,226
    5.70%, 01/20/99...............................       P1          30,000      29,909,750
  Triple-A One Funding Corp.,
    5.55%, 01/19/99...............................       P1          30,000      29,916,750
  Wells Fargo & Co.,
    5.70%, 01/22/99...............................       P1          50,000      49,833,750
  Windmill Funding Corp.,
    5.57%, 01/22/99...............................       P1          23,000      22,925,269
    5.57%, 01/25/99...............................       P1          37,000      36,862,606
                                                                             --------------
                                                                                441,308,708
                                                                             --------------
REPURCHASE AGREEMENT -- 1.0%
  Joint Repurchase Agreement Account,
    4.693%, 01/04/99 (Note 5).....................                   60,667      60,667,000
                                                                             --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.1%
  Federal National Mortgage Association,
    4.94%, 02/23/99...............................                    5,000       4,995,354
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $506,971,062)......................................................     506,971,062
                                                                             --------------
TOTAL INVESTMENTS -- 100.1%
  (cost $4,767,976,521; Note 6)............................................   6,250,695,797
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)............................
                                                                                 (3,649,163)
                                                                             --------------
NET ASSETS -- 100.0%.......................................................  $6,247,046,634
                                                                             --------------
                                                                             --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt.
  PLC   Public Limited Company (British Corporation).
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).

(a)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                         PRUDENTIAL JENNISON PORTFOLIO
DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 96.9%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.2%
  Raytheon Co. (Class "A" Stock)..................        118,400  $    6,119,800
  Raytheon Co. (Class "B" Stock)..................        156,100       8,312,325
                                                                   --------------
                                                                       14,432,125
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 2.7%
  Chase Manhattan Corp............................        477,500      32,499,844
                                                                   --------------
BROADCASTING SERVICES -- 1.1%
  Infinity Broadcasting Corp. (a).................        462,300      12,655,462
                                                                   --------------
BUSINESS SERVICES -- 1.4%
  Omnicom Group, Inc..............................        288,700      16,744,600
                                                                   --------------
COMPUTER SERVICES -- 13.0%
  3Com Corp. (a)..................................        275,700      12,354,806
  Cadence Design Systems, Inc. (a)................        529,400      15,749,650
  Cisco Systems, Inc. (a).........................        349,875      32,472,773
  HBO & Co........................................        551,500      15,821,156
  Microsoft Corp. (a).............................        281,500      39,040,531
  Oracle Corp. (a)................................        661,500      28,527,187
  PLATINUM Technology, Inc. (a)...................        659,708      12,616,915
                                                                   --------------
                                                                      156,583,018
                                                                   --------------
COMPUTERS -- 6.8%
  Compaq Computer Corp............................        495,600      20,784,225
  Dell Computer Corp. (a).........................        258,100      18,889,694
  Hewlett-Packard Co..............................        292,000      19,947,250
  International Business Machines Corp............        115,500      21,338,625
                                                                   --------------
                                                                       80,959,794
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 1.5%
  Xerox Corp......................................        153,100      18,065,800
                                                                   --------------
DIVERSIFIED OPERATIONS -- 2.8%
  General Electric Co.............................        330,900      33,772,481
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 12.1%
  American Home Products Corp.....................        431,700      24,310,106
  Eli Lilly & Co..................................        169,200      15,037,650
  Merck & Co., Inc................................        154,400      22,802,950
  Pfizer, Inc.....................................        181,300      22,741,819
  Pharmacia & Upjohn, Inc.........................        213,000      12,061,125
  Schering-Plough Corp............................        517,800      28,608,450
  Warner-Lambert Co...............................        257,000      19,323,188
                                                                   --------------
                                                                      144,885,288
                                                                   --------------
ELECTRONICS -- 8.4%
  Applied Materials, Inc. (a).....................        320,500      13,681,344
  Intel Corp......................................        206,100      24,435,731
  KLA-Tencor Corp. (a)............................        350,600      15,207,275
  Symbol Technologies, Inc........................        368,125      23,536,992
  Texas Instruments, Inc..........................        281,500      24,085,844
                                                                   --------------
                                                                      100,947,186
                                                                   --------------
FINANCIAL SERVICES -- 11.0%
  Associates First Capital Corp...................        506,000      21,441,750
  Citigroup, Inc..................................        617,700      30,576,150
  MBNA Corp.......................................        929,037      23,167,860
  Morgan Stanley Dean Witter & Co.................        384,020      27,265,420
  Schwab (Charles) Corp. (a)......................        308,250      17,319,797
  Washington Mutual, Inc..........................        322,100      12,300,194
                                                                   --------------
                                                                      132,071,171
                                                                   --------------
INSURANCE -- 6.1%
  Ace Ltd.........................................        456,500      15,720,719
  American International Group, Inc...............        216,800      20,948,300
  Mutual Risk Management, Ltd.....................        383,332      14,997,865


COMMON                                                                 VALUE
STOCKS (CONTINUED)                                     SHARES         (NOTE 2)
                                                    -------------  --------------
  Provident Companies, Inc........................        252,400      10,474,600
  UNUM Corp.......................................        178,200      10,402,425
                                                                   --------------
                                                                       72,543,909
                                                                   --------------
INSURANCE (CONT'D.)
LEISURE -- 0.9%
  Promus Hotel Corp. (a)..........................        334,700  $   10,835,913
                                                                   --------------
MEDIA -- 4.1%
  CBS Corp. (a)...................................        901,600      29,527,400
  Clear Channel Communications, Inc. (a)..........        362,100      19,734,450
                                                                   --------------
                                                                       49,261,850
                                                                   --------------
RETAIL - RESTAURANTS -- 1.9%
  McDonald's Corp.................................        299,900      22,979,838
                                                                   --------------
RETAIL -- 10.3%
  Home Depot, Inc.................................        585,300      35,813,044
  Kohl's Corp. (a)................................        371,500      22,824,031
  Rite Aid Corp...................................        283,100      14,031,144
  Staples, Inc. (a)...............................        483,900      21,140,381
  The Gap, Inc....................................        359,700      20,233,125
  Wal-Mart Stores, Inc............................        110,300       8,982,556
                                                                   --------------
                                                                      123,024,281
                                                                   --------------
SOFTWARE -- 1.2%
  Intuit, Inc. (a)................................        203,000      14,717,500
                                                                   --------------
TELECOMMUNICATIONS -- 10.4%
  Airtouch Communications, Inc. (a)...............        307,200      22,156,800
  Ascend Communications, Inc. (a).................        202,000      13,281,500
  MCI Wordcom, Inc. (a)...........................        778,200      55,835,850
  Nokia AB Corp., (Japan), ADR....................        147,000      17,704,313
  Qwest Communications International (a)..........        302,700      15,135,000
                                                                   --------------
                                                                      124,113,463
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $843,458,260)............................................   1,161,093,523
                                                                   --------------
                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENT -- 3.6%                           (000)
                                                    -------------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account,
    4.693%, 01/04/99
      (cost $43,284,000; Note 5)..................  $      43,284      43,284,000
                                                                   --------------
TOTAL INVESTMENTS -- 100.5%
  (cost $886,742,260; Note 5)....................................   1,204,377,523
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%)..................
                                                                       (5,648,188)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $1,198,729,335
                                                                   --------------
                                                                   --------------

The following abbreviation is used in portfolio descriptions:
  ADR   American Depository Receipt

(a)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                GLOBAL PORTFOLIO
DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 93.2%
                                                                       VALUE
COMMON STOCKS -- 92.4%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AUSTRALIA -- 1.4%
  AMP Limited.....................................        326,000  $    4,120,529
  Brambles Industries, Ltd........................        298,600       7,256,327
  FXF Trust.......................................        224,600          41,193
                                                                   --------------
                                                                       11,418,049
                                                                   --------------
FEDERAL REPUBLIC OF GERMANY -- 1.8%
  Mannesmann, AG..................................        106,659      12,229,114
  SAP, AG.........................................          6,580       2,843,954
                                                                   --------------
                                                                       15,073,068
                                                                   --------------
FINLAND -- 3.4%
  Nokia Corp. (Class "A" Stock)...................        236,662      28,974,152
                                                                   --------------
FRANCE -- 9.7%
  Casino Guichard Perrachon, SA...................         90,463       9,421,543
  Elf Aquitaine, SA...............................        109,633      12,673,655
  Legrand, SA.....................................         55,861      14,804,434
  Pinault Printemps Redoute, SA...................         33,785       6,456,888
  Suez Lyonnaise Des Eaux.........................         62,868      12,915,154
  Thomson CSF.....................................        328,820      14,122,043
  Valeo, SA.......................................        149,290      11,765,383
                                                                   --------------
                                                                       82,159,100
                                                                   --------------
IRELAND -- 2.4%
  Bank of Ireland.................................        917,988      20,058,961
                                                                   --------------
ITALY -- 5.0%
  Unicredito Italiano SpA.........................      4,786,492      28,426,851
  Telecom Italia SpA..............................      1,574,398      13,459,862
                                                                   --------------
                                                                       41,886,713
                                                                   --------------
JAPAN -- 5.2%
  Honda Motor Co..................................        157,000       5,135,288
  Nippon Telephone and Telegraph Corp.............          1,086       8,349,059
  NTT Mobile Communication Network, Inc...........            216       8,855,191
  Olympus Optical Co., Ltd........................      1,070,000      12,254,177
  Takefuji Corp...................................        131,700       9,579,237
                                                                   --------------
                                                                       44,172,952
                                                                   --------------
NETHERLANDS -- 3.3%
  ING Groep, N.V..................................        242,234      14,776,328
  Koninklijke Numico, N.V.........................        273,036      13,018,738
                                                                   --------------
                                                                       27,795,066
                                                                   --------------
SPAIN -- 4.0%
  Banco Central Hispanoamericano, SA..............      1,155,224      13,735,794
  Telefonica De Espana............................        453,545      20,194,700
                                                                   --------------
                                                                       33,930,494
                                                                   --------------
SWEDEN -- 4.3%
  Drott, AB (Class "B" Shares)....................        182,794       1,681,558
  Hennes & Mauritz, AB............................        190,023      15,533,093
  Nordbanken Holdings, AB.........................      2,193,279      14,082,865
  Skanska, AB (Class "B" Shares)..................        195,773       5,439,126
                                                                   --------------
                                                                       36,736,642
                                                                   --------------
SWITZERLAND -- 2.5%
  Novartis, AG....................................          7,831      15,388,428
  UBS, AG.........................................         18,858       5,791,904
                                                                   --------------
                                                                       21,180,332
                                                                   --------------


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
UNITED KINGDOM -- 10.4%
  Bank of Scotland................................      1,037,063  $   12,388,630
  Glaxo Wellcome PLC..............................        351,881      12,114,335
  Guest, Kean & Nettlefolds, PLC..................        881,861      11,705,117
  Hays, PLC.......................................      1,555,994      13,682,625
  Siebe, PLC......................................      2,275,337       8,928,172
  Vodafone Group, PLC.............................      1,806,063      29,306,058
                                                                   --------------
                                                                       88,124,937
                                                                   --------------
UNITED STATES -- 39.0%
  Belo (A.H.) Corp. (Class "A" Stock).............        514,900      10,265,819
  Cisco Systems, Inc. (a).........................        169,000      15,685,312
  Citigroup, Inc..................................        203,100      10,053,450
  Computer Sciences Corp..........................        199,000      12,823,062
  Disney (Walt) Co................................        300,600       9,018,000
  Electronic Arts, Inc............................        295,400      16,579,325
  Fox Entertainment Group, Inc. (Class "A"
    Stock)........................................        418,600      10,543,487
  Healthsouth Corp. (a)...........................        506,500       7,819,094
  MCI WorldCom, Inc...............................        251,400      18,037,950
  Microsoft Corp. (a).............................        134,600      18,667,337
  Office Depot, Inc...............................        304,700      11,254,856
  Pfizer, Inc.....................................         48,100       6,033,544
  PMC-Sierra, Inc.................................        289,900      18,299,938
  Safeway, Inc. (a)...............................        468,800      28,567,500
  SCI Systems, Inc. (a)...........................        189,200      10,926,300
  Solectron Corp..................................        129,200      12,007,525
  Tenet Healthcare Corp. (a)......................        341,800       8,972,250
  Texas Instruments, Inc..........................        218,400      18,686,850
  The Limited, Inc................................        175,800       5,120,175
  Time Warner, Inc................................        428,600      26,599,988
  Transocean Offshore, Inc........................        226,800       6,081,075
  USA Networks, Inc...............................        404,300      13,392,438
  Warner-Lambert Co...............................         66,800       5,022,525
  Waste Management, Inc...........................        301,100      14,038,788
  Wells Fargo & Co................................        374,800      14,968,575
                                                                   --------------
                                                                      329,465,163
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $539,856,453)............................................     780,975,629
                                                                   --------------

PREFERRED STOCKS -- 0.7%
FEDERAL REPUBLIC OF GERMANY
  Wella, AG, 1.57%................................          6,609       5,514,608
                                                                   --------------
    (cost $5,349,125)
RIGHTS(A) -- 0.1%
SPAIN
  Telefonica, SA..................................        453,545         403,254
                                                                   --------------
    (cost $256,876)
TOTAL LONG-TERM INVESTMENTS
  (cost $545,462,454)............................................     786,893,491
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 1998

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENT -- 5.2%                           (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT
  UNITED STATES
  Bear, Stearns & Co. Inc., 4.73%,
    01/04/99 (cost $44,130,000)(b)................  $      44,130  $   44,130,000
                                                                   --------------
TOTAL INVESTMENTS -- 98.4%
  (cost $589,592,454; Note 6)....................................     831,023,491
                                                                   --------------

FORWARD CURRENCY CONTRACTS -- AMOUNT PAYABLE TO COUNTERPARTIES
  (C) -- (0.5%)..................................................      (3,828,254)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES -- 2.1%..............
                                                                       17,346,722
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  844,541,959
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:
  AB    Aktiebolag (Swedish Stock Company)
  AG    Aktiengesellschaft (German Stock Company)
  N.V.  Naamloze Vennootschap (Dutch Corporation)
  PLC   Public Limited Company (British Corporation)
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-income producing security.

(b)  Bear, Stearns & Co. Inc., repurchase price $44,153,193, due
     1/4/99. The value of the collateral was $45,098,734
(c) Outstanding forward currency contracts at December 31, 1998 were as follows:

                                    VALUE AT
        FOREIGN CURRENCY           SETTLEMENT     CURRENT
           CONTRACTS                  DATE         VALUE      DEPRECIATION
--------------------------------  ------------  ------------  -------------
   Sale:
     Japanese Yen,
       expiring 2/16/99           $  2,200,000  $  2,774,219   $  (574,219)
       expiring 2/17/99           $  2,450,000  $  3,083,306   $  (633,306)
       expiring 3/17/99           $  1,775,000  $  2,053,545   $  (278,545)
       expiring 3/17/99           $  5,925,000  $  6,851,612   $  (926,612)
       expiring 4/17/99           $  6,259,542  $  7,345,432   $(1,085,890)
       expiring 6/24/99           $  5,479,224  $  5,632,213   $  (152,989)
       expiring 6/28/99           $  5,458,538  $  5,635,231   $  (176,693)
                                                              -------------
                                                               $(3,828,254)
                                                              -------------
                                                              -------------

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1998 were as follows:

Commercial Banks                                              17.1%
Telecommunications                                            15.2%
Electronics                                                   10.2%
Retail                                                         9.0%
Computer Services                                              7.9%
Media                                                          7.2%
Drugs & Medical Supplies                                       4.6%
Automobiles                                                    3.4%
Machinery                                                      2.5%
Construction                                                   2.1%
Hospitals                                                      2.0%
Electrical Equipment                                           1.7%
Environmental Services                                         1.7%
Commercial Services                                            1.6%
Chemicals                                                      1.5%
Foods & Beverages                                              1.5%
Leisure                                                        1.1%
Diversified Operations                                         0.9%
Oil & Gas Services                                             0.7%
Cosmetics & Soaps                                              0.6%
Insurance                                                      0.5%
Real Estate Investment Trust                                   0.2%
Repurchase Agreement                                           5.2%
                                                         ---------
                                                              98.4%
Forward currency contracts                                   (0.5)%
Other assets in excess of liabilities                          2.1%
                                                         ---------
                                                             100.0%
                                                         ---------
                                                         ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      NOTES TO THE FINANCIAL STATEMENTS OF
                             CERTAIN PORTFOLIOS OF
                        THE PRUDENTIAL SERIES FUND, INC.

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of fifteen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in thse financial statements pertains to only the ten Portfolios available for investment by Variable Universal Life: Money Market Portfolio, Diversified Bond Portfolio, Conservative Balance Portfolio, Flexible Managed Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, Prudential Jennison Portfolio and Global Portfolio. Shares in the Series Fund are currently sold only to certain separate accounts of The Prudential Insurance Company of America ("The Prudential"), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (together referred to as the "Companies") to fund benefits under certain variable life insurance and variable annuity contracts ("contracts") issued by the Companies. The accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in preparation of its financial statements.

SECURITIES VALUATION: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Convertible debt securities are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. High yield bonds are valued either by quotes received from principal market makers or by an independent pricing service which determine prices by analysis of quality, coupon, maturity and other factors. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Series Fund's Board of Directors.

The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

The High Yield Bond Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the High Yield Bond Portfolio at December 31, 1998 include registration rights, some of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited. (See Note 5).

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investments securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

FORWARD CURRENCY CONTRACTS: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain portfolios of the Series Fund enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currencies. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

SHORT SALES: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES LENDING: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Series Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of , or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Portfolio level.

CUSTODY FEE CREDITS: The Series Fund, exclusive of the Global Portfolio, has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the Fund. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will declare and distribute dividends from net investment income,if any, quarterly and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain (loss) on investments available for distributions determined in accordance with income tax regulations. For the year ended December 31, 1998, the application of this statement increased (decreased) undistributed net investment income ("UNI") and accumulated net realized gains (losses) on investments ("GL") by the following amounts:

                                             UNI          G/L
                                         -----------  -----------
Equity Portfolio.......................  $   105,151  $  (105,151)
Global Portfolio.......................   (4,162,755)   4,162,755

Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. In addition, The Prudential has entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. The Prudential compensates Jennison for its services as follows: 0.75% on the first $10 million of that Portfolio's average daily net assets, 0.50% on the next $30 million, 0.35% on the next $25 million, 0.25% on the next $335 million, 0.22% on the next $600 million and 0.20% thereafter. The Prudential pays for the cost of PIC's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The investment advisory fee paid to The Prudential is computed daily and payable quarterly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                 Fund                    Investment Advisory Fee
---------------------------------------  ------------------------
Money Market Porfolio..................             0.40%
Diversified Bond Portfolio.............             0.40
Conservative Balanced Portfolio........             0.55
Flexible Managed Portfolio.............             0.60
High Yield Bond Portfolio..............             0.55
Stock Index Portfolio..................             0.35
Equity Income Portfolio................             0.40
Equity Portfolio.......................             0.45
Prudential Jennison Portfolio..........             0.60
Global Portfolio.......................             0.75

The Prudential has agreed to refund to a Portfolio (other than the Global Portfolio), the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No refund was required for the year ended December 31, 1998.

PIC and Jennison are indirect, wholly-owned subsidiaries of The Prudential.

The Series Fund has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $250,000,000. The Agreement expired on December 18, 1998 and has been extended through February 28, 1999 under the same terms. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series Fund did not borrow any amounts pursuant to the Agreement during the year ended December 31, 1998. The Series Fund pays a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly by the Series Fund.

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended December 31, 1998, Prudential Securities Incorporated, an indirect, wholly-owned subsidiary of The Prudential, earned $662,219 in brokerage commissions from transactions executed on behalf of the following
Portfolios:

                 Fund                    Commission
---------------------------------------  -----------
Conservative Balanced Portfolio........   $  32,490
Flexible Managed Portfolio.............     103,021
Equity Income Portfolio................     160,840
Equity Portfolio.......................     294,641
Prudential Jennison Portfolio..........      56,980
Global Portfolio.......................      14,247
                                         -----------
                                          $ 662,219

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Portfolios of the Series Fund (excluding Global Portfolio) may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $932,710,000 as of December 31, 1998. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                           Principal    Percentage
                                            Amount       Interest
                                         -------------  ----------
Diversified Bond Portfolio.............  $  31,305,000      3.36%
Conservative Balanced Portfolio........    109,421,000     11.73
Flexible Managed Portfolio.............    482,631,000     51.75
High Yield Bond Portfolio..............     33,890,000      3.63
Stock Index Portfolio..................     86,854,000      9.31
Equity Income Portfolio................     58,712,000      6.30
Equity Portfolio.......................     60,667,000      6.50
Prudential Jennison Portfolio..........     43,284,000      4.64
All other portfolios (currently not
  available to Variable Universal
  Life)................................     25,946,000      2.78
                                         -------------  ----------
                                         $ 932,710,000    100.00%

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 4.75%, in the principal amount of $255,000,000, repurchase price $255,134,583, due 1/4/99. The value of the collateral including accrued interest was $260,454,041.

Credit Suisse First Boston Corp., 4.88%, in the principal amount of $50,000,000, repurchase price $50,027,111, due 1/4/99. The value of the collateral including accrued interest was $52,533,163.

CIBC Oppenheimer, 4.75%, in the principal amount of $255,000,000, repurchase price $255,134,583, due 1/4/99. The value of the collateral including accrued interest was $260,553,672.

SBC Warburg Dillon Reed Inc., 4.70%, in the principal amount of $255,000,000, repurchase price $255,133,167, due 1/4/99. The value of the collateral including accrued interest was $261,037,802.

Morgan (JP) Securities, Inc., 4.35%, in the principal amount of $117,710,000, repurchase price $117,766,893, due 1/4/99. The value of the collateral including accrued interest was $120,272,486.

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the fiscal year ended December 31, 1998 were as follows:

Cost of Purchases:

                                                                                      HIGH
                                         DIVERSIFIED   CONSERVATIVE   FLEXIBLE        YIELD         STOCK        EQUITY
                                            BOND        BALANCED       MANAGED        BOND          INDEX        INCOME
                                         -----------   -----------   -----------   -----------   -----------   -----------
Government Securities..................  1$,084,548,820 2$,907,392,972 2$,497,336,303      0          0             0
Non-Government Securities..............  1$,014,377,393 4$,664,947,720 4$,533,514,880 6$78,466,256 5$06,725,666 7$01,633,702

                                                       PRUDENTIAL
                                           EQUITY       JENNISON       GLOBAL
                                         -----------   -----------   -----------
Government Securities..................       0             0             0
Non-Government Securities..............  1$,642,979,141 8$19,680,050 5$15,000,344

Proceeds from Sales:

                                                                                      HIGH
                                         DIVERSIFIED   CONSERVATIVE   FLEXIBLE        YIELD         STOCK        EQUITY
                                            BOND        BALANCED       MANAGED        BOND          INDEX        INCOME
                                         -----------   -----------   -----------   -----------   -----------   -----------
Government Securities..................  9$81,769,931  2$,956,094,381 2$,461,697,036      0           0             0
Non-Government Securities..............  8$00,302,342  4$,778,976,239 5$,139,626,859 4$13,571,009  $98,694,085 4$24,595,936

                                                       PRUDENTIAL
                                           EQUITY       JENNISON       GLOBAL
                                         -----------   -----------   -----------
Government Securities..................       0             0             0
Non-Government Securities..............  1$,341,760,073 3$99,687,941 4$88,859,228

The federal income tax basis and unrealized appreciation (depreciation) of the Fund's investments as of December 31, 1998 were as follows:

                                                                                      HIGH
                                         DIVERSIFIED   CONSERVATIVE   FLEXIBLE        YIELD         STOCK        EQUITY
                                            BOND        BALANCED       MANAGED        BOND          INDEX        INCOME
                                         -----------   -----------   -----------   -----------   -----------   -----------
Gross Unrealized Appreciation..........   $29,099,718  4$29,047,409  5$55,358,703   $14,026,170  1$,665,560,555 4$16,426,863
Gross Unrealized Depreciation..........   16,654,189   164,278,673   320,658,740    93,507,623    40,647,788   175,859,614
Total Net Unrealized...................   12,445,529   264,768,736   234,699,963   (79,481,453)  1,624,912,767 240,567,249
Tax Basis..............................  1,095,335,557 4,497,706,049 5,151,850,046 854,184,337   1,919,601,401 1,945,300,102

                                                       PRUDENTIAL
                                           EQUITY       JENNISON       GLOBAL
                                         -----------   -----------   -----------
Gross Unrealized Appreciation..........  1$,763,010,854 3$27,887,751 2$39,116,983
Gross Unrealized Depreciation..........  280,291,578    10,960,715    12,753,049
Total Net Unrealized...................  1,482,719,276 316,927,036   226,363,934
Tax Basis..............................  4,767,976,521 887,450,487   604,659,557

For federal income tax purposes, the following Portfolios had capital loss carryforwards as of December 31, 1998. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                                             CAPITAL LOSSES    CAPITAL LOSSES
                                           POST OCTOBER      CARRYFORWARDS     CARRYFORWARDS
                                         LOSSES DEFERRED    UTILIZED IN 1998     AVAILABLE      EXPIRATION DATE
                                         ----------------   ----------------   --------------   ----------------
High Yield Bond Portfolio..............     $ 5,542,044       $ 3,548,806       $ 2,841,673         12/31/2003

FINANCIAL HIGHLIGHTS

                                                           MONEY MARKET
                                         ------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         ------------------------------------------------
                                           1998      1997      1996    1995(a)   1994(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and realized and
  unrealized gains.....................      0.52      0.54      0.51      0.56      0.40
Dividends and distributions............     (0.52)    (0.54)    (0.51)    (0.56)    (0.40)
                                         --------  --------  --------  --------  --------
Net Asset Value, end of year...........  $  10.00  $  10.00  $  10.00  $  10.00  $  10.00
                                         --------  --------  --------  --------  --------
                                         --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(b)............      5.39%     5.41%     5.22%     5.80%     4.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $920.2    $657.5    $668.8    $613.3    $583.3
Ratios to average net assets:
  Expenses.............................      0.41%     0.43%     0.44%     0.44%     0.47%
  Net investment income................      5.20%     5.28%     5.10%     5.64%     4.02%

                                                         DIVERSIFIED BOND
                                         -------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         -------------------------------------------------
                                           1998       1997      1996    1995(a)   1994(a)
                                         ---------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   11.02  $  11.07  $  11.31  $  10.04  $  11.10
                                         ---------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................       0.69      0.80      0.76      0.76      0.68
Net realized and unrealized gains
  (losses) on investments..............       0.08      0.11     (0.27)     1.29     (1.04)
                                         ---------  --------  --------  --------  --------
    Total from investment operations...       0.77      0.91      0.49      2.05     (0.36)
                                         ---------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.69)    (0.83)    (0.73)    (0.75)    (0.68)
Distributions from net realized
  gains................................      (0.04)    (0.13)       --     (0.03)    (0.02)
                                         ---------  --------  --------  --------  --------
    Total distributions................      (0.73)    (0.96)    (0.73)    (0.78)    (0.70)
                                         ---------  --------  --------  --------  --------
Net Asset Value, end of year...........  $   11.06  $  11.02  $  11.07  $  11.31  $  10.04
                                         ---------  --------  --------  --------  --------
                                         ---------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(b)............       7.15%     8.57%     4.40%    20.73%    (3.23)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $1,122.6    $816.7    $720.2    $655.8    $541.6
Ratios to average net assets:
  Expenses.............................       0.42%     0.43%     0.45%     0.44%     0.45%
  Net investment income................       6.40%     7.18%     6.89%     7.00%     6.41%
Portfolio turnover rate................        199%      224%      210%      199%       32%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                         CONSERVATIVE BALANCED
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1998       1997       1996      1995(a)    1994(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   14.97  $   15.52  $   15.31  $   14.10  $   14.91
                                         ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................       0.66       0.76       0.66       0.63       0.53
Net realized and unrealized gains
  (losses) on investments..............       1.05       1.26       1.24       1.78      (0.68)
                                         ---------  ---------  ---------  ---------  ---------
    Total from investment operations...       1.71       2.02       1.90       2.41      (0.15)
                                         ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.66)     (0.76)     (0.66)     (0.64)     (0.51)
Distributions from net realized
  gains................................      (0.94)     (1.81)     (1.03)     (0.56)     (0.15)
                                         ---------  ---------  ---------  ---------  ---------
    Total distributions................      (1.60)     (2.57)     (1.69)     (1.20)     (0.66)
                                         ---------  ---------  ---------  ---------  ---------
Net Asset Value, end of year...........  $   15.08  $   14.97  $   15.52  $   15.31  $   14.10
                                         ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT RETURN:(b)............      11.74%     13.45%     12.63%     17.27%     (0.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $4,796.0   $4,744.2   $4,478.8   $3,940.8   $3,501.1
Ratios to average net assets:
  Expenses.............................       0.57%      0.56%      0.59%      0.58%      0.61%
  Net investment income................       4.19%      4.48%      4.13%      4.19%      3.61%
Portfolio turnover rate................        167%       295%       295%       201%       125%

                                                           FLEXIBLE MANAGED
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1998       1997       1996      1995(a)    1994(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   17.28  $   17.79  $   17.86  $   15.50  $   16.96
                                         ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................       0.58       0.59       0.57       0.56       0.47
Net realized and unrealized gains
  (losses) on investments..............       1.14       2.52       1.79       3.15      (1.02)
                                         ---------  ---------  ---------  ---------  ---------
    Total from investment operations...       1.72       3.11       2.36       3.71      (0.55)
                                         ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.59)     (0.58)     (0.58)     (0.56)     (0.45)
Distributions from net realized
  gains................................      (1.85)     (3.04)     (1.85)     (0.79)     (0.46)
                                         ---------  ---------  ---------  ---------  ---------
    Total distributions................      (2.44)     (3.62)     (2.43)     (1.35)     (0.91)
                                         ---------  ---------  ---------  ---------  ---------
Net Asset Value, end of year...........  $   16.56  $   17.28  $   17.79  $   17.86  $   15.50
                                         ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT RETURN:(b)............      10.24%     17.96%     13.64%     24.13%     (3.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $5,410.0   $5,490.1   $4,896.9   $4,261.2   $3,481.5
Ratios to average net assets:
  Expenses.............................       0.61%      0.62%      0.64%      0.63%      0.66%
  Net investment income................       3.21%      3.02%      3.07%      3.30%      2.90%
Portfolio turnover rate................        138%       227%       233%       173%       124%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                         HIGH YIELD BOND
                                         ------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         ------------------------------------------------
                                           1998      1997      1996    1995(a)   1994(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   8.14  $   7.87  $   7.80  $   7.37  $   8.41
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.77      0.78      0.80      0.81      0.87
Net realized and unrealized gains
  (losses) on investments..............     (0.94)     0.26      0.06      0.46     (1.10)
                                         --------  --------  --------  --------  --------
    Total from investment operations...     (0.17)     1.04      0.86      1.27     (0.23)
                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.76)    (0.77)    (0.78)    (0.84)    (0.81)
Dividends in excess of net investment
  income...............................        --        --     (0.01)       --        --
                                         --------  --------  --------  --------  --------
    Total distributions................     (0.76)    (0.77)    (0.79)    (0.84)    (0.81)
                                         --------  --------  --------  --------  --------
Net Asset Value, end of year...........  $   7.21  $   8.14  $   7.87  $   7.80  $   7.37
                                         --------  --------  --------  --------  --------
                                         --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(b)............     (2.36)%    13.78%    11.39%    17.56%    (2.72)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $789.3    $568.7    $432.9    $367.9    $306.2
Ratios to average net assets:
  Expenses.............................      0.58%     0.57%     0.63%     0.61%     0.65%
  Net investment income................     10.31%     9.78%     9.89%    10.34%     9.88%
Portfolio turnover rate................        63%      106%       88%      139%       69%

                                                             STOCK INDEX
                                         ----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         ----------------------------------------------------
                                           1998       1997       1996      1995(a)   1994(a)
                                         ---------  ---------  ---------  ---------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   30.22  $   23.74  $   19.96  $   14.96  $  15.20
                                         ---------  ---------  ---------  ---------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................       0.42       0.43       0.40       0.40      0.38
Net realized and unrealized gains
  (losses) on investments..............       8.11       7.34       4.06       5.13     (0.23)
                                         ---------  ---------  ---------  ---------  --------
    Total from investment operations...       8.53       7.77       4.46       5.53      0.15
                                         ---------  ---------  ---------  ---------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.42)     (0.42)     (0.40)     (0.38)    (0.37)
Distributions from net realized
  gains................................      (0.59)     (0.87)     (0.28)     (0.15)    (0.02)
                                         ---------  ---------  ---------  ---------  --------
    Total distributions................      (1.01)     (1.29)     (0.68)     (0.53)    (0.39)
                                         ---------  ---------  ---------  ---------  --------
Net Asset Value, end of year...........  $   37.74  $   30.22  $   23.74  $   19.96  $  14.96
                                         ---------  ---------  ---------  ---------  --------
                                         ---------  ---------  ---------  ---------  --------
TOTAL INVESTMENT RETURN:(B)............      28.42%     32.83%     22.57%     37.06%     1.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $3,548.1   $2,448.2   $1,581.4   $1,031.3    $664.5
Ratios to average net assets:
  Expenses.............................       0.37%      0.37%      0.40%      0.38%     0.42%
  Net investment income................       1.25%      1.55%      1.95%      2.27%     2.50%
Portfolio turnover rate................          3%         5%         1%         1%        2%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                            EQUITY INCOME
                                         ----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         ----------------------------------------------------
                                           1998       1997       1996      1995(a)   1994(a)
                                         ---------  ---------  ---------  ---------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   22.39  $   18.51  $   16.27  $   14.48  $  15.66
                                         ---------  ---------  ---------  ---------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................       0.56       0.61       0.58       0.64      0.66
Net realized and unrealized gains
  (losses) on investments..............      (1.03)      6.06       2.88       2.50     (0.46)
                                         ---------  ---------  ---------  ---------  --------
    Total from investment operations...      (0.47)      6.67       3.46       3.14      0.20
                                         ---------  ---------  ---------  ---------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.59)     (0.57)     (0.71)     (0.62)    (0.56)
Distributions from net realized
  gains................................      (1.30)     (2.22)     (0.51)     (0.73)    (0.82)
                                         ---------  ---------  ---------  ---------  --------
    Total distributions................      (1.89)     (2.79)     (1.22)     (1.35)    (1.38)
                                         ---------  ---------  ---------  ---------  --------
Net Asset Value, end of year...........  $   20.03  $   22.39  $   18.51  $   16.27  $  14.48
                                         ---------  ---------  ---------  ---------  --------
                                         ---------  ---------  ---------  ---------  --------
TOTAL INVESTMENT RETURN:(b)............      (2.38)%     36.61%     21.74%     21.70%     1.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $2,142.3   $2,029.8   $1,363.5   $1,110.0    $859.7
Ratios to average net assets:
  Expenses.............................       0.42%      0.41%      0.45%      0.43%     0.52%
  Net investment income................       2.54%      2.90%      3.36%      4.00%     3.92%
Portfolio turnover rate................         20%        38%        21%        64%       63%

                                                              EQUITY
                                         ------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         ------------------------------------------------
                                           1998      1997      1996    1995(a)   1994(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  31.07  $  26.96  $  25.64  $  20.66  $  21.49
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................      0.60      0.69      0.71      0.55      0.51
Net realized and unrealized gains on
  investments..........................      2.21      5.88      3.88      5.89      0.05
                                         --------  --------  --------  --------  --------
    Total from investment operations...      2.81      6.57      4.59      6.44      0.56
                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.60)    (0.70)    (0.67)    (0.52)    (0.49)
Distributions from net realized
  gains................................     (3.64)    (1.76)    (2.60)    (0.94)    (0.90)
                                         --------  --------  --------  --------  --------
    Total distributions................     (4.24)    (2.46)    (3.27)    (1.46)    (1.39)
                                         --------  --------  --------  --------  --------
Net Asset Value, end of year...........  $  29.64  $  31.07  $  26.96  $  25.64  $  20.66
                                         --------  --------  --------  --------  --------
                                         --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(b)............      9.34%    24.66%    18.52%    31.29%     2.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $6,247.0  $6,024.0  $4,814.0  $3,813.8  $2,617.8
Ratios to average net assets:
  Expenses.............................      0.47%     0.46%     0.50%     0.48%     0.55%
  Net investment income................      1.81%     2.27%     2.54%     2.28%     2.39%
Portfolio turnover rate................        25%       13%       20%       18%        7%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                       PRUDENTIAL JENNISON
                                         -----------------------------------------------
                                                  YEAR ENDED               APRIL 25,
                                                 DECEMBER 31,             1995(d)(a)
                                         ----------------------------         TO
                                           1998      1997      1996    DECEMBER 31, 1995
                                         --------  --------  --------  -----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $  17.73  $  14.32  $  12.55      $  10.00
                                         --------  --------  --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................      0.04      0.04      0.02          0.02
Net realized and unrealized gains on
  investments..........................      6.56      4.48      1.78          2.54
                                         --------  --------  --------      --------
    Total from investment operations...      6.60      4.52      1.80          2.56
                                         --------  --------  --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.04)    (0.04)    (0.03)        (0.01)
Distributions from net realized
  gains................................     (0.38)    (1.07)       --            --
                                         --------  --------  --------      --------
    Total distributions................     (0.42)    (1.11)    (0.03)        (0.01)
                                         --------  --------  --------      --------
Net Asset Value, end of period.........  $  23.91  $  17.73  $  14.32      $  12.55
                                         --------  --------  --------      --------
                                         --------  --------  --------      --------
TOTAL INVESTMENT RETURN:(b)............     37.46%    31.71%    14.41%        24.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................  $1,198.7    $495.9    $226.5         $63.1
Ratios to average net assets:
  Expenses.............................      0.63%     0.64%     0.66%         0.79%(c)
  Net investment income................      0.20%     0.25%     0.20%         0.15%(c)
Portfolio turnover rate................        54%       60%       46%           37%

                                                              GLOBAL
                                         ------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         ------------------------------------------------
                                           1998      1997      1996    1995(a)   1994(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  17.92  $  17.85  $  15.53  $  13.88  $  14.64
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................      0.07      0.09      0.11      0.06      0.02
Net realized and unrealized gains
  (losses) on investments..............      4.38      1.11      2.94      2.14     (0.74)
                                         --------  --------  --------  --------  --------
    Total from investment operations...      4.45      1.20      3.05      2.20     (0.72)
                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.16)    (0.13)    (0.11)    (0.24)    (0.02)
Dividends in excess of net investment
  income...............................     (0.12)    (0.10)       --        --        --
Distributions from net realized
  gains................................     (0.93)    (0.90)    (0.62)    (0.31)    (0.02)
                                         --------  --------  --------  --------  --------
    Total distributions................     (1.21)    (1.13)    (0.73)    (0.55)    (0.04)
                                         --------  --------  --------  --------  --------
Net Asset Value, end of year...........  $  21.16  $  17.92  $  17.85  $  15.53  $  13.88
                                         --------  --------  --------  --------  --------
                                         --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:(b)............     25.08%     6.98%    19.97%    15.88%    (4.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $844.5    $638.4    $580.6    $400.1    $345.7
Ratios to average net assets:
  Expenses.............................      0.86%     0.85%     0.92%     1.06%     1.23%
  Net investment income................      0.29%     0.47%     0.64%     0.44%     0.20%
Portfolio turnover rate................        73%       70%       41%       59%       37%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized

(d) Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market, Diversified Bond, Conservative Balanced, Flexible Managed, High Yield Bond, Stock Index, Equity Income, Equity, Prudential Jennison and Global Portfolios (ten of the fifteen portfolios that constitute The Prudential Series Fund, Inc.; the "Portfolios") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights of the Prudential Jennison Portfolio for the period April 25, 1995 through December 31, 1995 and the financial highlights for each of the two years in the period ended December 31, 1995 for each of the other nine portfolios were audited by other independent accountants, whose opinion dated February 15, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 12, 1999

                          TAX INFORMATION (UNAUDITED)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 1998) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 1998, the Series Fund paid dividends as follows:

                                           ORDINARY DIVIDENDS
                                      ----------------------------
                                                     SHORT-TERM        LONG-TERM        TOTAL
                                        INCOME      CAPITAL GAINS    CAPITAL GAINS    DIVIDENDS
                                      -----------  ---------------  ---------------  -----------
Money Market Porfolio                  $   0.460             --               --      $   0.460
Diversified Bond Portfolio                 0.692      $   0.041               --          0.733
Conservative Balanced Portfolio            0.664          0.898        $   0.044          1.606
Flexible Managed Portfolio                 0.586          0.949            0.901          2.436
High Yield Bond Portfolio                  0.761             --               --          0.761
Stock Index Portfolio                      0.420          0.029            0.559          1.008
Equity Income Portfolio                    0.586          0.125            1.173          1.884
Equity Portfolio                           0.606          0.094            3.544          4.244
Prudential Jennison Portfolio              0.044             --            0.380          0.424
Global Portfolio                           0.277             --            0.928          1.205

BOARD OF
DIRECTORS               THE PRUDENTIAL SERIES FUND, INC.

MENDEL A. MELZER, CFA                       W. SCOTT McDONALD, JR., Ph.D.               E. MICHAEL CAULFIELD
  CHAIRMAN,                                   VICE PRESIDENT,                             EXECUTIVE VICE PRESIDENT,
  THE PRUDENTIAL SERIES FUND, INC.            KALUDIS CONSULTING GROUP                    PRUDENTIAL FINANCIAL MANAGEMENT
                                                                                          THE PRUDENTIAL INSURANCE

SAUL K. FENSTER, Ph.D.                              JOSEPH WEBER, Ph.D.
  PRESIDENT,                                          VICE PRESIDENT,
  NEW JERSEY INSTITUTE OF TECHNOLOGY                  INTERCLASS (INTERNATIONAL CORPORATE LEARNING)

                       The  Prudential Series Fund, Inc.

                     Supplement dated February 26, 1999 to
                         Prospectus dated May 1, 1998


The following disclosure replaces in its entirety the seventh paragraph under the heading, "Investment Objectives and Policies of the Portfolios - Balanced Portfolios - Flexible Managed Portfolio" in the Prospectus:


                The bond portion of this portfolio will primarily be invested in securities that have a rating at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally-recognized rating service. A description of corporate bond ratings is contained in the Appendix to the statement of additional information. However, up to 25% of the bond component of this portfolio may be invested in securities having ratings at the time of purchase "BB," "Ba" or lower, or if not rated, of comparable quality in the opinion of the portfolio manager. These securities are considered speculative and high risk. The risks of medium to lower rated securities, are described in the Prospectus in connection with the High Yield Bond Portfolio. Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The established company common stock component of this portfolio will consist of equity securities of major corporations that are believed to be in sound financial condition. In selecting stocks of smaller capitalization companies, the portfolio manager may invest in companies that show above average profitability (measured by return-on-equity, earnings, and dividend growth rates) with modest price/earnings ratios or alternatively, in companies whose stock is undervalued relative to other stocks in the market. The individual equity selections for this portfolio may have more volatile market values than the equity securities selected for the Equity Portfolio or the Conservative Balanced Portfolio. The portfolio may also invest in preferred stock, including below investment grade preferred stock, and other equity-related securities. The money market portion of the portfolio will hold high quality money market instruments of the kind held by the Money Market Portfolio. Moreover, when conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the Flexible Managed Portfolio may invest, without limit, in high quality money market instruments of the kind held by the Money Market Portfolio.

The following disclosure replaces in its entirety the seventh paragraph under the heading, "Investment Objectives and Policies of the Portfolios - Balanced Portfolios - Flexible Managed Portfolio" in the Prospectus:

               The facts that this portfolio will invest in a mix of common stocks regarded as having higher risks than the mix of common stocks that will be purchased by the Conservative Balanced Portfolio; that the bond portion of its portfolio will include a higher percentage of bonds having ratings at the time of purchase of "BB, "Ba" or lower (or if unrated, of comparable quality); and that the "normal" mix for this portfolio will include a higher percentage of stocks all combine to mean that the risk of investing in this portfolio is relatively higher - to the extent that each of these factors results in greater risks - than the risk of investing in the Conservative Balanced Portfolio.

--------------------------------------------------------------------------------

The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free number. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

                                   [GRAPHIC]
                                 1-800-944-8786

                              7 a.m. - 6 p.m. CST

--------------------------------------------------------------------------------

In the past, Contract Owners who held several variable contracts at the same add-ress received multiple copies of Annual Reports and Semiannual Reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The above toll-free number should be used to request any additional copies of the Variable Universal Life Annual Report. Proxy material and tax information will continue to be sent to each account of record.

[GRAPHIC]

--------------------------------------------------------------------------------

Whether providing insurance protection for home, family, and business, providing for future education and retirement expenses, or offering innovations like Critical Care Access, Prudential has always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.

P.O. Box 197                                                        ------------
Minneapolis, MN 55440-0197                                            Bulk Rate
                                                                    U.S. Postage
Address Service Requested                                               PAID
                                                                     Prudential
                                                                    ------------

VUL AR 12/98

                                   [GRAPHIC]

                              Printed in the U.S.A.
                               on recycled paper.